UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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Fox Chase Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

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Proxy Statement/Prospectus Univest Corporation of Pennsylvania	Proxy Statement Fox Chase Bancorp, Inc.

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Shareholder:

On December 8, 2015, Univest Corporation of Pennsylvania, or Univest, and Fox Chase Bancorp, Inc., or Fox Chase, entered into a merger agreement under which Fox Chase will merge with and into Univest, with Univest remaining as the surviving entity. Immediately, following the merger, Fox Chase Bank, the wholly-owned subsidiary of Fox Chase, will merge with and into Univest Bank and Trust Co., the wholly-owned subsidiary of Univest, with Univest Bank and Trust Co. as the surviving entity. Before we complete the merger, the shareholders of Univest and Fox Chase must approve and adopt the merger agreement.

Univest shareholders will vote to adopt the merger agreement and on the other matters described below at a special meeting of shareholders to be held at 1:00 p.m., local time, on June 14, 2016 at the Univest Building located at 14 North Main Street, Souderton, Pennsylvania. Fox Chase shareholders will vote to adopt the merger agreement and on the other matters described below at a special meeting of shareholders to be held at 9:00 a.m., local time, on June 14, 2016 at the Fox Chase Bank office located at 510 East Township Line Road, Suite 200, Blue Bell, Pennsylvania.

If the merger is completed, Fox Chase shareholders will be entitled to elect to receive, for each share of Fox Chase common stock they own, subject to the election and adjustment procedures described in this joint proxy statement/prospectus, 0.9731 shares of Univest common stock or $21.00 in cash. The maximum number of shares of Univest common stock estimated to be issuable upon completion of the merger is 6,870,825. Although the number of shares of Univest common stock that holders of Fox Chase common stock will be entitled to receive is fixed, the market value of the stock consideration will fluctuate with the market price of Univest common stock and will not be known at the time Fox Chase shareholders vote on the merger. However, as described in more detail elsewhere in this joint proxy statement/prospectus, under the terms of the merger agreement, if the average price of Univest common stock over a specified period of time decreases below certain specified thresholds, Fox Chase would have a right to terminate the merger agreement, unless Univest elects to increase the exchange ratio, which would result in additional shares of Univest common stock being issued.

Pursuant to the terms of the merger agreement, 60% of the total number of outstanding shares of Fox Chase common stock will be converted into Univest common stock, and the remaining outstanding shares of Fox Chase common stock will be converted into cash. As a result, if more Fox Chase shareholders make valid elections to receive either Univest common stock or cash than is available as merger consideration under the merger agreement, those Fox Chase shareholders electing the over-subscribed form of consideration may have the over-subscribed consideration proportionately reduced and substituted with consideration in the other form. The material federal income tax consequences of the merger to Fox Chase shareholders will depend on whether cash, Univest common stock, or a combination of cash and Univest common stock is received in exchange for shares of Fox Chase common stock and are discussed in “Material United States Federal Income Tax Consequences of the Merger,” beginning on page 89.

The common stock of Univest trades on the Nasdaq Global Select Market under the symbol “UVSP.” The common stock of Fox Chase trades on the Nasdaq Global Select Market under the symbol “FXCB.” On December 7, 2015, which was the last trading date preceding the public announcement of the proposed merger, the closing price of Univest common stock was $20.53 per share, which after giving effect to the 0.9731 exchange ratio, has an implied value of approximately $19.98 per share. Based upon this price with respect to the stock consideration, and the cash consideration of $21.00 per share, upon completion of the merger, a Fox Chase shareholder who receives cash for 40% of his or her shares of common stock and receives stock for 60% of his or her shares of common stock would receive total merger consideration with an implied value of approximately $20.39 per share. On April 29, 2016, the most recent practicable trading day prior to the printing of this joint proxy statement/prospectus, the closing price of Univest common stock was $19.74 per share, which, after giving effect to the 0.9731 exchange ratio, has an implied value of approximately $19.21 per share. Based on this price with respect to the stock consideration, and the cash consideration of $21.00 per share, upon completion of the merger, a Fox Chase shareholder who receives cash for 40% of his or her shares of common stock and receives stock for 60% of his or her shares of common stock would receive total merger consideration with an implied value of approximately $19.93 per share. The market price of both Univest common stock and Fox Chase common stock will fluctuate before the completion of the merger; therefore, you are urged to obtain current market quotations for Univest common stock and Fox Chase common stock.

The Univest board of directors has determined that the merger is advisable and in the best interests of Univest and the Univest board of directors unanimously recommends that the Univest shareholders vote “FOR” the adoption of the merger agreement and “FOR” the approval of the other proposals described in this joint proxy statement/prospectus.

The Fox Chase board of directors has determined that the merger is advisable and in the best interests of Fox Chase and the Fox Chase board of directors unanimously recommends that the Fox Chase shareholders vote “FOR” the adoption of the merger agreement and “FOR” the approval of the other proposals described in this joint proxy statement/prospectus.

You should read this entire joint proxy statement/prospectus, including the annexes hereto and the documents incorporated by reference herein, carefully because it contains important information about the merger and the related transactions. In particular, you should read carefully the information under the section entitled “Risk Factors” beginning on page 33. You can also obtain information about Univest and Fox Chase from documents that each has filed with the Securities and Exchange Commission.

Jeffrey M. Schweitzer	Thomas M. Petro
President and Chief Executive Officer	President and Chief Executive Officer
Univest Corporation of Pennsylvania	Fox Chase Bancorp, Inc.

The shares of Univest common stock to be issued to Fox Chase shareholders in the merger are not deposits or savings accounts or other obligations of any bank or savings association, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the merger described in this joint proxy statement/prospectus or the Univest common stock to be issued in the merger, or passed upon the adequacy or accuracy of this joint proxy statement/prospectus. Any representation to the contrary is a criminal offense.

The date of this joint proxy statement/prospectus is May 2, 2016, and it is first being mailed or otherwise delivered to shareholders on or about May 9, 2016.

UNIVEST CORPORATION OF PENNSYLVANIA

14 NORTH MAIN STREET

SOUDERTON, PENNSYLVANIA 18964

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 14, 2016

TO THE SHAREHOLDERS OF UNIVEST CORPORATION OF PENNSYLVANIA:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Univest Corporation of Pennsylvania, or “Univest,” will be held at 1:00 p.m., local time, on June 14, 2016, at the Univest Building located at 14 North Main Street, Souderton, Pennsylvania, to consider and vote on:

1. a proposal to adopt and approve the Agreement and Plan of Merger, dated December 8, 2015, by and between Univest and Fox Chase Bancorp, Inc., or “Fox Chase,” which provides for, among other things, the merger of Fox Chase with and into Univest; and

2. a proposal to authorize the board of directors to adjourn the special meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement.

These items are described in more detail in the accompanying joint proxy statement/prospectus and its annexes. You should read these documents in their entirety before voting. We have fixed April 29, 2016 as the record date for determining those Univest shareholders entitled to vote at the special meeting. Accordingly, only shareholders of record at the close of business on that date are entitled to notice of and to vote at the special meeting or any adjournment or postponement of the meeting.

Your board of directors has unanimously determined that the proposed merger is advisable and in the best interests of Univest and unanimously recommends that you vote “FOR” the proposal to adopt the merger agreement. Your board of directors also recommends that you vote “FOR” proposal 2 listed above. In accordance with the terms of the merger agreement, each director and executive officer of Univest has agreed to vote all shares of Univest common stock owned by him or her in favor of adoption of the merger agreement and the transactions contemplated by the merger agreement.

Your vote is very important, regardless of the number of shares of Univest common stock that you own. We cannot complete the merger unless Univest’s shareholders approve the merger agreement.

Even if you plan to attend the special meeting in person, Univest requests that you complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or submit your proxy by telephone or Internet prior to the special meeting to ensure that your shares of Univest common stock will be represented at the special meeting. If you hold your shares in “street name” through a bank, brokerage firm or other nominee, you should follow the procedures provided by your bank, brokerage firm or other nominee to vote your shares. If you fail to submit a proxy or to attend the special meeting and vote in person or do not provide your bank, brokerage firm or other nominee with instructions as to how to vote your shares, your shares of Univest common stock will not be counted and will have the same effect as a vote “against” the approval of the merger agreement.

We urge you to vote as soon as possible so that your shares will be represented.

BY ORDER OF THE BOARD OF DIRECTORS,

Megan Duryea Santana, Esq.

Corporate Secretary

Souderton, Pennsylvania

May 2, 2016

FOX CHASE BANCORP, INC.

4390 DAVISVILLE ROAD

HATBORO, PENNSYLVANIA 19040

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 14, 2016

TO THE SHAREHOLDERS OF FOX CHASE BANCORP, INC.:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Fox Chase Bancorp, Inc., or “Fox Chase,” will be held at 9:00 a.m., local time, on June 14, 2016, at the Fox Chase Bank office located at 510 East Township Line Road, Suite 200, Blue Bell, Pennsylvania, to consider and vote on:

1. a proposal to adopt and approve the Agreement and Plan of Merger, dated December 8, 2015, by and between Univest Corporation of Pennsylvania, or “Univest,” and Fox Chase, which provides for, among other things, the merger of Fox Chase with and into Univest;

2. a proposal to approve, by advisory (non-binding) vote, certain compensation arrangements for the named executive officers of Fox Chase in connection with the merger; and

3. a proposal to authorize the board of directors to adjourn the special meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement.

All of these items, including the proposal to approve the merger agreement and the merger, are described in more detail in the accompanying joint proxy statement/prospectus and its appendices. You should read these documents in their entirety before voting. We have fixed April 29, 2016 as the record date for determining those Fox Chase shareholders entitled to vote at the special meeting. Accordingly, only shareholders of record at the close of business on that date are entitled to notice of and to vote at the special meeting or any adjournment or postponement of the meeting.

Your board of directors has unanimously determined that the proposed merger is advisable and in the best interests of Fox Chase and unanimously recommends that you vote “FOR” the proposal to adopt the merger agreement. Your board of directors also recommends that you vote “FOR” proposals 2 and 3 listed above. In accordance with the terms of the merger agreement, each director and executive officer of Fox Chase has agreed to vote all shares of Fox Chase common stock owned by him in favor of adoption of the merger agreement and the transactions contemplated thereby.

We urge you to vote as soon as possible so that your shares will be represented.

Your vote is very important, regardless of the number of shares of Fox Chase common stock that you own. We cannot complete the merger unless Fox Chase’s shareholders approve the merger agreement.

Even if you plan to attend the special meeting in person, Fox Chase requests that you complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or submit your proxy by telephone or Internet prior to the special meeting to ensure that your shares of Fox Chase common stock will be represented at the special meeting. If you hold your shares in “street name” through a bank, brokerage firm or other nominee, you should follow the procedures provided by your bank, brokerage firm or other nominee to vote your shares. If you fail to submit a proxy or to attend the special meeting and vote in person or do not provide your bank, brokerage firm or other nominee with instructions as to how to vote your shares, as applicable, your shares of Fox Chase common stock will not be counted and will have the same effect as a vote “against” the approval of the merger agreement.

BY ORDER OF THE BOARD OF DIRECTORS,

Jerry D. Holbrook

Corporate Secretary

Hatboro, Pennsylvania

May 2, 2016

WHERE YOU CAN FIND MORE INFORMATION

This joint proxy statement/prospectus incorporates important business and financial information about Univest and Fox Chase from other documents that Univest and Fox Chase have filed with the U.S. Securities and Exchange Commission, which we refer to as the “SEC,” and that are contained in or incorporated by reference into this joint proxy statement/prospectus. For a listing of documents incorporated by reference into this joint proxy statement/prospectus, please see the section entitled “Incorporation of Certain Documents by Reference” beginning on page 108 of this joint proxy statement/prospectus. This information is available for you to review at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, DC 20549, and through the SEC’s website at www.sec.gov.

You may request copies of this joint proxy statement/prospectus and any of the documents incorporated by reference into this joint proxy statement/prospectus or other information concerning Univest, without charge, by telephone or written request directed to:

Univest Corporation of Pennsylvania

14 North Main Street

Souderton, Pennsylvania 18964

Attention: Megan Duryea Santana, Esq.

(877) 723-5571

You may also request a copy of this joint proxy statement/prospectus and any of the documents incorporated by reference into this joint proxy statement/prospectus or other information concerning Fox Chase, without charge, by telephone or written request directed to:

Fox Chase Bancorp, Inc.

4390 Davisville Road

Hatboro, Pennsylvania 19040

Attention: Jerry D. Holbrook

(215) 682-4107

To obtain timely delivery of these documents, you must request the information no later than June 7, 2016 in order to receive them before Univest’s or Fox Chase’s special meeting of shareholders.

The joint proxy statement/prospectus is also available on Univest’s website at www.univest.net under the “Investor Relations” link and then under the heading “SEC Filings” and on Fox Chase’s website at www.foxchasebank.com under the “Investor Relations” link and then under the heading “SEC Filings.” The information on Univest’s website is not part of this joint proxy statement/prospectus. References to Univest’s and Fox Chase’s websites in this joint proxy statement/prospectus are intended to serve as textual references only.

ABOUT THIS JOINT PROXY STATEMENT/PROSPECTUS

This document, which forms part of a registration statement on Form S-4 filed with the SEC by Univest (File No. 333-209759), constitutes a prospectus of Univest under the Securities Act of 1933, as amended, which we refer to as the “Securities Act,” with respect to the shares of common stock, par value $5.00 per share, of Univest, which we refer to as “Univest common stock,” to be issued pursuant to the Agreement and Plan of Merger, dated as of December 8, 2015, by and between Univest and Fox Chase, which we refer to as the “merger agreement.” This document also constitutes a proxy statement of Univest and Fox Chase under the Securities Exchange Act of 1934, as amended, which we refer to as the “Exchange Act.” It also constitutes a notice of meeting with respect to the special meetings, at which each of Univest and Fox Chase shareholders will be asked

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to vote to approve the merger agreement. Univest has supplied all information contained or incorporated by reference into this joint proxy statement/prospectus relating to Univest, and Fox Chase has supplied all information contained or incorporated by reference into this joint proxy statement/prospectus relating to Fox Chase.

You should rely only on the information contained in or incorporated by reference into this joint proxy statement/prospectus. Univest and Fox Chase have not authorized anyone to provide you with information that is different from that contained in or incorporated by reference into this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated May 2, 2016, and you should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than such date. Further, you should not assume that the information incorporated by reference into this joint proxy statement/prospectus is accurate as of any date other than the date of the incorporated document. Neither the mailing of this joint proxy statement/prospectus to Fox Chase shareholders and Univest shareholders nor the issuance by Univest of shares of its common stock pursuant to the merger agreement will create any implication to the contrary.

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QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETINGS

The following questions and answers briefly address some commonly asked questions about the merger (as defined below) and the shareholder meetings. They may not include all the information that is important to the shareholders of Univest and Fox Chase. Shareholders of Univest and Fox Chase should each read carefully this entire joint proxy statement/prospectus, including the annexes and other documents referred to in this document.

Questions about the Merger

Q:	What is the merger?

A:	Univest and Fox Chase have entered into an Agreement and Plan of Merger, dated December 8, 2015, which is referred to as the “merger agreement.” A copy of the merger agreement is attached as Annex A to, and is incorporated by reference in, this joint proxy statement/prospectus. The merger agreement contains the terms and conditions of the proposed business combination of Univest and Fox Chase. Under the merger agreement, Fox Chase will merge with and into Univest, with Univest remaining as the surviving entity. We refer to this transaction as the “merger.”

Immediately, following the merger, Fox Chase Bank, the wholly-owned subsidiary of Fox Chase, will merge with and into Univest Bank and Trust Co., the wholly-owned subsidiary of Univest, with Univest Bank and Trust Co. as the surviving entity.

Q:	Why am I receiving these materials?

A:	This document constitutes both a joint proxy statement of Univest and Fox Chase and a prospectus of Univest. It is a joint proxy statement because the boards of directors of both companies are soliciting proxies from their respective shareholders. It is a prospectus because Univest will issue shares of its common stock in exchange for shares of Fox Chase common stock in the merger.

Univest is sending these materials to its shareholders to help them decide how to vote their shares of Univest common stock with respect to the proposed merger and the other matters to be considered at the Univest special meeting described in “The Univest Special Meeting,” beginning on page 93.

Fox Chase is sending these materials to its shareholders to help them decide how to vote their shares of Fox Chase common stock with respect to the proposed merger and the other matters to be considered at the Fox Chase special meeting described in “The Fox Chase Special Meeting,” beginning on page 96.

Information about these meetings, the merger and the other business to be considered at the meetings is contained in this joint proxy statement/prospectus. The merger cannot be completed unless shareholders of Univest and Fox Chase each approve the merger.

Q:	Why is Univest proposing the merger?

A:	The Univest board of directors, in unanimously determining that the merger is in the best interests of Univest and its shareholders, considered a number of key factors that are described under the heading “The Merger—Univest’s Reasons for the Merger,” beginning on page 59.

Q:	Why is Fox Chase proposing the merger?

A:	The Fox Chase board of directors, in unanimously determining that the merger is in the best interests of Fox Chase and its shareholders, considered a number of key factors that are described under the heading “The Merger—Fox Chase’s Reasons for the Merger,” beginning on page 48.

Q:	What will Fox Chase shareholders receive in the merger, and how will this affect holders of Univest common stock?

A:

Upon completion of the merger, Fox Chase shareholders will be entitled to elect to receive, for each share of Fox Chase common stock, subject to the election and adjustment procedures described in this joint proxy statement/prospectus, 0.9731 shares of Univest common stock or $21.00 in cash. At the closing of the merger, 40% of the outstanding shares of Fox Chase common stock will be converted into the right to receive cash and the remaining outstanding shares of Fox Chase common stock will be converted into the right to receive Univest common stock. Because of the number of shares of Univest common stock being issued in the merger, the percentage ownership interest in Univest represented by the existing shares of Univest common stock will be diluted.

Univest shareholders will not receive any merger consideration and will continue to own their existing shares of Univest common stock after the merger.

Q:	What equity stake will Fox Chase shareholders hold in Univest immediately following the merger?

A:	Following completion of the merger, current Univest shareholders will own in the aggregate approximately 74% of the outstanding shares of Univest common stock and Fox Chase shareholders will own approximately 26% of the outstanding shares of Univest common stock.

Q:	What is the value of the per share merger consideration?

A:	On December 7, 2015, which was the last trading date preceding the public announcement of the proposed merger, the closing price of Univest common stock was $20.53 per share, which, after giving effect to the 0.9731 exchange ratio, has an implied value of approximately $19.98 per share. Based on this price with respect to the stock consideration, and the cash consideration of $21.00 per share, upon completion of the merger, a Fox Chase shareholder who receives cash for 40% of his or her shares of common stock and receives stock for 60% of his or her shares of common stock would receive total merger consideration with an implied value of approximately $20.39 per share. On April 29, 2016, the most recent practicable trading day prior to the printing of this joint proxy statement/prospectus, the closing price of Univest common stock was $19.74 per share, which, after giving effect to the 0.9731 exchange ratio, has an implied value of approximately $19.21 per share. Based on this price with respect to the stock consideration, and the cash consideration of $21.00 per share, upon completion of the merger, a Fox Chase shareholder who receives cash for 40% of his or her shares of common stock and receives stock for 60% of his or her shares of common stock would receive total merger consideration with an implied value of approximately $19.93 per share. The market price of both Univest common stock and Fox Chase common stock will fluctuate before the completion of the merger, therefore, you are urged to obtain current market quotations for Univest common stock and Fox Chase common stock.

Q:	If I am a Fox Chase shareholder, when must I elect the type of merger consideration that I prefer to receive?

A:	If you are a Fox Chase shareholder and wish to elect the type of merger consideration you receive in the merger, you should carefully review and follow the instructions set forth in the election form, which is being separately mailed to Fox Chase shareholders concurrently with or immediately following the mailing of this joint proxy statement/prospectus. You will need to sign, date and complete the election form and transmittal materials and return them to the exchange agent, Broadridge Financial Solutions, Inc., at the address given in the materials. The election deadline will be the date that is five business days prior to the closing date for the merger. Because of the way the election and proration procedures work, even if you submit a properly completed and signed election form, it is still possible that you may not receive exactly the type of merger consideration you have elected. If you do not submit a properly completed and signed election form to the exchange agent by the election deadline, you will have no control over the type of merger consideration you may receive. If you hold shares in “street name,” you will have to follow your broker’s instructions to make an election.

Q:	If I am a Fox Chase shareholder, am I guaranteed to receive the type of merger consideration that I elect?

A:

No. If Fox Chase shareholders elect to convert more than 40% of the total outstanding shares of Fox Chase common stock into cash or more than 60% of the total outstanding shares of Fox Chase common stock into

Univest stock, then the exchange agent will follow the proration procedures outlined under the heading “The Merger Agreement—Consideration to be Received in the Merger” and “The Merger Agreement—Proration Procedures” to ensure that 60% of the aggregate merger consideration is paid in shares of Univest common stock and the remaining consideration is paid in cash.

Q:	What happens if I am eligible to receive a fraction of a share of Univest common stock as part of the stock merger consideration?

A:	If the aggregate number of shares of Univest common stock that you are entitled to receive as part of the stock merger consideration includes a fraction of a share of Univest common stock, you will receive cash in lieu of that fractional share. See the section entitled “The Merger Agreement—Stock Election” beginning on page 76 of this joint proxy statement/prospectus.

Q:	Who will be the directors and executive officers of the combined company following the merger?

A:	Following completion of the merger, the then current directors and executive officers of Univest will continue in office. Additionally, Univest will appoint Thomas M. Petro and two existing Fox Chase directors to serve on the Univest board of directors. One such individual will be appointed to serve in each of Class 1, Class 2 and Class 3 of the Univest board of directors. Univest has agreed to nominate and recommend each of them for election for one additional three-year term following their initial term. Univest will also appoint Roger S. Deacon, Executive Vice President and Chief Financial Officer of Fox Chase Bank as Senior Executive Vice President and Chief Financial Officer for Univest and Univest Bank and Trust Co.

Q:	When do you expect to complete the merger?

A:	Subject to the satisfaction or waiver of the closing conditions described under the section entitled, “The Merger Agreement—Conditions to Completion of the Merger” beginning on page 85 of this joint proxy statement/prospectus, including receipt of shareholder approvals at the respective special meetings of Univest and Fox Chase, and receipt of regulatory approvals, we currently expect to complete the merger in the third quarter of 2016. It is possible, however, that factors outside of either company’s control could result in us completing the merger at a later time or not completing it at all.

Q:	What are the federal income tax consequences of the merger?

A:	The merger has been structured to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, which is referred to as the Internal Revenue Code. It is a condition to the completion of the merger that each of Univest and Fox Chase receive a written opinion from their respective legal counsel to the effect that the merger will be treated as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. The federal tax consequences of the merger to shareholders of Fox Chase will depend primarily on whether they exchange their Fox Chase common stock solely for Univest common stock, solely for cash or for a combination of Univest common stock and cash. Fox Chase shareholders who exchange their shares solely for Univest common stock should not recognize gain or loss except with respect to the cash they receive in lieu of a fractional share. Fox Chase shareholders who exchange their shares solely for cash should recognize gain or loss on the exchange. Fox Chase shareholders who exchange their shares for a combination of Univest common stock and cash should recognize gain, but not any loss, on the exchange. The actual federal income tax consequences to Fox Chase shareholders of electing to receive cash, Univest common stock or a combination of cash and stock will not be ascertainable at the time Fox Chase shareholders make their election because it will not be known at that time how, or to what extent, the allocation and proration procedures will apply.

This tax treatment may not apply to all Fox Chase shareholders. Determining the actual tax consequences of the merger to Fox Chase shareholders can be complicated. Fox Chase shareholders should consult their own tax advisor for a full understanding of the merger’s tax consequences that are particular to each shareholder. For further discussion of the material U.S. federal income tax consequences of the merger, see “Material United States Federal Income Tax Consequences of the Merger,” beginning on page 89.

Questions about the Univest Special Meeting

Q:	What am I being asked to vote on at the Univest special meeting?

A:	You are being asked to consider and vote on:

1.	adoption and approval of the merger agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus; and

2.	adjournment of the Univest special meeting, if necessary, to solicit additional proxies.

Q:	How does the Univest board of directors recommend that I vote my shares?

A:	The Univest board of directors recommends that the Univest shareholders vote their shares as follows:

•	“FOR” adoption and approval of the merger agreement; and

•	“FOR” an adjournment of the Univest special meeting, if necessary, to solicit additional proxies.

As of the record date, directors and executive officers of Univest and their affiliates had the right to vote 835,872 shares of Univest common stock, or 4.26% of the outstanding Univest common stock entitled to be voted at the special meeting. Each of the directors and executive officers of Univest has agreed to vote all shares of Univest common stock owned by him or her in favor of adoption of the merger agreement.

Q:	What do I need to do now?

A:	After carefully reading and considering the information contained in this joint proxy statement/prospectus, please submit your proxy as soon as possible so that your shares will be represented at the Univest special meeting. Please follow the instructions set forth on the proxy card or on the voting instruction form provided by the record holder if your shares are held in the name of your broker or other nominee.

Q:	Who is entitled to vote at the Univest special meeting?

A:	Univest shareholders of record as of the close of business on April 29, 2016, which is referred to as the “Univest record date.”

Q:	How many votes do I have?

A:	Each outstanding share of Univest common stock is entitled to one vote.

Q:	How do I vote my Univest shares?

A:	You may vote your Univest shares by completing and returning the enclosed proxy card, by internet, by telephone or by voting in person at the Univest special meeting.

Voting by Proxy. You may vote your Univest shares by completing and returning the enclosed proxy card. Your proxy will be voted in accordance with your instructions. If you submit a properly executed and dated proxy, but do not specify a choice on one of the proposals described in this joint proxy statement/prospectus, your proxy will be voted in favor of that proposal.

Voting by Internet. If you are a registered shareholder, you may vote electronically through the Internet by following the instructions included on your proxy card. If your shares are registered in the name of a broker or other nominee, you may be able to vote via the Internet. If so, the voting form your nominee sends you will provide Internet instructions.

Voting by Phone. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call (800) 690-6903 and then follow the instructions.

Voting in Person. If you attend the Univest special meeting, you may deliver your completed proxy card in person or may vote by completing a ballot that will be available at the meeting. If your shares are registered in the name of a broker or other nominee and you wish to vote at the meeting you will need to obtain a legal proxy from your bank or brokerage firm. Please consult the voting form sent to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at the special meeting.

Q:	Why is my vote important?

A:	Because the merger cannot be completed without the affirmative vote of a majority of the votes cast at the Univest special meeting, every shareholder’s vote is important.

Q:	If my shares of Univest common stock are held in street name by my broker, will my broker automatically vote my shares for me?

A:	No. Your broker CANNOT vote your shares on any proposal at the Univest special meeting without instructions from you. You should instruct your broker as to how to vote your shares, following the directions your broker provides to you.

Q:	What if I fail to instruct my broker?

A:	If you do not provide your broker with instructions, your broker generally will not be permitted to vote your shares on the merger proposal or any other proposal (a so-called “broker non-vote”) at the Univest special meeting. For determining the number of votes cast with respect to the merger proposal, only those votes cast “for” or “against” the proposal are counted. Any broker non-votes submitted by brokers or nominees in connection with the special meeting, will not be counted as votes “for” or “against” for determining the number of votes cast, but will be treated as present for quorum purposes.

Q:	What constitutes a quorum for the Univest special meeting?

A:	As of the Univest record date, 19,616,172 shares of Univest common stock were issued and outstanding, each of which will be entitled to one vote at the meeting. Under Univest’s bylaws, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast constitutes a quorum for the transaction of business at the special meeting. If you vote by proxy, your shares will be included for determining the presence of a quorum. Both abstentions and broker non-votes are also included for determining the presence of a quorum.

Q:	Assuming the presence of a quorum, what is the vote required to approve the matters to be considered at the Univest special meeting?

A:	The affirmative vote of a majority of the votes cast, in person or by proxy, at the Univest special meeting is required to approve the proposals to approve and adopt the merger agreement and to adjourn the Univest special meeting, if necessary, to solicit additional proxies, and any other matter that may properly come before the special meeting. Therefore, abstentions and broker non-votes will not affect the outcome of the proposal to approve the merger or the adjournment proposal.

Q:	Do I have appraisal or dissenters’ rights?

A:	No. Under Pennsylvania law, holders of Univest common stock will not be entitled to exercise any appraisal rights in connection with the merger.

Q:	Can I attend the Univest special meeting and vote my shares in person?

A:	Yes. All shareholders, including shareholders of record and those who hold their shares through banks, brokers, nominees or any other holder of record, are invited to attend the special meeting. Holders of record of Univest common stock can vote in person at the special meeting. If you are not a shareholder of record, you must obtain a proxy, executed in your favor, from the record holder of your shares, such as a broker, bank or other nominee, to be able to vote in person at the special meeting. If you plan to attend the special meeting, you must hold your shares in your own name or have a letter from the record holder of your shares confirming your ownership and you must bring a form of personal photo identification with you in order to be admitted. We reserve the right to refuse admittance to anyone without proper proof of share ownership and without proper photo identification.

Q:	Can I change my vote?

A:	Yes. You may revoke any proxy at any time before it is voted by (1) signing and returning a proxy card with a later date (if you submitted your proxy by Internet or by telephone, you can vote again by Internet or telephone), (2) delivering a written revocation letter to Univest’s Corporate Secretary, or (3) attending the special meeting in person and voting by ballot at the special meeting. Univest’s Corporate Secretary’s mailing address is Univest Corporation of Pennsylvania, 14 North Main Street, Souderton, Pennsylvania 18964, Attention: Megan Duryea Santana, Esq.

Any shareholder entitled to vote in person at the special meeting may vote in person regardless of whether a proxy has been previously given, and such vote will revoke any previous proxy, but the mere presence of a shareholder at the special meeting will not constitute revocation of a previously given proxy.

Q:	How will proxies be solicited and who will bear the cost of soliciting votes for the Univest special meeting?

A:	Univest has engaged Laurel Hill Advisory Group, LLC ( “Laurel Hill”) to act as its proxy solicitor and to assist in the solicitation of proxies for the Univest special meeting of shareholders. Univest has agreed to pay Laurel Hill approximately $6,000, plus reasonable out-of-pocket expenses, for such services and will also indemnify Laurel Hill against certain claims, costs, damages, liabilities, and expenses.

Univest will bear the cost of preparing, assembling, printing and mailing these proxy materials for the Univest special meeting. The solicitation of proxies or votes for the Univest special meeting may also be made in person, by telephone, or by electronic communication by Univest’s directors, officers, and employees, none of whom will receive any additional compensation for such solicitation activities. In addition, Univest may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

Q:	Can additional proposals be presented at the Univest special meeting?

A:	No. Other than the proposals described in this joint proxy statement/prospectus, no additional matters can be presented for a vote at the special meeting.

Q:	Are there risks that I should consider in deciding whether to vote to approve the merger agreement?

A:	Yes. You should consider the risk factors set out in the section entitled “Risk Factors” beginning on page 33 of this joint proxy statement/prospectus.

Q:	What if I hold stock of both Univest and Fox Chase?

A:	If you hold shares of both Univest and Fox Chase, you will receive two separate packages of proxy materials. A vote as a Univest shareholder for the merger proposal or any other proposals to be considered at the Univest special meeting will not constitute a vote as a Fox Chase shareholder for the merger proposal or any other proposals to be considered at the Fox Chase special meeting, and vice versa. Therefore, please sign, date and return all proxy cards that you receive, whether from Univest or Fox Chase, or submit separate proxies as both a Univest shareholder and a Fox Chase shareholder as instructed.

Q:	Whom should I contact if I have additional questions?

A:	If you are a Univest shareholder and have any questions about the merger, need assistance in submitting your proxy or voting your shares of Univest common stock, or if you need additional copies of this document or the enclosed proxy card, you should contact Laurel Hill Advisory Group, LLC (“Laurel Hill”), the proxy solicitor for Univest, at (888) 742-1305. You may also contact:

Univest Corporation of Pennsylvania

14 North Main Street

Souderton, Pennsylvania 18964

Attention: Megan Duryea Santana, Esq.

Telephone: (877) 723-5571

Questions about the Fox Chase Special Meeting

Q:	What am I being asked to vote on at the Fox Chase special meeting?

A:	You are being asked to consider and vote on:

1.	adoption and approval of the merger agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus; and

2.	approval, by advisory (non-binding) vote of certain compensation arrangements for the named executive officers of Fox Chase in connection with the merger; and

3.	adjournment of the Fox Chase special meeting, if necessary, to solicit additional proxies.

Q:	How does the Fox Chase board of directors recommend that I vote my shares?

A:	The Fox Chase board of directors recommends that the Fox Chase shareholders vote their shares as follows:

•	“FOR” adoption and approval of the merger agreement;

•	“FOR” approval, by advisory (non-binding) vote of certain compensation arrangements for the named executive officers of Fox Chase in connection with the merger; and

•	“FOR” an adjournment of the Fox Chase special meeting, if necessary, to solicit additional proxies.

As of the record date, directors and executive officers of Fox Chase and their affiliates had the right to vote 935,073 shares of Fox Chase common stock, or 7.9% of the outstanding Fox Chase common stock entitled to be voted at the Fox Chase special meeting. Each of the directors and executive officers of Fox Chase has agreed to vote all shares of Fox Chase common stock owned by him in favor of adoption of the merger agreement.

Q:	What do I need to do now?

A:	After carefully reading and considering the information contained in this joint proxy statement/prospectus, please submit your proxy as soon as possible so that your shares will be represented at the Fox Chase special meeting. Please follow the instructions set forth on the proxy card or on the voting instruction form provided by the record holder if your shares are held in the name of your broker or other nominee.

Q:	Who is entitled to vote at the Fox Chase special meeting?

A:	Fox Chase shareholders of record as of the close of business on April 29, 2016, which is referred to as the “Fox Chase record date,” are entitled to notice of, and to vote at, the Fox Chase special meeting.

Q:	How many votes do I have?

A:	Each outstanding share of Fox Chase common stock is entitled to one vote.

Q:	How do I vote my Fox Chase shares?

A:	You may vote your Fox Chase shares by completing and returning the enclosed proxy card, by internet, by telephone or by voting in person at the Fox Chase special meeting.

Voting by Proxy. You may vote your Fox Chase shares by completing and returning the enclosed proxy card. Your proxy will be voted in accordance with your instructions. If you submit a properly executed and dated proxy, but do not specify a choice on one of the proposals described in this joint proxy statement/prospectus, your proxy will be voted in favor of that proposal.

Voting by Internet. If you are a registered shareholder, you may vote electronically through the Internet by following the instructions included on your proxy card. If your shares are registered in the name of a broker or other nominee, you may be able to vote via the Internet. If so, the voting form your nominee sends you will provide Internet instructions.

Voting by Phone. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call (800) 652-8683 and then follow the instructions.

Voting in Person. If you attend the Fox Chase special meeting, you may deliver your completed proxy card in person or may vote by completing a ballot that will be available at the meeting. If your shares are registered in the name of a broker or other nominee and you wish to vote at the meeting, you will need to obtain a legal proxy from your bank or brokerage firm. Please consult the voting form sent to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at the Fox Chase special meeting.

Q:	Why is my vote important?

A:	Because the merger cannot be completed without the affirmative vote of the holders of a majority of the outstanding shares of Fox Chase common stock, every shareholder’s vote is important.

Q:	If my shares of Fox Chase common stock are held in street name by my broker, will my broker automatically vote my shares for me?

A:	No. Your broker CANNOT vote your shares on any proposal at the Fox Chase special meeting without instructions from you. You should instruct your broker as to how to vote your shares, following the directions your broker provides to you. Please check the voting form used by your broker.

Q:	What if I fail to instruct my broker?

A:	If you do not provide your broker with instructions, your broker generally will not be permitted to vote your shares on the merger proposal or any other proposal (a so-called “broker non-vote”) at the Fox Chase special meeting. Because the affirmative vote of a majority of outstanding Fox Chase shares is necessary to approve the merger, any broker non-votes submitted by brokers or nominees in connection with the special meeting will in effect be a vote against the merger.

Q:	What constitutes a quorum for the Fox Chase special meeting?

A:	As of the Fox Chase record date, 11,769,390 shares of Fox Chase common stock were issued and outstanding, each of which will be entitled to one vote at the meeting. Under Fox Chase’s bylaws, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast constitutes a quorum for the transaction of business at the special meeting. If you vote by proxy, your shares will be included for determining the presence of a quorum. Both abstentions and broker non-votes are also included for determining the presence of a quorum.

Q:	Assuming the presence of a quorum, what is the vote required to approve the matters to be considered at the Fox Chase special meeting?

A:	The affirmative vote, in person or by proxy, of at least a majority of the outstanding shares of Fox Chase common stock is required to approve the merger agreement. Because the affirmative vote of at least a majority of the holders of outstanding shares of Fox Chase is required to approve the merger agreement, abstentions and broker non-votes with respect to the merger agreement will effectively act as “no” votes on such proposal.

The affirmative vote, in person or by proxy, of a majority of votes cast at the Fox Chase special meeting is required to approve the advisory (non-binding) vote on certain compensation arrangements for the named executive officers of Fox Chase in connection with the merger agreement and the proposal to adjourn the Fox Chase special meeting, if necessary, to solicit additional proxies. Abstentions and broker non-votes will not affect the outcome of the advisory (non-binding) vote on executive compensation arrangements or the adjournment proposal.

Q:	Why am I being asked to consider and vote on a proposal to approve, by advisory (non-binding) vote, certain compensation arrangements for Fox Chase’s named executive officers in connection with the merger?

A:	Under the rules of the SEC, Fox Chase is required to seek an advisory (non-binding) vote with respect to the compensation that may be paid or become payable to its named executive officers that is based on, or otherwise relates to, the merger.

Q:	What will happen if Fox Chase shareholders do not approve the merger-related compensation of Fox Chase’s named executive officers?

A:	Approval of the compensation that may be paid or become payable to Fox Chase’s named executive officers that is based on, or otherwise relates to, the merger is not a condition to completion of the merger. The vote is an advisory vote and will not be binding on Fox Chase or the surviving corporation in the merger. If the merger is completed, the merger-related compensation will be paid to Fox Chase’s named executive officers to the extent payable in accordance with the terms of their compensation agreements and arrangements and the outcome of the advisory (non-binding) vote will not affect Fox Chase or Univest’s obligations to make these payments even if Fox Chase shareholders do not approve, by advisory (non-binding) vote, the proposal.

Q:	Do any of Fox Chase’s directors or executive officers have interests in the merger that may differ from those of Fox Chase shareholders?

A:	Fox Chase’s directors and executive officers have interests in the merger that are different from, or in addition to, those of Fox Chase shareholders generally. The members of Fox Chase’s board of directors were aware of and considered these interests, among other matters, in evaluating the merger agreement and the merger, and in recommending that Fox Chase shareholders approve the merger agreement. For a description of these interests, refer to the section entitled “Interests of Fox Chase’s Directors and Executive Officers in the Merger” beginning on page 70 of this joint proxy statement/prospectus.

Q:	Do I have appraisal or dissenters’ rights?

A:	No. Under Maryland law, holders of Fox Chase common stock will not be entitled to exercise any appraisal rights in connection with the merger.

Q:	Can I attend the Fox Chase special meeting and vote my shares in person?

A:	Yes. All shareholders, including shareholders of record and those who hold their shares through banks, brokers, nominees or any other holder of record, are invited to attend the special meeting. Holders of record of Fox Chase common stock can vote in person at the special meeting. If you are not a shareholder of record, you must obtain a proxy, executed in your favor, from the record holder of your shares, such as a broker, bank or other nominee, to be able to vote in person at the special meeting. If you plan to attend the special meeting, you must hold your shares in your own name or have a letter from the record holder of your shares confirming your ownership and you must bring a form of personal photo identification with you in order to be admitted. We reserve the right to refuse admittance to anyone without proper proof of share ownership and without proper photo identification.

Q:	Can I change my vote?

A:	Yes. You may revoke your proxy at any time before it is voted by (1) signing and returning a proxy card with a later date (if you submitted your proxy by Internet or telephone, you can vote again by Internet or telephone), (2) delivering a written revocation letter to Fox Chase’s Corporate Secretary, or (3) attending the special meeting in person and voting by ballot at the special meeting. The mailing address for Fox Chase’s Corporate Secretary is Fox Chase Bancorp, Inc., 4390 Davisville Road, Hatboro, Pennsylvania 19040, Attention: Jerry D. Holbrook.

Any shareholder entitled to vote in person at the special meeting may vote in person regardless of whether a proxy has been previously given, and such vote will revoke any previous proxy, but the mere presence of a shareholder at the special meeting will not constitute revocation of a previously given proxy.

Q:	How will proxies be solicited and who will bear the cost of soliciting votes for the Fox Chase special meeting?

A:	Fox Chase has engaged Laurel Hill to act as its proxy solicitor and to assist in the solicitation of proxies for the Fox Chase special meeting of shareholders. Fox Chase has agreed to pay Laurel Hill approximately $6,000, plus reasonable out-of-pocket expenses, for such services and will also indemnify Laurel Hill against certain claims, costs, damages, liabilities, and expenses.

Fox Chase will bear the cost of preparing, assembling, printing and mailing these proxy materials for the Fox Chase special meeting. The solicitation of proxies or votes for the Fox Chase special meeting may also be made in person, by telephone, or by electronic communication by Fox Chase’s directors, officers, and employees, none of whom will receive any additional compensation for such solicitation activities. In addition, Fox Chase may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

Q:	Can additional proposals be presented at the Fox Chase special meeting?

A:	No. Other than the proposals described in this joint proxy statement/prospectus, no additional matters can be presented for a vote at the special meeting.

Q:	Are there risks that I should consider in deciding whether to vote to approve the merger agreement?

A:	Yes. You should consider the risk factors set out in the section entitled “Risk Factors” beginning on page 33 of this joint proxy statement/prospectus.

Q:	What if I hold stock of both Univest and Fox Chase?

A:	If you hold shares of both Univest and Fox Chase, you will receive two separate packages of proxy materials. A vote as a Fox Chase shareholder for the merger proposal or any other proposals to be considered at the Fox Chase special meeting will not constitute a vote as a Univest shareholder for the merger proposal or any other proposals to be considered at the Univest special meeting, and vice versa. Therefore, please sign, date and return all proxy cards that you receive, whether from Univest or Fox Chase, or submit separate proxies as both a Univest shareholder and a Fox Chase shareholder as instructed.

Q:	Should I send in my Fox Chase stock certificates now?

A:	No, please do NOT return your stock certificate(s) with your proxy. You will be provided separately an election form and instructions regarding the surrender of your stock certificates. You should then, prior to the election deadline, send your Fox Chase stock certificates to the exchange agent, together with your completed and signed election form.

Q:	Whom should I contact if I have additional questions?

A:	If you are a Fox Chase shareholder and have any questions about the merger, need assistance in submitting your proxy or voting your shares of Fox Chase common stock, or if you need additional copies of this document or the enclosed proxy card, you should contact Laurel Hill, the proxy solicitor for Fox Chase at (888) 742-1305. You may also contact:

Fox Chase Bancorp, Inc.

4390 Davisville Road

Hatboro, Pennsylvania 19040

Attention: Jerry D. Holbrook

Telephone: (215) 682-4107

SUMMARY

This summary highlights information contained elsewhere in this joint proxy statement/prospectus and may not contain all of the information that is important to you. We urge you to carefully read the entire joint proxy statement/prospectus and the other documents to which we refer in order to fully understand the merger and the related transactions. See “Where You Can Find More Information.” Each item in this summary refers to the page of this joint proxy statement/prospectus on which that subject is discussed in more detail.

Information about the Parties

Univest Corporation of Pennsylvania

Univest is a Pennsylvania business corporation and bank holding company with its headquarters in Souderton, Pennsylvania. At December 31, 2015, Univest had total consolidated assets of $2.9 billion, and $3.0 billion in assets under management and supervision through its wealth management lines of business. Univest is the parent company of Univest Bank and Trust Co., a Pennsylvania state-chartered bank and trust company. Univest delivers financial services through a network of more than fifty offices in southeastern Pennsylvania extending to the Lehigh Valley. Univest common stock is traded on The Nasdaq Global Select Market under the symbol “UVSP.”

The principal executive offices of Univest are located at Univest Corporation of Pennsylvania, 14 North Main Street, Souderton, Pennsylvania 18964, and its telephone number is (877) 723-5571. Additional information about Univest is included in documents incorporated by reference in this joint proxy statement/prospectus. See “Incorporation of Certain Documents by Reference.”

Fox Chase Bancorp, Inc.

Fox Chase is a Maryland business corporation and bank holding company with its headquarters in Hatboro, Pennsylvania. At December 31, 2015, Fox Chase had total consolidated assets of $1.1 billion. Fox Chase is the parent company of Fox Chase Bank, a Pennsylvania state-chartered bank, which operates ten branch offices providing financial services in Bucks, Montgomery, Philadelphia and Chester Counties, Pennsylvania, as well as Atlantic and Cape May counties, New Jersey. Fox Chase common stock is traded on the Nasdaq Global Select Market under the symbol “FXCB.”

The principal executive offices of Fox Chase are located at 4390 Davisville Road, Hatboro, Pennsylvania 19040, and its telephone number is (215) 283-2900. Additional information about Fox Chase is included in documents incorporated by reference in this joint proxy statement/prospectus. See “Incorporation of Certain Documents by Reference.”

The Merger and the Merger Agreement (page 41)

The terms and conditions of the merger are contained in the merger agreement, which is attached as Annex A to this joint proxy statement/prospectus and incorporated by reference herein. Please carefully read the merger agreement as it is the legal document that governs the merger.

Pursuant to the merger agreement, Fox Chase will merge with and into Univest with Univest as the surviving corporation. Immediately thereafter, Fox Chase Bank, Fox Chase’s banking subsidiary, will merge with and into Univest’s banking subsidiary, Univest Bank and Trust Co., with Univest Bank and Trust Co. as the surviving entity.

Univest Will Hold Its Special Meeting on June 14, 2016 (page 93)

The Univest special meeting will be held on June 14, 2016 at 1:00 p.m., local time, at the Univest Building located at 14 North Main Street, Souderton, Pennsylvania. At the special meeting, Univest shareholders will be asked to:

1. adopt and approve the merger agreement; and

2. approve the adjournment of the special meeting, if necessary, to solicit additional proxies, in the event that there are not sufficient votes at the time of the special meeting to adopt the merger agreement.

Record Date. Only holders of record of Univest common stock at the close of business on April 29, 2016 will be entitled to vote at the special meeting. Each share of Univest common stock is entitled to one vote. As of the Univest record date, there were 19,616,172 shares of Univest common stock issued and outstanding and entitled to vote at the special meeting.

Required Vote. The affirmative vote, in person or by proxy, of a majority of the votes cast at the special meeting is required to approve the merger agreement and the proposal to adjourn the Univest special meeting, if necessary, to solicit additional proxies. The presence, in person or by proxy, of a majority of the outstanding shares of Univest common stock is necessary to constitute a quorum in order to transact business at the special meeting.

As of the record date, directors and executive officers of Univest and their affiliates had the right to vote 835,872 shares of Univest common stock, or 4.26% of the outstanding Univest common stock entitled to be voted at the special meeting. Each of the directors and executive officers of Univest has agreed to vote all shares of Univest common stock owned by him or her in favor of adoption of the merger agreement and the transactions contemplated thereby.

Fox Chase Will Hold Its Special Meeting on June 14, 2016 (page 96)

The Fox Chase special meeting will be held on June 14, 2016 at 9:00 a.m., local time, at the Fox Chase Bank office located at 510 East Township Line Road, Suite 200, Blue Bell, Pennsylvania. At the special meeting, Fox Chase shareholders will be asked to:

1. adopt and approve the merger agreement;

2. approve, by advisory (non-binding) vote, certain compensation arrangements for the named executive officers of Fox Chase contemplated by the merger agreement; and

3. approve the adjournment of the special meeting, if necessary, to solicit additional proxies, in the event that there are not sufficient votes at the time of the special meeting to adopt the merger agreement.

Record Date. Only holders of record of Fox Chase common stock at the close of business on April 29, 2016 will be entitled to vote at the special meeting. Each share of Fox Chase common stock is entitled to one vote. As of the Fox Chase record date, there were 11,769,390 shares of Fox Chase common stock issued and outstanding and entitled to vote at the special meeting.

Required Vote. The affirmative vote, in person or by proxy, of at least a majority of the outstanding shares of Fox Chase common stock is required to approve the merger agreement. The affirmative vote, in person or by proxy, of a majority of votes cast is required to approve the advisory (non-binding) vote on certain compensation arrangements for the named executive officers of Fox Chase in connection with the merger agreement to approve and the proposal to adjourn the Fox Chase special meeting, if necessary, to solicit additional proxies.

As of the record date, directors and executive officers of Fox Chase and their affiliates had the right to vote 935,073 shares of Fox Chase common stock, or 7.9% of the outstanding Fox Chase common stock entitled to be voted at the special meeting. Each of the directors and the executive officers of Fox Chase has agreed to vote all shares of Fox Chase common stock owned by him or her in favor of adoption of the merger agreement.

Fox Chase Shareholders Will Receive Shares of Univest Common Stock and/or Cash in the Merger Depending on Their Election and Any Proration (page 75).

Upon completion of the merger, each outstanding share of Fox Chase common stock outstanding immediately prior to the effective time of the merger, will be converted into the right to receive either (i) $21.00 in cash, which we refer to as the “cash consideration,” or (ii) 0.9731 shares of Univest common stock, which we refer to as the “stock consideration.” Fox Chase shareholders may elect to receive all cash, all stock or cash for some of their shares and stock for the remainder of the shares they own. The total number of shares of Fox Chase common stock that will be converted into the cash consideration is 40% of the total number of shares of Fox Chase stock outstanding immediately prior to the completion of the merger, and the remaining 60% of the shares of Fox Chase common stock will be converted into the stock consideration. As a result, if the aggregate number of shares with respect to which a valid cash or stock election has been made exceeds these limits, shareholders who elected the form of consideration that has been oversubscribed will receive a mixture of both cash and stock consideration in accordance with the proration procedures set forth in the merger agreement.

The value of the cash consideration is fixed at $21.00. On December 7, 2015, which was the last trading date preceding the public announcement of the proposed merger, the closing price of Univest common stock was $20.53 per share, which, after giving effect to the 0.9731 exchange ratio, has an implied value of approximately $19.98 per share. Based on this price with respect to the stock consideration, and the cash consideration of $21.00 per share, upon completion of the merger, a Fox Chase shareholder who receives cash for 60% of his or her shares of common stock and receives stock for 40% of his or her shares of common stock would receive total merger consideration with an implied value of approximately $20.39 per share. On April 29, 2016, the most recent practicable trading day prior to the printing of this joint proxy statement/prospectus, the closing price of Univest common stock was $19.74 per share, which, after giving effect to the 0.9731 exchange ratio, has an implied value of approximately $19.21 per share. Based on this price with respect to the stock consideration, and the cash consideration of $21.00 per share, upon completion of the merger, a Fox Chase shareholder who receives cash for 60% of his or her shares of common stock and receives stock for 40% of his or her shares of common stock would receive total merger consideration with an implied value of approximately $19.93 per share. The value of the stock consideration will fluctuate as the market price of Univest common stock fluctuates before the completion of the merger. The market price of Univest common stock at closing will not be known at the time of the Fox Chase special meeting and may be more or less than the current price of Univest common stock or the price of Univest common stock at the time of the Fox Chase special meeting or at the time an election is made, and the implied value of the stock consideration may be more or less than the value of the cash consideration at the completion of the merger.

In Order To Make a Valid Election, Fox Chase Shareholders Must Properly Complete and Deliver the Election Form that Will Be Sent Separately (page 76)

Fox Chase shareholders will receive separately an election form, including transmittal materials, with instructions for making cash and stock elections. Fox Chase shareholders must properly complete and deliver to the exchange agent an election form along with their stock certificates (or a properly completed notice of guaranteed delivery). The election form will also include delivery instructions with respect to any shares they may hold in book-entry form. Fox Chase shareholders should NOT send their stock certificates with their proxy card.

Expected Material United States Federal Income Tax Treatment as a Result of the Merger (page 89)

The merger is structured to be treated as a reorganization for United States federal income tax purposes. Each of Univest and Fox Chase has conditioned the consummation of the merger on its receipt of a legal opinion that this will be the case.

The federal tax consequences of the merger to shareholders of Fox Chase will depend primarily on whether they exchange their Fox Chase common stock solely for Univest common stock, solely for cash or for a combination of Univest common stock and cash. Fox Chase shareholders who exchange their shares solely for Univest common stock should not recognize gain or loss except with respect to the cash they receive instead of a fractional share. Fox Chase shareholders who exchange their shares solely for cash should recognize gain or loss on the exchange. Fox Chase shareholders who exchange their shares for a combination of Univest common stock and cash should recognize gain, but not any loss, on the exchange. The actual federal income tax consequences to Fox Chase shareholders of electing to receive cash, Univest common stock or a combination of cash and stock will not be ascertainable at the time Fox Chase shareholders make their election because it will not be known at that time how, or to what extent, the allocation and proration procedures will apply.

This tax treatment may not apply to all Fox Chase shareholders. Determining the actual tax consequences of the merger to Fox Chase shareholders can be complicated. Fox Chase shareholders should consult their own tax advisor for a full understanding of the merger’s tax consequences that are particular to each shareholder.

Exceptions to these conclusions or other considerations may apply, some of which are discussed beginning on page 89. Determining the actual tax consequences of the merger to a Fox Chase shareholder can be complicated. For further information, please refer to “Material United States Federal Income Tax Consequences of the Merger” on page 89. Fox Chase shareholders should also consult their own tax advisors for a full understanding of the federal income tax and other tax consequences of the merger as they apply specifically to them.

Accounting Treatment of the Merger (page 88)

The merger will be treated as a “business combination” using the acquisition method of accounting with Univest treated as the acquiror under accounting principles generally accepted in the United States of America, or “US GAAP.”

Market Prices and Share Information (page 107)

Univest common stock is quoted on The Nasdaq Global Select Market under the symbol “UVSP.” Fox Chase common stock is quoted on The Nasdaq Global Select Market under the symbol “FXCB.”

The following table shows the closing sale prices of Univest common stock and Fox Chase common stock as reported on The Nasdaq Global Select Market on December 7, 2015, the last trading day before announcement of the merger, and on April 29, 2016, the last practicable trading day prior to mailing this joint proxy statement/prospectus. The table also presents the equivalent value of the merger consideration per share of Fox Chase common stock on December 7, 2015, and April 29, 2016, calculated by multiplying the closing sale prices of Univest common stock on those dates by an exchange ratio of Univest common stock that Fox Chase shareholders would receive in the merger for each share of Fox Chase common stock.

	Univest Common Stock	Fox Chase Common Stock	Exchange Ratio	Equivalent Per Share Value: All Stock Consideration	Equivalent Per Share Value: All Cash Consideration
December 7, 2015	$20.53	$18.38	0.9731	$19.98	$21.00
April 29, 2016	$19.74	$19.71	0.9731	$19.21	$21.00

The market price of Univest common stock will fluctuate prior to the merger. You should obtain current stock price quotations for the shares.

Upon completion of the merger, former Fox Chase shareholders will own approximately 26% of the outstanding shares of Univest common stock.

Opinion of Fox Chase’s Financial Advisor (page 51)

In connection with its consideration of the merger, on December 8, 2015, the Fox Chase board of directors received from Piper Jaffray & Co., or “Piper”, Fox Chase’s financial advisor, its opinion, dated December 8, 2015, as to the fairness to Fox Chase, from a financial point of view and as of the date of the opinion, of the consideration provided for in the merger. The full text of Piper’s written opinion is attached as Annex B to this joint proxy statement/prospectus. You are urged to read the opinion in its entirety for a description of the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by Piper. The description of the opinion set forth herein is qualified in its entirety by reference to the full text of such opinion. Piper’s opinion speaks only as of the date of the opinion. The opinion is directed to the Fox Chase board of directors and addresses only the fairness, from a financial point of view, of the consideration offered to the Fox Chase shareholders. It does not address the underlying business decision to proceed with the merger and does not constitute a recommendation to any Fox Chase shareholder as to how the shareholder should vote at the Fox Chase special meeting on the merger or any related matter.

For further information, see “The Merger—Opinion of Fox Chase’s Financial Advisor.”

Opinion of Univest’s Financial Advisor (page 61)

Univest’s financial advisor, Griffin Financial Group, LLC, or Griffin, has conducted financial analyses and delivered an opinion to Univest’s board of directors that, as of December 8, 2015, the merger consideration was fair from a financial point of view to Univest. The full text of Griffin’s opinion is attached as Annex C to this joint proxy statement/prospectus. Univest shareholders should read that opinion and the summary description of Griffin’s opinion contained in this joint proxy statement/prospectus in their entirety. The opinion of Griffin does not reflect any developments that may have occurred or may occur after the date of its opinion and prior to the completion of the merger. Univest does not expect that it will request an updated opinion from Griffin.

For further information, see “The Merger—Opinion of Univest’s Financial Advisor.”

Board of Directors and Executive Officers of Univest after the Merger (page 68)

Following completion of the merger, the then current directors and executive officers of Univest will continue in office. Additionally, Univest will appoint Thomas M. Petro and two existing Fox Chase directors to serve on the Univest board of directors. One such individual will be appointed to serve in each of Class 1, Class 2 and Class 3 of the Univest board of directors. Univest has agreed to nominate and recommend each of them for election for one additional three-year term following their initial term. Univest will also appoint Roger S. Deacon, Executive Vice President and Chief Financial Officer of Fox Chase Bank as Senior Executive Vice President and Chief Financial Officer for Univest Corporation and Univest Bank and Trust Co.

The Univest Board of Directors Recommends That Univest Shareholders Vote “FOR” Approval and Adoption of the Agreement and Plan of Merger (page 60)

The Univest board of directors believes that the merger is in the best interests of Univest and its shareholders and has unanimously approved the merger and the merger agreement. The Univest board of directors recommends that Univest shareholders vote “FOR” approval and adoption of the agreement and plan of merger. The Univest board also recommends that its shareholders vote “FOR” the proposal to adjourn the special meeting, if necessary, to solicit additional proxies.

The Fox Chase Board of Directors Recommends That Fox Chase Shareholders Vote “FOR” Approval and Adoption of the Agreement and Plan of Merger (page 51)

The Fox Chase board of directors believes that the merger is in the best interests of Fox Chase and its shareholders and has unanimously approved the merger and the merger agreement. The Fox Chase board of directors recommends that Fox Chase shareholders vote “FOR” approval and adoption of the agreement and plan of merger. The Fox Chase board also recommends that its shareholders vote “FOR” approval, by advisory (non-binding) vote of certain compensation arrangements for the named executive officers of Fox Chase in connection with the merger and “FOR” the proposal to adjourn the special meeting, if necessary, to solicit additional proxies.

Fox Chase’s Directors and Executive Officers Have Financial Interests in the Merger that May Differ from the Interests of Fox Chase Shareholders (page 70)

In addition to their interests as Fox Chase shareholders, the directors and certain executive officers of Fox Chase have interests in the merger that are different from or in addition to interests of other Fox Chase shareholders. For purposes of the relevant Fox Chase agreements and plans, the completion of the merger will constitute a change in control. These additional interests may create potential conflicts of interest and cause some of these persons to view the proposed transaction differently than a Fox Chase shareholder may view it. The financial interests of Fox Chase’s directors and executive officers in the merger include the following:

•	the appointment, effective at the closing of the merger, of Thomas M. Petro and two existing Fox Chase directors to the board of directors of Univest and the payment of compensation to such individuals in accordance with the policies of Univest, which currently consists of the following payments to each of its non-employee directors: an annual retainer of $18,000 and 1,000 shares of restricted stock (with a two year vesting period), a fee of $900 for each board meeting attended, and between $550 and $800 for each committee meeting attended, depending on the committee;

•	the continued indemnification of current directors and executive officers of Fox Chase and its subsidiaries pursuant to the terms of the merger agreement and providing these individuals with continued director’s and officer’s liability insurance;

•	the acceleration of vesting of outstanding stock options issued under Fox Chase equity incentive plans and the receipt by holders of unexercised stock options, in cancellation of such options, of a cash payment equal to the difference between the “option payment amount” (defined in the merger agreement as the sum of (i) $8.40 (equal to 40% of the cash consideration plus (ii) 0.5839 (equal to 60% of the per share exchange ratio of 0.9731)) multiplied by the average of the daily closing prices of Univest common stock for the twenty consecutive trading days ending on the fifth trading day immediately preceding the closing date and the exercise price of the option) minus the option exercise price, multiplied by the number of options held;

•	the acceleration of vesting of outstanding restricted stock awards issued under Fox Chase equity incentive plans, and the treatment in the merger of such vested restricted shares in the same manner as other outstanding shares of Fox Chase common stock;

•	the retention of certain executive officers of Fox Chase, and payment of compensation to such executive officers, pursuant to settlement agreements between Univest and each of them that will become effective at the closing of the merger; and

•	certain of Fox Chase’s named executive officers will be entitled to severance, change-in-control or other benefits and payments upon the closing of the merger.

Fox Chase’s board of directors was aware of these interests and took them into account in its decision to approve the agreement and plan of merger. For information concerning these interests, please see the discussion on page 70 under the caption “The Merger—Interests of Fox Chase’s Directors and Executive Officers in the Merger.”

No Appraisal Rights

Neither shareholders of Univest nor shareholders of Fox Chase will have appraisal or dissenters’ rights in connection with the merger.

The Rights of Fox Chase Shareholders Will Change After the Merger (page 100)

The rights of Fox Chase shareholders will change as a result of the merger due to differences in Univest’s and Fox Chase’s governing documents and states of incorporation. The rights of Fox Chase’s shareholders are governed under Maryland law and by Fox Chase’s articles of incorporation and bylaws. Upon completion of the merger, Fox Chase shareholders will be governed under Pennsylvania law and Univest’s articles of incorporation and bylaws. A description of shareholder rights under each of the Univest and Fox Chase governing documents, and the material differences between them, is included in the section entitled “Comparison of Shareholders’ Rights” found on page 100.

Conditions That Must Be Satisfied or Waived for the Merger to Occur (page 85)

Currently, we expect to complete the merger in the third quarter of 2016. In addition to the approval of the merger proposal by the requisite vote of Univest and Fox Chase shareholders and the receipt of all required regulatory approvals and expiration or termination of all statutory waiting periods in respect thereof, each as described above, each party’s obligation to complete the merger is also subject to the satisfaction or waiver (to the extent permitted under applicable law) of certain other conditions, including the effectiveness of the registration statement containing this joint proxy statement/prospectus, approval of the listing on the Nasdaq of the Univest common stock to be issued in the merger, the absence of any applicable law or order prohibiting the merger, the accuracy of the representations and warranties of the other party under the merger agreement (subject to the materiality standards set forth in the merger agreement), the performance by the other party of its respective obligations under the merger agreement in all material respects, delivery of officer certificates by the other party certifying satisfaction of the two preceding conditions and each of Univest’s and Fox Chase’s receipt of a tax opinion to the effect that the merger will be treated as a “reorganization” within the meaning of Section 368(a) of the Code.

Neither Fox Chase nor Univest can be certain when, or if, the conditions to the merger will be satisfied or waived, or that the merger will be completed.

No Solicitation of Other Offers (page 83)

Fox Chase has agreed that it will not, and Fox Chase will cause its subsidiaries and each of their respective officers, directors, employees, representatives, agents, and affiliates not to, between the date of the merger agreement and the closing of the merger, directly or indirectly:

•	initiate, solicit, induce or knowingly encourage, or take any action to facilitate the making of, any inquiry, offer or proposal that constitutes, relates or could reasonably be expected to lead to an alternative acquisition proposal;

•	recommend or endorse an alternative acquisition transaction;

•	participate in any discussions or negotiations regarding an alternative acquisition proposal, or furnish or afford access to information or data to any person;

•	release anyone from, waive any provisions of, or fail to enforce any confidentiality agreement or standstill agreement to which Fox Chase is a party; or

•	enter into any agreement, agreement in principle or letter of intent with respect to any alternative acquisition proposal or approve or resolve to approve any alternative acquisition proposal or any agreement, agreement in principle or letter of intent relating to an alternative acquisition proposal.

The merger agreement does not, however, prohibit Fox Chase from furnishing information or access to a third party who has made an alternative acquisition proposal and participating in discussions and negotiating with such person prior to the receipt of shareholder approval if specified conditions are met. Among those conditions is a good faith determination by Fox Chase’s board of directors that the acquisition proposal constitutes or that could reasonably be expected to lead to a proposal that is more favorable, from a financial point of view, to Fox Chase and its shareholders than the transactions contemplated by the merger agreement and is reasonably capable of being completed on its stated terms, taking into account all financial, regulatory, legal and other aspects of the proposal.

For further discussion of the restrictions on solicitation of acquisition proposals from third parties, see “The Merger Agreement—Agreement Not to Solicit Other Offers” beginning on page 83.

Termination of the Merger Agreement (page 86)

We may mutually agree to terminate the merger agreement before completing the merger, even after Fox Chase or Univest shareholder approval. In addition, either of us may decide to terminate the merger agreement, if (i) a court or governmental entity issues a final order that is not appealable prohibiting the merger, (ii) a bank regulator which must grant a regulatory approval as a condition to the merger denies such approval of the merger and such denial has become final and is not appealable, (iii) the shareholders of Univest or Fox Chase fail to approve the merger at their respective special meetings, or (iv) the other party breaches the merger agreement in a way that would entitle the party seeking to terminate the agreement not to consummate the merger, subject to the right of the breaching party to cure the breach within 30 days following written notice. Either of us may terminate the merger agreement if the merger has not been completed by December 31, 2016, unless the reason the merger has not been completed by that date is a breach of the merger agreement by the company seeking to terminate the merger agreement.

Univest may terminate the merger agreement if the Fox Chase board of directors, in connection with the receipt of an alternative acquisition proposal, (1) enters into a letter of intent, agreement in principle or an acquisition agreement with respect to the alternative acquisition proposal, (2) fails to make, withdraws, modifies or qualifies its recommendation of the merger agreement in a manner adverse to Univest, or (3) has otherwise made a determination to accept the alternative acquisition proposal.

Fox Chase may terminate the merger agreement if Fox Chase receives an alternative acquisition proposal and has made a determination to accept the alternative acquisition proposal. Fox Chase may also terminate the merger agreement within five days of the later of (i) the date on which all regulatory approvals, and waivers, if applicable, necessary for consummation of the merger and the transactions contemplated by the merger agreement have been received or (ii) the date of the meeting of Fox Chase shareholders (the “Determination Date”), if Fox Chase’s board determines that each of the following have occurred:

•	the average of the daily closing sale prices of a share of Univest common stock as reported on Nasdaq for the 20 consecutive trading days immediately preceding the Determination Date (the “Determination Date Market Value”) is less than $16.42 (80% of the closing sale price of Univest common stock on the last trading date before the date of the merger agreement); and

•	the decrease in the price of Univest common stock is more than 20% greater than the decrease in the SNL Small Cap Bank & Thrift Index during the same period.

However, if Fox Chase chooses to exercise this termination right, Univest has the option, within five business days of receipt of notice from Fox Chase, to adjust the merger consideration and prevent termination under this provision.

Termination Fee (page 87)

Fox Chase will pay Univest a termination fee of $10.0 million if the merger agreement is terminated:

•	by Univest because Fox Chase has received an alternative acquisition proposal, and Fox Chase (1) enters into a letter of intent, agreement in principle or an acquisition agreement with respect to the alternative acquisition proposal, (2) fails to make, withdraws, modifies or qualifies its recommendation of the merger agreement in a manner adverse to Univest, or (3) has otherwise made a determination to accept the alternative acquisition proposal; or

•	by Fox Chase, if Fox Chase receives an alternative acquisition proposal and has made a determination to accept the alternative acquisition proposal in accordance with the terms of the merger agreement.

Expense Reimbursement Fee (page 87)

Fox Chase will pay Univest an expense reimbursement fee equal to the lesser of (i) the amount of Univest’s actual and documented out-of-pocket expenses incurred in connection with the merger agreement or (ii) $1.0 million if the merger is terminated by Univest as a result of the failure of the shareholders of Fox Chase to approve the transactions contemplated by the merger agreement and, prior to the Fox Chase shareholders’ meeting, any person shall have proposed or publicly announced an acquisition proposal for Fox Chase.

Litigation Related to the Merger (page 38)

Fox Chase has received two letters from attorneys representing a purported shareholder demanding that the Fox Chase board remedy alleged breaches of fiduciary duties in connection with the merger and alleged failures to make all required material disclosures necessary for Fox Chase shareholders to make a fully informed voting decision on the merger. The letters assert that the proposed transaction undervalues Fox Chase and that Fox Chase’s directors breached their fiduciary duties by allegedly refusing to adequately shop the company and maximize shareholder value, and that the registration statement filed on February 26, 2016 fails to make all material disclosures and contains misleading statements about the merger. The letters demand that Fox Chase’s board, among other things: (i) undertake all appropriate methods to maximize shareholder value and remove alleged conflicts of interest; (ii) remedy alleged disclosure violations that do not allow Fox Chase shareholders to make a fully informed voting decision; (iii) revise the merger agreement to eliminate certain deal protection devices; and (iv) refrain from completing the merger.

On February 19, 2016, the Fox Chase board of directors established a special committee of independent directors to review and investigate the allegations in the first demand letters, and to make recommendations to the board regarding what actions Fox Chase should take as a result of the demand letters. The committee will also address what actions Fox Chase should take regarding the second demand letter and the complaint. The committee has retained an independent law firm as its legal counsel.

On or about March 17, 2016, the purported Fox Chase shareholder identified in the letters has filed a purported class action and derivative complaint in the Court of Common Pleas of Montgomery County, Pennsylvania captioned Michael Rubin v. Roger H. Ballou, et al, No. 2016-05079-0. The lawsuit names as defendants each current member of Fox Chase’s board of directors and Univest, and also names Fox Chase as a nominal defendant. The lawsuit alleges that the Fox Chase directors breached their fiduciary duties by agreeing to the transaction, that the directors and executive officers have conflicts of interest related to the transaction, that the registration statement filed on February 26, 2016 failed to disclose material information relating to the transaction, and that Univest aided and abetted the alleged breaches of fiduciary duty. The complaint seeks injunctive relief to prevent consummation of the transaction, rescission of any terms of the transaction to the extent already implemented, and monetary damages resulting from the alleged wrongful misconduct of the defendants. In response to the lawsuit, Fox Chase and each of its directors has filed Preliminary Objections to the complaint and a Motion to Stay the proceedings with the Court of Common Pleas of Montgomery County, Pennsylvania.

Regulatory Approvals Required for the Merger (page 68)

Completion of the merger and the bank merger are subject to the receipt of all approvals required to complete the transactions contemplated by the merger agreement, including from the FRB and the PDB.

Notifications and/or applications requesting approval may also be submitted to various other federal and state regulatory authorities and self-regulatory organizations. Univest and Fox Chase have agreed to use their reasonable best efforts to obtain all required regulatory approvals. Univest, Fox Chase and/or their respective subsidiaries filed applications and notifications to obtain these regulatory approvals on or about March 3, 2016.

Although we currently believe that we should be able to obtain all required regulatory approvals in a timely manner, we cannot be certain when or if we will obtain them or, if obtained, whether they will contain terms, conditions or restrictions not currently contemplated that will be detrimental to Univest after the completion of the merger or will contain a materially burdensome regulatory condition. The regulatory approvals to which completion of the merger is subject are described in more detail in the section entitled The Merger—Regulatory Approvals Required for the Merger,” beginning on page 68.

Risk Factors (page 33)

You should consider all the information contained in or incorporated by reference into this joint proxy statement/prospectus in deciding how to vote for the proposals presented in the joint proxy statement/prospectus. In particular, you should consider the factors described under “Risk Factors.”

SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA OF UNIVEST

The following table provides historical consolidated summary financial data for Univest. The data for the years ended December 31, 2015, 2014, 2013, 2012 and 2011 are derived from Univest’s audited financial statements for the periods then ended. You should not assume the results of operations for any past periods indicate results for any future period. You should read this information in conjunction with Univest’s consolidated financial statements and related notes thereto included in Univest’s Annual Report on Form 10-K for the year ended December 31, 2015, and in other prior filings made with the SEC, which are incorporated by reference into this joint proxy statement/prospectus. See “Incorporation of Certain Documents By Reference.”

(In thousands except per share data)	At or For the Years Ended December 31,
	2015	2014	2013	2012	2011
Balance Sheet Data:
Assets	$2,879,451	$2,235,321	$2,191,559	$2,304,841	$2,206,839
Loans, net of allowance for loan losses	2,161,385	1,605,963	1,516,990	1,457,116	1,416,536
Investment securities	370,760	368,630	402,284	499,579	471,165
Deposits	2,394,360	1,861,341	1,844,498	1,865,333	1,749,232
Borrowings	73,588	41,974	37,256	117,276	137,234
Shareholders’ equity	361,574	284,554	280,506	284,277	272,979

Income Statement Data:
Net interest income	$93,394	$71,889	$72,462	$72,480	$74,740
Provision for loan losses	3,802	3,607	11,228	10,035	17,479
Non-interest income, including security gains and losses	52,949	48,651	46,784	40,260	34,407
Non-interest expense	105,515	87,254	81,133	76,282	68,010
Income before taxes	37,026	29,679	26,885	26,423	23,658
Net Income	27,268	22,231	21,189	20,872	18,882

Per Share Data:
Basic earnings per share	$1.39	$1.37	$1.28	$1.25	$1.13
Diluted earnings per share	1.39	1.37	1.28	1.24	1.13
Dividends declared	0.80	0.80	0.80	0.80	0.80
Book value	18.51	17.54	17.22	16.95	16.34

Earnings Performance Ratios:
Return on average assets	0.98%	1.01%	0.95%	0.95%	0.89%
Return on average shareholders’ equity	7.58	7.74	7.53	7.39	6.91
Net interest margin	3.96	3.87	3.81	3.89	4.15

Asset Quality Ratios:
Net charge offs to average loans	0.33%	0.47%	0.77%	1.03%	1.28%
Non-performing loans to total loans*	0.91	1.43	2.05	3.11	2.94
Allowance for loan losses to non-performing loans	89.00	88.84	77.53	53.76	70.34
Allowance for loan losses to total loans	0.81	1.27	1.59	1.67	2.07

Capital Ratios:
Leverage ratio	9.69%	10.55%	10.85%	11.47%	11.53%
Total risk-based capital ratio	13.35	12.91	13.90	15.62	15.56

*	Includes nonaccrual loans held for sale

SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA OF FOX CHASE

The following table provides historical consolidated summary financial data for Fox Chase. The data for the years ended December 31, 2015, 2014, 2013, 2012 and 2011 are derived from Fox Chase’s audited financial statements for the periods then ended. You should not assume the results of operations for any past periods indicate results for any future period. You should read this information in conjunction with Fox Chase’s consolidated financial statements and related notes thereto included in Fox Chase’s Annual Report on Form 10-K for the year ended December 31, 2015, and in other prior filings made with the SEC, which are incorporated by reference into this joint proxy statement/prospectus. See “Incorporation of Certain Documents By Reference.”

(In thousands except per share data)	At or For the Years Ended December 31,
	2015	2014	2013	2012	2011
Balance Sheet Data:
Assets	$1,125,603	$1,094,616	$1,116,622	$1,088,341	$1,015,863
Loans, net of allowance for loan losses	767,683	724,326	720,490	683,865	670,572
Investment securities	289,941	304,209	324,954	324,476	289,844
Deposits	764,974	711,909	673,715	687,409	676,594
Borrowings	178,496	200,000	260,500	210,500	146,778
Shareholders’ equity	176,914	175,911	173,467	181,465	188,192

Income Statement Data:
Net interest income	$34,116	$33,494	$32,460	$31,717	$31,451
(Credit) provision for loan losses	(995)	1,943	982	3,478	5,734
Non-interest income, including security gains and losses	2,733	2,293	3,790	6,315	3,343
Non-interest expense	24,233	22,231	27,471	27,174	22,069
Income before taxes	13,611	11,613	7,797	7,380	6,991
Net Income	9,546	8,195	5,534	5,062	4,779

Per Share Data:
Basic earnings per share	$0.87	$0.73	$0.49	$0.44	$0.36
Diluted earnings per share	0.85	0.71	0.48	0.43	0.36
Dividends declared	0.68	0.60	0.28	0.20	0.08
Book value	15.03	14.90	14.28	14.69	14.43

Earnings Performance Ratios:
Return on average assets	0.87%	0.76%	0.51%	0.50%	0.45%
Return on average shareholders’ equity	5.43	4.63	3.13	2.74	2.36
Net interest margin	3.20	3.19	3.08	3.21	3.02

Asset Quality Ratios:
Net loan (recoveries) charge offs to average loans	(0.11)%	0.38%	0.09%	0.66%	0.94%
Non-performing loans to total loans	0.33	0.47	1.20	2.46	3.07
Allowance for loan losses to non-performing loans	416.81	310.65	131.31	65.23	57.63
Allowance for loan losses to total loans	1.36	1.46	1.57	1.61	1.77

Capital Ratios:
Leverage ratio*	15.85%	16.58%	16.18%	12.90%	15.30%
Total risk-based capital ratio*	20.48	23.45	23.67	20.48	23.90

*	Ratios for 2012 and 2011 are for Fox Chase Bank. Fox Chase, as a savings and loan holding company, was not subject to separate capital requirements for these periods.

UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma combined condensed consolidated financial information has been prepared using the acquisition method of accounting, giving effect to the merger of Univest with Fox Chase. The following unaudited pro forma combined consolidated financial information is based upon the assumption that the total number of shares of Fox Chase common stock outstanding immediately prior to the completion of the merger will be 11,767,590 and utilizes the exchange ratio of 0.9731 for 60% of Fox Chase’s outstanding shares and cash of $98.8 million for 40% of Fox Chase’s outstanding shares, which will result in 6,870,625 shares of Univest common stock being issued in the transaction.

The following unaudited pro forma combined consolidated financial statements as of and for the period ended December 31, 2015 combine the historical consolidated financial statements of Univest and Fox Chase. The unaudited pro forma combined consolidated financial statements give effect to the proposed merger as if the merger occurred on December 31, 2015 with respect to the consolidated balance sheet, and at the beginning of the period, for the year ended December 31, 2015 and for the year ended December 31, 2014, with respect to the consolidated income statement.

The notes to the unaudited pro forma combined consolidated financial statements describe the pro forma amounts and adjustments presented below. THIS PRO FORMA DATA IS NOT NECESSARILY INDICATIVE OF THE OPERATING RESULTS THAT UNIVEST WOULD HAVE ACHIEVED HAD IT COMPLETED THE MERGER AS OF THE BEGINNING OF THE PERIOD PRESENTED AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE OPERATIONS.

Certain reclassifications have been made to Fox Chase historical financial information in order to conform to Univest’s presentation of financial information.

The actual value of Univest’s common stock to be recorded as consideration in the merger will be based on the closing price of Univest’s common stock at the time of the merger completion date. The proposed merger is targeted for completion in the third quarter of 2016. There can be no assurance that the merger will be completed as anticipated. For purposes of the pro forma financial information, the fair value of Univest common stock to be issued in connection with the merger of Fox Chase was based on Univest’s closing stock price of $20.53 on December 7, 2015.

The pro forma financial information includes estimated adjustments, including adjustments to record assets and liabilities of Fox Chase at their respective fair values and represents the pro forma estimates by Univest based on available fair value information as of the dates of the merger agreement. In some cases, where noted, more recent information has been used to support estimated adjustments in the pro forma financial information.

We anticipate that the merger will provide the combined company with financial benefits that include reduced operating expenses. The unaudited pro forma combined condensed consolidated financial data, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the benefits of expected cost savings or opportunities to earn additional revenue and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had our companies been combined during these periods.

The unaudited pro forma combined consolidated financial information presented below is based on, and should be read together with, the historical financial information that Univest and Fox Chase have included in or incorporated by reference in this joint proxy statement/prospectus as of and for the indicated periods.

Pro Forma Combined Consolidated Balance Sheets as of December 31, 2015

Unaudited (in thousands, except share and per share data)

	Univest	Fox Chase	Combined	Pro Forma Adjustments			Pro Forma Combined
Assets:
Cash	$60,799	$7,798	$68,597	$(18,196)	(8	)(13)	$50,401
Securities	370,760	289,941	660,701	(80,340)	(2	)(13)	580,361
Loans held for sale	4,680	—	4,680	—			4,680
Loans	2,179,013	778,245	2,957,258	(11,596)	(3	)(4)	2,945,662
Allowance for Loan Losses	(17,628)	(10,562)	(28,190)	10,562	(5)		(17,628)

Loans, net	2,161,385	767,683	2,929,068	(1,034)			2,928,034

Fixed assets	42,156	10,650	52,806	5,000	(9)		57,806
Bank-owned life insurance	71,560	25,687	97,247	—			97,247
Goodwill	112,657	—	112,657	59,167	(1)		171,824
Intangibles	12,620	104	12,724	5,045	(10)		17,769
Accrued interest receivable and other assets	42,834	23,740	66,574	(1,695)	(11)		64,879

Total assets	$2,879,451	$1,125,603	$4,005,054	$(32,053)			$3,973,001

Liabilities and Shareholders’ Equity:
Deposits - noninterest bearing	$541,460	$170,327	$711,787	$—			$711,787
Deposits - interest bearing	1,852,900	594,647	2,447,547	130	(6)		2,447,677
Short term borrowings	24,211	73,496	97,707	1	(7	)(13)	97,708
Long term borrowings and Subordinated Notes	49,377	105,000	154,377	3,676	(7)		158,053
Accrued interest payable and other liabilities	49,929	5,219	55,148	—			55,148

Total liabilities	2,517,877	948,689	3,466,566	3,807			3,470,373

Common stock	110,271	149	110,420	34,204	(12)		144,624
Additional paid-in capital	121,280	142,189	263,469	(35,488)	(12)		227,981
Retained earnings	193,446	86,241	279,687	(86,241)	(12)		193,446
Accumulated other comprehensive loss	(16,708)	(480)	(17,188)	480	(12)		(16,708)
Common stock acquired by benefit plan	—	(6,717)	(6,717)	6,717	(12)		—
Treasury Stock	(46,715)	(44,468)	(91,183)	44,468	(12)		(46,715)

Total equity	361,574	176,914	538,488	(35,860)			502,628

Total liabilities and shareholders’ equity	$2,879,451	$1,125,603	$4,005,054	$(32,053)			$3,937,001

Per Share Data:
Common shares outstanding	19,530,930	11,767,590		6,870,625			26,401,555
Book value per common share	$18.51	$15.03					$19.04
Tangible book value per common share	12.10	15.03					11.86

Pro Forma Consolidated Statements of Income

For the Year Ended December 31, 2014

Unaudited (in thousands, except per share data)

	Univest	Fox Chase	Combined	Pro Forma Adjustments		Pro Forma Combined
Interest and dividend income:
Loans, including fees	$68,205	$32,700	$100,905	$(202)	(3)	$100,703
Investment securities	7,599	7,422	15,021	85	(2)	15,106
Other dividend and interest income	81	7	88	—		88

Total interest and dividend income	75,885	40,129	116,014	(117)		115,897

Interest expense:
Deposits	3,964	3,216	7,180	(65)	(6)	7,115
Borrowings	32	3,419	3,451	(1,227)	(7)(13)	2,224

Total interest expense	3,996	6,635	10,631	(1,292)		9,339

Net interest income	71,889	33,494	105,383	1,175		106,558
Provision for loan losses	3,607	1,943	5,550	—		5,550

Net interest income after provision for loan losses	68,282	31,551	99,833	1,175		101,008

Non-interest income:
Service charges	4,230	1,604	5,834	—		5,834
Securities gains, net	635	—	635	—		635
Earnings on bank-owned life insurance	1,628	480	2,108	—		2,108
Trust commissions	7,835	—	7,835	—		7,835
Insurance commissions	11,543	—	11,543	—		11,543
Investment advisory commissions	11,904	—	11,904	—		11,904
Other	10,876	209	11,085	—		11,085

Total non-interest income	48,651	2,293	50,944	—		50,944

Non-interest expense:
Salaries and employee benefits	49,882	14,380	64,262	—		64,262
Occupancy, net	7,023	1,709	8,732	167	(9)	8,899
Furniture and equipment	5,645	390	6,035	—		6,035
FDIC deposit insurance	1,561	571	2,132	—		2,132
Restructuring charges	8	—	8	—		8
Acquisition-related costs	1,270	—	1,270	—	(14)	1,270
Other	21,865	5,181	27,046	505	(10)	27,551

Total non-interest expense	87,254	22,231	109,485	672		110,157

Income before taxes	29,679	11,613	41,292	503		41,795
Income tax expense	7,448	3,418	10,866	176	(11)	11,042

Net Income	$22,231	$8,195	$30,426	$327		$30,753

Earnings per share:
Basic	$1.37	$0.73		$—		$1.36
Diluted	1.37	0.71		—		1.36

Pro Forma Consolidated Statements of Income

For the Year Ended December 31, 2015

Unaudited (in thousands, except per share data)

	Univest	Fox Chase	Combined	Pro Forma Adjustments		Pro Forma Combined
Interest and dividend income:
Loans, including fees	$93,244	$33,061	$126,305	$(202)	(3)	$126,103
Investment securities	8,118	6,987	15,105	85	(2)	15,190
Other dividend and interest income	97	25	122	—		122

Total interest and dividend income	101,459	40,073	141,532	(117)		141,415

Interest expense:
Deposits	6,007	3,000	9,007	(65)	(6)	8,942
Borrowings	2,058	2,957	5,015	(1,227)	(7)(13)	3,788

Total interest expense	8,065	5,957	14,022	(1,292)		12,730

Net interest income	93,394	34,116	127,510	1,175		128,685
Provision (credit) for loan losses	3,802	(995)	2,807	—		2,807

Net interest income after provision for loan losses	89,592	35,111	124,703	1,175		125,878
Non-interest income:
Service charges	4,230	1,572	5,802	—		5,802
Securities gains, net	1,265	—	1,265	—		1,265
Earnings on bank-owned life insurance	1,295	661	1,956	—		1,956
Trust commissions	7,908	—	7,908	—		7,908
Insurance commissions	13,885	—	13,885	—		13,885
Investment advisory commissions	10,773	—	10,773	—		10,773
Other	13,593	500	14,093	—		14,093

Total non-interest income	52,949	2,733	55,682	—		55,682

Non-interest expense:
Salaries and employee benefits	58,106	15,470	73,576	—		73,576
Occupancy, net	8,430	1,663	10,093	167	(9)	10,260
Furniture and equipment	7,181	358	7,539	—		7,539
FDIC deposit insurance	1,730	509	2,239	—		2,239
Restructuring charges	1,642	—	1,642	—		1,642
Integration costs	1,490	—	1,490	—		1,490
Acquisition-related costs	1,047	—	1,047	—	(14)	1,047
Other	25,889	6,233	32,122	505	(10)	32,627

Total non-interest expense	105,515	24,233	129,748	672		130,420

Income before taxes	37,026	13,611	50,637	503		51,140
Income tax expense	9,758	4,065	13,823	176	(11)	13,999

Net Income	$27,268	$9,546	$36,814	$327		$37,141

Earnings per share:
Basic	$1.39	$0.87		$—		$1.43
Diluted	1.39	0.85		—		1.42

(1)	The acquisition will be effected by the distribution of cash and the issuance of shares of Univest common stock to Fox Chase’s common shareholders. The following unaudited pro forma combined consolidated financial information assumes that 60% of the outstanding shares of Fox Chase common stock will be exchanged for Univest common stock at an exchange ratio of 0.9731 shares of Univest common stock for each share of Fox Chase common stock; and cash will be paid for 40% of the outstanding shares of Fox Chase at a price of $21.00 per share. Additionally, Univest will pay $4.3 million to Fox Chase for outstanding stock options.

The unaudited pro forma combined consolidated financial information is based upon the assumption that the total number of shares of Fox Chase common stock immediately prior to the completion of the merger will be 11,767,590 and utilizes the exchange ratio of 0.9731 for 60% of Fox Chase’s outstanding shares and cash of $98.8 million for 40% of Fox Chase’s outstanding shares and $4.3 million for Fox Chase stock options. Fox Chase has a loan receivable from its ESOP that will be repaid at closing using unallocated shares, which will effectively reduce the cost of the transaction by $4.9 million. The merger will result in the issuance of 6,870,625 shares of Univest common shares with an estimated fair value of $141.1 million, that when combined with the cash consideration, results in a total estimated purchase price of $239.3 million.

The final purchase price will be determined based upon the fair value of Univest common stock and cash consideration paid at the completion date of the merger. The final allocation of the purchase price will be determined after the merger is completed and additional analyses are performed to determine the fair values of Fox Chase’s tangible and identifiable intangible assets and liabilities as of the date the merger is completed. The final adjustments may be materially different from the unaudited pro forma adjustments presented herein. The unaudited pro forma combined consolidated financial information has been prepared to include the estimated adjustments necessary to record the assets and liabilities of Fox Chase at their respective fair values and represents management’s best estimate based upon the information available at this time. These pro forma adjustments included herein are subject to change as additional information becomes available and as additional analyses are performed. Such adjustments, when compared to the information shown in this document, may change the amount of the purchase price allocation to goodwill while changes to other assets and liabilities may impact the statement of income due to adjustments in the yield and/or amortization/accretion of the adjusted assets and liabilities.

Goodwill is created when the merger consideration exceeds the fair value of the assets acquired or a bargain purchase gain results when the current fair value of the assets acquired exceeds the merger consideration. For purposes of this analysis as of December 31, 2015, goodwill of $59.2 million results from the transaction; however, the final purchase accounting analysis will be performed as of the merger date and these amounts are subject to change based on operations subsequent to December 31, 2015, as additional information becomes available and as additional analyses are performed. The following table provides the calculation and allocation of the purchase price used in the pro forma financial statements and a reconcilement of pro forma shares to be outstanding.

Summary of Purchase Price Calculation and Goodwill Resulting From Merger

(in Thousands, Except Share Data)

Purchase Price Consideration in Common Stock
Fox Chase shares outstanding	11,767,590
% of shares paid in cash	40%
Shares paid in cash	4,707,036
Price per share	$21.00
Cash paid		$98,848

Fox Chase shares outstanding	11,767,590
% of shares exchanged	60%
Shares exchanged	7,060,554
Exchange ratio	0.9731
Univest shares to be issued	6,870,625
Univest closing price (on December 7, 2015)	$20.53
Purchase price assigned to Fox Chase shares exchanged for Univest stock		$141,054
Purchase price assigned to Fox Chase stock options exchanged for cash		4,251
ESOP loan balance retained		(4,903)

Total purchase price		239,250

Net Assets Acquired:
Fox Chase common shareholders’ equity	$176,914
Core deposit intangible	5,045
Adjustments to reflect assets acquired at fair value:
Securities	(340)
Loans	(11,596)
Allowance for loan losses	10,562
Fixed assets	5,000
Adjustment to reflect liabilities acquired at fair value:
Interest bearing deposits	(130)
Short-term debt	(1)
Long-term debt	(3,676)
Deferred tax assets	(1,695)	180,083

Goodwill resulting from merger		$59,167

(2)	A fair value discount of $340 thousand to reflect fair value of securities based on current market values as provided by Fox Chase’s external pricing service provider. The adjustment will be substantially recognized over approximately 4 years using an amortization method based upon the expected life of the securities and is expected to increase pro forma pre-tax interest income by $85 thousand in the first year following consummation of the merger.
(3)	A fair value premium of $2.023 million to reflect fair value of loans based on current interest rates of similar loans. The adjustment will be substantially recognized over approximately 10 years using an amortization method based upon the expected life of the loans and is expected to decrease pro forma pre-tax interest income by $202 thousand in the first year following consummation of the merger.
(4)	A fair value discount of $13.619 million to reflect the credit risk of the loan portfolio. No pro forma earnings impact was assumed from the loan credit adjustment. The estimated fair value of the covered loans approximates their carrying value.
(5)	Reversal of the Fox Chase allowance for loan losses of $10.562 million in accordance with acquisition method of accounting for the merger.

(6)	A fair value premium of $130 thousand to reflect the fair values of certain interest-bearing deposit liabilities based on current interest rates for similar instruments. The adjustment will be recognized using an amortization method based upon the estimated maturities of the deposit liabilities. This adjustment is expected to decrease pro forma pre-tax interest expense by $65 thousand in the first year following consummation of the merger.
(7)	A fair value premium of $1 thousand to reflect the fair values of certain short-term borrowings based on current interest rates for similar instruments. The adjustment will be recognized using an amortization method based upon the estimated maturities of the borrowings. This adjustment is expected to decrease pro forma pre-tax interest expense by $1 thousand in the first year following consummation of the merger.

A fair value premium of $3.676 million to reflect the fair values of long-term borrowings based on current interest rates for similar instruments. The adjustment will be recognized using an amortization method based upon the estimated maturities of the borrowings. The adjustment is expected to decrease pro forma pre-tax interest expense by $1.519 million in the first year following consummation of the merger.

(8)	Cash on hand of $18.848 million is utilized to purchase a portion of the Fox Chase common stock, $4.251 million is utilized in conjunction with the purchase of the Fox Chase stock options; cash of $4.903 million is received in payment of the ESOP loan.
(9)	These assets consist of $3.207 million in land, $5.405 million in buildings, $418 thousand in furniture, fixtures and equipment and $1.620 million in assets held for investment. A fair market premium of $5.000 million to reflect the fair value of certain fixed assets based on current market assumptions. This adjustment will be recognized over the expected life of assets. This adjustment is expected increase pro forma pre-tax occupancy expense by $167 thousand in the first year following consummation.
(10)	Adjustment for a core deposit intangible to reflect the fair value of this asset and the related amortization using an expected life of 10 years. The amortization of the core deposit intangible is expected to increase pro forma pre-tax noninterest expense by $505 thousand in the first year following consummation.
(11)	Adjustment assumes a tax rate of 35% related to deferred taxes on fair value adjustments and on pre-tax amortization and accretion amounts in the unaudited pro forma combined consolidated statement of income.
(12)	The table below sets forth an adjustment to reflect the issuance of shares of Univest common stock with a $5.00 par value in connection with the acquisition and the adjustments to shareholders’ equity for the elimination of Fox Chase historical equity accounts.

Adjustment to common stock, par value $5.00	$34,353
Less: historical value of Fox Chase common stock	149

Adjustment to common stock in the pro forma unaudited combined consolidated balance sheet	$34,204

Adjustment to additional paid-in capital	$106,701
Less: historical value of Fox Chase additional paid-in capital	142,189

Adjustment to additional paid-in capital in the pro forma unaudited combined consolidated balance sheet	$(35,488)

(13)	Univest plans on financing the majority of the cash purchase price with a bridge loan of $80.0 million from a third party financial institution. Univest intends to payoff the bridge loan within 30 days of the merger closing from a combination of cash and the sale of securities distributed to Univest from Univest Bank and Trust Co. via a special dividend immediately following the merger. Interest and fees on the bridge loan are estimated to be approximately $293 thousand.
(14)	Does not include one-time costs related to the merger for termination of contracts, severance, settlement contracts, other merger-related or integration costs. These costs are anticipated to be approximately $20.0 million. Does not include anticipated annual cost savings of approximately $10.0 million.

COMPARATIVE PER SHARE DATA (UNAUDITED)

The following table sets forth certain historical Univest and Fox Chase per share data giving effect to the merger (which we refer to as “pro forma” information). In presenting the comparative pro forma information for the time periods shown, we assumed that we had been merged on the date or at the beginning of the period indicated.

Univest anticipates that the combined company will derive financial benefits from the merger that include reduced operating expenses and the opportunity to earn more revenue. The pro forma combined information, while helpful in illustrating the financial characteristics of Univest following the merger under one set of assumptions, does not reflect these benefits and, accordingly, does not attempt to predict or suggest future results. The pro forma combined information also does not necessarily reflect what the historical results of Univest would have been had our companies been combined during this period.

This data should be read together with Univest’s and Fox Chase’s historical financial statements and notes thereto, included elsewhere in or incorporated by reference in this document. Please see “Selected Consolidated Historical Financial Data of Univest” beginning on page 22, “Selected Consolidated Historical Financial Data of Fox Chase” beginning on page 23 and “Incorporation of Certain Documents by Reference” beginning on page 108. The per share data is not necessarily indicative of the operating results that Univest would have achieved had it completed the merger as of the beginning of the periods presented and should not be considered as representative of future operations.

	For the Year Ended
	December 31, 2014		December 31, 2015
	(In dollars)
Comparative Per Share Data:
Basic and diluted net income per common share:	Basic	Diluted	Basic	Diluted
Univest historical	$1.37	$1.37	$1.39	$1.39
Fox Chase historical	0.73	0.71	0.87	0.85
Pro forma combined (1)(2)	1.36	1.36	1.43	1.42
Equivalent pro forma for one share of Fox Chase common stock (3)	1.32	1.32	1.39	1.38

Book value per common share:
Univest historical	$17.54		$18.51
Fox Chase historical	14.90		15.03
Pro forma combined (1)(2)	18.39		19.06
Equivalent pro forma for one share of Fox Chase common stock (3)	17.90		18.55

Tangible book value per common share:
Univest historical	$12.62		$12.12
Fox Chase historical	14.90		15.03
Pro forma combined (1)(2)	12.19		11.87
Equivalent pro forma for one share of Fox Chase common stock (3)	11.86		11.55

Cash dividends declared per share:
Univest historical	$0.80		$0.80
Fox Chase historical	0.60		0.68
Pro forma combined (1)(2)	0.80		0.80
Equivalent pro forma for one share of Fox Chase common stock (3)	0.78		0.78

(1)

The pro forma combined basic earnings and diluted earnings of Univest’s common stock is based on the pro forma combined net income per common share for Univest and Fox Chase divided by the pro forma common shares or diluted common shares of the combined entity, assuming 60% the outstanding shares of

Fox Chase common stock are exchanged for Univest common stock at an exchange ratio of 0.9731 share of Univest common stock for each share of Fox Chase common stock. The pro forma information includes adjustments related to the estimated fair value of assets and liabilities and is subject to adjustment as additional information becomes available and as additional analysis is performed. The pro forma information does not include anticipated cost savings or revenue enhancements and does not include one-time costs related to the merger for termination of contracts, severance, settlement contracts, other merger-related or integration costs.
(2)	The pro forma combined book value of Univest’s common stock is based on pro forma combined common shareholders’ equity of Univest and Fox Chase divided by total pro forma common shares of the combined entities, assuming 60% of the outstanding shares of Fox Chase common stock are exchanged for Univest common stock at an exchange ratio of 0.9731 shares of Univest common stock for each share of Fox Chase common stock. The pro forma combined consolidated information does not include anticipated cost savings or revenue enhancements and does not include one-time costs related to the merger for termination of contracts, severance, settlement contracts, other merger-related or integration costs.
(3)	The pro forma equivalent per share amount is calculated by multiplying the pro forma combined per share amount by the common stock exchange ratio of 0.9731 shares of Univest common stock for each share of Fox Chase common stock.

RISK FACTORS

In considering whether to vote in favor of the proposal to adopt the merger agreement, you should consider all of the information included in this document and its annexes and all of the information we have incorporated by reference and the risk factors identified by Univest and Fox Chase with respect to its operations included in its filings with the Securities and Exchange Commission, including in each case the Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent Quarterly Reports on Form 10-Q. See “Incorporation of Certain Documents by Reference.” In addition, you should consider the following risk factors.

Because the market price of Univest shares of common stock will fluctuate, Fox Chase shareholders cannot be sure of the value of the merger consideration they may receive.

Upon completion of the merger, each share of Fox Chase common stock will be converted into the right to receive merger consideration consisting of shares of Univest common stock and/or cash pursuant to the terms of the merger agreement, subject to the requirement that 60% of the outstanding shares of Fox Chase common stock be exchanged for shares of Univest common stock. The value of the stock portion of the merger consideration to be received by Fox Chase shareholders is fixed at 0.9731 shares of Univest common stock for each share of Fox Chase common stock. The sale prices for shares of Univest common stock may vary from the sale prices of Univest common stock on the date we announced the merger, on the date this joint proxy statement/prospectus was mailed to Fox Chase shareholders and on the date of the special meeting of the Fox Chase shareholders. Any change in the market price of Univest shares of common stock prior to closing the merger may affect the value of the merger consideration that Fox Chase shareholders will receive upon completion of the merger. Fox Chase is not permitted to resolicit the vote of Fox Chase shareholders solely because of changes in the market price of Univest shares of common stock. Stock price changes may result from a variety of factors, including general market and economic conditions, changes in our respective businesses, operations and prospects and regulatory considerations. Many of these factors are beyond our control. You should obtain current market quotations for shares of Univest common stock.

Fox Chase shareholders may receive a form of consideration different from what they elect.

The consideration to be received by Fox Chase shareholders in the merger is subject to the requirement that 60% of the shares of Fox Chase common stock is exchanged for Univest common stock and 40% is exchanged for cash. The merger agreement contains proration and allocation procedures to achieve this desired result. If you elect all cash and the available cash is oversubscribed, then you will receive a portion of the merger consideration in Univest common stock. If you elect all stock and the available stock is oversubscribed, then you will receive a portion of the merger consideration in cash.

Univest may be unable to successfully integrate Fox Chase’s operations and retain Fox Chase’s employees.

The merger involves the integration of two companies that have previously operated independently. The difficulties of combining the operations of the two companies include, among other things: integrating personnel with diverse business backgrounds; combining different corporate cultures; and retaining key employees.

The process of integrating operations could cause an interruption of, or loss of momentum in, the activities of the business and the loss of key personnel. The integration of the two companies will require the experience and expertise of certain key employees of Fox Chase who are expected to be retained by Univest. Univest may not be successful in retaining these employees for the time period necessary to successfully integrate Fox Chase’s operations with those of Univest. The diversion of management’s attention and any delays or difficulties encountered in connection with the merger and the integration of the two companies’ operations could have an adverse effect on the business and results of operations of Univest following the merger.

Additionally, Univest may not be able to successfully achieve the level of cost savings and other synergies that it expects, and may not be able to capitalize upon the existing customer relationships of Fox Chase to the extent anticipated, or it may take longer, or be more difficult or expensive than expected to achieve these goals. This could have an adverse effect on Univest’s business, results of operation and stock price.

Fox Chase shareholders who make elections may be unable to sell their shares in the market pending the completion of the merger.

Fox Chase shareholders may elect to receive cash, stock or mixed consideration in the merger by completing an election form that will be sent under separate cover. Making an election will require that shareholders turn in their Fox Chase stock certificates. This means that during the time between when the election is made and the date the merger is completed, Fox Chase shareholders will be unable to sell their Fox Chase common stock. If the merger is unexpectedly delayed, this period could extend for a significant period of time. Fox Chase shareholders can shorten the period during which they cannot sell their shares by delivering their election shortly before the election deadline. However, elections received after the election deadline will not be accepted or honored.

The market price of Univest shares of common stock after the merger may be affected by factors different from those currently affecting the shares of Fox Chase.

The businesses of Univest and Fox Chase differ and, accordingly, the results of operations of the combined company and the market price of the combined company’s shares of common stock may be affected by factors different from those currently affecting the independent results of operations of Univest. For a discussion of the businesses of Univest and Fox Chase, see the documents incorporated by reference in this joint proxy statement/prospectus and referred to under “Incorporation of Certain Documents by Reference” on page 108.

Fox Chase shareholders will have a reduced ownership percentage and voting interest after the merger and will exercise less influence over management.

Fox Chase’s shareholders currently have the right to vote in the election of the board of directors of Fox Chase and on certain other matters affecting Fox Chase. When the merger occurs, each Fox Chase shareholder that receives shares of Univest common stock will become a shareholder of Univest with a percentage ownership of the combined organization that is much smaller than the shareholder’s current percentage ownership of Fox Chase. Upon completion of the merger, the former Fox Chase shareholders will own approximately 26% of the outstanding shares of Univest common stock.

Because of this, Fox Chase’s shareholders will have less influence on the management and policies of Univest than they now have on the management and policies of Fox Chase.

Future issuances of Univest equity securities could dilute shareholder ownership and voting interest.

Univest’s articles of incorporation authorize the issuance of up to 48,000,000 shares of common stock. Any future issuance of equity securities by Univest may result in dilution in the percentage ownership and voting interest of Univest shareholders. Also, any securities Univest sells in the future may be valued differently and the issuance of equity securities for future services, acquisitions or other corporate actions may have the effect of diluting the value of shares held by Univest shareholders.

The merger agreement limits Fox Chase’s ability to pursue alternatives to the merger.

The merger agreement contains “no shop” provisions that, subject to specified exceptions, limit Fox Chase’s ability to discuss, facilitate or commit to competing third-party proposals to acquire all or a significant part of Fox Chase. In addition, a termination fee is payable by Fox Chase under certain circumstances, generally involving the decision to pursue an alternative transaction. These provisions might discourage a potential competing acquiror that might have an interest in acquiring all or a significant part of Fox Chase from considering or proposing that acquisition, even if it were prepared to pay consideration with a higher per share value than that proposed in the merger, or might result in a potential competing acquiror proposing to pay a lower per share price to acquire Fox Chase than it might otherwise have proposed to pay, if the merger with Univest had not been announced.

Fox Chase shareholders do not have dissenters’ rights in the merger.

Dissenters’ rights are statutory rights that, if applicable under law, enable shareholders to dissent from an extraordinary transaction, such as a merger, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the merger consideration offered to shareholders in connection with the extraordinary transaction. Under both Pennsylvania and Maryland law, shareholders do not have dissenters’ rights with respect to shares of any class of stock which were listed on a national securities exchange. Because Univest’s common stock and Fox Chase’s common stock are both listed on the Nasdaq Global Select Market, a national securities exchange, holders of shares of common stock will not be entitled to dissenters’ rights in the merger with respect to their shares of common stock.

The merger is subject to the receipt of consents and approvals from governmental and regulatory entities that may impose conditions that could have an adverse effect on Univest.

Before the merger may be completed, various waivers, approvals or consents must be obtained from the FRB and the PDB. These governmental entities may impose conditions on the completion of the merger or require changes to the terms of the merger. Such conditions or changes could have the effect of delaying completion of the merger or imposing additional costs on, or limiting the revenues of, Univest following the merger, any of which might have an adverse effect on Univest following the merger. In addition, neither Univest nor Fox Chase is obligated to complete the merger if the regulatory approvals received in connection with the completion of the merger include any condition or restriction that either of the boards of directors of Univest or Fox Chase reasonably determines would materially and adversely affect the business, operations, financial condition, property or assets of Univest, Univest Bank, or Fox Chase or would materially impair the value of Fox Chase to Univest or of Univest or Univest Bank to Fox Chase.

Fox Chase’s directors and executive officers have financial interests in the merger that may be different from, or in addition to, the interests of Fox Chase shareholders.

Fox Chase’s directors and executive officers have financial interests in the merger that may be different from, or in addition to, the interests of Fox Chase shareholders. For example, Thomas M. Petro and two existing Fox Chase directors will serve on the board of directors of Univest after the merger; all three directors will receive compensation for their services as directors. Roger S. Deacon will also be appointed Senior Executive Vice President and Chief Financial Officer for Univest Corporation and Univest Bank and Trust Co. In addition, certain officers or employees have entered into settlement agreements pursuant to which they will receive certain payments at the effective time of the merger. For information concerning these interests, please see the discussion under the caption “The Merger—Interests of Fox Chase’s Directors and Executive Officers in the Merger” on page 70.

The shares of Univest common stock to be received by Fox Chase shareholders as a result of the merger will have different rights from the shares of Fox Chase common stock.

Upon completion of the merger, Fox Chase shareholders who receive the stock consideration will become Univest shareholders. Their rights as shareholders will be governed by Pennsylvania corporate law and the articles of incorporation and bylaws of Univest. The rights associated with Fox Chase common stock are governed by Maryland corporate law and the articles of incorporation and bylaws of Fox Chase and are different from the rights associated with Univest common stock. See the section of this joint proxy statement/prospectus titled “Comparison of Shareholders’ Rights” beginning on page 100 for a discussion of the different rights associated with Univest common stock.

Termination of the merger agreement could negatively affect Fox Chase.

If the merger agreement is terminated, there may be various consequences, including the fact that Fox Chase’s businesses may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the merger, without realizing any of the anticipated benefits of completing the merger.

If the merger agreement is terminated and Fox Chase’s board of directors seeks another merger or business combination, Fox Chase shareholders cannot be certain that Fox Chase will be able to find a party willing to offer equivalent or more attractive consideration than the consideration Univest has agreed to provide in the merger.

If the merger agreement is terminated and a different business combination is pursued, Fox Chase may be required to pay a termination fee of $10.0 million to Univest under certain circumstances. See “The Merger Agreement—Termination Fee” beginning on page 87.

The fairness opinions obtained by Fox Chase and Univest from their respective financial advisors will not reflect changes in circumstances subsequent to the date of the merger agreement.

Fox Chase has obtained a fairness opinion dated as of December 8, 2015, from its financial advisor, Piper. Univest has obtained a fairness opinion dated as of December 8, 2015, from its financial advisor, Griffin. Neither Fox Chase nor Univest has obtained, and neither will obtain, an updated opinion as of the date of this joint proxy statement/prospectus from their respective financial advisor. Changes in the operations and prospects of Univest or Fox Chase, general market and economic conditions and other factors that may be beyond the control of Univest and Fox Chase, and on which the fairness opinion was based, may alter the value of Univest or Fox Chase or the price of shares of Univest common stock or Fox Chase common stock by the time the merger is completed. The opinions do not speak to the time the merger will be completed or to any other date other than the date of such opinion. As a result, the opinions will not address the fairness of the merger consideration, from a financial point of view, at the time the merger is completed. For a description of the opinion that Fox Chase received from Piper, please see “The Merger—Opinion of Fox Chase’s Financial Advisor” beginning on page 51 of this joint proxy statement/prospectus. For a description of the opinion that Univest received from Griffin, please see “The Merger—Opinion of Univest’s Financial Advisor” beginning on page 61 of this joint proxy statement/prospectus.

The merger agreement may be terminated in accordance with its terms and the merger may not be completed.

The merger agreement is subject to a number of conditions that must be fulfilled in order to complete the merger. Those conditions include, among others: approval of the merger agreement by Univest and Fox Chase shareholders, regulatory approvals, absence of orders prohibiting the completion of the merger, effectiveness of the registration statement of which this joint proxy statement/prospectus is a part, approval of the shares of Univest common stock to be issued to Fox Chase shareholders for listing on the Nasdaq Global Select Market, the continued accuracy of the representations and warranties by both parties, the performance by both parties of their covenants and agreements, and the receipt by both parties of legal opinions from their respective tax counsels. See “The Merger Agreement—Termination of the Merger Agreement” beginning on page 86 for a more complete discussion of the circumstances under which the merger agreement could be terminated. The conditions to closing of the merger may not be fulfilled and the merger may not be completed.

We may fail to realize all of the anticipated benefits of the merger.

The success of the merger will depend, in part, on our ability to realize the anticipated benefits and cost savings from combining the businesses of Univest and Fox Chase. However, to realize these anticipated benefits and cost savings, we must successfully combine the businesses of Univest and Fox Chase. If we are not able to achieve these objectives, the anticipated benefits and cost savings of the merger may not be realized fully or at all, or may take longer to realize than expected.

Univest and Fox Chase have operated and, until the completion of the merger, will continue to operate, independently. It is possible that the integration process could result in the loss of key employees, the disruption of each company’s ongoing businesses or inconsistencies in standards, controls, procedures and policies that adversely affect our ability to maintain relationships with clients, customers, depositors and employees or to achieve the anticipated benefits of the merger. Integration efforts between the two companies will also divert management attention and resources. These integration matters could have an adverse effect on Univest or Fox Chase during the transition period.

Another expected benefit from the merger is an expected increase in the revenues of the combined company from anticipated sales of Univest’s greater variety of financial products, and from increased lending out of Univest’s substantially larger capital base, to Fox Chase’s existing customers and to new customers in Fox Chase’s market area who may be attracted by the combined company’s enhanced offerings. An inability to successfully market Univest’s products to Fox Chase’s customer base could cause the earnings of the combined company to be less than anticipated.

Failure to complete the merger could negatively affect the market price of Univest’s and Fox Chase’s common stock.

If the merger is not completed for any reason, Univest and Fox Chase will be subject to a number of material risks, including the following:

•	the market price of Fox Chase common stock may decline to the extent that the current market prices of its common stock already reflect a market assumption that the merger will be completed;

•	costs relating to the merger, such as legal, accounting and financial advisory fees, and, in specified circumstances, additional reimbursement and termination fees, must be paid even if the merger is not completed; and

•	the diversion of management’s attention from the day-to-day business operations and the potential disruption to each company’s employees and business relationships during the period before the completion of the merger may make it difficult to regain financial and market positions if the merger does not occur.

Unanticipated costs relating to the merger could reduce Univest’s future earnings per share.

Univest and Fox Chase believe that they have reasonably estimated the likely incremental costs of the combined operations of Univest and Fox Chase following the merger. However, it is possible that unexpected transaction costs such as taxes, fees or professional expenses or unexpected future operating expenses such as unanticipated costs to integrate the two businesses, increased personnel costs or increased taxes, as well as other types of unanticipated adverse developments, including negative changes in the value of Fox Chase’s loan portfolio, could have a material adverse effect on the results of operations and financial condition of Univest following the merger. In addition, if actual costs are materially different than expected costs, the merger could have a significant dilutive effect on Univest’s earnings per share.

Fox Chase will be subject to business uncertainties and contractual restrictions while the merger is pending.

Uncertainty about the effect of the merger on employees and customers may have an adverse effect on Fox Chase and consequently on Univest. These uncertainties may impair Fox Chase’s ability to attract, retain and motivate key personnel until the merger is consummated, and could cause customers and others that deal with Fox Chase to seek to change existing business relationships with Fox Chase. Retention of certain employees may be challenging while the merger is pending, as certain employees may experience uncertainty about their future roles with Univest. If key employees depart because of issues relating to the uncertainty and difficulty of integration or a desire not to remain with Univest, Univest’s business following the merger could be harmed. In addition, the merger agreement restricts Fox Chase from taking certain actions until the merger occurs without the consent of Univest. These restrictions may prevent Fox Chase from pursuing attractive business opportunities that may arise prior to the completion of the merger. Please see the section entitled “The Merger Agreement—Covenants and Agreements” beginning on page 79 of this joint proxy statement/prospectus for a description of the restrictive covenants to which Fox Chase is subject under the merger agreement.

If the merger is not completed, Fox Chase will have incurred substantial expenses without realizing the expected benefits of the merger.

Fox Chase has incurred substantial expenses in connection with the merger. The completion of the merger depends on the satisfaction of specified conditions and the receipt of regulatory approvals and the approval of Univest’s and Fox Chase’s shareholders. Fox Chase cannot guarantee that these conditions will be met. If the merger is not completed, these expenses could have an adverse impact on Fox Chase’s financial condition and results of operations on a stand-alone basis.

The federal income tax consequences of the merger for Fox Chase stockholders will be dependent upon the merger consideration received.

The federal income tax consequences of the merger to you will depend upon the merger consideration you receive. In general, if you exchange your shares of Fox Chase common stock solely for cash, you will recognize gain or loss for federal income tax purposes in an amount equal to the difference between the cash you receive and your adjusted tax basis in your Fox Chase common stock. If you receive solely Univest common stock in exchange for your Fox Chase common stock, you generally will not recognize any gain or loss for federal income tax purposes. However, you generally will have to recognize gain or loss in connection with cash received in lieu of fractional shares of Univest common stock. If you receive a combination of cash and Univest common stock in the transaction, you generally will not recognize loss but will recognize gain, if any, to the extent of any cash received. For a more detailed discussion of the federal income tax consequences of the transaction to you, see, “Material United States Federal Income Tax Consequences of the Merger” on page 89.

Litigation relating to the merger could require us to incur significant costs and suffer management distraction, as well as delay and/or enjoin the merger.

Fox Chase has received two letters from attorneys representing a purported shareholder demanding that the Fox Chase board remedy alleged breaches of fiduciary duties in connection with the merger and alleged failures to make all required material disclosures necessary for Fox Chase shareholders to make a fully informed voting decision on the merger. The letters assert that the proposed transaction undervalues Fox Chase and that Fox Chase’s directors breached their fiduciary duties by allegedly refusing to adequately shop the company and maximize shareholder value, and that the registration statement filed on February 26, 2016 fails to make all material disclosures and contains misleading statements about the merger. The letters demand that Fox Chase’s board, among other things: (i) undertake all appropriate methods to maximize shareholder value and remove alleged conflicts of interest; (ii) remedy alleged disclosure violations that do not allow Fox Chase shareholders to make a fully informed voting decision; (iii) revise the merger agreement to eliminate certain deal protection devices; and (iv) refrain from completing the merger.

On February 19, 2016, the Fox Chase board of directors established a special committee of independent directors to review and investigate the allegations in the first demand letters, and to make recommendations to the board regarding what actions Fox Chase should take as a result of the demand letters. The committee will also address what actions Fox Chase should take regarding the second demand letter and the complaint. The committee has retained an independent law firm as its legal counsel.

On or about March 17, 2016, the purported Fox Chase shareholder identified in the letters has filed a purported class action and derivative complaint in the Court of Common Pleas of Montgomery County, Pennsylvania captioned Michael Rubin v. Roger H. Ballou, et al, No. 2016-05079-0. The lawsuit names as defendants each current member of Fox Chase’s board of directors and Univest, and also names Fox Chase as a nominal defendant. The lawsuit alleges that the Fox Chase directors breached their fiduciary duties by agreeing to the transaction, that the directors and executive officers have conflicts of interest related to the transaction, that the registration statement filed on February 26, 2016 failed to disclose material information relating to the transaction, and that Univest aided and abetted the alleged breaches of fiduciary duty. The complaint seeks injunctive relief to prevent consummation of the transaction, rescission of any terms of the transaction to the extent already implemented, and monetary damages resulting from the alleged wrongful misconduct of the defendants. In response to the lawsuit, Fox Chase and each of its directors has filed Preliminary Objections to the complaint and a Motion to Stay the proceedings with the Court of Common Pleas of Montgomery County, Pennsylvania.

A negative outcome in this matter could have a material adverse effect on Fox Chase and Univest if it results in preliminary or permanent injunctive relief or rescission of the merger agreement. Such actions may also create additional uncertainty relating to the merger, and responding to such demands and defending such actions may be costly and distracting to management. Neither Fox Chase nor Univest is currently able to predict the outcome of any lawsuit arising out of or relating to the proposed transaction that may be filed in the future. If additional letters are received or complaints are filed, absent new or different allegations that are material, Fox Chase and Univest will not necessarily announce such additional matters.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This joint proxy statement/prospectus contains or incorporates by reference a number of forward-looking statements, including statements about the financial conditions, results of operations, earnings outlook and prospects of Univest, Fox Chase and the potential combined company and may include statements for periods following the completion of the merger. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions.

The forward-looking statements involve certain risks and uncertainties. The ability of either Univest or Fox Chase to predict results or the actual effects of its plans and strategies, or those of the combined company, is subject to inherent uncertainty. Factors that may cause actual results or earnings to differ materially from such forward-looking statements include those beginning on page 33 under “Risk Factors,” as well as, among others, the following:

•	those discussed and identified in public filings with the SEC made by Univest and Fox Chase;

•	completion of the merger is dependent on, among other things, receipt of shareholder and regulatory approvals, the timing of which cannot be predicted with precision and which may not be received at all;

•	the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events;

•	higher than expected increases in Univest’s or Fox Chase’s loan losses or in the level of nonperforming loans;

•	a continued weakness or unexpected decline in the U.S. economy, in particular in southeast Pennsylvania;

•	a continued or unexpected decline in real estate values within Univest’s and Fox Chase’s market areas;

•	unanticipated reduction in Univest’s or Fox Chase’s respective deposit bases or funding sources;

•	government intervention in the U.S. financial system and the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate risk policies of the FRB;

•	legislative and regulatory actions could subject Univest to additional regulatory oversight which may result in increased compliance costs and/or require Univest to change its business model;

•	the integration of Fox Chase’s business and operations with those of Univest may take longer than anticipated, may be more costly than anticipated and may have unanticipated adverse results relating to Fox Chase’s or Univest’s existing businesses; and

•	the anticipated cost savings and other synergies of the merger may take longer to be realized or may not be achieved in their entirety, and attrition in key client, partner and other relationships relating to the merger may be greater than expected.

Because forward-looking statements are subject to assumptions and uncertainties, actual results may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this joint proxy statement/prospectus or the date of any document incorporated by reference in this joint proxy statement/prospectus.

All subsequent written and oral forward-looking statements concerning the merger or other matters addressed in this joint proxy statement/prospectus and attributable to Univest or Fox Chase or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this joint proxy statement/prospectus. Except to the extent required by applicable law or regulation, Univest and Fox Chase undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this joint proxy statement/prospectus or to reflect the occurrence of unanticipated events.

THE MERGER

Background of the Merger

Since its conversion from the mutual holding company form of organization to stock form in June 2010, Fox Chase has managed its capital through stock repurchases, cash dividends and controlled organic growth, primarily in its commercial loan portfolio. In addition, the Fox Chase board of directors has considered various strategic alternatives to enhance stockholder value, including potential acquisitions of other financial institutions, strategic partnerships and merger transactions.

In the second half of 2013, following the three-year anniversary of its second-step conversion, Fox Chase was interested in determining its market value. Towards this end, Fox Chase engaged an investment banker, who contacted eight parties to submit indications of interest. Four of these parties submitted written indications of interest, all of which consisted of a mixture of cash and stock and which ranged in value from $17.00 to $19.00 per share. The three parties with the highest offers were invited to conduct diligence. However, following the diligence process, none of the parties were willing to proceed with a transaction as originally proposed in their written indications of interest and Fox Chase terminated the process.

In April 2014, the President and Chief Executive Officer of one of the three parties that previously was invited to conduct diligence (“Company A”) contacted Thomas M. Petro, the President and Chief Executive Officer of Fox Chase, to express Company A’s renewed interest in a possible transaction. After discussions of a possible merger transaction between the senior management of both institutions in May 2014, Company A was invited to conduct due diligence. Following the completion of due diligence in June 2014, Company A indicated a willingness to acquire Fox Chase for an equal mixture of cash and stock with a value between $17.50 and $18.00 per share. Fox Chase management and the board of directors considered the offer but concluded that remaining independent provided a more effective method to enhance shareholder value and terminated the discussions.

In furtherance of its desire to enhance shareholder value, in the fourth quarter of 2014 and into the first quarter of 2015, Fox Chase explored an opportunity to acquire a financial institution, including performing due diligence and submitted a written non-binding indication of interest. However, such efforts were ultimately not successful.

In May 2015, the Fox Chase board of directors held its annual strategic planning session where it invited representatives of Piper to update the board on the banking industry and the current merger and acquisitions market. Piper discussed Fox Chase’s franchise and market and its stock performance both historically and as measured against peers. Piper also discussed potential financial institutions for Fox Chase to acquire. As in past years, as part of its strategic planning session, Piper provided the board with a range of valuations for the company on a stand-alone basis using various valuation methodologies and provided a range of valuations for the company on a change in control basis using comparable merger transactions.

Twice a year, the board of directors of Univest reviews a list of potential merger/acquisition targets and discusses the level of interest that senior management and the board have in the potential targets on the list. The list was reviewed at the May 2015 meeting of the Univest board of directors. Management discussed the possibility of approaching Fox Chase to determine the level of interest Fox Chase may have for a potential business combination with Univest.

On June 3, 2015, Mr. Petro met Jeffrey M. Schweitzer, President and Chief Executive Officer of Univest, and a representative from Griffin Financial Group, Univest Corporation’s financial advisor, at a social outing. Messrs. Petro and Schweitzer discussed their franchises and business cultures and philosophies, although no discussions about a business combination occurred at that time.

On July 6, 2015, Messrs. Petro and Schweitzer met, at which time Mr. Schweitzer inquired whether Fox Chase would be interested in a business combination with Univest Corporation. Mr. Petro indicated that the Fox Chase board of directors would consider ideas that would enhance shareholder value.

On July 17, 2015, the Executive Committee of Univest met. During the meeting, Mr. Schweitzer presented the potential acquisition of Fox Chase. Mr. Schweitzer described the strong cultural fit between the two organizations, the historical performance of Fox Chase, the conversion of Fox Chase to a commercial bank, and the combined pro forma organization. It was determined further discussions should occur with the full board of directors on July 22, 2015.

On July 22, 2015, the Univest board of directors met. During the meeting, Mr. Schweitzer discussed the items from the July 17, 2015 Executive Committee meeting, including the opportunity regarding Fox Chase. After thorough discussion by the board, Mr. Schweitzer was authorized to continue discussions with Mr. Petro with the intention of issuing a non-binding indication of interest.

Messrs. Petro and Schweitzer met again on August 3, 2015. The parties discussed the benefits of a possible transaction; however, no specific transaction terms were discussed. Mr. Schweitzer informed Mr. Petro of his intent to submit a written indication of interest letter.

On August 6, 2015, Univest submitted a written non-binding indication of interest letter, which offered a value of $20.56 per share to shareholders of Fox Chase based on a fixed exchange ratio of 1.0029 shares of Univest Corporation common stock for each share of Fox Chase common stock (using a Univest stock price of $20.50 per share). The offer consisted of consideration of 60% stock and 40% cash. The indication of interest letter also invited Mr. Petro and one other member of the Fox Chase board of directors to join the Univest board of directors.

On August 7, 2015, the Finance Committee of the Fox Chase board of directors met with management to discuss the terms of the indication of interest letter. Later that same day, the Fox Chase board of directors met to consider the offer. After a discussion of the letter, the board voted to move forward with further exploration of the possible transaction and authorized management to engage Piper as Fox Chase’s financial advisor.

On August 17, 2015, Fox Chase and Univest entered into a confidentiality agreement. On the same day, Mr. Petro discussed the indication of interest with Mr. Schweitzer, specifically the methodology of determining the value of the merger consideration. Mr. Petro notified Mr. Schweitzer that Fox Chase Bank was working diligently on converting its data processing system to a new provider in October 2015. This process required a great deal of management’s time, effort and focus and, as a result, Fox Chase would not be able to devote all of its attention to a merger process until the data processing conversion was complete. In light of the systems conversion, Messrs. Petro and Schweitzer agreed that the preliminary diligence that would be undertaken before the data processing conversion occurred would consist of a comprehensive credit review of the Fox Chase loan portfolio and a discussion of the costs savings that could be achieved in a merger transaction.

On August 18, 2015, Univest submitted a revised written non-binding indication of interest letter. The primary purpose of the letter was to revise the methodology upon which the exchange ratio for the stock consideration would be fixed prior to the execution of a merger agreement. The exchange ratio would be based on the twenty-day trading value of Univest common stock preceding the execution of the merger agreement; provided, however that Fox Chase shareholders would not receive more than 1.0280 shares of Univest Corporation common stock for each share they owned or less than 0.9790 shares of Univest Corporation common stock.

On August 20, 2015, Mr. Petro called Mr. Schweitzer to inform him that while Fox Chase remained interested in a transaction with Univest Corporation, he had concerns about the economics of the transaction since Univest Corporation’s stock price had decreased to $19.11.

On August 21, 2015, the Executive Committee of the Univest board of directors met. During the meeting, Mr. Schweitzer presented an executive summary of a proposed acquisition of Fox Chase. The presentation included the proposed structure of the transaction, including accretion, tangible book value dilution and earn back, pro forma capital levels, internal rate of return and one-time charges. Additionally, the Executive Committee discussed Fox Chase’s request that Univest offer three seats on the board of directors as opposed to two which had been offered in the non-binding indication of interest letter. The board authorized Mr. Schweitzer to continue discussions and move forward with due diligence and to modify the non-binding indication of interest letter to include three seats on the Univest board of directors.

On August 26, 2015, the Finance Committee of the board of directors of Fox Chase met with management and representatives of Piper to discuss the status of the transaction in light of Univest’s declining stock price. Piper provided written materials summarizing the transaction and pricing terms and Univest’s one-month stock price performance and compared it to other broad-based indices during that time. Representatives of Piper presented an analysis regarding Fox Chase’s potential value on a stand-alone basis and assuming a change in control, an overview of the Univest franchise, the strategic rationale for the business combination with Univest, aspects of the pro forma company and certain key metrics for the transaction. The presentation also included a list of other potential partners and what each of those parties could potentially pay under similar set of assumptions as were being used to analyze the transaction with Univest. Management, along with the Finance Committee, refined the assumptions utilized by Piper, which resulted in certain revised projections. The updated materials were provided to the board of directors for review and Mr. Petro called each director not on the Finance Committee to answer their questions about the materials and the Finance Committee deliberations.

On September 2, 2015, the senior management teams of Fox Chase and Univest met to discuss the respective companies’ corporate cultures, business strategies, risk appetites and corporate governance approaches and the potential synergies to be achieved in a business combination. The parties also discussed certain loan relationships and the overall structure of Univest’s proposal.

On September 14, 2015, a data room containing diligence materials requested by Univest relating to Fox Chase was made available.

On September 21, 2015, the senior management teams of Fox Chase and Univest had a conference call to discuss Fox Chase’s lending portfolio, philosophy and approach, its credit risk appetite and how it compensates lenders. Fox Chase began to add loan information to a data room. Additionally, an independent third party loan review expert was engaged by Univest to conduct a loan review of Fox Chase Bank’s loan portfolio.

Over the next several weeks, the third party loan review firm conducted its loan review of the Fox Chase loan portfolio. On October 8, 2015, Mr. Schweitzer confirmed that the loan review had been completed and that the results of the loan review were consistent with their assumptions regarding the loan mark assumed in the proposed transaction.

On October 12, 2015, Fox Chase management met with the Finance Committee of the board of directors of Fox Chase to discuss the status of the transaction and the next steps. The Finance Committee was informed of the results of the third party loan review and management reviewed with the committee its analysis of potential cost savings associated with the merger transaction.

On October 14, 2015, the senior management teams for both institutions discussed the analysis of potential cost savings as prepared by the senior management team of Fox Chase.

On October 15, 2015, the parties’ financial advisors discussed the economics of the transaction, noting that because of the reduced stock price of Univest, the value of the transaction on a per share value had decreased from $20.56 per share at the time of the initial indication of interest to $20.03. The parties discussed fixing the cash component of the transaction at $21.00 per share and modifying the range under which the exchange ratio would be fixed.

On October 16, 2015, the senior management teams of Fox Chase and Univest met and discussed the economics of the transaction and the revisions to the pricing structure that had been discussed among the financial advisors. The parties discussed the value of the pro forma company and expected third quarter results for each company.

The financial advisors of Fox Chase and Univest continued to discuss the economics of the transaction over the next few days.

During conversations among the financial advisors on October 21, 2015, representatives of Piper informed representatives of Griffin Financial that Fox Chase’s management and financial and legal advisors would recommend that the Fox Chase board of directors authorize Piper to contact a limited number of financial institutions to gauge their interest in a transaction with Fox Chase. The purpose of the process would be to confirm that the transaction with Univest was in the best interests of Fox Chase shareholders.

On October 22, 2015, Mr. Petro called Mr. Schweitzer to confirm and further explain the specifics and timing of the process that he expected Fox Chase would undertake to contact other financial institutions. Messrs. Petro and Schweitzer also discussed the steps and timing towards moving towards a definitive agreement with Univest if the results of the contacts with other financial institutions did not present Fox Chase with another opportunity. Also, Mr. Petro informed Mr. Schweitzer that if the discussions with other financial institutions did not present Fox Chase Bancorp with other opportunities, it was willing to enter into an exclusivity agreement with Univest.

On October 23, 2015, a special meeting of the Univest board of directors was convened to discuss the proposed pricing and structure of the acquisition along with updated modeled pro forma financial statements and the status and results of due diligence.

On October 23, 2015, Univest submitted a revised written indication of interest letter to Fox Chase. The revised letter provided that the cash consideration would be fixed at $21.00 per share. The letter also provided a revised methodology for determining the exchange ratio that would be utilized to determine the stock consideration to be offered to shareholders of Fox Chase such that Fox Chase shareholders would receive between 0.9714 shares and 1.030 shares of Univest common stock for each share of Fox Chase common stock owned. The goal of Univest’s revisions to the pricing structure was to provide a blended value of $20.50 per share. The revised letter included an additional seat on the Univest board of directors for a member of the Fox Chase board of directors. The letter also included a provision under which Fox Chase agreed not to negotiate with any other party for a period of 90 days.

On the same day, a call was held with the Finance Committee of the board of directors of Fox Chase to discuss the revised indication of interest. The members of senior management and representatives of Piper and Luse Gorman, PC, Fox Chase’s legal counsel, also participated on the call. The details of the indication of interest letter were discussed. Representatives of Piper discussed the materials that it intended to present to the board of directors, a copy of which had previously been provided to the members of the Finance Committee. The Piper presentation included a summary of the events that had transpired to date, Univest’s stock trading performance over the past four months as compared to the other broad-based indices and a summary of the material terms presented in the indication of interest letter, including analysis of the new pricing methodology. Representatives of Piper presented analysis regarding Fox Chase’s range of values on a stand-alone basis and assuming a change in control, estimates for future earnings and a summary of comparable merger transactions, including the dividend and earnings accretion to Fox Chase shareholders. Representatives of Piper discussed the strategic rationale for the business combination with Univest Corporation, aspects of the pro forma company and some of the key metrics for the transaction. Representatives of Piper outlined the next steps to be taken in the transaction. A representative of Luse Gorman summarized the directors’ fiduciary duties, specifically in the context of a change of control. It was noted that due to the significant amount of cash being offered to Fox Chase shareholders in the transaction, to exercise its fiduciary duties, the board of directors should conduct additional diligence surrounding the price being offered. It was recommended that Piper contact certain other institutions to gauge their interest in acquiring Fox Chase. As a result, Piper proposed contacting five larger bank holding companies. The institutions were chosen based on the attractiveness of their currency and a capacity to provide financial terms at least as favorable as those being offered by Univest. Further, each of the parties to be contacted had either previously expressed interest in Fox Chase or in the Philadelphia market area. The representatives of Piper outlined the process for contacting the institutions. The Piper presentation concluded with an overview of the Univest franchise, including its historical and estimated financial highlights.

On October 26, 2015, Messrs. Petro and Schweitzer met to update each other on the process. They also discussed corporate culture, risk management governance, including enterprise risk management frameworks and each party’s approach to serving clients and engaging employees.

On October 28, 2015, the Fox Chase board of directors met. Representatives of Piper and Luse Gorman were present at the meeting. A representative of Luse Gorman summarized its presentation materials, a copy of which had been previously provided to the board of directors. The presentation outlined for the board its fiduciary duties generally and in the context of a merger transaction. The presentation noted the steps that had to occur to reach the point when the board could consider a definitive merger agreement. The representative from Luse Gorman explained to the full board the discussion with the Finance Committee surrounding the rationale for contacting other financial institutions to satisfy its fiduciary duties.

Representatives from Piper discussed its presentation materials, a copy of which had been previously provided to the board of directors. The board discussed the transaction process and timeline and reviewed an analysis of the valuation of Fox Chase and the merits of the proposed transaction with Univest. There was also a lengthy discussion among the directors, management and their advisors regarding the process to contact a limited number of financial institutions and gauge their interest in a transaction with Fox Chase to confirm that the transaction with Univest was in the best interests of the shareholders. The participants discussed how the institutions to be contacted were selected and the rationale for the exclusion of other institutions. The discussion also focused on the procedure for contacting those institutions and the period of time that each would have to respond. After the completion of discussions, the board voted to: (1) proceed with the negotiation with Univest of a definitive agreement substantially consistent with the terms outlined in the indication of interest letter for presentation to and consideration by the board of directors at the earliest practicable date; (2) take all necessary and appropriate action on behalf of Fox Chase toward such end, including, in consultation with Fox Chase’s legal and financial advisors, conducting a due diligence investigation of Univest and negotiating any ancillary documents concurrently with the negotiation of the definitive agreement; (3) authorize the Finance Committee of the board of directors of Fox Chase to act on behalf of the Fox Chase board of directors in between meetings of the full board of directors so as to facilitate the negotiations with Univest; and (4) authorize Piper to contact the institutions previously identified and, after receiving a confidentiality agreement from such party, obtain written indications of interest from such parties if they are interested in pursuing a business combination with Fox Chase for presentation to and consideration by the board of directors at the earliest practicable date.

On October 29, 2015, Piper began contacting the five institutions identified by the board of directors. Of the five institutions, four of the institutions signed and returned a confidentiality agreement. Each of those four institutions were then sent instructions on the contents of the indications of interest they were to submit. The parties were to submit the letters by November 6, 2015.

On October 30, 2015, Fox Chase sent to Univest a list of the materials it wished to review as part of its due diligence of Univest Corporation.

On November 5, 2015, Mr. Petro was contacted by the President and Chief Executive Officer of a larger bank holding company (“Company B”) that expressed interest in a business combination. This institution was not one of the five companies contacted by Piper. The Board had discussed Company B when considering which parties to contact and had excluded them on the basis of financial analysis and discussions that indicated it did not have a capacity to pay the aggregate amount of consideration that Univest had offered. Nevertheless, in light of the fact that Company B’s stock price had increased since the date of the Fox Chase board meeting, management requested that Piper update its analysis on Company B’s capacity to pay to ensure that its increase in stock price did not cause it to be able to pay at a level commensurate with the offer by Univest.

On November 5, 2015, members of the Fox Chase management team, a member of Univest’s management team and a representative of Luse Gorman met at the Fox Chase offices to review diligence materials.

On November 6, 2015, the Fox Chase board of directors met by telephone to discuss the results of the inquiries made by Piper. Representatives of Piper provided a summary of the conversations they had with various executive officers and financial advisors from the five parties. Piper indicated that none of the parties submitted a written indication of interest. The board was also notified of the conversation between Mr. Petro and the President and Chief Executive Officer from Company B and was provided with an updated analysis of the level that Company B could likely pay in a business combination with Fox Chase. The board discussed the potential merger with Company B and reviewed materials provided by Piper that indicated that Company B did not have the capacity to pay at a level commensurate with the offer being made by Univest. Following further discussion of Univest’s indication of interest dated October 23, 2015, Company B’s lack of capacity to pay at a level commensurate with the offer being made by Univest and that none of the five institutions contacted submitted an indication of interest letter, the board authorized Mr. Petro to execute the indication of interest provided by Univest on October 23, 2015. However, before doing so, the board instructed Mr. Petro to request a reduction in the exclusivity period from 90 to 45 days.

Following the meeting of the Fox Chase board of directors, Mr. Petro called Mr. Schweitzer to update him on the results of the meeting. Mr. Schweitzer agreed to Mr. Petro’s request to reduce the exclusivity period. Mr. Petro signed and delivered the indication of interest letter.

On November 6, 2015, a data room containing diligence materials requested by Fox Chase relating to Univest was made available to Fox Chase management and its legal and financial advisors.

On November 9, 2015, Messrs. Petro and Schweitzer met to discuss further items relating to the merger transaction, including employee issues, such as the reporting structure and integration of the Fox Chase Bank lending team.

On November 12, 2015, Stevens & Lee, P.C., the legal counsel for Univest, provided Luse Gorman with a draft of the merger agreement.

On November 17, 2015, each party, along with representatives of their respective legal and financial advisors, conducted interviews of the senior management teams for both Fox Chase and Univest.

On November 18, 2015, the Finance Committee of the board of directors of Fox Chase met with senior management and received an update on the transaction and the diligence being conducted on Univest. The Finance Committee also discussed certain post-transaction governance issues.

On November 18, 2015, a meeting of the Fox Chase board of directors was convened and directors were notified of the results of the diligence performed by the management team and their advisors. A discussion occurred regarding the process to date as well as remaining steps that needed to be taken by each party. Following the meeting, Mr. Schweitzer, along with Michael Keim, President of Univest Bank and Trust Co. and acting Chief Financial Officer, and William Aichele, Chairman of the Board of Univest were invited to join the Fox Chase board of directors to discuss Univest’s culture and strategy and the rationale for the business combination.

At a regular meeting held on November 25, 2015, the Univest board of directors reviewed the then current draft of the merger agreement and the other ancillary documents related to the proposed merger, all of which had been made available to the board of directors prior to the meeting. A representative of Stevens & Lee reviewed the provisions of the draft merger agreement in detail with the board of directors and responded to questions from the board on the transaction and the terms of the merger agreement and related documents. A representative of

Griffin reviewed its financial analysis of the merger consideration, a copy of which had been previously provided to the board of directors, and delivered its preliminary conclusion that, as of that date and subject to assumptions made, procedures followed, matters considered and limitations on the review undertaken set forth in the opinion, the merger consideration to be paid to the holders of Fox Chase common stock was fair, from a financial point of view, to Univest. Representatives of management also presented the results of their due diligence examination of Fox Chase and responded to questions from members of the board. Following consideration of these presentations and further discussion, the Univest board of directors unanimously authorized management to continue to negotiate and finalize the merger agreement and related documents substantially on the terms presented at the meeting. The Chairman advised the board of directors that he anticipated a follow-up meeting to approve the final merger agreement and related documents and to receive the final fairness opinion from Griffin on or about December 7, 2015.

Following the board meeting and continuing through early December 2015, the parties, along with their legal counsel, continued to review and negotiate the merger agreement, along with various other ancillary documents. Also, the senior management teams of Fox Chase and Univest met several times to discuss the retention and integration of the Fox Chase Bank lending team.

On November 30, 2015, a meeting of the Finance Committee of the board of directors of Fox Chase was convened. Fox Chase senior management and Fox Chase’s legal and financial advisors participated in the meeting. A copy of the merger agreement that had been negotiated to date, as well as certain ancillary documents, had been sent to the members of the Finance Committee on November 27, 2015. Representatives of Luse Gorman reviewed in detail the terms of the merger agreement and ancillary documents, including the: (1) voting agreements to be entered into by the directors and senior management; (2) non-competition and non-solicitation agreements to be entered into by each director; (3) settlement agreements and consulting agreements to be entered into by members of management; and (4) a non-competition agreement and non-solicitation agreements to be entered into by certain of Fox Chase Bank lenders. Representatives of Luse Gorman also reviewed and discussed the proposed resolutions that the board would be requested to approve. The Finance Committee was informed of the results of legal counsel and management’s due diligence review of Univest.

On December 4, 2015, a meeting of the Fox Chase board of directors was convened. Fox Chase’s senior management legal and financial advisors participated in the meeting. A copy of the merger agreement that had been negotiated to date, as well as certain ancillary documents, had been sent to the members of the Board of Directors on November 30, 2015. Representatives of Luse Gorman reviewed in detail the terms of the merger agreement and ancillary documents, including the: (1) voting agreements to be entered into by the directors and senior management; (2) non-competition and non-solicitation agreements to be entered into by each director; (3) settlement agreements and consulting agreements to be entered into by members of management; and (4) a non-competition agreement and non-solicitation agreements to be entered into by certain of Fox Chase Bank lenders. Representatives of Luse Gorman also discussed the proposed resolutions that the board would be requested to approve. The board of directors was informed of the results of legal counsel and management’s due diligence review of Univest. Piper made a presentation, a copy of which had been sent in advance to the directors, in which it summarized the transaction terms, the pricing metrics for the transaction and compared those against comparable merger transactions. Its presentation included an overview of Fox Chase’s valuation on a stand-alone basis and assuming a change in control, including Fox Chase Bancorp’s recent and three-year historical stock price performance. Piper also presented several methodologies under which it arrived at valuations for Fox Chase, including comparing Fox Chase to comparable public companies, a discounted cash flow analysis, and a comparison of the pricing metrics for this transaction against comparable merger transactions. Piper also reviewed the pro forma company’s footprint and metrics about the transaction and the pro forma company. Its presentation included an overview of Univest, including Univest’s recent and three-year historical stock price performance. Piper also presented several methodologies under which it arrived at valuations for Univest.

On December 8, 2015, Fox Chase convened a meeting of the board of directors. Legal counsel noted that no material changes to the agreement or the ancillary documents had been made since the drafts distributed to the board on November 30, 2015. Representatives of Piper made a presentation regarding the fairness of the proposed merger consideration to Fox Chase’s shareholders from a financial point of view and delivered its written opinion, dated December 8, 2015, and subject to the limitations and qualifications set forth in the opinion, that the merger consideration was fair to Fox Chase’s shareholders from a financial point of view.

Following these presentations and discussions and review and discussion among the members of Fox Chase board of directors, including consideration of the factors described under “—Fox Chase’s Reasons of the Merger” the Fox Chase board of directors determined that the merger agreement and the transactions contemplated thereby, including the merger of Fox Chase and Univest, were advisable and in the best interests of Fox Chase and its shareholders and the directors unanimously voted to adopt the merger agreement and the transactions contemplated thereby and recommended that Fox Chase’s shareholders approve the merger agreement.

On December 8, 2015, the Univest board of directors reconvened to consider the final merger agreement and related ancillary agreements, and to consider the final opinion of Griffin on the fairness of the merger consideration, from a financial point of view, to Univest. Management and representatives of Stevens & Lee confirmed that there had been no changes to the proposed merger consideration and no other significant changes to the terms of the transaction or the provisions of the merger agreement or related documents since the previous board meeting held on November 25, 2015. A representative of Griffin updated its financial analysis of the merger consideration, and delivered Griffin’s opinion that, as of that date and subject to assumptions made, procedures followed, matters considered and limitations on the review undertaken set forth in the opinion, the merger consideration to be paid to the holders of Fox Chase common stock was fair, from a financial point of view, to Univest. Following consideration of this information, the Univest board of directors unanimously approved the merger agreement and agreed to recommend that Univest’s shareholders adopt and approve the merger agreement and the merger.

Following the completion of the Fox Chase and Univest board meetings, the merger agreement and ancillary documents were executed and delivered. Following the close of the market on December 8, 2015, Univest and Fox Chase issued a joint press release announcing the execution of the merger agreement.

Fox Chase’s Reasons for the Merger

In reaching the conclusion that the merger agreement is in the best interests of and advisable for Fox Chase and its shareholders, and in approving the merger agreement, Fox Chase’s board of directors consulted with senior management, its legal counsel and financial advisor and considered a number of factors, including, among others, the following, which are not presented in order of priority:

•	the business strategy and strategic plan of Fox Chase, its prospects for the future and projected financial results;

•	the consideration offered by Univest, which represents: 168.6% of Fox Chase’s core tangible book value (which assumes a tangible equity to tangible assets ratio of 8%); 23.2x of Fox Chase’s trailing twelve-month earnings; and a 10.5% core deposit premium;

•	on a pro forma basis the transaction will result in 91% accretion to earnings for the Fox Chase shareholders in the first full year after completion of the transaction;

•	that the transaction is estimated to be over 7% accretive from an earnings per share basis in the first full year after completion;

•	the understanding of Fox Chase’s board of directors of the strategic options available to Fox Chase and the board of directors’ assessment of those options with respect to the prospects and estimated results of the execution by Fox Chase of its business plan as an independent entity under various scenarios and the determination that none of those options or the execution of the business plan was more likely to create greater present value for Fox Chase’s shareholders than the value to be paid by Univest;

•	the prospects of profitably deploying Fox Chase’s capital in a reasonable period of time;

•	the challenges facing Fox Chase’s management to grow Fox Chase’s franchise and enhance shareholder value given current market conditions, including increased operating costs resulting from regulatory and compliance mandates, continued pressure on net interest margin from the current interest rate environment and competition;

•	the merger consideration offered by Univest equaled or exceeded the consideration that could reasonably be expected from other potential acquirers with apparent ability to consummate an acquisition of Fox Chase;

•	the strong capital position of the combined company and the larger scale and more diverse revenue of the combined company;

•	the ability of Univest to pay the merger consideration and the relative value of the Univest currency compared to peers;

•	the ability of Univest to execute a merger transaction from a financial and regulatory perspective and its recent history of being able to successfully integrate merged institutions and other fee income businesses into its existing franchise;

•	the geographic fit and increased customer convenience of the expanded branch network of Univest;

•	Univest’s business, operations, financial condition, asset quality, earnings and prospects, taking into account the results of Fox Chase’s due diligence review of Univest, and information provided by Fox Chase’s financial advisor;

•	the historical stock market performance for Fox Chase and Univest common stock;

•	the similarities between the corporate cultures of the two organizations and similar risk appetites, along with an enhanced legal lending limit and an expanded set of products and services that could benefit Fox Chase’s customers;

•	the greater market capitalization, increased dividend rate and increased trading liquidity of the common stock of Univest;

•	the terms of the merger agreement, including the representations and warranties of the parties, the covenants, the consideration, the benefits to Fox Chase’s employees and the absence of burdensome contingencies in the Merger Agreement;

•	the continued participation of Fox Chase’s directors and management in the combined company, which enhances the likelihood that the expected benefits of the merger will be realized, in particular that:

•	Fox Chase’s current Chief Financial Officer will become the Chief Financial Officer of Univest after the merger;

•	Fox Chase Bank’s current Chief Lending Officer will become a Market President, Commercial Banking of Univest Bank after the merger;

•	three Fox Chase directors will join the Univest board of directors;

•	the financial analysis presented by Piper to the Fox Chase board of directors, and the opinion delivered to the Fox Chase board of directors by Piper to the effect that, as of the date of the opinion, and subject to and based on the qualifications and assumptions set forth in the opinion, the merger consideration to be received by the holders of common stock of Fox Chase in the merger is fair, from a financial point of view, to such shareholders;

•	the likelihood of expeditiously obtaining the necessary regulatory approval without unusual or burdensome conditions; and

•	the long-term and short-term interests of Fox Chase and its shareholders, the interests of the employees, customers, creditors and suppliers of Fox Chase, and community and societal considerations, including those of the communities in which Fox Chase maintains offices; and especially, combining two like-minded community banking institutions who have provided over 140 years of service to their local communities.

The Fox Chase board of directors also considered a number of potential risks and uncertainties associated with the merger in connection with its deliberation of the proposed transaction, including, without limitation, the following:

•	the potential risk of diverting management attention and resources from the operation of Fox Chase’s business and towards the completion of the merger;

•	the restrictions on the conduct of Fox Chase’s business before the completion of the merger, which are customary for public company merger agreements involving financial institutions, but which, subject to specific exceptions, could delay or prevent Fox Chase from undertaking business opportunities that may arise or any other action it would otherwise take with respect to the operations of Fox Chase absent the pending merger;

•	the potential risks associated with achieving anticipated cost synergies and savings and successfully integrating Fox Chase’s business, operations and workforce with those of Univest;

•	the merger-related costs;

•	that the interests of certain of Fox Chase’s directors and executive officers may be different from, or in addition to, the interests of Fox Chase’s other shareholders as described under the heading “Fox Chase’s Directors and Executive Officers Have Financial Interests in the Merger;”

•	the risk that the conditions to the parties’ obligations to complete the merger agreement may not be satisfied, including the risk that necessary regulatory approvals or the Fox Chase shareholder approval might not be obtained and, as a result, the merger may not be consummated;

•	the risk of potential employee attrition and/or adverse effects on business and customer relationships as a result of the pending Merger;

•	that: (1) Fox Chase would be prohibited from affirmatively soliciting acquisition proposals after execution of the Merger Agreement; and (2) Fox Chase would be obligated to pay to Univest a termination fee if the merger agreement is terminated under certain circumstances, which may discourage other parties potentially interested in a strategic transaction with Fox Chase from pursuing such a transaction; and

•	the other risks described under the heading “Risk Factors.”

The foregoing discussion of the information and factors considered by the board of directors of Fox Chase is not intended to be exhaustive, but includes the material factors considered by the board of directors of Fox Chase. In reaching its decision to approve the merger agreement, the merger and the other transactions contemplated by the merger agreement, the board of directors of Fox Chase did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. The board of directors of Fox Chase considered all these factors as a whole, including discussions with, and questioning of Fox Chase’s management and Fox Chase’s independent financial and legal advisors, and overall considered the factors to be favorable to, and to support, its determination.

Fox Chase shareholders should be aware that Fox Chase’s directors and executive officers have interests in the merger that are different from, or in addition to, those of other Fox Chase shareholders. The board of directors of Fox Chase was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement, and in recommending that the Merger Proposal be approved by the shareholders of Fox Chase. See “—Fox Chase’s Directors and Executive Officers Have Financial Interests in the Merger.”

This summary of the reasoning of the Board of Directors of Fox Chase and other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under the heading “Forward-Looking Statements.”

Recommendation of Fox Chase’s Board of Directors

Fox Chase’s board of directors believes that the terms of the transaction are in the best interests of Fox Chase and its shareholders and has unanimously approved the merger agreement. Accordingly, Fox Chase’s board of directors unanimously recommends that Fox Chase’s shareholders vote “FOR” approval and adoption of the merger agreement, “FOR” approval of certain compensation arrangements for the named executive officers of Fox Chase in connection with the merger and “FOR” an adjournment of the Fox Chase special meeting, if necessary, to solicit additional proxies.

Opinion of Fox Chase’s Financial Advisor

Pursuant to an engagement letter dated August 21, 2015, the Fox Chase board engaged Piper as financial advisor to Fox Chase in connection with the merger with Univest. Piper is a nationally recognized investment banking firm with substantial experience in transactions similar to the merger and is familiar with Fox Chase and its business. As part of its investment banking business, Piper is routinely engaged in the valuation of financial services companies and their securities in connection with mergers and acquisitions. The Piper written opinion, dated December 8, 2015, is sometimes referred to in this section as the “Piper opinion.”

Piper acted as financial advisor to Fox Chase in connection with the proposed transaction and participated in certain of the negotiations leading to the execution of the merger agreement. At the meeting of the board of directors of Fox Chase held on December 8, 2015, Piper delivered to the board of directors its oral opinion, followed by delivery of its written opinion, that, as of such date, and based upon and subject to the various factors, assumptions and limitations set forth in its opinion, the consideration offered in the merger was fair, from a financial point of view, to the holders of Fox Chase common stock.

The full text of Piper’s written opinion dated December 8, 2015, which sets forth, among other things, the procedures followed, assumptions made, matters considered and qualifications and limitations on the scope of review undertaken in rendering its opinion, is attached as Annex B to this joint proxy statement/prospectus and is incorporated herein by reference. Piper’s opinion speaks only as of the date of the opinion. You are urged to read the opinion carefully and in its entirety. Piper’s opinion was addressed to, and provided for the information and benefit of, the Fox Chase board of directors (in its capacity as such) in connection with its evaluation of the fairness of the merger consideration from a financial point of view, and did not address any other aspects or implications of the merger. The opinion does not constitute a recommendation to the Fox Chase board of directors or to any other persons in respect of the merger, including as to how any holder of Fox Chase common stock should vote at any stockholders’ meeting held in connection with the merger or take, or not to take, any action in respect of the merger. Piper’s opinion does not address the relative merits of the merger as compared to any other business or financial strategies that might be available to Fox Chase, nor does it address the underlying business decision of Fox Chase to engage in the merger. The issuance of the Piper opinion was approved by a fairness opinion committee of Piper. The summary of the opinion of Piper set forth below is qualified in its entirety by reference to the full text of the opinion. Piper has consented to the inclusion of this summary of its opinion in this joint proxy statement/prospectus.

In rendering its opinion, Piper reviewed, among other things:

•	a draft of the merger agreement dated as of December 8, 2015;

•	certain financial and other data with respect to Fox Chase and Univest, which was publicly available or made available to us by Fox Chase or Univest;

•	certain forward-looking information relating to Fox Chase and Univest that was publicly available, as well as that was furnished to us by Fox Chase or Univest, including internally prepared forecasts of Fox Chase’s expected operating results on a stand-alone basis;

•	materials detailing the merger prepared by Fox Chase, Univest and by their respective legal and accounting advisors including the estimated amount and timing of the cost savings and related expenses, purchase accounting adjustments and synergies expected to result from the merger (which are collectively referred to in this section as the “Synergies”);

•	current and historical reported prices and trading activity of Fox Chase and Univest and similar information for certain other publicly traded companies deemed by us to be comparable to Fox Chase and Univest;

•	the financial performance of Fox Chase and Univest with that of certain other publicly traded companies that Piper deemed relevant;

•	the relative contributions of Fox Chase and Univest to the future financial performance of the surviving corporation on a pro forma basis;

•	certain financial analyses for Fox Chase and Univest on a pro forma combined basis giving effect to the merger based on assumptions relating to the Synergies;

•	the merger consideration relative to the historical trading price of Fox Chase and Fox Chase’s tangible book value, tangible book value adjusted for excess capital, core deposits and last twelve months earnings as of September 30, 2015;

•	the financial terms of certain business combination transactions that Piper deemed relevant; and

•	such other analyses, examinations and inquiries and considered such other financial, economic and market criteria as Piper deemed necessary in arriving at its opinion.

Piper also held several discussions with certain members of senior management and representatives of both Fox Chase and Univest with respect to certain aspects of the merger, and the past and current business operations of Fox Chase and Univest, the financial condition and future prospects and operations of Fox Chase and Univest, the effects of the merger on the financial condition and future prospects of Univest, and certain other matters Piper believed necessary or appropriate to its inquiry.

In arriving at its opinion, Piper relied upon and assumed, without assuming liability or responsibility for independent verification, the accuracy and completeness of all information that was publicly available or was furnished, or otherwise made available to, or discussed with or reviewed by Piper. Piper further relied upon the assurances of the management of Fox Chase and Univest that the financial information provided has been prepared on a reasonable basis in accordance with industry practice, and that they are not aware of any information or facts that would make any information provided to Piper incomplete or misleading. Without limiting the generality of the foregoing, Piper assumed that with respect to financial forecasts, estimates and other forward-looking information (including the Synergies) reviewed by Piper, that such information was reasonably prepared based on assumptions reflecting the best currently available estimates and judgments of the management of Fox Chase and Univest as to the expected future results of operations and financial condition of Fox Chase and Univest, respectively, to which such financial forecasts, estimates and other forward-looking information (including the Synergies) relate and Piper assumed that such results would be achieved. Piper expressed no opinion as to any such financial forecasts, estimates or forward-looking information (including the Synergies) or the assumptions on which they were based. Piper further assumed that the merger will qualify as a tax-free reorganization for United States federal income tax purposes to the extent of the stock consideration. Piper also expressed no opinion as to any of the legal, accounting and tax matters relating to the merger and any other transactions contemplated in connection therewith and with the consent of Fox Chase relied, on the advice of the outside legal counsel and the independent accountants to Fox Chase Bancorp, and on the assumptions of the management of Fox Chase and Univest, as to all accounting, legal, tax and financial reporting matters with respect to the Fox Chase and Univest and the merger agreement.

In arriving at its opinion, Piper assumed that the executed agreement will be in all material respects identical to the last draft reviewed by it. Piper relied upon and assumed, without independent verification, that:

•	the representations and warranties of all parties to the agreement and all other related documents and instruments that are referred to therein are true and correct;

•	each party to such agreements will fully and timely perform all of the covenants and agreements required to be performed by such party;

•	the merger will be consummated pursuant to the terms of the agreement without amendments thereto; and

•	all conditions to the consummation of the merger will be satisfied without waiver by any party of any conditions or obligations thereunder.

Additionally, Piper assumed that all the necessary regulatory approvals and consents required for the merger will be obtained in a manner that will not adversely affect Fox Chase and Univest or the contemplated benefits of the merger.

For purposes of rendering its opinion, Piper did not perform any appraisals or valuations of any specific assets or liabilities (fixed, contingent, derivative, off-balance sheet, or other) of Fox Chase or Univest, and was not furnished or provided with any such appraisals or valuations, and did not evaluate the solvency of Fox Chase or Univest under any state or federal law relating to bankruptcy, insolvency or similar matters. Accordingly, Piper expressed no opinion regarding the liquidation value of Fox Chase, Univest or any other entity. Piper assumed that there has been no material change in the respective assets, financial condition, results of operations, business or prospects of Fox Chase or Univest since the date of the most recent financial data made available to Piper. Piper also assumed in all respects material to its analysis that Fox Chase and Univest would remain as a going concern for all periods relevant to its analysis. Without limiting the generality of the foregoing, Piper did not conduct a review of:

•	any individual credit files of Fox Chase or Univest, nor evaluate the adequacy of the loan or lease reserves of Fox Chase or Univest;

•	any credit mark that may be taken in connection with the merger, nor evaluate the adequacy of any contemplated credit mark to be so taken; or

•	the collectability of any asset or the future performance of any loan of Fox Chase or Univest.

Piper also assumed, with Fox Chase’s consent, that the respective allowances for loan and lease losses for both Fox Chase and Univest, and the credit mark are adequate to cover any losses and will be adequate on a pro forma basis for the combined company. Accordingly, Piper expressed no opinion with respect to these matters.

In addition, Piper did not make any independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities to which Fox Chase or Univest is a party or may be subject, and at the direction of Fox Chase and with its consent, Piper’s opinion makes no assumption concerning, and therefore does not consider, the possible assertion of claims, outcomes or damages arising out of any such matters. Piper also assumed that neither Fox Chase nor Univest is party to any material pending transaction, including without limitation any financing, recapitalization, acquisition or merger, divestiture or spin-off, other than the merger and the merger of the principal banking subsidiaries of Fox Chase and Univest contemplated by the agreement.

The Piper opinion is necessarily based on economic, market and other conditions and upon the information made available to Piper and facts and circumstances as they exist and are subject to evaluation as of the date of the Piper opinon. It should be understood events occurring after the date of the Piper opinion could materially affect the assumptions used in preparing the Piper opinion. Further, Piper expressed no opinion as to the price at which shares of the common stock of Fox Chase or Univest may trade following announcement of the merger or at any future time.

The Piper opinion addresses solely the fairness, from a financial point of view, to holders of Fox Chase common stock of the proposed merger consideration set forth in the agreement and does not address any other terms or agreement relating to the merger or any other terms of the agreement. Piper was not requested to opine as to, and the Piper opinion does not address, the basic business decision to proceed with or effect the merger, the merits of the merger relative to any alternative transaction or business strategy that may be available to Fox Chase, Univest’s ability to fund the cash portion of the merger consideration, any other terms contemplated by the agreement or the fairness of the merger to any other class of securities, creditor or other constituency of Fox Chase. Furthermore, Piper expressed no opinion with respect to the amount or nature of compensation to any officer, director or employee of any party to the merger, or any class of such persons, relative to the merger consideration to be received by holders of Fox Chase common stock in the merger or with respect to the fairness of any such compensation, including whether such payments are reasonable in the context of the merger.

The internal Fox Chase earnings and balance sheet projections furnished to Piper and used by it in certain of its analyses were prepared by Fox Chase’s management team (the “Fox Chase Projections”). Fox Chase does not publicly disclose internal management projections of the type provided to Piper in connection with its review of the merger. As a result, such projections were not prepared with an expectation of public disclosure. The Fox Chase Projections were based on numerous variables and assumptions, which are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in the Fox Chase Projections.

In performing its analyses, Piper made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of Piper, Fox Chase and Univest. Any estimates contained in the analyses performed by Piper are not necessarily indicative of actual values or future results, which may be more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. In addition, the Piper opinion was among several factors taken into consideration by the Fox Chase board in making its determination to approve the merger agreement. The type and amount of consideration payable in the merger were determined through negotiation between Fox Chase and Univest, and the decision to enter into the merger agreement was solely that of the Fox Chase board.

Piper’s opinion was necessarily based upon conditions as they existed and could be evaluated on December 8, 2015, the date of such opinion, and the information made available to Piper through such date. Developments subsequent to the date of Piper’s opinion may have affected, and may affect, the conclusion reached in Piper’s opinion, and Piper did not and does not have an obligation to update, revise or reaffirm its opinion.

The following is a summary of the material financial analyses performed and presented by Piper to the Fox Chase board on December 8, 2015 in connection with its fairness opinion. Each analysis was provided to the Fox Chase board of directors. The following summary, however, does not purport to be a complete description of all the analyses performed and reviewed by Piper underlying the Piper opinion or the presentation made by Piper to the Fox Chase board on December 8, 2015, but summarizes the material analyses performed and presented in connection with such opinion. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. A fairness opinion is thus not susceptible to partial analysis or summary description. In arriving at its opinion, Piper did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor.

The financial analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the financial analyses. Accordingly, Piper believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a potentially misleading or incomplete view of the process underlying its analyses and opinion. Also no company or transaction used in Piper’s analysis for purposes of comparison is identical to Fox Chase and Univest or the merger. Accordingly, an analysis of the results of the comparisons is not mathematical; rather, it involves complex considerations and judgments about differences in the companies and transactions to which Fox Chase and Univest and the merger were compared and other factors that could affect the public trading value or transaction value of the companies to which they are being compared. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data that existed on or before December 8, 2015 (the date of the Piper opinion), and is not necessarily indicative of current market conditions.

Summary of Proposal. Pursuant to the terms of the merger agreement, at the effective time of the merger, the shares of Fox Chase common stock, par value $0.01, will be converted, at the election of the holder, into the right to receive 0.9731 shares of Univest common stock, par value $5.00, or $21.00 in cash, subject to the requirement that 60% of the shares of Fox Chase will be exchanged for shares of Univest. Based on Univest’s closing price on December 7, 2015 of $20.53, the merger consideration was equivalent to a price of $20.39 per share of Fox Chase common stock. Based on this deemed value per share to Fox Chase shareholders and based on an aggregate of 11,598,869 shares of Fox Chase common stock outstanding and 1,124,433 options outstanding with a weighted average exercise price of $13.45 per share, the aggregate merger consideration to holders of Fox Chase common stock and options was approximately $244.3 million.

Selected Companies Analysis. Using publicly available information, Piper compared the financial performance, financial condition, and market performance of Fox Chase to fourteen selected publicly traded bank holding companies headquartered in Pennsylvania, New York and New Jersey with total assets between $750 million and $1.75 billion and last twelve months return on average assets between 0.25% and 1.00%. The companies included in this group were:

Company	Ticker	State
Chemung Financial Corporation	CHMG	NY
Cape Bancorp, Inc.	CBNJ	NJ
BCB Bancorp, Inc.	BCBP	NJ
Codorus Valley Bancorp, Inc.	CVLY	PA
Clifton Bancorp Inc.	CSBK	NJ
ACNB Corporation	ACNB	PA
AmeriServ Financial, Inc.	ASRV	PA
Ocean Shore Holding Co.	OSHC	NJ
Unity Bancorp, Inc.	UNTY	NJ
1st Constitution Bancorp	FCCY	NJ
Mid Penn Bancorp, Inc.	MPB	PA
Two River Bancorp	TRCB	NJ
First Bank	FRBA	NJ
Royal Bancshares of Pennsylvania, Inc.	RBPAA	PA

Using publicly available information, Piper compared the financial performance, financial condition, and market performance of Univest to thirteen selected publicly traded bank holding companies headquartered in the Mid-Atlantic and New England with total assets between $2.0 billion and $4.0 billion and last twelve months return on average assets greater than 0.75%. The companies included in this group were:

Company	Ticker	State
ConnectOne Bancorp, Inc.	CNOB	NJ
Washington Trust Bancorp, Inc.	WASH	RI
Financial Institutions, Inc.	FISI	NY
Oritani Financial Corp.	ORIT	NJ
TriState Capital Holdings, Inc.	TSC	PA
First of Long Island Corporation	FLIC	NY
Bryn Mawr Bank Corporation	BMTC	PA
Camden National Corporation	CAC	ME
OceanFirst Financial Corp.	OCFC	NJ
Arrow Financial Corporation	AROW	NY
CNB Financial Corporation	CCNE	PA
Canandaigua National Corporation	CNND	NY
Suffolk Bancorp	SUBK	NY

To perform this analysis, Piper used financial information for the twelve-month period ended September 30, 2015 (or as of the most recently available quarter). Market price information was as of December 7, 2015. Earnings estimates for 2016 for Fox Chase, Univest and other selected companies were taken from SNL Financial, a nationally recognized earnings estimate consolidator.

Piper’s analysis showed the following concerning Fox Chase’s and Univest’s market performance:

	Fox Chase	Fox Chase Group Minimum	Fox Chase Group Median	Fox Chase Group Mean	Fox Chase Group Maximum
Stock Price / Tangible Book Value per Share	121.0%	71.4%	112.7%	110.1%	130.9%
Stock Price / Last Twelve Months EPS	20.9x	10.7x	12.6x	13.1x	17.8x
Stock Price / 2016 Est. EPS	22.2x	12.0x	12.6x	13.9x	17.6x
Dividend Yield	3.0%	0.0%	1.6%	2.0%	5.2%

	UVSP	UVSP Group Minimum	UVSP Group Median	UVSP Group Mean	UVSP Group Maximum
Stock Price / Tangible Book Value per Share	167.4%	135.9%	171.3%	172.6%	225.8%
Stock Price / Last Twelve Months EPS	15.2x	11.3x	15.0x	15.0x	18.6x
Stock Price / 2016 Est. EPS	12.4x	12.0x	14.3x	14.5x	19.0x
Dividend Yield	3.9%	0.0%	2.7%	2.6%	4.2%

Comparable Transaction Analysis. Piper reviewed certain publicly available information related to fourteen selected acquisitions of banks and bank holding companies as well as thrifts and thrift holding companies with headquarters in the New England and Mid-Atlantic regions announced after January 1, 2014, where deal value was available and the buyer was a bank or bank holding company or a thrift or thrift holding company, the seller had assets between $500 million and $2.0 billion, last twelve months return on average assets between 0.0% and 1.0% and nonperforming assets to assets less than 3.0%. The transactions included in the group were:

Acquiror	Acquiree
WSFS Financial Corporation	Penn Liberty Financial Corp.
United Bankshares, Inc.	Bank of Georgetown
Beneficial Bancorp, Inc.	Conestoga Bank
Liberty Bank	Naugatuck Valley Financial Corporation
Camden National Corporation	SBM Financial, Inc.
Community Bank System, Inc.	Oneida Financial Corp.
Bridge Bancorp, Inc.	Community National Bank
Berkshire Hills Bancorp, Inc.	Hampden Bancorp, Inc.
WesBanco, Inc.	ESB Financial Corporation
Independent Bank Corp.	Peoples Federal Bancshares, Inc.
National Penn Bancshares, Inc.	TF Financial Corporation
Bryn Mawr Bank Corporation	Continental Bank Holdings, Inc.
Eastern Bank Corporation	Centrix Bank & Trust
Center Bancorp, Inc.	ConnectOne Bancorp, Inc.

Transaction multiples for the merger were derived from an offer price of $20.39 per share for Fox Chase based on Univest’s December 7, 2015 closing price of $20.53. For each precedent transaction, Piper derived and compared, among other things, the implied ratio of price per common share paid for the acquired company to:

•	tangible book value per share of the acquired company based on the latest financial statements of the company available prior to the announcement of the acquisition;

•	core tangible book value per share (defined as tangible common equity to tangible assets of 8.0%) of the acquired company based on the latest financial statements of the company available prior to the announcement of the acquisition;

•	tangible equity premium to core deposits (total deposits less time deposits greater than $100,000 and brokered deposits) based on the financial statements of the company available prior to the announcement of the acquisition;

•	the last twelve months earnings per share based on the financial statements of the company available prior to the announcement of the acquisition; and

•	the price per share paid for the acquired company as a percentage of the closing price of the acquired company one day prior to the announcement of the acquisition.

The results of the analysis are set forth in the following table:

Transaction Price to:	UVSP / Fox Chase merger	Comparable Transactions Minimum	Comparable Transactions Median	Comparable Transactions Mean	Comparable Transactions Maximum
Tangible Book Value	134.3%	122.7%	174.9%	174.4%	221.1%
Core Tangible Book Value	168.6%	141.0%	180.9%	190.1%	249.6%
Core Deposit Premium	10.5%	5.3%	10.0%	11.2%	20.5%
LTM Earnings Per Share	23.2x	17.9x	23.2x	22.9x	27.6x
One-Day Market Premium	10.9%	11.9%	29.6%	32.0%	56.3%

Discounted Cash Flow Analysis. Piper performed a discounted cash flow analysis to estimate a range of the present values of after-tax cash flows that Fox Chase could provide to equity holders through fiscal year 2020 on a stand-alone basis. In performing this analysis, Piper used the Fox Chase Projections for fiscal years 2015 through 2019 and with respect to fiscal year 2020 applied Fox Chase management’s earnings and balance sheet growth assumptions to derive projected after-tax cash flows. The analysis assumed discount rates ranging from 12.0% to 14.0%, which were assumed deviations, both up and down, as selected by Piper based on the Fox Chase discount rate of 12.8% as determined by Piper. The range of values for the discounted cash flow analysis was determined by adding (1) the present value of projected cash flows to Fox Chase’s stockholders from fiscal years 2015 to 2020 and (2) the present value of the terminal value of Fox Chase’s common stock. In determining cash flows available to Fox Chase stockholders, Piper assumed that Fox Chase would maintain a tangible common equity to tangible asset ratio of 8.00% and would retain sufficient earnings to maintain these levels. Any earnings in excess of what would need to be retained were assumed to be distributed as dividends to Fox Chase stockholders. In calculating the terminal value of Fox Chase, Piper applied multiples ranging from 12.0 times to 14.0 times fiscal year 2020 estimated earnings. These multiples were selected based on a review of trading multiples of common stocks of the selected bank holding companies headquartered in New York, New Jersey and Pennsylvania with total assets between $750 million and $1.75 billion specified above. This resulted in a range of values of Fox Chase from $17.34 to $19.49 per share. In addition, Piper performed a second discounted cash flow analysis that examined the after-tax cash flows that Fox Chase could provide to Fox Chase stockholders through fiscal year 2020 if Fox Chase achieved only 90% of estimated earnings for the 2015 to 2020 period. Utilizing a discount rate of 12.8% and a range of multiples from 12.0 times to 14.0 times fiscal year 2020 estimated earnings resulted in a range of values of Fox Chase from $16.66 to $17.82.

Piper also performed a discounted cash flow analysis to estimate a range of the present values of after-tax cash flows that Univest could provide to equity holders through fiscal year 2020 on a stand-alone basis and on a pro forma basis. In performing this analysis, Piper used Univest management earnings estimates for fiscal years 2015 through 2020 to derive projected after-tax cash flows. The analysis assumed discount rates ranging from 11.0% to 13.0%, which were assumed deviations, both up and down, as selected by Piper based on the Univest discount rate of 12.0% as determined by Piper. The range of values for the discounted cash flow analysis was determined by adding (1) the present value of projected cash flows to Univest’s stockholders from fiscal years 2015 to 2020 and (2) the present value of the terminal value of Univest’s common stock. In determining cash flows available to stockholders, Piper assumed that Univest would maintain a tangible common equity to tangible asset ratio of 8.00% and would retain sufficient earnings to maintain these levels. Any earnings in excess of what would need to be retained were assumed to be distributed as dividends to Univest stockholders. In calculating the terminal value of Univest, Piper applied multiples ranging from 13.0 times to 15.0 times fiscal year 2020 estimated earnings. These multiples were selected based on a review of trading multiples of the thirteen publicly traded bank holding companies headquartered in the Mid-Atlantic and New England with total assets between $2.0 billion and $4.0 billion specified above. This resulted in a range of values of Univest on a stand-alone basis from $21.54 to $25.64 per share and on a pro forma basis from $23.39 to $28.11 per share.

Piper stated that the discounted cash flow present value analysis is a widely used valuation methodology but noted that it relies on numerous assumptions, including asset and earnings growth rates, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of Fox Chase and Univest.

Financial Impact Analysis. Piper performed pro forma merger analyses that combined projected income statement and balance sheet information of Fox Chase and Univest. Assumptions regarding the accounting treatment, acquisition adjustments and cost savings and other synergies were used to calculate the financial impact that the merger would have on certain projected financial results of Univest. In the course of this analysis, Piper used earnings estimates for Fox Chase for 2015 through 2021 (including assumed cost savings and other synergies) as provided by Fox Chase’s management and for Univest used earnings estimates for 2015 through 2021 as provided by Univest’s management. This analysis indicated that the merger is expected to be accretive to Univest’s estimated earnings per share in 2016 through 2021. The analysis also indicated that the merger is expected to be dilutive to tangible book value per share for Univest with an earnback of 4.6 years and dilutive to Univest’s tangible common equity to tangible assets ratio and total risk-based capital ratio. For all of the above analyses, the actual results achieved by Univest following the merger will vary from the projected results, and the variations may be material.

Other Analyses. Among other things, Piper also reviewed earnings estimates, balance sheet composition and other financial data for Fox Chase and Univest. With respect to Univest’s public price, Piper reviewed the public price target of the one research analyst covering Univest as provided by SNL Financial, a nationally recognized research price target consolidator, which was $24.00.

Piper’s Compensation and Other Relationships with Fox Chase. Fox Chase and Piper entered into an agreement dated August 21, 2015 relating to the services to be provided by Piper in connection with the merger. Pursuant to the agreement, Fox Chase agreed to pay Piper (a) a fee of $250,000 upon the delivery to the Fox Chase board of the written Piper opinion, which fee will be credited against the transaction fee; and (b) contingent upon closing of the merger, a transaction fee equal to 1.00% of the aggregate consideration offered in exchange for the outstanding Fox Chase common stock and options in the merger. Based on the estimated aggregate consideration to holders of Fox Chase common stock and options at the announcement of the merger of $244.3 million, total fees payable to Piper at the close of the transaction are expected to be approximately $2.4 million. Pursuant to the Piper engagement agreement, Fox Chase also agreed to reimburse Piper for reasonable out-of-pocket expenses and disbursements incurred in connection with its retention up to $25,000 without Fox Chase’s prior written consent. Fox Chase has also agreed to indemnify Piper against certain liabilities, including liabilities under the federal securities laws, arising out of its engagement.

Other than Piper’s engagement by Fox Chase in connection with the merger, Piper has not provided any other material investment banking or financial advisory services to Fox Chase, Univest or their affiliates during the past two years; however, Piper may do so in the future. In the ordinary course of Piper’s business as a broker-dealer, Piper may, from time to time, purchase securities from and sell securities to Fox Chase, Univest or their affiliates.

Univest’s Reasons for the Merger

The board of directors and senior management of Univest periodically review and evaluate the economic and regulatory environments in which Univest and its affiliated companies operate. Part of this review in recent years has included an acknowledgement of the effects of additional oversight and regulation on revenues, expenses and capital requirements for financial institutions, particularly community banks, as a result of the passage in 2010 of the Dodd-Frank Act and other factors, and consideration of competitive factors. The board of directors and senior management generally believe that greater size and scale can help a community-oriented financial institution address the costs of anticipated additional regulation as well as provide additional revenue opportunities and provide a platform to compete more effectively with larger financial institutions. In light of these observations, Univest has elected to pursue a controlled growth strategy, which may include both organic growth and the targeted acquisition of other financial institutions with strong performance characteristics in Univest’s market area or in contiguous market areas. The acquisition by Univest of Valley Green Bank in 2014 represented one aspect of execution of this strategy.

Univest entered into the merger agreement to further implement this strategy, as well as to provide additional opportunities for revenue growth. Univest’s board of directors reviewed and discussed the transaction with senior management, as well as its financial and legal advisors, in unanimously determining that the merger was advisable and in the best interests of Univest. In reaching its determination, the Univest board of directors considered a number of factors, including:

•	the board’s understanding of the business operations, management, financial condition, asset quality, product offerings, and prospects of Fox Chase based on, among other things, presentations by management and Univest’s financial advisor;

•	the board’s concurrence with management that the merger provides Univest with increased scale and stronger market concentration in Univest’s current market area, strengthens Univest’s retail banking network, and provides a broader platform to sell non-banking services;

•	the board’s view that Fox Chase’s product offerings and business mix are compatible with those of Univest and provide Univest with opportunities to accelerate loan growth and to build upon the market share of secondary market loan generations, as well as opportunities to expand Univest’s insurance, wealth management, and mortgage banking activities;

•	the board’s understanding, based on information then available, that the merger is expected to be over 7% accretive to earnings, excluding merger costs, in the first 12 months following the closing;

•	the results of the due diligence examination of Fox Chase and its business operations, including asset quality and composition of its investment portfolio, undertaken by management with the assistance of Univest’s financial advisor;

•	the board’s assessment of the compatibility of the respective employee and business cultures of Univest and Fox Chase;

•	the board’s view that the combined company will have the potential for a stronger competitive position in a market place where relatively greater size and scale may become increasingly more important factors for financial performance and success;

•	the financial information and analyses presented by Univest’s financial advisor, Griffin, and the opinion of Griffin to the effect that, as of the date of such opinion, based on and subject to the factors and assumptions set forth in the opinion, the consideration to be paid in the merger is fair from a financial point of view to Univest; and

•	the review by the board of directors with, Stevens & Lee, its legal advisor, and Griffin of the structure of the merger and the financial and other terms of the merger agreement.

The foregoing discussion of the information and factors considered by Univest’s board of directors is not exhaustive, but includes the material factors considered by the board. In view of the wide variety of factors considered by the board of directors of Univest in connection with its evaluation of the merger and the complexity of these matters, the board of directors did not consider it practical to, and did not attempt to, quantify, rank or otherwise assign relative weights to the specific factors that it considered in reaching its decision. Univest’s board of directors evaluated the factors described above, including asking questions of Univest’s legal and financial advisors. In considering the factors described above, individual members of Univest’s board of directors may have given different weights to different factors. The board of directors relied on the experience and expertise of its legal advisors regarding the structure of the merger and the terms of the merger agreement and on the experience and expertise of its financial advisors for quantitative analysis of the financial terms of the merger. It should also be noted that this explanation of the reasoning of Univest’s board of directors and certain other information presented in this section are forward-looking in nature and, therefore, should be read in light of the factors discussed under the heading “Cautionary Statement Regarding Forward-Looking Statements” on page 40.

Recommendation of Univest’s Board of Directors

Univest’s board of directors believes that the terms of the transaction are in the best interests of Univest and its shareholders and has unanimously approved the merger agreement. Accordingly, Univest’s board of directors unanimously recommends that Univest shareholders vote “FOR” adoption and approval of the merger agreement and “FOR” an adjournment of the Univest special meeting, if necessary to solicit additional proxies.

Opinion of Univest’s Financial Advisor

Pursuant to an engagement letter dated August 21, 2015, Univest engaged Griffin to act as Univest’s financial advisor in connection with a potential acquisition of Fox Chase. Griffin is a nationally recognized, Financial Industry Regulatory Authority-licensed investment banking firm that is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. Univest hired Griffin on the basis of Griffin’s qualifications, experience in transactions similar to the merger and its reputation in the investment community to provide its opinion as to the fairness, from a financial point of view, of the merger consideration (as defined in the merger agreement) to be paid by Univest in the proposed merger of Univest with Fox Chase.

On December 8, 2015, Griffin rendered its written opinion to the Univest board of directors that, subject to the assumptions, qualifications, limitations and other matters set forth therein, the exchange ratio was fair, from a financial point of view, to the shareholders of Univest. The full text of Griffin’s written opinion dated December 8, 2015 is attached to this joint proxy statement/prospectus as Annex C and is incorporated herein by reference. Univest’s shareholders are urged to read the opinion in its entirety for a description of the assumptions made, matters considered, procedures followed and qualifications and limitations on the review undertaken by Griffin. The Griffin opinion is subject to the assumptions and conditions contained in its opinion and is necessarily based on economic, market and other conditions as in effect on, and the information made available to Griffin as of, the date of its opinion. The description of the opinion set forth herein is qualified in its entirety by reference to the full text of such opinion.

Griffin’s opinion speaks only as of the date of the opinion. The opinion is directed to the Univest board of directors and is limited to the fairness, from a financial point of view, to the common equity shareholders of Univest with regard to the consideration paid in the merger. Griffin does not express an opinion as to the underlying decision by Univest to engage in the merger or the relative merits of the merger compared to other strategic alternatives that may be available to Univest.

In providing its opinion, Griffin:

•	reviewed a draft of the merger agreement;

•	reviewed and discussed with Univest and Fox Chase their respective financial information as of and for the nine months ended September 30, 2015 and as of and for the 12-month periods ended December 31, 2014 and December 31, 2013;

•	discussed with the managements of Univest and Fox Chase matters relating to their respective financial condition, growth, liquidity, earnings, profitability, asset quality, capital adequacy, stock market valuation, future prospects, and related matters as of such dates and for the periods then ended;

•	reviewed and discussed with management of Univest and Fox Chase their budgeted balance sheet growth and earnings for 2015 and growth trends for assets, loans, deposits, capital and earnings for future periods;

•	analyzed and discussed with Univest and Fox Chase the potential strategic implications and operational benefits anticipated by the managements of Univest and Fox Chase;

•	evaluated the potential pro forma financial effects of the merger on Univest on a forward-looking basis;

•	reviewed and discussed with Univest and Fox Chase certain publicly available business and financial information concerning Univest and Fox Chase and the economic and regulatory environments in which they operate;

•	compared the proposed financial terms of the merger with the publicly available financial terms of certain transactions involving whole bank acquisitions that Griffin deemed relevant;

•	compared the financial condition and implied valuation of Fox Chase to the financial condition and valuation of certain institutions Griffin deemed relevant;

•	performed discounted cash flow analyses;

•	considered Univest’s ownership structure, its stock market performance, and the trading history of its common stock that is being used as the merger consideration; and

•	undertook such other financial studies and analyses and considered such other information as Griffin deemed appropriate for the purpose of determining its opinion.

Griffin’s opinion has been approved by its fairness opinion committee in conformity with its policies and procedures established under the requirement of Rule 5150 of the Financial Industry Regulatory Authority. In conducting its review and providing its opinion, Griffin relied upon the accuracy and completeness of information that was publicly available to it or that was furnished to or discussed with Griffin by Univest or Fox Chase or otherwise reviewed by Griffin including, particularly, the forward looking earnings estimates and pro forma growth rates. Griffin did not independently verify (nor assume responsibility or liability for independently verifying) any such information or its accuracy or completeness. Griffin did not review individual loan files or deposit information of Univest or Fox Chase, nor was Griffin provided with or did it conduct any valuation or appraisal of any assets, deposits, or other liabilities of Univest or Fox Chase. Griffin does not specialize in the evaluation of loan and lease portfolios for purposes of assessing the adequacy of the allowance for loan and lease losses with respect thereto, and accordingly, has assumed that such allowances for loan and lease losses are adequate. In relying on financial analyses provided to or discussed with Griffin by Univest or Fox Chase or derived therefrom, Griffin assumed that such analyses had been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management. Griffin expressed no view as to such analyses, forecasts, estimates, or the assumptions on which they were based. Griffin is not a legal, regulatory, or tax expert and has relied on the assessments made by advisors to Univest with respect to such issues.

For purposes of providing its opinion, Griffin assumed that, in all respects material to its analysis:

•	the merger will be completed substantially in accordance with the terms set forth in the draft merger agreement provided to Griffin;

•	the representations and warranties of each party in the merger agreement and in all related documents and instruments referred to in the merger agreement are true and correct in all respects material to Griffin’s analysis;

•	each party to the merger agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents;

•	all conditions to the completion of the merger will be satisfied without any waivers or modifications to the merger agreement; and

•	in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the merger, no restrictions, including any termination, divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of the combined entity or the contemplated benefits of the merger.

In performing its analysis, Griffin made various assumptions with regard to economic, market, and other conditions, which are beyond the control of Griffin, Univest and Fox Chase. Griffin’s opinion is limited to the fairness, from a financial point of view, to the shareholders of Univest with regard to the merger consideration to be paid by Univest in the merger, and expresses no opinion as to the fairness of the merger to creditors or other stakeholders of Univest, the underlying decision by Univest to engage in the merger, the relative merits of the merger compared to other transactions available to Univest, or the relative merits of the merger compared to other strategic alternatives that may be available to Univest. Furthermore, Griffin did not take into account and expressed no opinion with respect to the amount or nature of any bonuses and any other compensation or consideration to any officers, directors, or employees of Univest paid or payable by reason or as a result of the merger.

The following is a summary of the material analyses presented by Griffin to the Univest board in connection with Griffin’s fairness opinion. The summary is not a complete description of the analyses underlying the Griffin opinion or the presentation made by Griffin to the Univest board, but summarizes the material analyses performed and presented in connection with such opinion.

The preparation of the fairness opinion is a comprehensive and complex, analytical process, involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In accordance with customary investment banking practice, Griffin employed generally accepted valuation methods in reaching its opinion. The following is a summary of the material financial analyses undertaken by Griffin in connection with rendering the Griffin opinion. The following summary, however, does not purport to be a complete description of the financial analyses performed by Griffin. In arriving at its opinion, Griffin did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. The financial analyses summarized within include information presented in tabular format. Accordingly, Griffin believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion. The tables alone do not constitute a complete description of the financial analyses.

Summary of Proposal. Pursuant to the merger agreement, at the effective time of the merger, each issued and outstanding share of Fox Chase common stock, will be exchanged for the right to receive either $21.00 in cash without interest or 0.9731 shares of Univest common stock, subject to oversubscription provisions to assure that 60% of the outstanding shares of Fox Chase will be exchanged for Univest common stock and 40% of the outstanding shares of Fox Chase will be exchanged for cash (the “merger consideration”). At the effective time of the merger, Fox Chase will merge with and into Univest. Shares of Fox Chase’s common stock held in treasury or owned by Univest and its affiliates will be cancelled. The terms and conditions of the merger are more fully described in the merger agreement.

Transaction Multiples. Based on 40% cash consideration of $21.00 per Fox Chase share, and 60% Univest stock consideration having a value of $20.53 per share on December 7, 2015 and an exchange ratio of 0.9731, Griffin computed an average price per Fox Chase share of $20.39. This represents 134.4% of Fox Chase’s reported tangible book value (TBV) per share of $15.17, 23.2x Fox Chase’s trailing twelve months earnings per share of $0.88, a 10.9% premium to the Fox Chase December 7, 2015 closing price of $18.38, and a 15.5% premium to the Fox Chase November 6, 2015 trading price of $17.65.

As Fox Chase has higher capital levels than many institutions in Griffin’s Selected Company and Selected Transaction analyses, Griffin also computed the average price per Fox Chase share as a percentage of Fox Chase’s deployed TBV, assuming excess capital is acquired on a dollar-for-dollar basis (using a distribution method whereby both the numerator and denominator of the targeted tangible common equity to tangible assets ratio are adjusted for excess capital). The effective prices for deployed capital computed by Griffin are as follows:

Deployed Capital (TCE/TA)	Price/Deployed TBV
8.0%	175%
8.5%	171%
9.0%	166%
9.5%	162%
10.0%	159%
10.5%	156%
11.0%	153%
11.5%	150%
12.0%	148%

Selected Companies Analysis. Using publicly available information, Griffin compared the financial performance and condition of Fox Chase to the following banks and thrifts headquartered in Pennsylvania and New Jersey with total assets between $750 million and $1.5 billion, NPAs/Assets less than 3%, and average daily trading volume greater than 5,000 shares, excluding any banks that are announced merger targets. Companies included in this group were:

Republic First Bancorp, Inc.

Penns Woods Bancorp, Inc.

Orrstown Financial Services, Inc.

Citizens & Northern Corporation

Clifton Bancorp Inc.

AmeriServ Financial, Inc.

Ocean Shore Holding Co.

Unity Bancorp, Inc.

1st Constitution Bancorp

Two River Bancorp

First Bank

Royal Bancshares of Pennsylvania, Inc.

To perform this analysis, Griffin used financial information as of the most recently available quarter, and market price information as of December 7, 2015 as reported by SNL Financial. Griffin’s analysis showed the following concerning Fox Chase’s and its peers’ financial condition, risk profile, valuation and liquidity:

	Fox Chase Bancorp (1)	Peers
		Mean	Median
Total Assets ($000)	1,098,797	1,080,379	1,089,151
NPAs & 90+ PD/ Assets (%)	1.11	1.38	1.36
ROAA (%)	0.91	0.88	0.79
ROAE (%)	5.62	8.24	7.79
Efficiency Ratio (%)	60.40	71.03	66.10
Non-interest Inc/ Operating Rev (%)	7.14	16.72	15.34
Net Loan CAGR (%)	2.79	5.71	3.15
TCE/ Tang Assets (%)	16.02	10.74	8.67
Average Daily Volume (3 mo)	23,863	18,162	9,492
Institutional Ownership (%)	62.6	29.7	27.3
Price/ Tangible Book (%)	121.0	119.6	114.8
Price/ LTM EPS (x)	20.9	15.8	14.4

(1)	Fox Chase data is as of September 30, 2015

No company used as a comparison in the above analysis is identical to Fox Chase. In addition, Griffin presumed that the trading valuations for peers exclude any change in control premium. Accordingly, an analysis of these results is not purely mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and of the banking environment at the time of the opinion.

Nationwide Selected Transactions Analysis. Griffin reviewed publicly available information as reported by SNL Financial related to nationwide whole bank acquisitions announced after January 1, 2014, with targets between $500 million and $1.5 billion in total assets, NPAs/Assets less than 3%, ROAA greater than 25 basis points for the last twelve months prior to the announcement of the transaction, and TCE/TA between 10% and 20%.

Acquirer	Acquiree
BNC Bancorp	High Point Bank Corp.
United Bankshares Inc.	Bank of Georgetown
German American Bancorp Inc.	River Valley Bancorp
Pacific Premier Bancorp	Security California Bancorp
Nicolet Bankshares Inc.	Baylake Corp.
Home BancShares Inc.	Florida Bus. BancGroup Inc.
Liberty Bank	Naugatuck Valley Finl
Pinnacle Financial Partners	Magna Bank
Pinnacle Financial Partners	CapitalMark Bank & Trust
Berkshire Hills Bancorp Inc.	Hampden Bancorp Inc.
IBERIABANK Corp.	Old Florida Bancshares Inc.
HomeStreet Inc.	Simplicity Bancorp Inc
Independent Bank Corp.	Peoples Federal Bancshares Inc
Peoples Bancorp Inc.	NB&T Financial Group Inc.
Columbia Banking System Inc.	Intermountain Community Bncp
State Bank Finl Corp.	Georgia-Carolina Bancshares
Eagle Bancorp Inc	Virginia Heritage Bank
National Penn Bancshares Inc.	TF Financial Corp.
Southside Bancshares Inc.	OmniAmerican Bancorp Inc.
Bank of the Ozarks Inc.	Summit Bancorp Inc.
TriCo Bancshares	North Valley Bancorp
Center Bancorp Inc.	ConnectOne Bancorp Inc.
IBERIABANK Corp.	Teche Holding Company

The results of the analysis are set forth in the following table:

		Targets (2)
	Fox Chase Bancorp (1)	Mean	Median
Total Assets ($000)	1,098,797	856,770	856,664
TCE/TA (%)	16.02	11.81	11.06
NPA/ Assets (%)	1.11	1.40	1.44
LTM ROAA (%)	0.91	0.80	0.83
LTM ROAE (%)	5.62	7.07	7.52
Deal Value ($)	236.46	156.07	141.38
Deal Value/ Earnings (x)	23.17	25.57	23.27
Deal Value/ TCE (%)	134.4	161.7	157.2
Premium /1 Month Stock Price (%)	15.51	33.08	32.42

(1)	Fox Chase data is as of September 30, 2015.
(2)	Target financial data reflects most recently reported prior to announcement.

No company or transaction used as a comparison in the above analyses is identical to Fox Chase, Univest or the merger. Accordingly, an analysis of these results is not purely mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and of the banking environment at the time of the opinion.

Regional Selected Transactions Analysis. Griffin reviewed publicly available information as reported by SNL Financial related to whole bank acquisitions announced after January 1, 2014, with targets headquartered in PA, NJ, DE, MD and NY between $500 million and $1.5 billion in total assets.

Acquirer	Acquiree
WSFS Financial Corp.	Penn Liberty Financial Corp.
Beneficial Bancorp Inc	Conestoga Bank
Community Bank System Inc.	Oneida Financial Corp.
Bridge Bancorp Inc.	Community National Bk
S&T Bancorp Inc.	Integrity Bancshares Inc.
WesBanco Inc.	ESB Financial Corp.
Cape Bancorp Inc.	Colonial Financial Services
Bank of the Ozarks Inc.	Intervest Bancshares Corp.
National Penn Bancshares Inc.	TF Financial Corp.
Bryn Mawr Bank Corp.	Continental Bank Holdings Inc
Center Bancorp Inc.	ConnectOne Bancorp Inc.

The results of the analysis are set forth in the following table:

		Targets (2)
	Fox Chase (1)	Average	Median
Total Assets	1,098,797	980,708	846,016
TCE/TA	16.02	10.25	10.47
NPA/ Assets	1.11	1.56	1.20
LTM ROAA	0.91	0.69	0.66
LTM ROAE	5.62	6.99	6.75
1 Year Loan Growth	3.99	12.05	7.13
Deal Value	236.46	161.06	141.58
Deal Value/ Earnings (x)	23.17	24.07	21.82
Deal Value/ TCE	134.4	175.3	175.3
Premium /1 Month Stock Price	15.5	42.3	37.8

(1)	Fox Chase data is as of September 30, 2015.
(2)	Target financial data reflects most recently reported prior to announcement.

No company or transaction used as a comparison in the above analyses is identical to Fox Chase, Univest or the merger. Accordingly, an analysis of these results is not purely mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and of the banking environment at the time of the opinion.

Discounted Cash Flow Analysis. Griffin performed a discounted cash flow analysis to estimate a range of the present value of estimated free cash flows that Fox Chase could generate on a stand-alone basis. In performing this analysis, Griffin utilized the following assumptions, among others:

•	A required tangible common equity to tangible assets capitalization level of 8% with any earnings in excess of required capital retention treated as distributable earnings;

•	Earnings and asset growth assumptions based on management estimates;

•	A range of discount rates of 10.0% to 13.0% based on a normalized 20-year treasury rate of 4% as recommended by Duff & Phelps, the latest published Duff & Phelps US Equity Risk Premium recommendation, and a size premium; and

•	A projected terminal value multiple range of 12.0x to 16.0x forecasted 2021 earnings based on current and long term trading multiples and Griffin’s professional judgment.

These calculations resulted in a range of implied per-share values of $16.98-$21.33 per share of Fox Chase’s common stock, exclusive of any change in control premium. Applying a change in control premium of 32% (based on the median of the nationwide comparable transaction analysis above) results in per-share values ranging from $22.49 to $28.24.

Financial Impact Analysis. Griffin performed pro forma merger analyses that combined projected Univest and Fox Chase balance sheet and income statement information for periods through 2021. Projected growth, earnings estimates and other assumptions (including, without limitation, purchase accounting adjustments, cost savings and transaction related expenses) were provided by or derived from material provided by Univest’s management. The analyses indicated that the merger is expected to be dilutive to Univest’s tangible book value per common share as of the modeled merger completion date of June 30, 2016, accretive to earnings per common share in subsequent periods, and that Univest is expected to maintain well-capitalized capital ratios, although projected capital ratios immediately following the completion of the merger (including tangible common equity to tangible assets ratio, leverage ratio, tier 1 risk-based capital ratio and total risk based capital ratio) would be lower than Univest’s respective projected capital ratios on a stand-alone basis. Actual results may be different from the projected results, and these differences may be material.

The discounted cash flow analysis is a widely used valuation methodology that relies on numerous assumptions, including asset and earnings growth rates, terminal values and discount rates. The analysis did not purport to be indicative of the actual value or expected value of Fox Chase.

The summary set forth above is not a complete description of the analyses and procedures performed by Griffin in the course of arriving at its opinion.

Univest retained Griffin as its financial adviser to its board of directors regarding the merger. As part of its investment banking business, Griffin is, from time to time, engaged in the valuation of bank and bank holding company securities in connection with mergers and acquisitions, public and private placement of listed and unlisted securities, rights offerings and other forms of valuations for various purposes. As specialists in the securities of banking companies, Griffin has experience in, and knowledge of, the valuation of banking enterprises. In the ordinary course of its business as a broker-dealer, Griffin may, from time to time, purchase securities from, and sell securities to, Fox Chase and Univest. As a market maker in securities, Griffin may from time to time have a long or short position in, or buy or sell, debt or equity securities of institutions like and possibly including Fox Chase for Griffin’s own account and for the accounts of its customers. To the extent Griffin held any such positions, it was disclosed to Fox Chase and Univest.

Pursuant to the Griffin engagement agreement, Univest agreed to pay Griffin (a) an engagement fee of $50,000, (b) a fee of $250,000 payable upon the delivery of its fairness opinion and (c) a fee of $850,000 contingent on the completion of a transaction. In addition, Univest has agreed to reimburse Griffin for reasonable out of pocket expenses incurred in connection with Griffin’s engagement and to indemnify and hold harmless partners, officers, agents, employees and affiliates from and against all losses, claims, judgments, liabilities, costs, damages and expenses based upon or arising from Griffin’s engagement. During the two years preceding the date of this letter, Griffin has not had an investment banking relationship with Fox Chase for which it was paid. Griffin served as Univest’s financial advisor in connection with its acquisition of Valley Green Bank in 2014. In addition, Griffin is affiliated with Stevens & Lee, which firm has provided certain legal services to Univest and has been compensated at a market rate for such services.

Board of Directors and Management of Univest Following Completion of the Merger

Following completion of the merger, the then current directors and executive officers of Univest will continue to operate in their existing capacity at that time. Additionally, Univest will appoint Thomas M. Petro and two existing Fox Chase Directors to serve on the Univest board of directors. One such individual will be appointed to serve in each of Class 1, Class 2 and Class 3 of the Univest board of directors. Univest has agreed to nominate and recommend for each election each such designated person for one additional three-year term following their initial appointment.

Univest will appoint Roger S. Deacon, Executive Vice President and Chief Financial Officer of Fox Chase Bank as Senior Executive Vice President and Chief Financial Officer for Univest Corporation and Univest Bank and Trust Co. The members of the board of directors of Univest Bank and Trust Co. will not change as a result of the merger.

Shareholders Do Not Have Dissenters’ Rights in the Merger

Dissenters’ rights are statutory rights that enable shareholders who object to extraordinary transactions, such as mergers, to demand that the corporation pay such shareholders the fair value of their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to shareholders in connection with the extraordinary transaction. Dissenters’ rights are not available in all circumstances and exceptions to those rights are set forth in the Pennsylvania Business Corporation Law (“PBCL”) and the Maryland General Corporation Law (the “MGCL”).

Neither Univest nor Fox Chase shareholders are entitled to dissenters’ rights in connection with the merger. Univest shareholders and Fox Chase shareholders are not entitled to dissenters’ rights because both stocks are listed on the Nasdaq Global Market system. Pennsylvania and Maryland law generally states that in connection with the consummation of a plan of merger, shareholders of a company whose stock is listed on a national securities exchange are not entitled to dissenters’ rights.

Regulatory Approvals Required for the Merger

The merger is subject to the approval of the FRB under the Bank Holding Company Act of 1956, as amended (the “BHC Act”). In addition, the merger is subject to the approval of the PDB under the Pennsylvania Banking Code (the “Banking Code”).

In reviewing Univest’s application for approval of the merger under the BHC Act, the FRB must consider, among other factors, the competitive effect of the merger, the managerial and financial resources and future prospects of Univest, the effect of the merger on the convenience and needs of the communities to be served, including the records of performance of Univest Bank and Fox Chase Bank in meeting the credit needs of the communities under the Community Reinvestment Act, the effectiveness of Univest in combating money laundering activities, and the extent to which the merger would result in greater or more concentrated risks to the stability of the United States banking or financial system. Applicable regulations require publication of notice of the application and an opportunity for the public to comment on the application in writing and to request a hearing.

In reviewing an application for approval of a merger, the PDB will consider, among other things, whether the plan of merger adequately protects the interests of the depositors, other creditors and shareholders, and whether the bank merger would be consistent with adequate and sound banking practices and in the public interest on the basis of the financial history and condition of the banks involved, their future prospects, the character of their management, the potential effect of the bank merger on competition, and the convenience and needs of the areas primarily to be served by the resulting institution.

The bank merger of Fox Chase Bank with and into Univest Bank and Trust Co. is also subject to approval by the FRB under the federal Bank Merger Act and by the PDB under the Banking Code. In general, the factors considered by the FRB and the PDB to approve the bank merger are similar to the factors described above relating to the merger.

Univest submitted the required applications relating to the merger and the bank merger on March 3, 2016. The merger will not proceed in the absence of regulatory approvals. Although neither Univest nor Fox Chase knows of any reason why regulatory approval would not be obtained in a timely manner, neither Univest nor Fox Chase can be certain when such approvals will be obtained or if they will be obtained.

The parties are not aware of any other governmental approvals or actions that may be required to consummate the merger. If any other approval or action is required, it is contemplated that such approval or action would be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.

INTERESTS OF FOX CHASE’S DIRECTORS AND EXECUTIVE OFFICERS IN THE MERGER

In considering the recommendation of the Fox Chase board of directors that you vote to approve the merger agreement, Fox Chase shareholders should be aware that Fox Chase’s directors and executive officers have interests in the merger that are different from, or in addition to, those of Fox Chase shareholders generally. The Fox Chase board was aware of and considered those interests, among other matters, in reaching its decisions to (1) approve and adopt the merger agreement and the transactions contemplated thereby and (2) resolve to recommend the approval of the merger agreement to Fox Chase shareholders. Fox Chase’s shareholders should take these interests into account in deciding whether to vote “FOR” the proposal to approve the merger agreement and whether to vote “FOR” the proposal to approve, by advisory (non-binding) vote, certain compensation arrangements for Fox Chase’s named executive officers in connection with the merger. These interests are described in more detail below, and certain of them are quantified in the narrative below and the table below.

Prior Employment Agreement/Settlement Agreement between Thomas M. Petro and Fox Chase

Fox Chase previously entered into an employment agreement with Thomas M. Petro, President and Chief Executive Officer of Fox Chase and Fox Chase Bank, which provides for a lump-sum cash payment upon termination of his employment in connection with a change in control of Fox Chase equal to the greater of (1) the payments and benefits for the remaining term of the agreement, or (2) three times his average base salary for the three taxable years preceding the change of control, or (3) three times his base salary for the most recent taxable year or portion thereof preceding the change in control. For purposes of this calculation, base salary includes the highest cash bonus or similar cash incentive compensation paid to or accrued on behalf of Mr. Petro with respect to the three taxable years preceding his termination of employment. Mr. Petro’s employment agreement also provides for the continuation of life, medical and dental insurance coverage for 36 months following the qualifying termination.

In connection with the merger agreement, Univest, Fox Chase and Fox Chase Bank entered into a settlement agreement with Mr. Petro, which quantifies and settles the benefits owed to him under his employment agreement. Under the settlement agreement, Fox Chase will pay Mr. Petro a lump-sum cash payment of $2,289,177 at the effective time of the merger in full satisfaction of the obligations to Mr. Petro under his employment agreement. See “Quantification of Payments and Benefits to Fox Chase’s Named Executive Officers” below for the value of this lump-sum cash payment and certain other benefits to Mr. Petro. The settlement agreement provides that the cash payment made at closing will be limited so that the payments with respect to Mr. Petro do not result in an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code.

Prior Employment Agreements/Settlement Agreements between Executive Officers and Fox Chase

Fox Chase previously entered into employment agreements with its named executive officers, Jerry D. Holbrook, Executive Vice President and Chief Operating Officer of Fox Chase and Fox Chase Bank, Roger S. Deacon, Executive Vice President and Chief Financial Officer of Fox Chase and Fox Chase Bank, and Michael S. Fitzgerald, Executive Vice President and Chief Lending Officer of Fox Chase Bank which provide for severance benefits in the event of a termination of employment by Fox Chase without cause or a resignation by the executive for good reason, in each case, at any time during the term of the employment agreement, following the change in control (which we refer to as a “qualifying termination”).

The agreements provide that, in the event of a qualifying termination, the executive officer would be entitled to:

•

a lump sum cash payment equal to the greater of: (1) the payments and benefits for the remaining term of the agreement, or (2) three times the executive officer’s average base salary for the three taxable years preceding the change of control, or (3) three times the executive officer’s base salary for the most recent taxable year or portion thereof preceding the change in control (for purposes of this calculation, base salary includes the highest cash bonus or similar cash incentive compensation paid to or accrued on behalf of the executive officer with respect to the three taxable years preceding his termination of employment); and

•	continuation of life, medical and dental insurance coverage for 36 months following the qualifying termination.

In connection with the merger agreement, Univest, Fox Chase and Fox Chase Bank entered into settlement agreements with each of the named executive officers, which quantify and settle the benefits owed to the executives under their employment agreements. Under the settlement agreements, Messrs. Holbrook, Deacon and Fitzgerald will each be entitled to a lump-sum cash payment of $1,651,339, $1,245,315 and $1,009,592, respectively, at the effective time of the merger in full satisfaction of the obligations to them under their employment agreements. The settlement agreements provide that the cash payments made at closing will be limited so that the payments with respect to each executive do not result in an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code.

As described below in “Retention and Consulting Agreements with Univest,” Mr. Deacon has entered into a Retention Bonus Agreement and Mr. Holbrook has entered into a Consulting Agreement with Univest that will each be effective as of the effective time of the merger. The potential retention or consulting payments payable by Univest under the new retention or consulting agreements will only become payable subject to each executive’s continued employment or service with Univest after the effective time or in connection with certain terminations of employment or service.

As described below in “Noncompetition and Nonsolicitation Agreement with Univest Bank and Trust Co.,” Mr. Fitzgerald has entered into a Noncompetition and Nonsolicitation Agreement with Univest Bank and Trust Co. that will be effective as of the effective time of the merger. The potential payment payable by Univest Bank and Trust Co. under the Noncompetition and Nonsolicitation Agreement.will only become payable subject to each executive’s continued employment or service with Univest after the effective time or in connection with certain terminations thereof.

Retention and Consulting Agreements with Univest

The retention agreement with Mr. Deacon provides for a total retention bonus of $50,000 that vests on June 30, 2017, subject to his continued employment with Univest.

Mr. Holbrook’s consulting agreement provides for a consulting term of six months following the effective time and a consulting fee of $16,666.66 per month plus reimbursement for all reasonable travel and other out-of-pocket expenses actually incurred by Mr. Holbrook in connection with the performance of the consulting services. During the consulting period, Mr. Holbrook is required to be available for up to forty hours per month.

Noncompetition and Nonsolicitation Agreement with Univest Bank and Trust Co.

In connection with Fox Chase’s entry into the merger agreement with Univest, Mr. Fitzgerald entered into a Noncompetition and Nonsolicitation Agreement with Univest Bank and Trust Co. that will be effective as of the effective time of the merger. Under this agreement, Mr. Fitzgerald agrees (1) not to engage in certain competitive activities with respect to Univest or Univest Bank and Trust Co. in any county in which a branch location, office, loan production office, or trust or asset and wealth management office of Univest, Univest Bank and Trust Co. or any of their respective subsidiaries are located, (2) not to solicit or provide services to customers of Univest Bank and Trust Co. or any of its affiliates, and (3) not to solicit for employment any employees of Univest Bank and Trust Co. or any of its affiliates. The restrictions contained in the Noncompetition and Nonsolicitation Agreement apply during Mr. Fitzgerald’s employment with Univest Bank and Trust Co. and generally expire 24 to 30 months following the effective time of the merger depending on the circumstances of termination of

Mr. Fitzgerald’s employment. In consideration of the covenants included in the Noncompetition and Nonsolicitation Agreement, Univest Bank and Trust Co. has agreed to pay Mr. Fitzgerald $250,000 in cash within fifteen days of the effective time of the merger.

Treatment of Fox Chase Equity Awards

Treatment of Stock Options. At the effective time, each Fox Chase stock option will fully vest and be converted into the right to receive cash equal to the amount by which the option payment amount exceeds the exercise price per share of the Fox Chase stock option multiplied by the number of shares of Fox Chase common stock previously subject to such Fox Chase stock option without interest. From and after the effective time, any Fox Chase stock option so converted will be cancelled and no longer exercisable by the former holder.

Treatment of Restricted Stock Awards. At the effective time, each Fox Chase restricted stock award will fully vest and be converted into the right to receive, without interest, the merger consideration payable under the merger agreement based on the holder’s election in accordance with and subject to the merger agreement.

Quantification of Value of Unvested Equity Awards. For an estimate of the value to be received by each of Fox Chase’s named executive officers in respect of their unvested Fox Chase equity awards outstanding as of the date hereof, assuming all such awards vested at the effective time, see “Quantification of Payments and Benefits to Fox Chase’s Named Executive Officers” below. The estimated aggregate value to be received by Fox Chase’s six non-employee directors for their unvested shares of Fox Chase restricted stock and unvested stock options outstanding as of the date hereof assuming all such awards vested at the effective time of the merger is $796,290.

Indemnification; Directors’ and Officers’ Insurance

The merger agreement provides that for a period of six years after the effective time, Univest will indemnify and hold harmless all present and former directors, officers and employees of Fox Chase and its subsidiaries against all costs and liabilities arising out of the fact that such person is or was a director, officer, or employee of Fox Chase or any of its subsidiaries and pertaining to matters, actions, or omissions existing or occurring at or prior to the effective time, to the fullest extent permitted by applicable law, and will also advance expenses to such persons to the fullest extent permitted by applicable law; however, if required, such person provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification.

Subject to certain limitations, the merger agreement also requires Univest to maintain, for a period of six years after the completion of the merger, Fox Chase’s existing directors’ and officers’ liability insurance policy, or policies with a substantially comparable insurer of at least the same coverage and amounts and containing terms and conditions that are no less advantageous to the insured, with respect to claims arising from facts or events that occurred at or prior to the completion of the merger. However, Univest will not be required to spend annually in the aggregate an amount in excess of 250% of the annual premium currently paid by Fox Chase under its current policy. For additional information see the section entitled “The Merger Agreement—Indemnification and Insurance” beginning on page 85 of this joint proxy statement/prospectus.

Quantification of Payments and Benefits to Fox Chase’s Named Executive Officers

The information set forth in the table below is intended to comply with SEC rules that require disclosure of information about certain compensation for each named executive officer of Fox Chase that is based on, or otherwise relates to, the merger (which we refer to as “merger-related compensation”).

As described above in “Retention and Consulting Agreements with Univest” and “Noncompetition and Nonsolicitation Agreement with Univest Bank and Trust Co.,” two of Fox Chase’s named executive officers have entered into either a retention or consulting agreement with Univest that will become effective upon the effective time of the merger and one named executive officer has entered into a noncompetition and nonsolicitation agreement with Univest Bank and Trust Co. That will become effective upon the effective time of the merger. The merger-related compensation described below payable by Fox Chase upon the effective time is based on the existing agreements with Fox Chase, which are being terminated in connection with the merger, and also includes amounts payable under the new retention or consulting agreements with Univest or the new noncompetitition and nonsolicitation agreement with Univest Bank and Trust Co. following the effective time of the merger.

The table below sets forth the amount of payments and benefits that each of Fox Chase’s named executive officers would receive in connection with the merger, based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described below and in the footnotes to the table. The table also reflects that the vesting of certain equity awards held by the named executive officers that would vest in accordance with their terms prior to the effective time, and does not reflect certain compensation actions that may occur before the effective time. For purposes of calculating such amounts, in addition to the assumptions described in the footnotes to the table below, the following assumptions were used:

•	the amounts below are determined using a price per share of Fox Chase common stock of $19.94, the average closing price per share over the first five business days following the announcement of the merger agreement; and

•	the effective time of the merger is assumed to occur on June 30, 2016 solely for purposes of the disclosure in this section, and each named executive officer is assumed to experience a qualifying termination on such date.

Name	Cash ($) (1)(2)	Equity ($) (3)	Perquisites/ Benefits ($)	Tax Reimbursement ($)	Total ($)
Thomas M. Petro	2,289,177	742,348	—	—	3,031,525
Jerry D. Holbrook	1,751,339	548,198	—	—	2,299,537
Roger S. Deacon	1,295,315	437,386	—	—	1,732,701
Michael S. Fitzgerald	1,259,592	210,822	—	—	1,470,414

(1)	Cash. The employment agreements between Fox Chase and each named executive provide for a lump-sum cash payment upon consummation of a change in control of Fox Chase equal to the greater of (1) the payments and benefits for the remaining term of the agreement, or (2) three times his average base salary for the three taxable years preceding the change of control, or (3) three times his base salary for the most recent taxable year or portion thereof preceding the change in control.

Under the employment agreements with each of the named executive officers, cash payments would be made in the event that the executive’s employment were terminated without “cause” or the executive resigned for some specified event of “good reason” following the effective time of the merger (a so-called “double trigger” arrangement). As described above, however, in connection with the merger, the agreements between the named executive officers and Fox Chase will terminate and each executive will be entitled to receive a lump- sum cash payment from Fox Chase under settlement agreements immediately prior to the effective time in full satisfaction of all obligations under the employment agreements, which is the amount reflected in the table.

Each Fox Chase named executive officer would also be entitled upon a qualifying termination of employment to receive a continuation of life, medical and dental coverage substantially identical to the coverage maintained by Fox Chase, for a period of thirty-six months following the date of termination; however, in connection with the merger, the agreements between Fox Chase and the named executive officers will terminate and each executive will be entitled to receive a lump-sum cash payment in full satisfaction of the obligations thereunder, and as such will have no right to receive the life, medical and dental coverage.

(2)	Includes amounts payable under the consulting agreement for Mr. Holbrook, under the retention agreement for Mr. Deacon and under the noncompetition and nonsolicitation agreement for Mr. Fitzgerald.

(3)	Equity. As described above, all unvested equity-based awards held by Fox Chase’s named executive officers will become vested at the effective time of the merger (i.e., “single-trigger” vesting). Restricted stock awards will be settled for the merger consideration and stock options will be cashed out at a price equal to the option payment amount (as set forth in the merger agreement) less the option exercise price multiplied by the number of options held. Set forth below are the values of each type of equity-based award outstanding as of the date hereof that would become vested upon the effective time, based on a price per share of Fox Chase common stock of $19.94, the average closing price per share over the first five business days following the announcement of the merger agreement.

Name	Stock Options ($)	Restricted Stock ($)
Thomas M. Petro	202,772	539,576
Jerry D. Holbrook	124,991	423,207
Roger S. Deacon	100,619	336,767
Michael S. Fitzgerald	38,840	171,982

Governance Structure and Management Positions

Effective at the closing of the merger, Thomas M. Petro and two other members of the Fox Chase board of directors will be appointed to the board of directors of Univest. Such individuals will receive compensation in accordance with the policies of Univest relating to director compensation, which currently consists of the following payments to each Univest non-employee director: an annual retainer of $18,000 and 1,000 shares of restricted stock (with a two-year vesting period), a fee of $900 for each board meeting attended, and between $550 and $800 for each committee meeting attended, depending on the committee.

THE MERGER AGREEMENT

The following describes certain aspects of the merger, including material provisions of the merger agreement. The following description of the merger agreement is subject to, and qualified in its entirety by reference to, the merger agreement, which is attached to this joint proxy statement/prospectus as Annex A and is incorporated by reference in this joint proxy statement/prospectus. We urge you to read the merger agreement carefully and in its entirety, as it is the legal document governing this merger.

Terms of the Merger

Each of the Fox Chase board of directors and the Univest board of directors has unanimously adopted and approved the agreement and plan of merger, which provides for the merger of Fox Chase with and into Univest. Univest will be the surviving entity in the merger. Each share of Univest common stock issued and outstanding immediately prior to completion of the merger will remain issued and outstanding as one share of common stock of Univest. Each share of Fox Chase common stock issued and outstanding at the effective time of the merger (with the exception of Company-Owned Stock, as defined below) will be converted into shares of Univest common stock or cash, as described below. See “—Consideration to Be Received in the Merger.” Company-Owned Stock means shares of Fox Chase stock held in treasury by Fox Chase or any of its subsidiaries or any shares of Fox Chase stock held by Univest or any of its subsidiaries, other than in a fiduciary or agency capacity or as a result of debts previously contracted. Each share of Fox Chase common stock held as Company-Owned Stock immediately prior to the effective time of the merger will be canceled and retired and no consideration will be issued in exchange for Company-Owned Stock. Univest does not own any shares of common stock of Fox Chase.

The Univest articles of incorporation will be the articles of incorporation, and the Univest bylaws will be the bylaws of the combined entity after completion of the merger. The merger agreement provides that Univest may change the method of effecting the merger if and to the extent it deems such change to be necessary, appropriate, or desirable. No such change will alter the amount or kind of merger consideration to be provided under the merger agreement, adversely affect the tax treatment of the merger as a reorganization under Section 368(a) of the Internal Revenue Code, or materially impede or delay completion of the merger.

Closing and Effective Time of the Merger

The merger will become effective as set forth in the articles of merger to be filed with the Department of State of the Commonwealth of Pennsylvania and the Maryland State Department of Assessment and Taxation. It currently is anticipated that the effective time of the merger will occur in the third quarter of 2016, but we cannot guarantee when or if the merger will be completed.

Consideration to Be Received in the Merger

As a result of the merger each Fox Chase shareholder will have the right, with respect to each share of Fox Chase common stock held (excluding Company-Owned Stock), to elect to receive either 0.9731 shares of Univest common stock or $21.00 in cash.

Under the terms of the merger agreement, 60% of the total number of shares of Fox Chase common stock outstanding at the effective time of the merger (excluding Company-Owned Stock) will be converted into stock consideration, and the remaining outstanding shares of Fox Chase common stock (excluding Company-Owned Stock) will be converted into cash consideration. To the extent necessary to satisfy these relative proration types of consideration, certain allocation and proration procedures, described below in “—Proration Procedures,” will be used.

The value of the cash consideration is fixed at $21.00. However, the implied value of the stock consideration will fluctuate as the market price of Univest common stock fluctuates before the completion of the merger. This price will not be known at the time of the Fox Chase special meeting and may be more or less than the current price of Univest common stock or the price of Univest common stock at the time of the Fox Chase special meeting or at the time an election is made, and the implied value of the stock consideration may be more or less than the value of the cash consideration at the completion of the merger.

Univest will initially make available and mail the election form to Fox Chase shareholders under separate cover concurrently with or immediately after the mailing of this joint proxy statement/prospectus. The election deadline will be the date that is five business days prior to the closing date for the merger. Fox Chase shareholders must return their properly completed and signed election form to the exchange agent prior to the election deadline. If you are a Fox Chase shareholder and you do not return your election form by the election deadline or improperly complete or do not sign your election form, you will receive cash, shares of Univest common stock or a mixture of cash and shares of Univest common stock based on what is available after giving effect to the valid elections made by other stockholders pursuant to the proration adjustment described below.

If you are a Fox Chase shareholder, you may specify different elections with respect to different shares held by you. For example, if you have 100 shares, you could make a cash election with respect to 50 shares and a stock election with respect to the other 50 shares.

Cash Election

The merger agreement provides that each Fox Chase shareholder who makes a valid cash election will have the right to receive, in exchange for each share of Fox Chase common stock held by such holder, cash equal to $21.00 without interest, which is referred to as the “cash consideration.” Because the maximum percentage of the total number of shares of Fox Chase common stock to be converted into cash is 40%, however, a Fox Chase shareholder who makes a cash election may receive a mix of cash and stock.

Stock Election

The merger agreement provides that each Fox Chase shareholder who makes a valid stock election will have the right to receive, in exchange for each share of Fox Chase common stock held, 0.9731 shares of Univest common stock, which is referred to as the “stock consideration.” Because the maximum percentage of the total number of shares of Fox Chase common stock to be converted into Univest common stock is 60%, a Fox Chase shareholder who makes a stock election may nevertheless receive a mix of cash and stock.

No fractional shares of Univest common stock will be issued to any holder of Fox Chase common stock upon completion of the merger. For each fractional share that would otherwise be issued, Univest will pay cash in an amount equal to the fraction multiplied by the closing price for a share of Univest common stock as reported on Nasdaq for the trading day immediately preceding the closing date. No interest will be paid or accrued on cash payable to holders in lieu of fractional shares.

Non-Election Shares

If you are a Fox Chase shareholder and you do not make an election to receive cash or Univest common stock in the merger, your elections are not received by the exchange agent by the election deadline, your forms of election are improperly completed and/or are not signed, you will be deemed to not have made an “election.” Shareholders not making an election will receive merger consideration depending on, and after giving effect to, the number of elections that have been made by other Fox Chase shareholders using the proration adjustment described below.

Proration Procedures

It is unlikely that elections will be made in the exact proportions provided for in the merger agreement. As a result, the merger agreement describes procedures to be followed if Fox Chase shareholders in the aggregate elect to receive more or less of the Univest common stock than Univest has agreed to issue. These procedures are summarized below.

•	If Stock Is Oversubscribed: If Fox Chase shareholders elect to receive more Univest common stock than Univest has agreed to issue in the merger, then all Fox Chase shareholders who have elected to receive cash or who have made no election will receive cash for their Fox Chase shares and all shareholders who elected to receive Univest common stock will receive a pro rata portion of the available Univest shares plus cash for those shares not converted into Univest common stock.

•	If Stock Is Undersubscribed: If Fox Chase shareholders elect to receive fewer shares of Univest common stock than Univest has agreed to issue in the merger, then all Fox Chase shareholders who have elected to receive Univest common stock will receive Univest common stock and those shareholders who elected to receive cash or who have made no election will be treated in the following manner:

•	If the number of shares held by Fox Chase shareholders who have made no election is sufficient to make up the shortfall in the number of Univest shares that Univest is required to issue, then all Fox Chase shareholders who elected cash will receive cash, and those shareholders who made no election will receive both cash and Univest common stock in such proportion as is necessary to make up the shortfall.

•	If the number of shares held by Fox Chase shareholders who have made no election is insufficient to make up the shortfall, then all Fox Chase shareholders who made no election will receive Univest common stock and those Fox Chase shareholders who elected to receive cash will receive cash and Univest common stock in such proportion as is necessary to make up the shortfall.

Neither Univest nor Fox Chase is making any recommendation as to whether Fox Chase shareholders should elect to receive Univest common stock, only cash or a combination of both types of consideration. Neither Univest nor Fox Chase is making any recommendation as to whether Fox Chase shareholders should elect to receive a specific ratio of cash or Univest common stock. Each Fox Chase shareholder must make his or her own decision with respect to election to receive Univest common stock, cash or a combination thereof for his or her shares of Fox Chase stock. In addition, because the tax consequences of receiving cash will differ from the tax consequences of receiving Univest common stock, each shareholder should carefully read the discussion included below under “Material United States Federal Income Tax Consequences of the Merger” (page 89) and consult their personal tax advisor.

Conversion of Shares; Letter of Transmittal; Exchange of Certificates

The conversion of Fox Chase common stock into the right to receive the merger consideration will occur automatically at the effective time of the merger. As soon as reasonably practicable after completion of the merger but in any event within five business days, the exchange agent will mail to each Fox Chase shareholder who has not submitted an election form, a letter of transmittal with instructions on how to exchange certificates representing shares of Fox Chase common stock for the merger consideration, to be received in the merger pursuant to the terms of the merger agreement. You will be required to submit your certificates before you will receive your merger consideration. If a certificate for Fox Chase common stock has been lost, stolen or destroyed, the exchange agent will issue the consideration properly payable under the merger agreement upon receipt of appropriate evidence as to that loss, theft or destruction, appropriate evidence as to the ownership of that certificate by the claimant, and appropriate and customary indemnification. Broadridge will be the exchange agent in the merger and will receive forms of election, exchange certificates for the merger consideration and perform other duties as explained in the merger agreement.

Dividends and Distributions

Until Fox Chase common stock certificates are surrendered for exchange, any dividends or other distributions declared after the effective time of the merger with respect to Univest common stock into which shares of Fox Chase common stock may have been converted will accrue but will not be paid. Univest will pay to former Fox Chase shareholders any unpaid dividends or other distributions, without interest, only after they have surrendered their Fox Chase stock certificates.

Pursuant to the merger agreement, prior to the effective time of the merger, Fox Chase and its subsidiaries may not declare or pay any dividend or distribution on its capital stock, except (1) a quarterly dividend on its issued and outstanding Fox Chase common stock in an amount not to exceed the amount paid in the most recent quarter prior to the date of the merger agreement; and (2) a one-time cash dividend not to exceed $0.14 per share to be payable in the first quarter of 2016. In addition, Fox Chase must consult with Univest regarding the record dates and the payment dates relating to any dividends in respect of Fox Chase common stock.

Representations and Warranties

The merger agreement contains customary representations and warranties of Fox Chase and Univest relating to their respective businesses. The representations must be true and correct in accordance with the materiality standards set forth in the merger agreement, as of the date of the merger agreement and at the effective date of the merger as though made at and as of such time (except that representations and warranties that by their terms speak as of the date of the merger agreement or some other date must be true and correct as of such date). The representations and warranties in the merger agreement do not survive the effective time of the merger.

Each of Univest and Fox Chase has made representations and warranties to the other regarding, among other things:

•	corporate matters, including due organization and qualification;

•	capitalization;

•	authority relative to execution and delivery of the merger agreement and the absence of breach or violations of organizational documents or other obligations as a result of the merger;

•	required governmental filings and consents;

•	the timely filing of reports with governmental entities, and the absence of investigations by regulatory agencies;

•	financial statements and the absence of undisclosed liabilities;

•	tax matters;

•	the absence of circumstances and events reasonably likely to have a material adverse effect on the business of Fox Chase and Univest;

•	properties;

•	insurance coverage;

•	legal proceedings;

•	compliance with applicable laws;

•	employee matters, including employee benefit plans;

•	environmental matters;

•	brokers, finders and financial advisors;

•	loan related matters;

•	related party transactions;

•	the vote required to approve the merger;

•	securities registration obligations;

•	intellectual property;

•	risk management instruments;

•	absence of fiduciary or trust accounts; and

•	the receipt of the respective financial advisor’s fairness opinion.

Univest also has made representations and warranties to Fox Chase regarding the preparation and filing of the reports filed by Univest with the Securities and Exchange Commission.

Fox Chase has also made representations and warranties to Univest regarding credit card accounts, material contracts, real estate leases, and other certain types of contracts, labor matters and anti-takeover laws.

The representations and warranties described above and included in the merger agreement were made by Univest and Fox Chase to each other. These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by Univest and Fox Chase in connection with negotiating the terms of the merger agreement (including by reference to information contained in disclosure schedules delivered by the parties under the merger agreement), and may have been included in the merger agreement for the purpose of allocating risk between Univest and Fox Chase rather than to establish matters as facts. Accordingly, the representations and warranties and other provisions of the merger agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this joint proxy statement/prospectus and in the documents incorporated by reference into this joint proxy statement/prospectus. See “Incorporation of Certain Documents by Reference” on page 108.

Covenants and Agreements

Each of Fox Chase and Univest has undertaken customary covenants that place restrictions on it and its subsidiaries until the effective time of the merger. In general, each of Univest and Fox Chase has agreed to operate its respective business in the usual, regular and ordinary course of business, use commercially reasonable efforts to preserve intact its business organization and assets and maintain its rights and franchises, and voluntarily take no action that would materially and adversely affect the ability to obtain any regulatory approvals required for the merger or materially affect its ability to perform its covenants under the merger agreement.

In addition, Fox Chase has agreed that, with certain exceptions and except with Univest’s prior written consent (which, with certain exceptions, is not to be unreasonably withheld), that Fox Chase will not, and will not permit any of its subsidiaries to, among other things, undertake the following extraordinary actions:

•	change or waive any provision of its articles of incorporation, charter or bylaws, except as required by law, or appoint any new directors to its board of directors, except to fill any vacancy in accordance with its bylaws;

•	change the number of authorized or issued shares of its capital stock, issue any shares of capital stock, or issue or grant any right or agreement of any character relating to its authorized or issued capital stock or any securities convertible into shares of such stock, make any grant or award under any option or benefit plan, or split, combine or reclassify any shares of capital stock, or declare, set aside or pay any dividend or other distribution in respect of capital stock, or redeem or otherwise acquire any shares of capital stock;

•	enter into, amend in any material respect or terminate any material contract or agreement (including without limitation any settlement agreement with respect to litigation) except in the ordinary course of business or as required by law;

•	make application for the opening or closing of any, or open or close any, branch or automated banking facility;

•	except as set forth in the merger agreement, take specified actions relating to director and employee compensation, benefits, hiring and promotions;

•	except as otherwise expressly permitted under the merger agreement, enter into or, except as may be required by law, materially modify any pension, retirement, stock option, stock purchase, stock appreciation right, stock grant, savings, profit sharing, deferred compensation, supplemental retirement, consulting, bonus, group insurance or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement related thereto, in respect of any of its directors, officers or employees; or make any contributions to any defined contribution plan not in the ordinary course of business consistent with past practice;

•	merge or consolidate it or any of its subsidiaries with any other corporation; sell or lease all or any substantial portion of its assets or businesses or that of any of its subsidiaries; make any acquisition of all or any substantial portion of the business or assets of any other party other than in connection with foreclosures, settlements in lieu of foreclosure, troubled loan or debt restructuring, or the collection of any loan or credit arrangement between it or any of its subsidiaries, and any other party; enter into a purchase and assumption transaction with respect to deposits and liabilities; voluntarily revoke or surrender of its certificate of authority to maintain, or file an application for the relocation of, any existing branch office, or file an application for a certificate of authority to establish a new branch office;

•	sell or otherwise dispose of its capital stock or that of any of its subsidiaries or sell or otherwise dispose of any of its assets or those of any of its subsidiaries other than in the ordinary course of business consistent with past practice; except for transactions with the Federal Home Loan Bank or the Federal Reserve Bank subject any of its assets or those of any of its subsidiaries to a lien, pledge, security interest or other encumbrance (other than in connection with deposits, repurchase agreements, bankers acceptances, “treasury tax and loan” accounts established in the ordinary course of business and transactions in “federal funds” and the satisfaction of legal requirements in the exercise of trust powers) other than in the ordinary course of business consistent with past practice;

•	voluntarily take any action that would result in any of its representations and warranties or the representations and warranties of its banking subsidiary becoming untrue in any material respect or any of the conditions set forth in the merger agreement not being satisfied, except in each case as may be required by applicable law or any regulatory authority;

•	change any method, practice or principle of accounting, except as may be required from time to time by US GAAP or any regulatory authority responsible for regulating it or its respective banking subsidiary;

•	waive, release, grant or transfer any material rights of value or modify or change in any material respect any existing material agreement or indebtedness with an annual value of $1,000,000 or greater to which it or any of its subsidiaries is a party;

•	purchase any securities, including equity or debt securities, except in accordance with past practice pursuant to policies approved by the Fox Chase board of directors in effect prior to the date of the merger agreement;

•	issue or sell any equity or debt securities;

•	make any new loan or other credit facility commitment (including without limitation, lines of credit and letters of credit), except in accordance with past practice pursuant to policies approved by its board of directors in effect prior to the date of the merger agreement;

•	enter into, renew, extend or modify any other transaction (other than a deposit transaction) with any affiliate;

•	except for foreign currency swap transactions that are conducted in the ordinary course of business consistent with past practice, enter into any futures contract, option, interest rate caps, interest rate floors, interest rate exchange agreement or other agreement or take any other action for purposes of hedging the exposure of its interest-earning assets and interest-bearing liabilities to changes in market rates of interest;

•	except for the execution of the merger agreement, and actions taken or that will be taken in accordance with the merger agreement and performance thereunder, take any action that would give rise to a right of payment to any individual under any employment agreement;

•	enter into any new line of business;

•	make any material change in policies in existence on December 8, 2015 with regard to (i) underwriting, the extension of credit, or the establishment of reserves with respect to the possible loss thereon or the charge-off of losses incurred thereon, (ii) investments, (iii) asset/liability management, (iv) deposit pricing or gathering, or (v) other material banking policies except as may be required by changes in applicable law or regulations or by a regulatory authority;

•	except for the execution of the merger agreement, and the transactions contemplated therein, take any action that would give rise to an acceleration of the right to payment to any individual under any of its employee plans;

•	make any capital expenditures in excess of $100,000 individually or $500,000 in the aggregate, other than pursuant to binding commitments existing on December 8, 2015 and other than expenditures necessary to maintain existing assets in good repair;

•	purchase or otherwise acquire any assets or incur any liabilities other than in the ordinary course of business consistent with past practices and policies;

•	undertake, renew, extend or enter into any lease, contract or other commitment for its account, other than in the normal course of providing credit to customers as part of its banking business, involving a payment by it or any subsidiary of more than $50,000 annually, containing any financial commitment extending beyond 24 months from December 8, 2015 or involving any of its affiliates;

•	pay, discharge, settle or compromise any claim, action, litigation, arbitration or proceeding, other than in the ordinary course of business consistent with past practice that involves solely money damages in the amount not in excess of $50,000 individually or $100,000 in the aggregate, and that does not create negative precedent and provided that it may not charge-off through settlement, compromise or discharge more than $500,000 of the outstanding principal balance of any loan that is 90 or more days contractually past due without first discussing the decision with Univest;

•	foreclose upon or take a deed or title to any commercial real estate without first conducting a Phase I environmental assessment of the property or foreclose upon any commercial real estate if such environmental assessment indicates the presence of certain environmental materials;

•	issue any broadly distributed communication to employees relating to post-closing employment, benefit or compensation information without the prior consent of Univest or issue any broadly distributed communication to customers regarding the merger without the prior approval of Univest, except as required by law or for communications in the ordinary course of business consistent with past practice that do not relate to the merger;

•	purchase or sell any mortgage loan servicing rights other than in the ordinary course of business consistent with past practice; or

•	agree or commit to do any of the actions prohibited by the preceding points.

Each of Univest and Fox Chase has agreed to additional covenants which include, among other things, commitments to provide certain financial and regulatory information upon request and maintain insurance in reasonable amounts.

Univest has further agreed that Univest will:

•	appoint Thomas M. Petro and two existing Fox Chase directors to the Univest board of directors and to nominate and recommend each of them for election for one additional three-year term following their initial term;

•	provide employees of Fox Chase and its subsidiaries who remain employed after the effective time with base compensation that is, in the aggregate, no less favorable than provided by Fox Chase and its subsidiaries on the date of the merger agreement and employee benefits that are provided by Univest to similarly situated employees;

•	for determining eligibility and vesting for certain Univest employee benefit plans (and not for benefit accrual purposes), provide credit for meeting eligibility and vesting requirements in such plans for service as an employee of Fox Chase or any predecessor of Fox Chase;

•	pay severance benefits to any employee of Fox Chase whose employment is terminated within 12 months of the closing of the merger, other than for circumstances constituting cause and who is not party to an agreement that provides for specific severance payments, in accordance with the Fox Chase Employee Severance Compensation Plan;

•	honor the terms of all Fox Chase employment and change in control agreements;

•	for a period of six years after the merger, to indemnify, defend and hold harmless all current and former officers, directors and employees of Fox Chase against all claims that arise out of the fact that such person is or was a director, officer or employee of Fox Chase or its subsidiaries and that relate to any matter of fact existing at or prior to the merger, to the fullest extent as would have been permitted by Fox Chase under Maryland law and under Fox Chase’s articles of incorporation and bylaws;

•	maintain, for six years following the merger, Fox Chase’s current and former directors’ and officers’ liability insurance policies covering the officers and directors of Fox Chase with respect to matters occurring at or prior to the merger, except that Univest may substitute similar policies, and that Univest is not required spend more than 250% of the annual cost currently expended by Fox Chase in order to obtain this insurance;

•	establish a retention bonus pool equal to twenty percent of the aggregate base salary of employees jointly designated in writing by Univest and Fox Chase (other than employees of Fox Chase who are subject to employment contracts or other contracts providing for severance or other payments upon termination of employment or upon change of control of Fox Chase) to help retain the services of such employees until the date of termination of their employment;

•	reserve a sufficient number of shares of its common stock and maintain sufficient liquid accounts or borrowing capacity to fulfill its obligations in connection with the merger;

•	obtain approval for listing of the shares of its common stock on Nasdaq;

•	refrain from amending its articles of incorporation or bylaws or similar governing documents of any of the Univest Subsidiaries in a manner that would materially and adversely affect the economic benefits of the merger to the holders of Fox Chase common stock or that would materially impede Univest’s ability to consummate the merger; and

•	refrain from consummating or entering into any agreement involving Univest’s acquisition of a third party or group in which the value of the transaction is greater than $50.0 million.

The merger agreement also contains mutual covenants relating to the preparation of this joint proxy statement/prospectus, the regulatory applications and the holding of the special meetings of Univest shareholders and Fox Chase shareholders, respectively, access to information of Fox Chase and public announcements with respect to the transactions contemplated by the merger agreement. Fox Chase and Univest have also agreed to use commercially reasonable efforts to take all actions needed to obtain necessary governmental and third-party consents and to consummate the transactions contemplated by the merger agreement.

Shareholder Meetings

Each of Univest and Fox Chase has agreed to hold a meeting of its respective shareholders as soon as is promptly practicable to obtain shareholder adoption of the merger agreement. Each of Univest’s and Fox Chase’s boards of directors has agreed to recommend that its shareholders vote in favor of the merger agreement.

Agreement Not to Solicit Other Offers

Fox Chase has agreed that it, its subsidiaries and their respective officers, directors, employees, representatives, agents or affiliates will not, directly or indirectly:

•	initiate, solicit, induce or knowingly encourage, or take any action to facilitate the making of, any inquiry, offer or proposal that constitutes, relates or could reasonably be expected to lead to an alternative acquisition proposal;

•	recommend or endorse an alternative acquisition transaction;

•	participate in any discussions or negotiations regarding, or furnish or afford access to information or data to any person that may relate to an alternative acquisition proposal;

•	release anyone from, waive any provisions of, or fail to enforce any confidentiality agreement or standstill agreement to which Fox Chase is a party; or

•	enter into any agreement, agreement in principle or letter of intent with respect to any alternative acquisition proposal or approve or resolve to approve any alternative acquisition proposal or any agreement, agreement in principle or letter of intent relating to an alternative acquisition proposal.

Acquisition proposal means any inquiry, offer or proposal as to any of the following (other than the merger between Univest and Fox Chase) involving Fox Chase, or any of its subsidiaries, as the case may be:

•	any transaction or series of transactions involving any merger, consolidation, recapitalization, share exchange, liquidation, dissolution or similar transaction involving it or any of its subsidiaries;

•	any transaction pursuant to which any third party or group acquires or would acquire (whether through sale, lease or other disposition), directly or indirectly, any assets of it or any of its subsidiaries representing, in the aggregate, twenty-five percent or more of the assets of it and each of its subsidiaries on a consolidated basis;

•	any issuance, sale or other disposition of (including by way of merger, consolidation, share exchange or any similar transaction) securities (or options, rights or warrants to purchase or securities convertible into, such securities) representing twenty-five percent or more of the votes attached to the outstanding securities of it or any of its subsidiaries;

•	any tender offer or exchange offer that, if consummated, would result in any third party or group beneficially owning twenty-five percent or more of any class of equity securities of it or any of its subsidiaries; or

•	any transaction that is similar in form, substance or purpose to any of the foregoing transactions, or any combination of the foregoing.

Fox Chase may, however, participate in discussions with, and may furnish information to, a third party in connection with a bona fide unsolicited acquisition proposal if, and only if:

•	Fox Chase has received a bona fide unsolicited written acquisition proposal that did not result from a breach of the merger agreement;

•	Fox Chase’s board of directors determines in good faith, after consultation with its outside legal counsel and financial advisor, that the acquisition proposal is, or is reasonably likely to lead to, a superior proposal (as defined below);

•	Fox Chase has provided Univest with at least one business day’s prior notice of its determination that the acquisition proposal is, or is reasonably likely to lead to, a superior proposal; and

•	prior to furnishing or providing access to any information or data with respect to Fox Chase, Univest receives from the third party making the proposal a confidentiality agreement on terms no less favorable to Univest than the terms of the existing confidentiality agreement between Fox Chase and Univest.

Fox Chase has also agreed to promptly provide to Univest any non-public information about Fox Chase that it provides to the third party making the proposal, to the extent such information was not previously provided to Univest.

The term “superior proposal,” as defined under the merger agreement, means any bona fide, unsolicited written acquisition proposal made by a person other than Univest, which the Fox Chase board of directors determines in its good faith judgment, after considering the advice of its outside legal counsel and financial advisor:

•	would, if consummated, result in the acquisition of all of the outstanding shares of Fox Chase common stock or substantially all of the assets of Fox Chase on a consolidated basis;

•	would result in a transaction that involves consideration to the holders of Fox Chase common stock that is more favorable, from a financial point of view, than the consideration to be paid to such holders by Univest under the merger agreement, considering, among other things, the nature of the consideration being offered and for which there is no financing contingency; and

•	is reasonably likely to be completed on the terms proposed, taking into account all legal, financial, regulatory and other aspects of the proposal.

In addition, Fox Chase has agreed that it will not:

•	withdraw, qualify or modify in a manner adverse to Univest, its recommendation to its shareholders to approve the merger agreement, except to the extent otherwise permitted and described below;

•	approve or recommend, or publicly propose to approve or recommend, any acquisition proposal other than with respect to the Univest merger; or

•	enter into (or cause Fox Chase or any of the Fox Chase Subsidiaries to enter into) any letter of intent or other agreement relating to an acquisition proposal other than with respect to the Univest merger or requiring Fox Chase to fail to consummate the merger.

Up until the time of the Fox Chase shareholder meeting, however, Fox Chase may withdraw, qualify or modify in a manner adverse to Univest its recommendation to Fox Chase shareholders to approve the merger agreement, or take any of the other actions listed above in this paragraph with respect to another acquisition proposal if but only if:

•	the Fox Chase board of directors has reasonably determined in good faith, after consultation with and having considered the advice of its outside legal counsel and financial advisor that the failure to take such actions would be inconsistent with the board’s fiduciary duties to Fox Chase’s shareholders under applicable law;

•	it has provided at least three business days’ notice to Univest that a bona fide unsolicited proposal constitutes a superior proposal; and

•	after taking into account any adjusted, modified or amended terms as may have been committed to by Univest in writing, the Fox Chase board of directors has again in good faith determined that the other acquisition proposal constitutes a superior proposal.

Expenses and Fees

In general, each of Univest and Fox Chase will be responsible for all expenses incurred by it in connection with the negotiation and completion of the transactions contemplated by the merger agreement, including the costs of printing and mailing the joint proxy statement/prospectus for their respective special meetings.

Indemnification and Insurance

The merger agreement requires Univest to indemnify Fox Chase’s and its subsidiaries’ current and former directors, officers and employees to the fullest extent as would have been permitted under Maryland law and the Fox Chase articles of incorporation or the Fox Chase bylaws or similar governing documents. The merger agreement provides that in the event of any threatened or actual claim, action, suit, proceeding or investigation in which any person who is or has been a director, officer or employee of Fox Chase or is threatened to be made party based in whole or in part on, or arising in whole or in part out of the fact that he or she is or was a director, officer or employee of Fox Chase or any of its subsidiaries or predecessors and pertaining to any matter of fact arising, existing or occurring at or before the effective time of the merger (including the merger and the merger agreement), Univest will defend against and respond thereto.

Univest has agreed to indemnify and hold harmless each such indemnified party against any losses, claims, damages, liabilities, costs, expenses (including reasonable attorney’s fees), judgments, and amounts paid in settlement in connection with any such threatened or actual claim, action, suit proceeding or investigation. The merger agreement also requires that Univest provide advancement of expenses to, all past and present officers, directors and employees of Fox Chase and its subsidiaries in their capacities as such against all such losses, claims, damages, costs, expenses, liabilities, judgments or amounts paid in settlement to the fullest extent permitted by applicable laws and Fox Chase’s articles of incorporation and bylaws.

The merger agreement provides that Univest will maintain for a period of six years after completion of the merger Fox Chase’s current directors’ and officers’ liability insurance policies, or policies of at least the same coverage and amount and containing terms and conditions that are not less advantageous than the current policy, with respect to acts or omissions occurring prior to the effective time of the merger, except that Univest is not required to incur an annual premium expense greater than 250% of Fox Chase’s current annual directors’ and officers’ liability insurance premium.

Conditions to Complete the Merger

Completion of the merger is subject to the fulfillment of certain conditions, none of which may be waived, including:

•	the approval and adoption of the merger agreement by the Univest and Fox Chase shareholders;

•	the effectiveness of the registration statement of which this joint proxy statement/prospectus is a part with respect to the Univest common stock to be issued in the merger under the Securities Act and the absence of any stop order or proceedings initiated or threatened by the SEC for that purpose;

•	the receipt by each of Univest and Fox Chase of a legal opinion with respect to certain United States federal income tax consequences of the merger;

•	the receipt and effectiveness of all required governmental and other approvals, authorizations and consents on terms and conditions that would not have a material adverse effect on Univest or Fox Chase, and the expiration of all related waiting periods required to complete the merger;

•	the absence of any law, statute, regulation, judgment, decree, injunction or other order in effect by any court or other governmental entity that prohibits completion of the transactions contemplated by the merger agreement; and

•	the approval for listing on Nasdaq of the shares of Univest common stock issuable in the merger.

Each of Univest’s and Fox Chase’s obligations to complete the merger is also separately subject to the satisfaction or waiver of a number of conditions including:

•	the absence of a material adverse effect on the other party;

•	the truth and correctness of the representations and warranties of each other party in the merger agreement, subject generally to the materiality standard provided in the merger agreement, and the performance by each other party in all material respects of their obligations under the merger agreement and the receipt by each party of certificates from the other party to that effect; and

•	Univest having delivered the merger consideration to the exchange agent.

We cannot provide assurance as to when or if all of the conditions to the merger can or will be satisfied or waived by the appropriate party. As of the date of this joint proxy statement/prospectus, we have no reason to believe that any of these conditions will not be satisfied.

Termination of the Merger Agreement

The merger agreement can be terminated at any time prior to completion by mutual consent or by either party in the following circumstances:

•	if there is a breach by the other party that would cause the failure of the closing conditions, unless the breach is capable of being, and is, cured within 30 days of notice of the breach and the terminating party is not itself in material breach;

•	if the merger has not been completed by December 31, 2016, unless the failure to complete the merger by that date was due to the terminating party’s material breach of a representation, warranty, covenant or other agreement under the merger agreement;

•	if any of the required regulatory approvals are denied (and the denial is final and non-appealable);

•	if any court of competent jurisdiction or governmental authority issues an order, decree, ruling or takes any other action restraining, enjoining or otherwise prohibiting the merger (and such order, decree, ruling or action is final and non-appealable); or

•	if the shareholders of either Univest or Fox Chase fail to adopt the merger agreement at their respective special meetings.

In addition, Univest’s board of directors may terminate the merger agreement if the Fox Chase board of directors receives a superior proposal and enters into a letter of intent, agreement in principle or an acquisition agreement with respect to such proposal, withdraws its recommendation of the merger agreement, fails to make such a recommendation or modifies or qualifies its recommendation, in a manner adverse to Univest, or has otherwise made a determination to accept such proposal.

Further, Fox Chase’s board of directors may terminate the merger agreement if Fox Chase has received a superior proposal and has made a determination to accept such proposal.

Fox Chase may also terminate the merger agreement within five days after the later of (i) the date on which all regulatory approvals, and waivers, if applicable, necessary for consummation of the merger and the transactions contemplated by the merger agreement have been received or (ii) the date of the meeting of Fox Chase shareholders (the “Determination Date”), if Fox Chase’s board determines that each of the following have occurred:

•	the average of the daily closing sale prices of a share of Univest common stock as reported on Nasdaq for the 20 consecutive trading days immediately preceding the Determination Date (the “Determination Date Market Value”) is less than 80% of the closing sale price of Univest common stock on the last trading date before the date of the merger agreement; and

•	the decrease in the price of Univest common stock is 20% greater than the decrease in the SNL Small Cap Bank & Thrift Index during the same period.

However, if Fox Chase chooses to exercise this termination right, Univest has the option, within five business days of receipt of notice from Fox Chase, to adjust the merger consideration and prevent termination under this provision.

Effect of Termination. If the merger agreement is terminated, it will become void, and there will be no liability on the part of Univest or Fox Chase, except that both Univest and Fox Chase will remain liable for any willful breach of the merger agreement and designated provisions of the merger agreement, including the payment of fees and expenses, and the confidential treatment of information and publicity restrictions, will survive the termination.

Termination Fee

Fox Chase will pay Univest a termination fee of $10.0 million in the event that the merger agreement is terminated:

•	by Univest because Fox Chase has received an alternative acquisition proposal, and Fox Chase (1) enters into a letter of intent, agreement in principle or an acquisition agreement with respect to the alternative acquisition proposal, (2) fails to make, withdraws, modifies or qualifies its recommendation of the merger agreement in a manner adverse to Univest, or (3) delivers a written notice to Univest of its determination to accept the alternative acquisition proposal; or

•	by Fox Chase, if Fox Chase receives an alternative acquisition proposal and has made a determination to accept the alternative acquisition proposal.

Expense Reimbursement Fee

Fox Chase will pay Univest an expense reimbursement fee equal to the lesser of (i) the amount of Univest’s actual and documented out-of-pocket expenses incurred in connection with the merger agreement, or (ii) $1.0 million if the merger is terminated by Univest as a result of the failure of the shareholders of Fox Chase to approve the transactions contemplated by the merger agreement and, prior to the Fox Chase shareholders’ meeting, any person shall have proposed or publicly announced an acquisition proposal for Fox Chase.

Amendment, Waiver and Extension of the Merger Agreement

Subject to applicable law, the parties may amend the merger agreement by written agreement between Fox Chase and Univest executed in the same manner as the merger agreement.

At any time prior to the completion of the merger, each of the parties, by action taken or authorized by their respective board of directors, to the extent legally allowed, may:

•	extend the time for the performance of any of the obligations or other acts of the other party;

•	waive any inaccuracies in the representations and warranties of the other party; or

•	waive compliance by the other party with any of the other agreements or conditions contained in the merger agreement.

However, after any approval of the transactions contemplated by the agreement and plan of merger by the shareholders of Fox Chase and Univest, there may not be, without further approval of such shareholders, any amendment which reduces the amount or value or changes the form of consideration to be delivered to Fox Chase shareholders.

ACCOUNTING TREATMENT

Univest will account for the merger using the acquisition method under US GAAP. Under the acquisition method of accounting, the tangible and identifiable intangible assets and liabilities, including executory contracts and other commitments, of Fox Chase will be recorded, as of completion of the merger, at their respective fair values. The excess of the purchase price over the fair value of the net assets acquired will be recorded as goodwill to the extent not allocated to core deposit or other intangibles. Goodwill resulting from the merger will not be amortized but will be reviewed for impairment at least annually. Core deposits and other intangibles with finite useful lives recorded in connection with the merger will be amortized. If the net assets acquired exceed the purchase price, the resulting difference will be recorded as a bargain purchase gain.

Financial statements and reported results of operations of Univest issued after completion of the merger will not be restated retroactively to reflect the historical financial position or results of operations of Fox Chase.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

The following discussion addresses the material United States federal income tax consequences of the merger to a Fox Chase shareholder who holds shares of Fox Chase common stock as a capital asset. This discussion, insofar as it relates to statements of law or legal conclusions, represents the opinion of Stevens & Lee, P.C., counsel to Univest, and is based upon the Internal Revenue Code, Treasury regulations promulgated under the Internal Revenue Code, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date of this discussion and all of which are subject to change (possibly with retroactive effect) and to differing interpretations. It is also based upon representations and facts provided by each of Univest and Fox Chase to Stevens & Lee, P.C. Future legislative, judicial, or administrative changes or interpretations which may or may not be retroactive, or the failure of any such facts or representations to be true, accurate and complete, may affect the statements and conclusions described in this discussion.

This discussion is not intended to be a complete description of all of the United States federal income tax consequences of the merger. Further, this discussion does not address all aspects of United States federal income taxation that may be relevant to Fox Chase shareholders in light of their particular circumstances and does not address aspects of United States federal income taxation that may be applicable to Fox Chase shareholders subject to special treatment under the Internal Revenue Code (including but not limited to banks, financial institutions, trusts, estates, persons who hold shares of Fox Chase common stock in an individual retirement account (IRA), 401(k) plans or similar tax-favored accounts, tax-exempt organizations, insurance companies, dealers or brokers in securities or foreign currencies, traders in securities that elect to use a mark-to-market method of accounting, persons holding Fox Chase common stock through a pass-through entity, Fox Chase shareholders who hold their shares of Fox Chase common stock as part of a hedge, straddle, conversion transaction or constructive sale transaction, Fox Chase shareholders who acquired their shares of Fox Chase common stock pursuant to the exercise of employee stock options or otherwise as compensation, persons that hold options or warrants to acquire Fox Chase common stock, persons whose functional currency for United States federal income tax purposes is not the United States dollar, persons who are United States expatriates and holders who are not United States persons, within the meaning of Section 7701(a)(30) of the Internal Revenue Code). In addition, the discussion does not address any aspect of state, local or foreign taxation. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax aspects set forth below.

No ruling has been or will be requested from the Internal Revenue Service regarding the tax consequences of the merger. Moreover, the opinion of Stevens & Lee described in this discussion is not binding on the Internal Revenue Service, and this opinion would not prevent the Internal Revenue Service from challenging the United States federal income tax treatment of the merger. Because of the complexities of the tax laws in general, and the complexities of the tax consequences associated with the receipt of cash in the merger in particular, holders of Fox Chase common stock are encouraged to consult their tax advisors with respect to the particular United States federal, state, local and foreign tax consequences of the merger. This section is not intended to be tax advice to any shareholder.

Tax Opinions

The closing of the merger is conditioned, in part, upon the receipt by Univest of the opinion of Stevens & Lee P.C., and the receipt by Fox Chase of the opinion of Luse Gorman, PC, each dated as of the effective date of the merger, substantially to the effect that, on the basis of facts, representations and assumptions set forth or referred to in the opinion (including factual representations contained in certificates of officers of Univest and Fox Chase) which are consistent with the state of facts existing as of the effective date of the merger, the merger will be treated for United States federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. The tax opinions to be delivered in connection with the merger represent each counsel’s best legal judgment; however, such opinions are not binding on the IRS or the courts, and neither Univest nor Fox Chase intends to request a ruling from the IRS with respect to the United States federal income tax consequences of the merger. Consequently, no assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to any of those set forth below. In addition, if any of the facts, representations or assumptions upon which such opinions are based is inconsistent with the actual facts, the United States federal income tax consequences of the merger could be adversely affected.

The discussion below sets forth the opinion of Stevens and Lee, P.C. as to the material United States federal income tax consequences of the merger:

•	the merger will be treated as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code;

•	holders of Fox Chase common stock who receive Univest common stock in the merger in exchange for all their shares of Fox Chase common stock will not recognize any gain or loss with respect to shares of Univest common stock received (except with respect to cash received instead of a fractional share interest in Univest common stock);

•	holders of Fox Chase common stock who receive only cash in the merger in exchange for all of their shares of Fox Chase common stock will recognize gain or loss equal to the difference between the amount of cash received and the shareholder’s adjusted tax basis in the shares of Fox Chase common stock exchanged therefor;

•	each holder of Fox Chase common stock who receives Univest common stock and cash (other than in lieu of a fractional share interest in Univest common stock) in the merger in exchange for the holder’s shares of Fox Chase common stock will recognize the gain, if any, realized by the holder, in an amount not in excess of the amount of cash received (other than cash received instead of a fractional share interest in Univest common stock), but will not recognize any loss on the exchange; and

•	holders of Fox Chase common stock who receive cash instead of a fractional share interest in Univest common stock will recognize gain or loss equal to the difference between the cash received and the portion of the basis of the holders’ shares of Fox Chase common stock allocable to that fractional share interest.

Character of Gain Where Fox Chase Common Stock is Exchanged in the Merger Solely for Cash

If, pursuant to the merger, all of the shares of Fox Chase common stock actually owned by a shareholder are exchanged solely for cash, the shareholder generally will recognize capital gain or loss equal to the difference between the amount of cash received and the shareholder’s adjusted tax basis in the shares of Fox Chase common stock exchanged therefor. This gain or loss will generally be long-term capital gain or loss if the shareholder’s holding period with respect to the shares of Fox Chase common stock exchanged is more than one year as of the effective date of the merger. If, however, any such shareholder actually or constructively (through the constructive ownership rules of the Internal Revenue Code) owns shares of Univest stock immediately after the merger, part or all of the cash received may be treated as dividend income if the exchange has the effect of a distribution of a dividend with respect to the shareholder. The application of the law to a shareholder described in the previous sentence is particularly complex; accordingly, any such shareholder should consult his or her tax advisor.

Character of Gain Where Fox Chase Common Stock is Exchanged in the Merger for Univest Common Stock and Cash

For purposes of calculating gain in this transaction, if a shareholder receives Univest common stock and cash (other than cash received instead of a fractional interest in Univest common stock), gain or loss must be calculated by the shareholder separately for each identifiable block of shares exchanged, and is equal to the sum of the amount of cash and the fair market value of Univest common stock received with respect to that block of shares minus the shareholder’s adjusted tax basis in that block of shares. In addition, a loss realized on one block of shares may not be used to offset a gain realized on another block of shares.

As noted above, in the case of a Fox Chase shareholder that exchanges his or her shares of Fox Chase common stock for a combination of Univest common stock and cash pursuant to the merger, such shareholder will recognize the gain, if any, realized by such shareholder in the exchange but not in excess of the amount of cash received. In general, the determination of whether any gain recognized in the exchange should be treated as capital gain or has the effect of a distribution of a dividend depends on whether, and to what extent, the exchange reduces the shareholder’s deemed percentage stock ownership of Univest. For purposes of this determination, the shareholder is treated as if he or she first exchanged all of his or her shares of Fox Chase common stock solely for Univest common stock and then Univest immediately redeemed (in a “deemed redemption”) a portion of such Univest common stock in exchange for the cash the shareholder actually received. The gain recognized in the exchange will be treated as capital gain if the deemed redemption (i) is “substantially disproportionate” with respect to the shareholder or (ii) is not essentially equivalent to a dividend.

The deemed redemption should generally be “substantially disproportionate” with respect to a shareholder if the percentage of the outstanding stock of Univest the shareholder owns, actually and constructively, immediately after the deemed redemption is less than 80% of the percentage of the outstanding stock of Univest the shareholder is deemed to own, actually and constructively, immediately before the deemed redemption, and the shareholder owns less than 50% of the total combined voting power of all classes of Univest stock immediately after the redemption.

Whether the deemed redemption is “not essentially equivalent to a dividend” with respect to a shareholder will depend on the shareholder’s particular circumstances. In order for the deemed redemption to be “not essentially equivalent to a dividend,” the deemed redemption must result in a “meaningful reduction” in the shareholder’s actual and constructive percentage stock ownership of Univest. In general, that determination requires a comparison of the percentage of the outstanding stock of Univest the shareholder is deemed to own, actually and constructively, immediately before the deemed redemption and the percentage of the outstanding stock of Univest the shareholder actually and constructively owns immediately after the deemed redemption. The Internal Revenue Service has ruled that a minority shareholder (i.e., a shareholder whose relative stock interest is minimal in relation to the number of shares outstanding and who exercises no control with respect to corporate affairs) generally is treated as having a “meaningful reduction” in interest if a cash payment results in at least a relatively minor reduction in the shareholder’s actual and constructive percentage ownership.

Tax Basis and Holding Period

The aggregate tax basis of the Univest common stock received by a Fox Chase shareholder in the merger (including fractional shares deemed received and redeemed as described below) will be the same in the aggregate as the tax basis of the shares of Fox Chase common stock surrendered by such shareholder for the Univest common stock, decreased by the amount of any cash received (other than cash received instead of a fractional share interest in Univest common stock) by the shareholder and increased by the amount of income or gain recognized by the shareholder in the exchange (which does not include gain recognized in respect of fractional shares deemed received and redeemed (as described below)).

Each Fox Chase shareholder’s holding period in any shares of Univest common stock received in the merger (including any fractional shares deemed received and redeemed as described below) will, in each instance, include the period during which the shares of Fox Chase common stock surrendered in exchange therefor were held, provided that those shares of Fox Chase common stock were held as capital assets on the effective date of the merger.

Cash Received in Lieu of a Fractional Share Interest

Cash received by a Fox Chase shareholder in lieu of a fractional share interest in Univest common stock will be treated as though the fractional share had been received and then redeemed for cash, and in general gain or loss will be recognized, measured by the difference between the amount of cash received and the portion of the basis of the shares of Fox Chase common stock allocable to such fractional interest. Such gain or loss generally will be long-term capital gain or loss if the holding period for such shares of Fox Chase common stock was more than one year as of the effective date of the merger. If, however, the receipt of cash instead of a fractional share of Univest common stock has the effect of the distribution of a dividend with respect to a shareholder, part or all of the cash received may be treated as a dividend.

Univest and Fox Chase

Univest and Fox Chase will each be a party to the reorganization within the meaning of Section 368(b) of the Internal Revenue Code. As a result, no gain or loss will be recognized by Univest or Fox Chase as a result of the merger (except for amounts resulting from any required change in accounting methods and any deferred income, deferred gain or deferred loss to be taken into account under the relevant consolidated return regulations).

Backup Withholding

Backup withholding at a 28% rate will generally apply to merger consideration that includes cash if the exchanging Fox Chase shareholder fails to properly certify that it is not subject to backup withholding, generally on Internal Revenue Service Form W-9. Certain holders, including, among others, United States corporations, are not subject to backup withholding, but they may still need to furnish a Form W-9 or otherwise establish an exemption. Any amounts withheld from payments to a Fox Chase shareholder under the backup withholding rules are not additional taxes and will be allowed as a refund or credit against the shareholder’s United States federal income tax liability, provided that the required information is timely furnished to the Internal Revenue Service.

Medicare Tax

In addition to income taxes, any individual shareholder with adjusted gross income (including certain foreign income that is exempt from U.S. taxes) in excess of $250,000 for a married couple filing a joint return (in excess of $200,000 for individuals filing as single) will be subject to the 3.8% Medicare tax on all or part of the income recognized by such individual as a result of the merger.

Tax matters are very complicated, and the tax consequences of the merger to each holder of Fox Chase common stock will depend on the facts of that shareholder’s particular situation. The discussion set forth above does not address all United States federal income tax consequences that may be relevant to a particular holder of Fox Chase common stock and may not be applicable to holders in special situations. Holders of Fox Chase common stock are urged to consult their own tax advisors regarding the specific tax consequences of the merger. Further, such discussion does not address tax consequences that may arise with respect to Univest by reason of any actions taken or events occurring subsequent to the merger.

THE UNIVEST SPECIAL MEETING

This joint proxy statement/prospectus is being furnished to Univest shareholders by Univest’s board of directors in connection with the solicitation of proxies from the Univest shareholders for use at the special meeting of Univest shareholders and any adjournments or postponements of the special meeting.

Date, Time and Place

The special meeting will be held on June 14, 2016 at 1:00 p.m., local time, at the Univest Building located at 14 North Main Street, Souderton, Pennsylvania, subject to any adjournments or postponements.

Matters to be Considered

At the special meeting, Univest shareholders will be asked to consider and vote upon the following proposals:

1.	adoption of the merger agreement as described in detail under the heading “The Merger” beginning on page 41; and

2.	approval of a proposal to authorize the board of directors to adjourn the special meeting, if necessary, to solicit additional proxies to adopt the merger agreement.

Shareholders Entitled to Vote

The close of business on April 29, 2016 has been fixed by Univest’s board of directors as the record date for the determination of those holders of Univest common stock who are entitled to notice of and to vote at the special meeting and any adjournment or postponement of the special meeting.

At the close of business on the record date there were 19,616,172 shares of Univest common stock outstanding and entitled to vote.

Quorum and Required Vote

Each holder of record of shares of Univest common stock as of the Univest record date is entitled to cast one vote per share at the special meeting on each proposal. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Univest common stock entitled to vote at the special meeting constitutes a quorum for the transaction of business at the special meeting. The affirmative vote at the Univest special meeting, in person or by proxy, of a majority of the votes cast is required to approve the merger agreement and the proposal to adjourn the Univest special meeting, if necessary, to solicit additional proxies.

How Shares Will Be Voted at the Special Meeting

All shares of Univest common stock represented by properly executed proxies received before or at the special meeting, and not properly revoked, will be voted as specified in the proxies. Properly executed proxies that do not contain voting instructions will be voted “FOR” the adoption of the merger agreement and “FOR” the adjournment or postponement of the special meeting, if necessary, to permit further solicitation of proxies.

If you hold shares of Univest common stock in street name through a bank, broker or other nominee holder, the nominee holder may only vote your shares in accordance with your instructions. If you do not give specific instructions to your nominee holder as to how you want your shares voted, your nominee will indicate that it does not have authority to vote on the proposal, which will result in what is called a “broker non-vote.” Broker non-votes will be counted for determining whether there is a quorum present at the special meeting, but they will not be deemed to have been voted on any of the proposals. Abstentions and broker non-votes will not affect the outcomes of any of the proposals.

If any other matters are properly brought before the special meeting, the proxies named in the proxy card will have discretion to vote the shares represented by duly executed proxies in their sole discretion.

How to Vote Your Shares

Univest shareholders may vote in person at the special meeting or by one of the following methods:

Voting by Mail. You may vote by completing and returning the enclosed proxy card. Your proxy will be voted in accordance with your instructions. If you do not specify a choice on one of the proposals described in this joint proxy statement, your proxy will be voted in favor of that proposal.

Voting by Internet. If you are a registered shareholder, you may vote electronically through the Internet by following the instructions included with your proxy card. If your shares are registered in the name of a broker or other nominee, you may be able to vote via the Internet. If so, the voting form your nominee sends you will provide Internet instructions.

Voting by Phone. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call (800) 690-6903 and then follow the instructions.

Voting in Person. If you attend the meeting, you may deliver your completed proxy card in person or may vote by completing a ballot which will be available at the meeting. If your shares are registered in the name of a broker or other nominee and you wish to vote at the meeting, you will need to obtain a legal proxy from your bank or brokerage firm. Please consult the voting form sent to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at the special meeting. Should you have any questions on the procedure for voting your shares, please contact Megan Duryea Santana, Esq., telephone (877) 723-5571.

How to Change Your Vote

If you are a registered shareholder, you may revoke any proxy at any time before it is voted by (1) signing and returning a proxy card with a later date, (2) delivering a written revocation letter to the Secretary of Univest, or (3) attending the special meeting in person and voting by ballot at the special meeting. The Univest Secretary’s mailing address is 14 North Main Street, Souderton, Pennsylvania 18964. If your shares are registered in the name of a broker or other nominee, you may revoke your proxy instructions by informing the holder of record in accordance with that entity’s procedures.

Solicitation of Proxies

Univest will bear the cost of soliciting proxies. Univest has engaged Laurel Hill to act as its proxy solicitor and to assist in the solicitation of proxies for the Univest special meeting of shareholders. Univest has agreed to pay Laurel Hill approximately $6,000, plus reasonable out-of-pocket expenses, for such services and will also indemnify Laurel Hill against certain claims, costs, damages, liabilities, and expenses.

In addition to solicitation of proxies by mail, Univest will request that banks, brokers and other record holders send proxies and proxy material to the beneficial owners of Univest common stock and secure their voting instructions. Univest will reimburse the record holders for their reasonable expenses in taking those actions. If necessary, Univest may use several of its regular employees, who will not be specially compensated, to solicit proxies from Univest shareholders, either personally or by telephone, facsimile, letter or other electronic means.

Univest and Fox Chase will each bear the expenses incurred in connection with the copying, printing and distribution of this joint proxy statement/prospectus for their respective special meetings.

Univest Affiliate Letter Agreements

As of the record date, directors and executive officers of Univest and their affiliates had the right to vote 835,872 shares of Univest common stock, or 4.26% of the outstanding Univest common stock entitled to be voted at the special meeting. Each of the directors and executive officers of Univest has agreed to vote all shares of Univest common stock owned by him or her in favor of adoption of the merger agreement and the transactions contemplated thereby.

Attending the Meeting

All holders of Univest common stock, including shareholders of record and shareholders who hold their shares through banks, brokers, nominees or any other holder of record, are invited to attend the special meeting. Shareholders of record can vote in person at the special meeting. If you are not a shareholder of record, you must obtain a proxy executed in your favor from the record holder of your shares, such as a broker, bank or other nominee, to be able to vote in person at the special meeting. If you plan to attend the special meeting, you must hold your shares in your own name or have a letter from the record holder of your shares confirming your ownership and you must bring a form of personal photo identification with you in order to be admitted. We reserve the right to refuse admittance to anyone without both proper proof of share ownership and proper photo identification.

UNIVEST SPECIAL MEETING—PROPOSAL NO. 1

APPROVAL AND ADOPTION OF THE MERGER AGREEMENT

Univest is asking its shareholders to approve and adopt the merger agreement. For a detailed discussion of the merger, including the terms and conditions of the merger agreement, see “The Merger,” beginning on page 41. As discussed in detail in the sections entitled “The Merger—Univest’s Reasons for the Merger,” and “—Recommendation of Univest’s Board of Directors,” beginning on pages 59 and 60, respectively, after careful consideration, the Univest board of directors determined that the terms of the merger agreement and the transactions contemplated by it are in the best interests of Univest and the board unanimously approved the merger agreement. Accordingly, Univest’s board of directors unanimously recommends that Univest shareholders vote “FOR” adoption of the merger agreement.

UNIVEST SPECIAL MEETING—PROPOSAL NO. 2

AUTHORIZATION TO VOTE ON ADJOURNMENT OR OTHER MATTERS

General

If, at the Univest special meeting, the number of shares of Univest common stock, present in person or by proxy, is insufficient to constitute a quorum or the number of shares of Univest common stock voting in favor is insufficient to adopt the merger agreement, Univest management intends to adjourn the special meeting in order to enable the Univest board of directors more time to solicit additional proxies. In that event, Univest will ask its shareholders to vote only upon the adjournment proposal and not the proposal relating to adoption of the merger agreement.

In this proposal, Univest is asking you to grant discretionary authority to the holder of any proxy solicited by the Univest board of directors so that such holder can vote in favor of the proposal to adjourn the special meeting to solicit additional proxies. If the shareholders of Univest approve the adjournment proposal, Univest could adjourn the special meeting, and any adjourned session of the special meeting, and use the additional time to solicit additional proxies, including the solicitation of proxies from shareholders who have previously voted.

Generally, if the special meeting is adjourned, no notice of the adjourned meeting is required to be given to shareholders, other than an announcement at the special meeting of the place, date and time to which the meeting is adjourned.

Recommendation of the Univest Board of Directors

The Univest board of directors recommends a vote “FOR” the proposal to authorize the board of directors to adjourn the special meeting of shareholders to allow time for the further solicitation of proxies to adopt the merger agreement.

THE FOX CHASE SPECIAL MEETING

This joint proxy statement/prospectus is being delivered to Fox Chase shareholders by Fox Chase’s board of directors in connection with the solicitation of proxies from Fox Chase shareholders for use at the special meeting of Fox Chase shareholders and any adjournments or postponements of the special meeting.

Date, Time and Place

The special meeting will be held on June 14, 2016 at 9:00 a.m., local time, at the Fox Chase Bank office located at 510 East Township Line Road, Suite 200, Blue Bell, Pennsylvania, subject to any adjournments or postponements.

Matters to be Considered

At the special meeting, Fox Chase shareholders will be asked to consider and vote upon the following proposals:

1.	adoption and approval of the merger agreement as described in detail under the heading “The Merger” beginning on page 41;

2.	a proposal to approve, by advisory (non-binding) vote, certain compensation arrangements for the named executive officers of Fox Chase in connection with the merger; and

3.	a proposal to authorize the board of directors to adjourn the special meeting, if necessary, to solicit additional proxies to adopt the merger agreement.

Shareholders Entitled to Vote

The close of business on April 29, 2016 has been fixed by Fox Chase’s board of directors as the record date for the determination of those holders of Fox Chase common stock who are entitled to notice of and to vote at the special meeting and any adjournment or postponement of the special meeting.

At the close of business on the record date there were 11,769,390 shares of Fox Chase common stock outstanding and entitled to vote.

Quorum and Required Vote

Each holder of record of shares of Fox Chase common stock as of the Fox Chase record date is entitled to cast one vote per share at the special meeting on each proposal. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Fox Chase common stock entitled to vote at the special meeting constitutes a quorum for the transaction of business at the special meeting. The affirmative vote at the Fox Chase special meeting, in person or by proxy, of at least a majority of the outstanding shares of Fox Chase common stock is required to approve the merger agreement. The affirmative vote, in person or by proxy, of a majority of votes cast at the Fox Chase special meeting is required to approve the advisory (non-binding) vote on certain compensation arrangements for the named executive officers of Fox Chase in connection with the merger agreement and the proposal to adjourn the Fox Chase special meeting, if necessary, to solicit additional proxies.

How Shares Will Be Voted at the Special Meeting

All shares of Fox Chase common stock represented by properly executed proxies received before or at the special meeting, and not properly revoked, will be voted as specified in the proxies. Properly executed proxies that do not contain voting instructions will be voted “FOR” the adoption of the merger agreement, “FOR” the adoption of the proposal to approve, by advisory (non-binding) vote, certain compensation arrangements for the executive officers in connection with the merger and “FOR” the adjournment or postponement of the special meeting, if necessary, to permit further solicitation of proxies.

If you hold shares of Fox Chase common stock in street name through a bank, broker or other nominee holder, the nominee holder may only vote your shares in accordance with your instructions. If you do not give specific instructions to your nominee holder as to how you want your shares voted, your nominee will indicate that it does not have authority to vote on the proposal, which will result in what is called a “broker non-vote.” Broker non-votes will be counted for determining whether there is a quorum present at the special meeting. Abstentions and broker non-votes with respect to the merger agreement will effectively act as “no” votes on such proposal, but will not affect the outcomes of the other proposals.

If any other matters are properly brought before the special meeting, the proxies named in the proxy card will have discretion to vote the shares represented by duly executed proxies in their sole discretion.

How to Vote Your Shares

Fox Chase shareholders may vote by one of the following methods:

Voting by Mail. You may vote by completing and returning the enclosed proxy card. Your proxy will be voted in accordance with your instructions. If you do not specify a choice on one of the proposals described in this joint proxy statement, your proxy will be voted in favor of that proposal.

Voting by Internet. If you are a registered shareholder, you may vote electronically through the Internet by following the instructions included with your proxy card. If your shares are registered in the name of a broker or other nominee, you may be able to vote via the Internet. If so, the voting form your nominee sends you will provide Internet instructions.

Voting by Phone. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call (800) 652-8683 and then follow the instructions.

Voting in Person. If you attend the meeting, you may deliver your completed proxy card in person or may vote by completing a ballot that will be available at the meeting. If your shares are registered in the name of a broker or other nominee and you wish to vote at the meeting, you will need to obtain a legal proxy from your bank or brokerage firm. Please consult the voting form sent to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at the special meeting. Should you have any questions on the procedure for voting your shares, please contact Fox Chase’s Corporate Secretary, Jerry D. Holbrook, telephone (215) 682-4107.

How to Change Your Vote

If you are a registered shareholder, you may revoke any proxy at any time before it is voted by (1) signing and returning a proxy card with a later date (if submitted your proxy by Internet or telephone, you can vote again by Internet or telephone), (2) delivering a written revocation letter to the Corporate Secretary of Fox Chase, or (3) attending the special meeting in person and voting by ballot at the special meeting. The Fox Chase Secretary’s mailing address is 4390 Davisville Road, Hatboro, Pennsylvania, 19040. If your shares are registered in the name of a broker or other nominee, you may revoke your proxy instructions by informing the holder of record in accordance with that entity’s procedures.

Solicitation of Proxies

Fox Chase will bear the cost of soliciting proxies for the Fox Chase special meeting. Fox Chase has engaged Laurel Hill to act as its proxy solicitor and to assist in the solicitation of proxies for the Fox Chase special meeting of shareholders. Fox Chase has agreed to pay Laurel Hill approximately $6,000, plus reasonable out-of-pocket expenses, for such services and will also indemnify Laurel Hill against certain claims, costs, damages, liabilities, and expenses.

In addition to solicitation of proxies by mail, Fox Chase will request that banks, brokers and other record holders send proxies and proxy material to the beneficial owners of Fox Chase common stock and secure their voting instructions. Fox Chase will reimburse the record holders for their reasonable expenses in taking those actions. If necessary, Fox Chase may use several of its regular employees, who will not be specially compensated, to solicit proxies from Fox Chase shareholders, either personally or by telephone, facsimile, letter or other electronic means.

Univest and Fox Chase will each bear the expenses incurred in connection with the copying, printing and distribution of this joint proxy statement/prospectus for their respective special meetings.

Fox Chase Affiliate Letter Agreements

As of the record date, directors and executive officers of Fox Chase and their affiliates had the right to vote 935,073 shares of Fox Chase common stock, or 7.9% of the outstanding Fox Chase common stock entitled to be voted at the special meeting. Each of the directors and the executive officers of Fox Chase has agreed to vote all shares of Fox Chase common stock owned by him in favor of adoption of the merger agreement and the transactions contemplated thereby.

Attending the Meeting

All holders of Fox Chase common stock, including shareholders of record and shareholders who hold their shares through banks, brokers, nominees or any other holder of record, are invited to attend the special meeting. Shareholders of record can vote in person at the special meeting. If you are not a shareholder of record, you must obtain a proxy executed in your favor from the record holder of your shares, such as a broker, bank or other nominee, to be able to vote in person at the special meeting. If you plan to attend the special meeting, you must hold your shares in your own name or have a letter from the record holder of your shares confirming your ownership and you must bring a form of personal photo identification with you in order to be admitted. We reserve the right to refuse admittance to anyone without both proper proof of share ownership and proper photo identification.

FOX CHASE SPECIAL MEETING—PROPOSAL NO. 1

ADOPTION OF THE MERGER AGREEMENT

Fox Chase is asking its shareholders to adopt the merger agreement. For a detailed discussion of the merger, including the terms and conditions of the merger agreement, see “The Merger,” beginning on page 41. As discussed in detail in the sections entitled “The Merger—Fox Chase’s Reasons for the Merger,” and “—Recommendation of Fox Chase’s Board of Directors,” beginning on pages 48 and 51, respectively, after careful consideration, the Fox Chase board of directors determined that the terms of the merger agreement and the transactions contemplated by it are in the best interests of Fox Chase’s shareholders and the board unanimously approved the merger agreement. Accordingly, Fox Chase’s board of directors unanimously recommends that Fox Chase shareholders vote “FOR” adoption of the merger agreement.

FOX CHASE SPECIAL MEETING—PROPOSAL NO. 2

ADVISORY (NON-BINDING) VOTE ON MERGER-RELATED COMPENSATION

FOR FOX CHASE’S NAMED EXECUTIVE OFFICERS

General

Pursuant to Rule 14a-21(c) of the Exchange Act and as required by the Dodd-Frank Act, Fox Chase is providing its shareholders with a separate advisory (non-binding) vote to approve the merger-related compensation for its named executive officers as described in “Interests of Fox Chase’s Directors and Executive Officers in the Merger—Quantification of Payments and Benefits to Fox Chase’s Named Executive Officers.”

Shareholders are being asked to approve the following resolution on an advisory (non-binding) basis:

“RESOLVED, that the compensation that may be paid or become payable to Fox Chase’s named executive officers in connection with the merger, and the agreement or understandings pursuant to which such compensation may be paid or become payable, in each case, as disclosed pursuant to Item 402(t) of Regulation S-K in “Interests of Fox Chase’s Directors and Executive Officers in the Merger” is hereby APPROVED.”

Approval of this advisory (non-binding) proposal is not a condition to completion of the merger. The vote is an advisory vote and will not be binding on Fox Chase or the surviving corporation in the merger. If the merger is completed, the merger-related compensation may be paid to Fox Chase’s named executive officers to the extent payable in accordance with the terms of their compensation agreements and arrangements and the outcome of this advisory (non-binding) vote will not affect Fox Chase’s or Univest’s obligations to make these payments even if Fox Chase shareholders do not approve, by advisory (non-binding) vote, this proposal.

The vote on the merger-related named executive officer compensation is separate from the vote to approve the merger agreement. You may vote “against” the merger-related named executive officer compensation and “for” approval of the merger agreement and vice versa. You also may abstain from this proposal and vote on the merger agreement proposal and vice versa.

Recommendation of the Fox Chase Board of Directors

The Fox Chase board unanimously recommends that you vote “FOR” the approval, in a non-binding advisory vote, of the merger-related named executive officer compensation proposal.

FOX CHASE SPECIAL MEETING—PROPOSAL NO. 3

AUTHORIZATION TO VOTE ON ADJOURNMENT OR OTHER MATTERS

General

If, at the Fox Chase special meeting, the number of shares of Fox Chase common stock, present in person or by proxy, is insufficient to constitute a quorum or the number of shares of Fox Chase common stock voting in favor is insufficient to adopt the merger agreement, Fox Chase management intends to adjourn the special meeting in order to enable the Fox Chase board of directors more time to solicit additional proxies. In that event, Fox Chase will ask its shareholders to vote only upon the adjournment proposal and not the proposal relating to adoption of the merger agreement.

In this proposal, Fox Chase is asking you to grant discretionary authority to the holder of any proxy solicited by the Fox Chase board of directors so that such holder can vote in favor of the proposal to adjourn the special meeting to solicit additional proxies. If the shareholders of Fox Chase approve the adjournment proposal, Fox Chase could adjourn the special meeting, and any adjourned session of the special meeting, and use the additional time to solicit additional proxies, including the solicitation of proxies from shareholders who have previously voted.

Generally, if the special meeting is adjourned, no notice of the adjourned meeting is required to be given to shareholders, other than an announcement at the special meeting of the place, date and time to which the meeting is adjourned.

Recommendation of the Fox Chase Board of Directors

The Fox Chase board of directors recommends a vote “FOR” the proposal to authorize the board of directors to adjourn the special meeting of shareholders to allow time for the further solicitation of proxies to adopt the merger agreement.

COMPARISON OF SHAREHOLDERS’ RIGHTS

The rights of Fox Chase shareholders are governed by Maryland law, including the MGCL, and Fox Chase’s articles of incorporation and bylaws. The rights of Univest shareholders are governed by Pennsylvania law, including the PBCL, and Univest’s articles of incorporation and bylaws.

Upon consummation of the merger, Fox Chase shareholders who receive stock consideration will become Univest shareholders. Consequently, after the merger, the rights of such shareholders will be governed by the articles of incorporation and bylaws of Univest and Pennsylvania law.

A summary of the material differences between the rights of Fox Chase and Univest shareholders follows. This summary is not intended to be a complete statement of all of such differences or a complete description of the specific provisions referred to therein, and is qualified in its entirety by reference to Pennsylvania law and the respective articles of incorporation and bylaws of Fox Chase and Univest.

Authorized Capital

Univest. Univest is authorized to issue 48,000,000 shares of common stock, par value $5.00 per share, and 10,000,000 shares of preferred stock, par value $5.00 per share.

Fox Chase. Fox Chase is authorized to issue 60,000,000 shares of common stock, par value $0.01 per share, and 1,000,000 shares of preferred stock, par value $0.01 per share.

Annual Meeting of Shareholders

Univest. Univest’s bylaws provide that an annual meeting will be held on such date, at such time, and at such place, as may be set by the board of directors or as may be designated in any notice from the secretary calling the meeting.

Fox Chase. Fox Chase’s bylaws provide than an annual meeting will be held on such date and at such time as may be fixed by the board of directors.

Special Meeting of Shareholders

Univest. Special meetings of the Univest shareholders can be called by the Chairman of the Board or by the majority vote of all the members of the board of directors entitled to vote.

Fox Chase. Special meetings of the Fox Chase shareholders can be called by the Chairman of the Board, the President of Fox Chase, by two-thirds of the board of directors, or by the Secretary of Fox Chase upon the written request of the holders of at least a majority of all shares outstanding and entitled to vote.

Cumulative Voting

Univest. Univest’s articles of incorporation prohibit cumulative voting in the election of directors.

Fox Chase. Fox Chase’s articles of incorporation prohibit cumulative voting in the election of directors.

Shareholder Nomination of Directors

Univest. Univest’s bylaws provide that nominations for the election of directors may be made by the board of directors or by any shareholder entitled to vote for the election of directors. Nominations made by the shareholders entitled to vote for the election of directors must be made by notice in writing, delivered or mailed to the Secretary of the corporation not less than fifty days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than twenty-one days’ notice of the meeting is given to shareholders, such nomination shall be delivered or mailed to the Secretary of the corporation not later than the close of the seventh day following the date on which notice of the meeting was mailed to shareholders.

Fox Chase. Fox Chase’s bylaws provide that nominations for the election of directors may be made by the board of directors or by any shareholder entitled to vote for the election of directors. Nominations for any candidate for election to the board of directors (other than any candidate proposed by the board of directors) must be made by timely notice in writing to the Secretary of the corporation not less than ninety days prior to the date of the meeting of shareholders at which directors are to be elected; provided, however, that if less than one hundred days’ notice of the date of the meeting is given to shareholders, notice by the shareholder must be received by the Secretary of the corporation no later than the close of business on the tenth day following the day on which such notice of the meeting date was mailed or publically disclosed.

Number of Directors

Univest. The number of Univest directors will be not less than five nor more than twenty-five as Univest’s board of directors may determine from time-to-time by resolution of a majority of the full board of directors. Univest’s board of directors currently has thirteen directors and one alternate director.

Fox Chase. The number of Fox Chase directors will be fixed from time to time exclusively by vote of the board of directors; provided however, that the number of directors will not be less than the minimum number of directors required by the MGCL. Fox Chase’s board currently consists of seven directors.

Director Qualifications

Univest. Each Univest director must be a Univest shareholder. No person is eligible to be newly elected or appointed as a director if such person has not previously been a director or an alternate director of Univest. A Univest director must retire from the board on the first day of the month following his or her seventy-second birthday. Notwithstanding the mandatory retirement, no later than the date on which the individual director must retire, the board of directors, by the affirmative vote of a majority of directors, may extend the retiring director’s service eligibility for up to an additional three years from the date on which the director would be required to retire.

Fox Chase. A person is not qualified to serve as director if he or she: (1) is under indictment for, or has ever been convicted of, a criminal offense involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year, or (2) is a person against who a banking agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal, or (3) has been found either by a regulatory agency whose decision is final and not subject to appeal or by a court to have (i) breached a fiduciary duty involving personal profit or (ii) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency.

Classes of Directors and Election of Directors

Univest. The Univest board of directors is divided into three classes, as nearly equal in number as possible, with each class being elected annually for a three-year term.

Fox Chase. The Fox Chase board of directors is divided into three classes, as nearly equal in number reasonably as possible, with each class being elected annually for a three-year term.

Filling Vacancies on the Board of Directors

Univest. Univest’s bylaws provide that vacancies in the board of directors, including vacancies resulting from an increase in the number of directors, may be filed by a director from the pool of alternate directors. Each person so elected to fill a vacancy in the board of directors will become a member of the same class of directors in which the vacancy existed. Any appointment by the board of directors shall be approved by a majority vote of the remaining members of the board of directors, even though it may be less than a quorum. Each director so elected will be a director until the class to which he/she was appointed stands for election and until his or her successor is elected and qualified.

Fox Chase. Fox Chase’s bylaws provide that vacancies in the board of directors for any reason may be filled by a majority of the directors then in office, even if the remaining directors do not constitute a quorum. Any director elected to fill a vacancy will be a director for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualified.

Special Meetings of the Board of Directors

Univest. Special meetings of Univest’s board of directors may be held whenever called by the Chairman of the Board, the President or by the majority vote of all of the members of the board of directors. Notice of the time and place of every special meeting, which need not specify the business to be transacted at the meeting and which may be either verbal or in writing, will be given by the Secretary to each member of the board of directors at least twenty-four hours before the time of such meeting excepting the organization meeting following the election of directors.

Fox Chase. Special meeting of Fox Chase’s board of directors may be called by the Chairman of the Board, the Chief Executive Officer, or by two-thirds of the members of the board of directors in writing. The Secretary shall give notice to each director of the date, time and place of each special meeting of the board of directors by personally delivering notice to him or her, either verbally or in writing at least twenty-four hours before the time of the meeting, or by mailing notice of the meeting to the director’s address of record at least seventy-two hours before the time of the meeting. Any director may waive notice of any meting either before or after it is held by filing a written waiver with the meeting records or by attending the meeting. Neither the business to be transacted at nor the purpose of any special meeting need be specified in the notice or waiver of notice of such meeting.

Anti-Takeover Provisions and Other Shareholder Protections

Univest. Under Univest’s articles of incorporation, any merger, consolidation, or share exchange involving Univest or any action that would result in the sale or other disposition of all or substantially all of the assets of Univest must be approved by the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock. Any complete liquidation or dissolution of Univest must be approved by the affirmative vote of holders of at least seventy-five percent of the shares outstanding and entitled to vote.

Univest has 48,000 shares of Series A Junior Participating Preferred Stock, par value $5.00 per share (the “Series A preferred stock”) authorized and reserved for issuance in connection with Univest’s shareholder rights plan as set forth in the Rights Agreement (the “Univest Rights Agreement”) dated September 30, 2011, between

Univest and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent. A copy of the Univest Rights Agreement has been filed with the SEC and is incorporated by reference in the registration statement of which this joint proxy statement/prospectus is a part. Under the rights plan, each outstanding share of Univest common stock has one right representing the right to purchase 1/1000 th of a share of Series A preferred stock. The exercise price of the right is $70.00 per share (the “Exercise Price”), subject to adjustment as set forth in the Univest Rights Agreement. The rights will expire on September 30, 2021, unless redeemed or exchanged prior to that date. The Univest board of directors may, in its discretion, extend the expiration date of the rights plan. The shares of Univest common stock issuable to Fox Chase shareholders in the merger will include the associated preferred share purchase rights under the rights plan.

The rights will not be exercisable until the distribution date described in the rights plan. The distribution date will not occur until the earlier to occur of the following two events:

•	the first date of a public announcement or disclosure that a person or group of affiliated or associated persons (an “Acquiring Person”) either (a) has become the beneficial owner of 15% or more of the outstanding shares of Univest common stock (except as permitted under the rights plan), or (b) has acquired beneficial ownership of additional shares of Univest common stock at a time when such person or group beneficially owns 15% or more of the outstanding shares of Univest common stock (except as permitted under the rights plan); or

•	the commencement of, or first public disclosure of an intention to commence, a tender or exchange offer for outstanding shares of Univest common stock which would result in such person or group beneficially owning more than 15% of the outstanding shares of Univest common stock.

Until the plan distribution date, the rights will be evidenced by the certificates representing shares of Univest’s common stock. On the plan distribution date, the rights agent will mail separate certificates evidencing the rights to common shareholders of record (other than to an Acquiring Person or any associate or affiliate of the Acquiring Person). Until a right is exercised, the holder has no rights as a preferred shareholder of Univest.

If any person or group acquires 15% or more of Univest’s common stock, except pursuant to a tender or exchange offer approved by Univest’s board of directors (a “Permitted Offer”), rights holders will be entitled to buy, upon exercise of a preferred share purchase right, that number of one one-thousandths (1/1000ths) of a share of Series A preferred stock equal to the number of shares of Univest common stock that, at the time, have a market value of twice the exercise price of the right. In the event any person becomes an Acquiring Person, except pursuant to a tender or exchange offer approved by Univest’s board of directors, all rights that are or were beneficially owned by an Acquiring Person or any associate or affiliate of such Acquiring Person will become null and void.

If Univest is acquired in a business combination with an Acquiring Person or any of its affiliates, associates or other related persons, or any other person if all shareholders of Univest are not treated alike, other than certain restructurings not resulting in any change of control of the Company, rights holders will be entitled to buy, for the purchase price, that number of shares of common stock of the acquiring corporation that, at the time, have a market value equal to the Exercise Price divided by one-half of the current market price of such common stock as of the date of the occurrence of the event. The board of directors of Univest has the right to redeem the purchase rights in certain circumstances for $0.001 per right, subject to adjustment.

The rights plan is designed to protect Univest’s shareholders in the event of unsolicited offers to acquire Univest and other coercive takeover tactics, which, in the opinion of the Univest board of directors, would impair its ability to represent shareholder interests. The rights plan may make an unsolicited takeover more difficult or less likely to occur or may prevent a takeover, even though it may offer Univest’s shareholders the opportunity to sell their stock at a price above the prevailing market rate and may be favored by a majority of Univest’s shareholders.

Fox Chase. Except as described below, under Fox Chase’s articles of incorporation, any merger, consolidation, liquidation, dissolution or sale of all or substantially all of the assets of Fox Chase must be approved by the affirmative vote of the holders of at least a majority of the total number of shares of all classes outstanding and entitled to vote.

Limitation on Liability and Indemnification of Directors and Officers

Univest. As permitted by Pennsylvania law, under Univest’s bylaws, to the fullest extent authorized or permitted by Pennsylvania law, a director of Univest will not be personally liable for monetary damages for any act or omission unless such director breached or failed to perform the duties of his office, and such breach or failure constitutes self-dealing, willful misconduct or recklessness. The provision does not affect a director’s responsibility or liability under any criminal statute or liability for payment of taxes. Univest’s bylaws also require Univest to indemnify all current and former directors, alternate directors, officers, employees, and agents and all persons who serve as a director, alternate director, officer, employee, or agent of another entity at the request of Univest, against all expenses and liabilities reasonably incurred by, or imposed upon such person in connection with, or resulting from the defense of any civil or criminal action, suit or proceeding, including an action or proceeding by or in the right of the Univest, in which such person is made a party or are otherwise involved by reason of being or having served in such capacity with Univest or such other entity, except with respect to any matter as to which such person shall be finally adjudged in such action, suit or proceeding to have been liable for willful misconduct or recklessness in the performance of the duties of his or her respective position. Univest may pay expenses incurred by such persons indemnified in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified.

Fox Chase. Except as described below, under Fox Chase’s articles of incorporation, to the fullest extent authorized or permitted by Maryland law, directors and officers, while serving Fox Chase or at its request any other entity, shall be indemnified, as well as other employees and agents to the extent authorized by the board of directors. Indemnification may be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding. Pursuant to Maryland law, Fox Chase may indemnify any director unless it is established that the act or omission of the director was material to the proceeding in question and was committed in bad faith or was the result of active and deliberate dishonesty, the director actually received an improper personal benefit, or, in the case of any criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful.

Pennsylvania Anti-Takeover Provisions

Under the PBCL, certain anti-takeover provisions apply to Pennsylvania “registered corporations” (e.g., publicly traded companies) including those relating to (i) control share acquisitions, (ii) disgorgement of profits by certain controlling persons, (iii) business combination transactions with interested shareholders and (iv) the rights of shareholders to demand fair value for their stock following a control transaction. Pennsylvania law allows registered corporations to opt-out of any of these anti-takeover provisions. Univest is a registered corporation under the PBCL. A general summary of the applicable anti-takeover provisions is set forth below.

Control Share Acquisitions. Pennsylvania law limits control share acquisitions relating to the act of acquiring for the first time voting power over voting shares (other than shares owned since January 1, 1988 and any additional shares distributed with respect to such shares) equal to at least 20%, 33-1/3% and 50% of the voting power of the corporation. Once a control share acquisition has occurred, then all shares in excess of the triggering threshold, plus shares purchased at any time with the intention of acquiring such voting power and shares purchased within 180 days of the date the triggering threshold was exceeded, are considered control shares. Control shares cannot vote either until their voting rights have been restored by two separate votes of the shareholders, described below, at a meeting or until they have been transferred to a person who does not thereby also become the holder of control shares.

The holder of control shares may wait until the next annual or special meeting after the acquisition took place to submit the request for the restoration of voting rights to the shareholders, or the acquiring person may accelerate the process by agreeing to underwrite the cost of a special meeting of shareholders for that purpose. In either case, the acquiring person is required to furnish for distribution to the shareholders an information statement containing a detailed disclosure concerning the acquiring person, its intentions with respect to ownership of securities of the corporation and other matters. As an alternative, a person proposing to make a control share acquisition may request prospective approval by the shareholders of the exercise of the voting rights of the shares proposed to be acquired. Two shareholders’ votes are required to approve the restoration of voting rights: (i) the approval of an absolute majority of all voting power must be obtained, and all voting shares are entitled to participate in this vote; and (ii) the approval of an absolute majority of all disinterested shareholders must be obtained.

For a period of 24 months after the later of (i) a control share acquisition by an acquiring person who does not properly request consideration of voting rights, or (ii) the denial of such a request or lapse of voting rights, the corporation may redeem all the control shares at the average public market sales price of the shares on the date notice of the call for redemption is given by the corporation.

Disgorgement of Profits by Certain Controlling Persons. Pennsylvania law regarding disgorgement of profits by certain controlling persons applies if (i) any person or group publicly discloses that the person or group may acquire control of the corporation, or (ii) a person or group acquires (or publicly discloses an intent to acquire) 20% or more of the voting power of the corporation and, in either case, sells shares within 18 months thereafter. Any profits from sales of equity securities of the corporation received by the person or group during such 18-month period will belong to the corporation if the securities that were sold were acquired during the 18-month period or within 24 months prior thereto.

Business Combination Transactions with Interested Shareholders. Pennsylvania law prohibits certain business combinations with certain ‘interested shareholders,’ persons who acquire the direct or indirect beneficial ownership of shares entitled to cast at least 20% of the votes entitled to be cast for the election of directors. A corporation subject to this provision may not effect mergers or certain other business combinations with the interested shareholder for a period of five years, unless:

•	the business combination or the acquisition of stock by means of which the interested shareholder became an interested shareholder is approved by the corporation’s board of directors prior to such stock acquisition;

•	the business combination is approved by the affirmative vote of the holders of all the outstanding shares of common stock of the corporation; or

•	the business combination is approved by the affirmative vote of the holders of a majority of all shares entitled to vote, excluding votes of shares held by the interested shareholders, and at the time of such vote, the interested shareholder is the beneficial owner of at least 80% of the voting shares of the corporation. This exception applies only if the value of the consideration to be paid by the interested shareholder in connection with the business combination satisfies certain fair price requirements

After the five-year restricted period, an interested shareholder of the corporation may engage in a business combination with the corporation if (i) the business combination is approved by the affirmative vote of a majority of the shares other than those beneficially owned by the interested shareholder and its affiliates, or (ii) the merger is approved at a shareholders meeting and certain fair price requirements are met.

Rights of Shareholders to Demand Fair Value for Stock Following a Control Transaction. Pennsylvania law regarding the ability of shareholders to dispose of their stock following a control transaction provides, generally, that a person or group that acquires more than 20% of the voting power to elect directors of the corporation is a controlling person and must give prompt notice to each shareholder of record. The other shareholders are then entitled to demand that the controlling person pay them the fair value of their shares under specified procedures. Fair value may not be less than the highest price paid per share by the controlling person at any time during the 90-day period ending on and including the date on which the controlling person became such, plus any increment representing any value, such as a control premium, that is not reflected in such price.

Voting Rights

Amendment of Articles of Incorporation.

Pennsylvania law provides that shareholders of registered corporations, such as Univest, are not entitled by statute to propose amendments to the articles of incorporation.

Under Pennsylvania law, an amendment to the articles of incorporation requires the approval of the board of directors and, except in limited cases where a greater vote may be required, the affirmative vote of a majority of the votes cast by all shareholders within each class or series of shares if such class or series is entitled to vote on the matter as a class.

Univest. Univest shareholders are not entitled by statute to propose amendments to the articles of incorporation. Univest’s articles of incorporation may be amended as provided under Pennsylvania law by (i) the affirmative vote of 75% of the issued and outstanding shares of capital stock entitled to vote or (ii) by the affirmative vote of a majority of the board of directors and the affirmative vote of a majority of the issued and outstanding shares of capital stock entitled to vote.

Fox Chase. Fox Chase’s articles may be amended by a majority vote of outstanding shares of capital stock entitled to vote in accordance with Maryland law; provided, however that certain provisions relating to limitations on the voting of common stock, the classification of directors, limitations on liability and amendment of the articles and bylaws require the affirmative vote of 75% of the issued and outstanding shares of capital stock entitled to vote.

Amendment of Bylaws.

Univest. Univest’s bylaws may be amended or repealed, in whole or in part, by a majority vote of members of the board of directors at any regular or special meeting of the board duly convened. This authority is subject to the power of the shareholders to make, amend, alter, change, or repeal the bylaws by the affirmative vote of 75% of the shares of the corporation’s outstanding stock entitled to vote.

Fox Chase. Fox Chase’s bylaws may be amended or repealed, in whole or in part, by a majority vote of members of the board of directors at any regular or special meeting of the board duly convened. The shareholders may adopt, repeal, alter, amend or rescind Fox Chase’s bylaws, provided that the holders of at least 75% of the common stock vote together as a single class.

MARKET PRICE AND DIVIDEND INFORMATION

Univest common stock is listed on The Nasdaq Global Select Market under the symbol “UVSP.” Fox Chase’s common stock is also listed on The Nasdaq Global Select Market under the symbol “FXCB.” The following table sets forth the high and low sales prices of shares of Univest’s common stock and the quarterly cash dividends declared per share for the periods indicated.

	Univest Common Stock			Fox Chase Common Stock
	High	Low	Dividend	High	Low	Dividend
2013
First Quarter	$18.00	$16.26	$0.20	$17.58	$16.07	$0.06
Second Quarter	19.18	16.10	0.20	17.24	16.07	0.06
Third Quarter	20.98	18.50	0.20	18.22	16.16	0.08
Fourth Quarter	21.48	18.41	0.20	18.24	17.05	0.08

2014
First Quarter	21.04	17.67	0.20	18.08	16.70	0.26
Second Quarter	21.37	18.95	0.20	17.14	15.68	0.10
Third Quarter	21.54	18.28	0.20	17.33	15.86	0.12
Fourth Quarter	20.70	18.50	0.20	17.32	16.17	0.12

2015
First Quarter	20.61	18.31	0.20	17.03	16.05	0.26
Second Quarter	20.92	18.77	0.20	17.06	16.19	0.14
Third Quarter	20.88	18.55	0.20	17.70	16.58	0.14
Fourth Quarter	21.19	18.77	0.20	20.78	17.09	0.14

2016
First Quarter	20.98	18.43	0.20	20.76	18.37	0.28
Second Quarter (through April 29, 2016)	20.31	18.81	—	20.30	18.92	0.14

On December 7, 2015, the last full trading day before the public announcement of the merger agreement, the closing price of shares of Univest common stock as reported on The Nasdaq Stock Market was $20.53 and the closing price of Fox Chase common stock was $18.38. On April 29, 2016, the last practicable trading day before the date of this joint proxy statement/prospectus, the closing price of shares of Univest common stock as reported on The Nasdaq Stock Market was $19.74 and the closing price of shares of Fox Chase common stock was $19.71.

Both Univest and Univest Bank are subject to various general regulatory policies relating to the payment of dividends, including requirements to maintain adequate capital above regulatory minimums.

Fox Chase shareholders are advised to obtain current market quotations for Univest common stock. The market price of Univest common stock will fluctuate between the date of this joint proxy statement/prospectus and the completion of the merger. No assurance can be given concerning the market price of Univest common stock before or after the effective date of the merger.

As of the record date, there were 11,769,390 shares of Fox Chase common stock outstanding, which were held by 947 holders of record. As of the record date, there were 19,616,172 shares of Univest common stock outstanding, which were held by 2,025 holders of record.

LEGAL MATTERS

The validity of the Univest common stock to be issued in connection with the merger will be passed upon for Univest by Stevens & Lee, P.C. Certain U.S. federal income tax consequences relating to the merger will also be passed upon for Univest by Stevens & Lee, P.C. and for Fox Chase by Luse Gorman, PC.

EXPERTS

The consolidated financial statements of Univest and its subsidiaries as of December 31, 2015 and 2014, and for each of the years in the three-year period ended December 31, 2015, and management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2015 have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The consolidated financial statements of Fox Chase and its subsidiary as of December 31, 2015 and for the year then ended and the effectiveness of Fox Chase’s internal control over financial reporting as of December 31, 2015 have been audited by Crowe Horwath LLP, an independent registered public accounting firm, as set forth in their report appearing in our Annual Report on Form 10-K for the year ended December 31, 2015 and incorporated in this prospectus by reference. Such consolidated financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The consolidated financial statements of Fox Chase Bancorp and subsidiary as of December 31, 2014, and for each of the years in the two-year period ended December 31, 2014, have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Univest has filed with the SEC a registration statement under the Securities Act that registers the distribution to Fox Chase shareholders of the shares of Univest common stock to be issued in connection with the merger. This joint proxy statement/prospectus is a part of that registration statement and constitutes a prospectus of Univest and a proxy statement of Univest for its special meeting and a proxy statement of Fox Chase for its special meeting. The registration statement, including the attached exhibits, contains additional relevant information about Univest common stock. The rules and regulations of the SEC allow us to omit certain information included in the registration statement from this joint proxy statement/prospectus.

You may read and copy this information at the Public Reference Room of the SEC at 100 F Street, NE, Room 1580, Washington, D.C. 20549. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330 or on the SEC’s website at www.sec.gov.

Information on any Univest or Fox Chase website is not part of this joint proxy statement/prospectus, and you should not rely on that information in deciding whether to approve any of the proposals described in this joint proxy statement/prospectus.

The SEC allows Univest to incorporate by reference information in this joint proxy statement/prospectus. This means that Univest can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this joint proxy statement/prospectus, except for any information that is superseded by information that is included directly in this joint proxy statement/prospectus.

The following documents filed by Univest (Commission File No. 0-17077) with the SEC are hereby incorporated in this joint proxy statement/prospectus:

•	Annual Report on Form 10-K for the year ended December 31, 2015;

•	Current Reports filed on Form 8-K dated January 27, 2016; February 22, 2016; February 24, 2016; March 2, 2016; April 20, 2016; April 26, 2016; and April 27, 2016 (in each case except to the extent furnished but not filed);

•	The Definitive Proxy Statement for the 2016 annual meeting of shareholders; and

•	The description of the common stock which is contained in the Registration Statement on Form S-14 filed on March 1, 1973, including any amendment or report filed for the purpose of updating such description.

The following documents filed by Fox Chase (Commission File No. 000-54025) with the SEC are hereby incorporated in this joint proxy statement/prospectus:

•	Annual Report on Form 10-K for the year ended December 31, 2015, as amended by Form 10-K/A filed March 28, 2016;

•	Current Reports filed on Form 8-K dated January 27, 2016 and April 28, 2016 (in each case except to the extent furnished but not filed); and

•	The description of the common stock which is contained in the Registration Statement on Form 8-K12G3 filed pursuant to Section 12 of the Securities Exchange Act filed on June 29, 2010, including any amendment or report filed for the purpose of updating such description.

All documents filed by Univest and Fox Chase pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this joint proxy statement/prospectus but before the earlier of (1) in the case of Univest, the date of the Univest special meeting, and in the case of Fox Chase, the date of the Fox Chase special meeting, or (2) the termination of the merger agreement, are hereby incorporated by reference into this joint proxy statement/prospectus and shall be deemed a part of this joint proxy statement/prospectus from the date they are filed (other than the portions of those documents not deemed to be filed). These documents include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements.

Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this joint proxy statement/prospectus to the extent that a statement contained herein or in any subsequently filed document which is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this joint proxy statement/prospectus.

Univest has supplied all information contained or incorporated by reference in this joint proxy statement/prospectus relating to Univest, and Fox Chase has supplied all information relating to Fox Chase.

Documents incorporated by reference are available from Univest without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference as an exhibit in this joint proxy statement/prospectus. You can obtain documents incorporated by reference in this joint proxy statement/prospectus by requesting them in writing or by telephone from Univest at the following addresses:

Univest Corporation of Pennsylvania

14 North Market Street

Souderton, Pennsylvania 18964

Attention: Megan Duryea Santana, Esq.

Telephone: (877) 723-5571

Fox Chase Bancorp, Inc.

4390 Davisville Road

Hatboro, Pennsylvania 19040

Attention: Jerry D. Holbrook

Telephone: (215) 682-4107

Univest shareholders requesting documents should do so by June 7, 2016 to receive them before the special meeting. Univest shareholders will not be charged for any of these documents that they request. If you request any incorporated documents, Univest will mail them to you by first class mail, or another equally prompt means after it receives your request.

Fox Chase shareholders requesting documents should do so by June 7, 2016 to receive them before the special meeting. Fox Chase shareholders will not be charged for any of these documents that they request. If you request any incorporated documents, Fox Chase will mail them to you by first class mail, or another equally prompt means after it receives your request.

Neither Univest nor Fox Chase has authorized anyone to give any information or make any representation about the merger or our companies that is different from, or in addition to, that contained in this joint proxy statement/prospectus or in any of the materials that have been incorporated in this joint proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this joint proxy statement/prospectus or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this joint proxy statement/prospectus does not extend to you. The information contained in this joint proxy statement/prospectus speaks only as of the date of this joint proxy statement/prospectus unless the information specifically indicates that another date applies.

This joint proxy statement/prospectus contains a description of the representations and warranties that each of Univest and Fox Chase made to the other in the merger agreement. Representations and warranties made by Univest and Fox Chase are also set forth in contracts and other documents that are attached or filed as exhibits to this joint proxy statement/prospectus or are incorporated by reference into this joint proxy statement/prospectus. These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to between the parties in connection with negotiating the terms of the agreement, and may have been included in the agreement for the purpose of allocating risk between the parties rather than to establish matters as facts. Accordingly, the representations and warranties and other provisions of the merger agreement should not be read alone, but instead should be read only in conjunction with the other information provided elsewhere in this joint proxy statement/prospectus or incorporated by reference into this joint proxy statement/prospectus.

ANNEX A

AGREEMENT AND PLAN OF MERGER

BY AND BETWEEN

UNIVEST CORPORATION OF PENNSYLVANIA

AND

FOX CHASE BANCORP, INC.

dated as of

DECEMBER 8, 2015

(i)

(ii)

Exhibit A	Form of Fox Chase Affiliate Letter
Exhibit B	Form of Univest Affiliate Letter

(iii)

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of December 8, 2015, is made between Univest Corporation of Pennsylvania, a Pennsylvania corporation (“Univest”), and Fox Chase Bancorp, Inc., a Maryland corporation (“Fox Chase”). Certain capitalized terms have the meanings given to them in Article I.

RECITALS

1. The board of directors of each of Univest and Fox Chase (i) has determined that this Agreement and the business combination and related transactions contemplated hereby are in the best interests of their respective companies, shareholders and other constituencies and (ii) has approved this Agreement; and

2. In accordance with the terms of this Agreement, Fox Chase will merge with and into Univest (the “Merger”); and

3. At or prior to the execution and delivery of this Agreement, each of the directors of Fox Chase and the executive officers of Fox Chase identified on Fox Chase Disclosure Schedule 1.1 has executed a letter agreement in favor of Univest, in the form attached hereto as Exhibit A, dated as of the date hereof (the “Fox Chase Affiliate Letter”), pursuant to which each such director or executive officer has agreed, among other things, to vote all shares of Fox Chase Common Stock owned by such Person in favor of the approval of this Agreement and the transactions contemplated hereby; and

4. At or prior to the execution and delivery of this Agreement, each of the directors and executive officers of Univest has executed a letter agreement in favor of Fox Chase, in the form attached hereto as Exhibit B, dated as of the date hereof (the “Univest Affiliate Letter”), pursuant to which each such director or executive officer has agreed, among other things, to vote all shares of Univest Common Stock owned by such Person in favor of the approval of this Agreement and the transactions contemplated hereby; and

5. The parties intend the Merger to qualify as a reorganization within the meaning of Section 368(a) of the Code and this Agreement is intended to be and is adopted as a plan of reorganization for purposes of Sections 354 and 361 of the Code; and

6. The parties desire to make certain representations, warranties and agreements in connection with the business combination and related transactions described in this Agreement and to prescribe certain conditions thereto.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

1.1. Certain Definitions.

As used in this Agreement, the following capitalized terms have the following meanings (unless the context otherwise requires, references to Articles and Sections refer to Articles and Sections of this Agreement).

Accounting terms used in this Agreement without definition shall have the meanings given to such terms in accordance with GAAP.

“Additional Consideration” shall have the meaning set forth in Section 10.1(i)(ii).

“Affiliate” means any Person who, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person and, without limiting the generality of the foregoing, includes any executive officer or director of such Person and any Affiliate of such executive officer or director.

“Agreement” means this agreement, together with the Exhibits, the Fox Chase Disclosure Schedule and the Univest Disclosure Schedule, and any amendments hereto.

“All Cash Election” shall have the meaning set forth in Section 3.2(b)(ii).

“All Stock Election” shall have the meaning set forth in Section 3.2(b)(i).

“Anticipated Stock Conversion Number” shall have the meaning set forth in Section 3.2(f).

“Articles of Merger” shall mean the articles of merger to be executed by Univest and Fox Chase and filed with the PDS in accordance with the laws of the Commonwealth of Pennsylvania and the MGCL in accordance with the laws of the State of Maryland.

“Bank Merger” shall mean the merger of Fox Chase Bank with and into Univest Bank, with Univest Bank as the surviving institution, as contemplated by Section 2.7.

“Bank Plan of Merger” shall have the meaning set forth in Section 2.7.

“Bank Regulator” shall mean any federal or state banking regulator, including but not limited to the FRB, the FDIC and the PDB, that regulates Univest Bank or Fox Chase Bank, or any of their respective holding companies or subsidiaries, as the case may be.

“BHCA” shall mean the Bank Holding Company Act of 1956, as amended.

“Cash Consideration” shall have the meaning set forth in Section 3.1(c).

“Cash Election Shares” shall have the meaning set forth in Section 3.2(g)(i).

“Cash Proration Factor” shall have the meaning set forth in Section 3.2(g)(ii)(B).

“Certificate” shall mean certificates evidencing shares of Fox Chase Common Stock (it being understood that any reference herein to “Certificate” shall be deemed to include reference to book-entry account statements relating to the ownership of shares of Fox Chase Common Stock).

“Claim” shall have the meaning set forth in Section 7.11(a).

“Closing” shall have the meaning set forth in Section 2.2(a).

“Closing Date” shall have the meaning set forth in Section 2.2(a).

“COBRA” shall mean the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and the regulations promulgated thereunder.

“Code” shall mean the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder.

“Common Stock Consideration” shall have the meaning set forth in Section 3.1(c).

“Confidentiality Agreement” shall mean the confidentiality agreement referred to in Section 11.1 of this Agreement.

“Determination Date” shall have the meaning set forth in Section 10.1(i).

“Effective Time” shall have the meaning set forth in Section 2.2(a).

“Election Deadline” shall have the meaning set forth in Section 3.2(c).

“Election Form” shall have the meaning set forth in Section 3.2(c).

“Environmental Laws” means any federal, state or local law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any applicable Governmental Entity relating to (i) the protection, preservation or restoration of the environment (including, without limitation, air, water vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, plant and animal life or any other natural resource), and/or (ii) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Materials of Environmental Concern. The term Environmental Laws includes without limitation (a) the Comprehensive Environmental Response, Compensation and Liability Act, as amended; the Resource Conservation and Recovery Act, as amended; the Clean Air Act, as amended; the Federal Water Pollution Control Act, as amended; the Toxic Substances Control Act, as amended; the Emergency Planning and Community Right to Know Act, the Safe Drinking Water Act; and all comparable state and local laws, and (b) any common law (including without limitation common law that may impose strict liability) that may impose liability or obligations for injuries or damages due to the presence of or exposure to any Materials of Environmental Concern.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“ERISA Affiliate” shall have the meaning set forth in Section 4.12(c).

“ESOP” means the Fox Chase Bank Employee Stock Ownership Plan as initially effective as of January 1, 2006, as modified, amended or restated from time to time and the Fox Chase Bank Employee Stock Ownership Trust.

“ESOP Loan” means the outstanding indebtedness as of the Closing Date owed to Fox Chase by the ESOP pursuant to the ESOP Loan Agreements and Notes, dated as of September 29, 2006 and June 29, 2010, respectively, each by and between Fox Chase and the ESOP trustee.

“ESOP Pledge Agreement” means the ESOP Pledge Agreements, dated as of September 29, 2006 and June 29, 2010, respectively, each by and between Fox Chase and the Trustee, relating to the ESOP Loan and granting Fox Chase a security interest in the pledged shares.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exchange Agent” shall mean Broadridge Financial Solutions, Inc., or a bank or trust company or other agent designated by Univest and reasonably acceptable to Fox Chase, which shall act as agent for Univest in connection with the exchange procedures for exchanging certificates for shares of Fox Chase Common Stock for certificates for shares of Univest Common Stock as provided in Article III.

“Exchange Fund” shall have the meaning set forth in Section 3.2(a)(i).

“Exchange Ratio” shall have the meaning set forth in Section 3.1(c).

“FDIA” shall mean the Federal Deposit Insurance Act of 1950, as amended.

“FDIC” shall mean the Federal Deposit Insurance Corporation or any successor thereto.

“FHLB” shall mean the Federal Home Loan Bank of Pittsburgh.

“Final Index Price” shall have the meaning set forth in Section 10.1(i).

“Fox Chase” shall mean Fox Chase Bancorp, Inc., a Maryland corporation, with its principal offices located at 4390 Davisville Road, Hatboro, Pennsylvania 19040. References to Fox Chase shall mean Fox Chase on a consolidated basis unless the context clearly indicates otherwise.

“Fox Chase Acquisition Proposal” shall have the meaning set forth in Section 6.8(a).

“Fox Chase Acquisition Transaction” shall have the meaning set forth in Section 6.8(a).

“Fox Chase Affiliate Letters” shall have the meaning set forth in the Recitals.

“Fox Chase Bank” shall mean Fox Chase Bank, a Pennsylvania-chartered savings bank, with its principal offices located at 4390 Davisville Road, Hatboro, Pennsylvania 19040, which is a wholly owned subsidiary of Fox Chase.

“Fox Chase Benefit Plan” shall have the meaning set forth in Section 4.12(a).

“Fox Chase Common Stock” shall mean the common stock, par value $0.01 per share, of Fox Chase.

“Fox Chase Disclosure Schedule” shall mean a written disclosure schedule delivered by Fox Chase to Univest specifically referring to the appropriate Section of this Agreement.

“Fox Chase Employee Severance Compensation Plan” shall have the meaning set forth in Section 7.10(e).

“Fox Chase Financial Statements” shall mean (i) the audited consolidated financial statements of Fox Chase as of December 31, 2014, and for the three years ended December 31, 2014, including the notes thereto, and (ii) the unaudited interim consolidated financial statements of Fox Chase as of the end of each calendar quarter following December 31, 2014 and for the periods then ended, including the notes thereto.

“Fox Chase Option Consideration” shall have the meaning set forth in Section 2.8(c).

“Fox Chase Material Contracts” shall have the meaning set forth in Section 4.8(c).

“Fox Chase Recommendation” shall have the meaning set forth in Section 8.1(a).

“Fox Chase Regulatory Agreement” shall have the meaning set forth in Section 4.11(c).

“Fox Chase Regulatory Reports” means the Call Reports of Fox Chase Bank and accompanying schedules, as filed with the FDIC, for each calendar quarter beginning with the quarter ended December 31, 2014, through the Closing Date, and all reports filed with the PDB or FRB by Fox Chase or Fox Chase Bank from December 31, 2014 through the Closing Date.

“Fox Chase Representative” shall have the meaning set forth in Section 6.8(a).

“Fox Chase Shareholders’ Meeting” shall have the meaning set forth in Section 8.1(a).

“Fox Chase Stock Awards” shall have the meaning set forth in Section 2.8(a).

“Fox Chase Stock Options” shall have the meaning set forth in Section 2.8(a).

“Fox Chase Stock Option Plans” shall mean the Fox Chase 2007 Equity Incentive Plan and the Fox Chase 2011 Equity Incentive Plan.

“Fox Chase Stock Plans” shall have the meaning set forth in Section 2.8.

“Fox Chase Subsequent Determination” shall have the meaning set forth in Section 6.8(e).

“Fox Chase Subsidiary” means any corporation, partnership, limited liability company or other entity of which more than 50% of the outstanding capital stock or partnership, membership or other equity interests is owned, either directly or indirectly, by Fox Chase or Fox Chase Bank, except any corporation, partnership, limited liability company, or other entity the stock, partnership, membership or other equity interests of which is held in the ordinary course of the lending activities of Fox Chase Bank or on the basis of a “debt previously contracted.”

“FRB” shall mean the Board of Governors of the Federal Reserve System and, where appropriate, the Federal Reserve Bank of Philadelphia.

“GAAP” shall mean the current accounting principles generally accepted in the United States of America, consistently applied with prior practice.

“Griffin” shall have the meaning set forth in Section 5.11.

“Governmental Entity” shall mean any federal or state court, administrative agency or commission or other governmental authority or instrumentality.

“Indemnified Parties” shall have the meaning set forth in Section 7.11(a).

“Index Group” shall have the meaning set forth in Section 10.1(i).

“Index Ratio” shall have the meaning set forth in Section 10.1(i).

“Initial Index Price” shall have the meaning set forth in Section 10.1(i).

“Initial Univest Market Value” shall have the meaning set forth in Section 10.1(i).

“IRS” shall mean the United States Internal Revenue Service.

“Knowledge” of Fox Chase means the actual knowledge of any of the officers of Fox Chase listed on Fox Chase Disclosure Schedule 1.1 and “Knowledge” of Univest means the actual knowledge of any of the officers of Univest listed on Univest Disclosure Schedule 1.1. Use in this Agreement of the words “know,” “knows,” or “known” shall in each case mean having “Knowledge.”

“Letter of Transmittal” shall have the meaning set forth in Section 3.2(a)(ii).

“Liens” shall have the meaning set forth in Section 4.2(b).

“MGCL” shall mean the Maryland General Corporation Law.

“Material Adverse Effect” shall mean, with respect to Univest or Fox Chase, respectively, any event, circumstance, change, occurrence or effect that (i) is material and adverse to the financial condition, results of operations or business of Univest and the Univest Subsidiaries taken as a whole, or Fox Chase and the Fox Chase Subsidiaries taken as a whole, respectively, or (ii) does or would materially impair the ability of either Fox Chase, on the one hand, or Univest, on the other hand, to perform its obligations under this Agreement or otherwise materially threaten or materially impede the consummation of the transactions contemplated by this Agreement; provided that “Material Adverse Effect” shall not be deemed to include the impact of the following on the financial condition, results of operations or business of the parties and their respective subsidiaries: (a) changes in laws and regulations affecting banks or their holding companies generally, or interpretations thereof by courts or Governmental Entities that do not have a materially disproportionate impact on such party; (b) changes in GAAP or regulatory accounting principles generally applicable to financial institutions and their holding companies that do not have a materially disproportionate impact on such party; (c) actions and omissions of a party hereto (or any of the Fox Chase Subsidiaries or Univest Subsidiaries, as applicable) taken with the prior written consent of the other party in furtherance of the transactions contemplated hereby; (d) the announcement of this Agreement and the transactions contemplated hereby, and compliance with this Agreement, including reasonable expenses incurred by the parties hereto in consummating the transactions contemplated by this Agreement; (e) changes in national political or social conditions including the engagement by the United States in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon or within the United States, or any of its territories, possessions or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States that do not have a materially disproportionate impact on such party; (f) economic, financial market or geographical conditions in general, including changes in economic and financial markets, interest rates, and regulatory or political conditions whether resulting from acts of terrorism, war or otherwise, that do not have a materially disproportionate adverse effect on such party; or (g) any action taken in compliance with or in furtherance of any resolution or agreement with or at the direction of a Bank Regulator or in accordance or compliance with a Regulatory Agreement and the direct or indirect costs, consequences, or effects thereof.

“Materials of Environmental Concern” means pollutants, contaminants, wastes, toxic substances, petroleum and petroleum products, and any other hazardous or toxic materials regulated under Environmental Laws.

“Maximum Amount” shall have the meaning set forth in Section 7.11(d).

“Merger” shall have the meaning set forth in the Recitals to this Agreement.

“Merger Consideration” shall have the meaning set forth in Section 3.1(c).

“Mixed Election” shall have the meaning set forth in Section 3.2(b)(iii).

“Nasdaq” shall mean The Nasdaq Stock Market.

“New Certificates” shall have the meaning set forth in Section 3.2(a)(i) (it being understood that any reference to “New Certificates” shall be deemed to include reference to book-entry account statements relating to the ownership of Univest Common Stock).

“Non-Election Proration Factor” shall have the meaning set forth in Section 3.2(g)(ii)(A).

“Non-Election Shares” shall have the meaning set forth in Section 3.2(b)(iv).

“Notice of Superior Proposal” shall have the meaning set forth in Section 6.8(e).

“OFAC” means the Office of Foreign Assets Control within the U.S. Department of the Treasury.

“Option Payment Amount” means the sum of: (1) $8.40 (equal to 40% of the cash consideration) plus (2) .5839 (equal to 60% of the per share Exchange Ratio of .9731) multiplied by the average of the daily closing prices of Univest Common Stock for the twenty consecutive trading days ending on the fifth trading day immediately preceding the Closing Date.

“Other Real Estate Owned” shall mean any real estate acquired through foreclosure or by a deed in lieu of foreclosure, or any real estate classified as Other Real Estate Owned or Real Estate Owned.

“PBCL” shall mean the Pennsylvania Business Corporation Law of 1988, as amended.

“PDB” shall mean the Pennsylvania Department of Banking and Securities.

“PDS” shall mean the Pennsylvania Department of State.

“Piper” shall have the meaning set forth in Section 4.14.

“Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, association, company, trust, “group” (as that term is defined under the Exchange Act), or any other legal entity.

“Proxy Statement-Prospectus” shall have the meaning set forth in Section 8.2(a).

“Registration Statement” shall mean the Registration Statement on Form S-4, or other applicable form, together with all amendments, filed with the SEC under the Securities Act for the purpose of registering shares of Univest Common Stock to be offered to holders of Fox Chase Common Stock in connection with the Merger.

“Regulatory Approvals” shall mean the approval of any Bank Regulator that is necessary in connection with the consummation of the Merger or the Bank Merger, and the related transactions contemplated by this Agreement.

“Representative” shall have the meaning set forth in Section 3.2(d).

“Rights” shall mean warrants, options, rights, convertible securities, stock appreciation rights and other arrangements or commitments which obligate a Person to issue or dispose of any of its capital stock.

“SEC” shall mean the Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Securities Laws” shall mean the Securities Act; the Exchange Act; the Investment Company Act of 1940, as amended; the Investment Advisers Act of 1940, as amended; the Trust Indenture Act of 1939, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Shortfall Number” shall have the meaning set forth in Section 3.2(g)(ii).

“Starting Date” shall have the meaning set forth in Section 10.1(i).

“Stock Election Number” shall have the meaning set forth in Section 3.2(f).

“Stock Election Shares” means shares of Fox Chase Common Stock that the holders thereof have elected to convert into the Common Stock Consideration.

“Stock Proration Factor” shall have the meaning set forth in Section 3.2(g)(i).

“Superior Proposal” shall have the meaning set forth in Section 6.8(b).

“Suspense Shares” means 486,451 shares of Fox Chase Common Stock held in the suspense account pursuant to the ESOP, ESOP Loan and ESOP Pledge Agreement.

“Tax” or “Taxes” shall mean all federal, state, local and foreign income, excise, gross receipts, gross income, ad valorem, profits, gains, property, capital, sales, transfer, use, value-added, stamp, documentation, payroll, employment, severance, withholding, duties, license, intangibles, franchise, backup withholding, environmental, occupation, alternative or add-on minimum taxes imposed by any Governmental Entity, and other taxes, charges, levies or like assessments, and including all penalties and additions to tax and interest thereon.

“Termination Date” shall mean December 31, 2016.

“Treasury Stock” shall have the meaning set forth in Section 3.1(b).

“Troubled Debt Restructurings” shall mean loans that are “troubled debt restructurings” as defined in Accounting Standards Codification Topic 310.

“Univest” shall mean Univest Bancorp, Inc., a Pennsylvania corporation, with its principal executive offices located at 14 North Main Street, Souderton, Pennsylvania 18964. References to Univest shall mean Univest on a consolidated basis unless the context clearly indicates otherwise.

“Univest Affiliate Letters” shall have the meaning set forth in the Recitals.

“Univest Bank” shall mean Univest Bank and Trust Co., a Pennsylvania bank and trust company, with its principal offices located at 14 North Main Street, Souderton, Pennsylvania 18964, which is a wholly owned subsidiary of Univest.

“Univest Benefit Plan” shall have the meaning set forth in Section 5.24(a).

“Univest Common Stock” shall mean the common stock, par value $5.00 per share, of Univest.

“Univest Determination Date Market Value” shall have the meaning set forth in Section 10.1(i).

“Univest Disclosure Schedule” shall mean a written disclosure schedule delivered by Univest to Fox Chase specifically referring to the appropriate Section of this Agreement.

“Univest Expense Reimbursement Fee” shall have the meaning set forth in Section 10.2(c).

“Univest Financial Statements” shall mean (i) the audited consolidated financial statements of Univest as of December 31, 2014, and for the three years ended December 31, 2014, including the notes thereto, and (ii) the unaudited interim consolidated financial statements of Univest as of the end of each calendar quarter following December 31, 2014 and for the periods then ended, including the notes thereto.

“Univest Owned Shares” shall have the meaning set forth in Section 3.1(b).

“Univest Ratio” shall have the meaning set forth in Section 10.1(i).

“Univest Recommendation” shall have the meaning set forth in Section 8.1(b).

“Univest Regulatory Agreement” shall have the meaning set forth in Section 5.9(c).

“Univest Regulatory Reports” means the Call Reports of Univest Bank and accompanying schedules, as filed with the FDIC, for each calendar quarter beginning with the quarter ended December 31, 2014, through the Closing Date, all reports filed with the PDB or FRB by Univest or Univest Bank from December 31, 2014 through the Closing Date.

“Univest Shareholder Rights Agreement” means the shareholder rights agreement, dated September 30, 2011, between Univest and Broadridge Corporate Issuer Solutions, Inc., as rights agent.

“Univest Shareholders’ Meeting” shall have the meaning set forth in Section 8.1(b).

“Univest Subsidiary” means any corporation, partnership, limited liability company or other entity of which more than 50% of the outstanding capital stock or partnership, membership or other equity interests is owned, either directly or indirectly, by Univest or Univest Bank, except any corporation, partnership, limited liability company, or other entity the stock, partnership, membership, or other equity interests of which is held in the ordinary course of the lending activities of Univest Bank or on the basis of a “debt previously contracted.”

“Univest Termination Fee” shall have the meaning set forth in Section 10.2(c).

“Voting Debt” shall have the meaning set forth in Section 4.2(a).

Other terms used herein are defined in the Preamble, Recitals and elsewhere in this Agreement.

ARTICLE II

THE MERGER

2.1. Merger.

Subject to the terms and conditions of this Agreement, at the Effective Time: (a) Fox Chase shall merge with and into Univest, with Univest as the resulting or surviving corporation; and (b) the separate existence of Fox Chase shall cease and all of the rights, privileges, powers, franchises, properties, assets, liabilities and obligations of Fox Chase shall be vested in and assumed by Univest in accordance with the applicable laws of the Commonwealth of Pennsylvania and the State of Maryland. As part of the Merger, each share of Fox Chase Common Stock (other than Treasury Stock) will be converted into the right to receive Merger Consideration pursuant to the terms of Article III.

2.2. Effective Time; Closing.

(a) Closing. The closing (the “Closing”) shall occur no later than the close of business on the fifth business day following the satisfaction or (to the extent permitted by applicable law) waiver of the conditions set forth in Article IX (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted by applicable law, waiver of those conditions), or such other date that may be agreed to in writing by the parties. The Merger shall be effected by the filing of Articles of Merger with the PDS and the Maryland State Department of Assessment and Taxation with a stated effective time of the day of the Closing (the “Closing Date”) in accordance with the PBCL and the MGCL. The “Effective Time” shall mean the time specified in the Articles of Merger for the effectiveness of the Merger or, if no such time is specified, the time of filing of the Articles of Merger.

(b) Time and Place of Closing. Subject to the provisions of Article IX and Section 2.2(c) hereof, the Closing of the transactions contemplated hereby shall take place at the offices of Stevens & Lee, P.C., at 10:00 a.m., or at such other place or time upon which Univest and Fox Chase mutually agree.

(c) Deliveries at Closing. At or prior to the Closing, there shall be delivered to Univest and Fox Chase the opinions, certificates, and other documents and instruments required to be delivered pursuant to Article IX hereof. At or prior to the Closing, Univest shall have delivered the Merger Consideration as set forth in Section 3.2 hereof.

2.3. Articles of Incorporation and Bylaws.

The articles of incorporation and bylaws of Univest as in effect immediately prior to the Effective Time shall remain in effect, until thereafter amended as provided therein and in accordance with applicable law.

2.4. Directors and Officers.

(a) Except as otherwise contemplated by Sections 2.4(e) and 7.8, the directors of Univest immediately prior to the Effective Time shall be the directors of Univest after the Effective Time, each to hold office in accordance with the articles of incorporation and the bylaws of Univest, until their respective successors are duly elected or appointed (as the case may be) and qualified, or their earlier death, resignation or removal.

(b) The officers of Univest immediately prior to the Effective Time shall be the officers of Univest after the Effective Time, each to hold office in accordance with the articles of incorporation and the bylaws of Univest, until their respective successors are duly appointed.

(c) The directors of Univest Bank immediately prior to the Effective Time shall be the directors of Univest Bank after the Effective Time, each to hold office in accordance with the charter and the bylaws of Univest Bank, until their respective successors are duly elected or appointed (as the case may be) and qualified, or their earlier death, resignation or removal.

(d) The officers of Univest Bank immediately prior to the Effective Time shall be the officers of Univest Bank after the Effective Time, each to hold office in accordance with the articles of incorporation and the bylaws of Univest Bank, until their respective successors are duly appointed.

(e) Upon completion of the Closing, Univest shall cause Thomas M. Petro, President and Chief Executive Officer of Fox Chase, and two (2) other individuals serving on Fox Chase’s board of directors as of the Closing to be appointed to Univest’s board of directors as of the Effective Date in accordance with Section 7.8.

2.5. Effects of the Merger.

At and after the Effective Time, the Merger shall have the effects as set forth in the PBCL and the MGCL.

2.6. Tax Consequences.

It is intended that the Merger constitute a “reorganization” within the meaning of Section 368(a) of the Code and that this Agreement is intended to be and is adopted as a “plan of reorganization” for purposes of Sections 354 and 361 of the Code.

2.7. Bank Merger.

Immediately following the Merger, Univest and Fox Chase shall cause Fox Chase Bank to merge (the “Bank Merger”) with and into Univest Bank, with Univest Bank surviving such merger, pursuant to an agreement and plan of merger, which will be in a form and substance mutually acceptable to the parties and customary for mergers similar to the Bank Merger (the “Bank Plan of Merger”). Univest Bank shall be the surviving entity in the Bank Merger and, following the Bank Merger, the separate corporate existence of Fox Chase Bank shall cease. The parties agree that the Bank Merger shall become effective immediately after the Effective Time. Prior to the Effective Time, Univest shall cause Univest Bank, and Fox Chase shall cause Fox Chase Bank, to execute such articles of merger and such other documents and certificates as are necessary to make the Bank Merger effective immediately following the Effective Time.

2.8. Stock Awards.

(a) Section 2.8 of the Fox Chase Disclosure Schedule lists (i) any unexpired and unexercised options or similar rights to purchase Fox Chase Common Stock issued by Fox Chase (the “Fox Chase Stock Options”) pursuant to the Fox Chase Stock Option Plans or any other plan, agreement or arrangement (the “Fox Chase Stock Plans”), and (ii) any other stock-based amounts awarded or that are otherwise outstanding on the date of this Agreement (collectively with the Fox Chase Stock Options, the “Fox Chase Stock Awards”). Section 2.8 of the Fox Chase Disclosure Schedule also sets forth with respect to each Fox Chase Stock Option, as applicable, the option exercise price, the number of shares subject to the option, the date granted, vesting, and expiration of the option and indicates whether the option is either a qualified incentive stock option under Section 422 of the Code or a nonqualified stock option.

(b) Prior to the Effective Time, the board of directors of Fox Chase (or if appropriate, any committee thereof) shall adopt appropriate resolutions, if necessary, and take all other actions necessary and appropriate to provide that, immediately prior to the Effective Time, in accordance with the terms of the applicable Fox Chase Stock Plans and any individual award agreements thereunder, by virtue of the Merger and without any action on the part of the holders of any options or other stock-based awards, each participant in any of the Fox Chase Stock Plans shall fully and immediately vest in any options or other stock-based awards awarded under such Fox Chase Stock Plans.

(c) As of the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each Fox Chase Stock Option shall be converted into the right to receive an amount in cash equal to the amount by which the Option Payment Amount exceeds the exercise price per share of the Fox Chase Stock Option multiplied by the number of shares of Fox Chase Common Stock previously subject to such Fox Chase Stock Option without interest (such amounts payable hereunder being referred to as the “Fox Chase Option Consideration”). From and after the Effective Time, any Fox Chase Stock Option converted pursuant to this Section 2.8 shall be cancelled and no longer exercisable by the former holder thereof, but shall only entitle such holder to the payment of the Fox Chase Option Consideration.

(d) The restrictions on each share of Fox Chase Restricted Stock shall lapse immediately prior to, and effective upon the occurrence of, the Effective Time, and each share of Fox Chase Restricted Stock shall be fully vested in each holder thereof at such time, and each such share of Fox Chase Restricted Stock will be treated at the Effective Time the same as, and have the same rights and be subject to the same conditions hereunder as, each share of Fox Chase Common Stock.

2.9. Alternative Structure. Notwithstanding anything to the contrary contained in this Agreement, prior to the Effective Time, Univest may specify that the structure of the transactions contemplated by this Agreement be revised and the parties shall enter into such alternative transactions as Univest may reasonably determine to effect the purposes of this Agreement; provided however, that such revised structure shall not (i) alter or change the amount or kind of the Merger Consideration, (ii) materially impede or delay consummation of the transactions contemplated by this Agreement, or (iii) adversely limit or impact the qualification of the Merger as a reorganization under the provisions of Section 368(a) of the Code. If Univest elects to make such a revision, the parties agree to execute appropriate documents to reflect the revised structure.

ARTICLE III

CONSIDERATION; EXCHANGE PROCEDURES

3.1. Merger Consideration; Effect on Shares.

At the Effective Time, by virtue of the Merger and without any action on the part of Univest, Fox Chase or the holders of any of the shares of Fox Chase Common Stock, the Merger shall be effected in accordance with the following terms:

(a) Each share of Univest Common Stock that is issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding following the Effective Time and shall be unchanged by the Merger.

(b) All shares of Fox Chase Common Stock held in the treasury of Fox Chase (“Treasury Stock”) and each share of Fox Chase Common Stock owned by Univest immediately prior to the Effective Time (if any) (other than shares held in a fiduciary or agency capacity or in connection with debts previously contracted) (“Univest Owned Shares”) shall, at the Effective Time, cease to exist, and the certificates for such shares shall be canceled as promptly as practicable thereafter, and no payment or distribution shall be made in consideration therefor.

(c) Subject to the provisions of this Agreement, at the Effective Time, automatically by virtue of the Merger and without any action on the part of any Person, each share of Fox Chase Common Stock (excluding Treasury Stock and Univest Owned Shares) issued and outstanding immediately prior to the Effective Time shall be converted at the election of the holder thereof (in accordance with the election and allocation procedures set forth in Section 3.2) into either the right to receive (i) $21.00 in cash without interest (the “Cash Consideration”) or (ii) .9731 shares of Univest Common Stock (the “Common Stock Consideration,” such amount of Common Stock Consideration referred to herein as the “Exchange Ratio”). The Cash Consideration and the Common Stock Consideration are sometimes referred to herein collectively as the “Merger Consideration.”

(d) After the Effective Time, shares of Fox Chase Common Stock shall be no longer outstanding and shall automatically be canceled and shall cease to exist, and shall represent thereafter by operation of this Section only the right to receive Merger Consideration as set forth in this Article.

(e) In the event Univest changes the number of shares of Univest Common Stock issued and outstanding between the date hereof and the Effective Time as a result of a stock split, reverse stock split, stock dividend, non-cash extraordinary dividend, recapitalization, reclassification, combination, exchange of shares, readjustment or similar transaction and the record date therefor shall be prior to the Effective Time, the Exchange Ratio shall be proportionately adjusted. In addition, in the event Univest enters into an agreement pursuant to which shares of Univest Common Stock would be converted into shares or other securities or obligations of another corporation, proper provision shall be made in such agreement so that each holder of Fox Chase Common Stock entitled to receive shares of Univest Common Stock in the Merger shall be entitled to receive such number of shares or other securities or amount or obligations of such other corporation as such shareholder would be entitled to receive if the Effective Time had occurred immediately prior to the happening of such event.

(f) Notwithstanding anything to the contrary contained herein, no certificates or scrip representing fractional shares of Univest Common Stock shall be issued upon the surrender for exchange of Certificates, no dividend or distribution with respect to Univest Common Stock shall be payable on or with respect to any fractional share interest, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a shareholder of Univest. In lieu of the issuance of any such fractional share, Univest shall pay to each former holder of Fox Chase Common Stock who otherwise would be entitled to receive a fractional share of Univest Common Stock, an amount in cash, rounded to the nearest cent and without interest, equal to the product of (i) the fraction of a share to which such holder would otherwise have been entitled and (ii) the closing sales price of a share of Univest Common Stock reported on Nasdaq on the trading day immediately preceding the

Closing Date. For purposes of determining any fractional share interest, all shares of Fox Chase Common Stock owned by a Fox Chase shareholder shall be combined so as to calculate the maximum number of whole shares of Univest Common Stock issuable to such Fox Chase shareholder.

3.2. Procedures for Exchange of Fox Chase Common Stock.

(a) Exchange Procedures.

(i) Five (5) days prior to the Effective Time, Univest shall (A) deposit, or shall cause to be deposited, with the Exchange Agent for the benefit of the holders of Fox Chase Common Stock, an amount of cash necessary to make payments of cash in accordance with this Section 3.2 to be paid as part of the Merger Consideration (together with any dividends or distributions with a record date occurring on or after the Effective Time with respect thereto without any interest on any such cash, dividends or distributions and cash for fractional shares pursuant to Section 3.1(f)) and (B) provide the Exchange Agent with the irrevocable authorization to issue sufficient shares of Univest Common Stock (“New Certificates”) (such cash and certificates for shares of Univest Common Stock, together with any dividends or distributions with respect thereto, being hereinafter referred to as the “Exchange Fund”).

(ii) As promptly as practicable after the Effective Time, but in any event within five (5) business days after the Effective Time, the Exchange Agent shall mail to each holder of a Certificate that has not previously submitted an Election Form, transmittal materials (the “Letter of Transmittal”) for use in exchanging their Certificates for New Certificates and/or cash. The Letter of Transmittal will contain instructions with respect to the surrender of the Certificates and the receipt of the Merger Consideration in exchange therefor. Upon the shareholder’s delivery to the Exchange Agent of Certificates owned by such shareholder representing shares of Fox Chase Common Stock (or an indemnity affidavit and related bond reasonably satisfactory to Univest and the Exchange Agent, if such certificates are lost, stolen or destroyed), and the duly completed Letter of Transmittal, the Exchange Agent shall cause evidence of uncertificated shares in the book entry form (in the form of the written notice required by Section 1528(f) of the PCBL) or, at the option of Univest, New Certificates into which such shares of Fox Chase Common Stock are converted at the Effective Time to be delivered to such shareholder and/or any check in respect of cash to be paid as part of the Merger Consideration (and in respect of any fractional share interests, dividends or distributions that such shareholder shall be entitled to receive). No interest will be paid on any such cash to be paid in lieu of fractional share interests or in respect of dividends or distributions that any such shareholder shall be entitled to receive pursuant to this Article III.

(iii) No dividends or other distributions with respect to Univest Common Stock with a record date occurring on or after the Effective Time shall be paid to the record holder of any unsurrendered Certificate representing shares of Fox Chase Common Stock converted in the Merger into the right to receive shares of such Univest Common Stock until the holder thereof receives New Certificates in exchange therefor in accordance with the procedures set forth in this Section 3.2(a). After becoming so entitled in accordance with this Section 3.2(a), the record holder thereof also shall be entitled to receive any such dividends or other distributions, without any interest thereon, which theretofore had become payable with respect to shares of Univest Common Stock, and which such holder had the right to receive upon surrender of the Certificates.

(b) Exchange of Certificates. Each holder of a Certificate or Certificates (excluding Fox Chase and Univest ) will have the following options in connection with the exchange of their Fox Chase Common Stock in connection with the Merger:

(i) at the option of the holder, all of such holder’s Fox Chase Common Stock deposited with the Exchange Agent shall be converted into and become the Common Stock Consideration (such election, the “All Stock Election”); provided that fractional shares will not be issued and cash (payable by check) will be paid in lieu thereof as provided in Section 3.1(f); or

(ii) at the option of the holder, all of such holder’s Fox Chase Common Stock deposited with the Exchange Agent shall be converted into and become the Cash Consideration (such election, the “All Cash Election”); or

(iii) at the option of the holder, such holder’s aggregate number of shares of Fox Chase Common Stock deposited with the Exchange Agent shall be converted into and become any combination of the Common Stock Consideration and the Cash Consideration (such election, the “Mixed Election”); or

(iv) if no Election is made by the holder by the Election Deadline, all of such holder’s shares of Fox Chase Common Stock shall be deemed to be “Non-Election Shares” and shall be convertible at the discretion of Univest into either the Common Stock Consideration or the Cash Consideration, or a combination thereof, subject to the allocation and proration provisions in Sections 3.2(f) and (g).

(c) Procedures for Election. An election form and other appropriate transmittal materials in such form as Fox Chase and Univest shall mutually agree (the “Election Form”) shall be mailed to holders of a Certificate or Certificates concurrent with or immediately after the mailing of the Proxy Statement-Prospectus. The “Election Deadline” shall be 5:00 p.m., New York City time, on the business day prior to the date of the Fox Chase Shareholders’ Meeting or, if the Closing Date is more than five (5) business days following the Fox Chase Shareholders’ Meeting, five (5) business days preceding the Closing Date, after which an Election may not be made.

(d) Perfection of the Election. An Election shall be considered to have been validly made by a holder of a Certificate or Certificates only if the Exchange Agent shall have received an Election Form properly completed and executed by such shareholder prior to the Election Deadline. Holders of record of shares of Fox Chase Common Stock who hold such shares as nominees, trustees or in other representative capacities (a “Representative”) may submit multiple Election Forms, provided that such Representative certifies that each such Election Form covers all the shares of Fox Chase Common Stock held by that Representative for a particular beneficial owner.

(e) Revocation of Election. Any holder of a Certificate or Certificates may at any time prior to the Election Deadline revoke such holder’s Election and submit a new Election Form in accordance with the procedures in Section 3.2(b) by providing written notice that is received by the Exchange Agent by 5:00 p.m., New York City time, on the business day prior to the Election Deadline.

(f) Limitations on Merger Consideration. Notwithstanding any other provision contained in this Agreement, sixty percent (60%) of the total number of shares of Fox Chase Common Stock outstanding at the Effective Time (excluding shares of Fox Chase Common Stock to be cancelled as provided in Section 3.1(b)) (the “Anticipated Stock Conversion Number”) shall be converted into the Common Stock Consideration and the remaining outstanding shares of Fox Chase Common Stock (excluding shares of Fox Chase Common Stock to be canceled as provided in Section 3.1(b)) shall be converted into the Cash Consideration.

(g) Allocation and Proration. To the extent necessary to satisfy the limitations in Section 3.2(f), within three (3) business days after the Election Deadline, Univest shall cause the Exchange Agent to effect the allocation among holders of Fox Chase Common Stock of rights to receive the Cash Consideration and the Common Stock Consideration as follows:

(i) If the number of shares of Fox Chase Common Stock (excluding shares of Fox Chase Common Stock to be cancelled as provided in Section 3.1(b)) with respect to which holders of Fox Chase Common Stock have elected to receive the Common Stock Consideration (the “Stock Election Number”) exceeds the Anticipated Stock Conversion Number, then all shares with respect to which holders have made the Cash Election (“Cash Election Shares”) and all Non-Election Shares shall be converted into the right to receive the Cash Consideration, and each holder of Stock Election Shares will be entitled to receive (A) the number of shares of Univest Common Stock equal to the product obtained by multiplying (1) the number of Stock Election Shares held by such holder by (2) the Exchange Ratio by (3) a fraction the numerator of which is the Anticipated Stock Conversion Number and the denominator of which is the Stock Election Number (the “Stock Proration Factor”) and (B) cash in an amount equal to the product obtained by multiplying (x) the number of Stock Election Shares held by such holder by (y) the Cash Consideration by (z) one minus the Stock Proration Factor;

(ii) If the Stock Election Number is less than the Anticipated Stock Conversion Number (the amount by which the Anticipated Stock Conversion Number exceeds the Stock Election Number being referred to herein as the “Shortfall Number”), then all Stock Election Shares shall be converted into the right to receive the Common Stock Consideration and the Non-Election Shares and Cash Election Shares shall be treated in the following manner:

(A) if the Shortfall Number is less than or equal to the number of Non-Election Shares, then all Cash Election Shares shall be converted into the right to receive the Cash Consideration and each holder of Non-Election Shares shall receive (1) the number of shares of Univest Common Stock equal to the product obtained by multiplying (x) the number of Non-Election Shares held by such holder by (y) the Exchange Ratio by (z) a fraction the numerator of which is the Shortfall Number and the denominator of which is the total number of Non-Election Shares (the “Non-Election Proration Factor”) and (2) cash in an amount equal to the product obtained by multiplying (A) the number of Non-Election Shares held by such holder by (B) the Cash Consideration by (C) one minus the Non-Election Proration Factor; or

(B) if the Shortfall Number exceeds the number of Non-Election Shares, then all Non-Election Shares shall be converted into the right to receive the Common Stock Consideration, and each holder of Cash Election Shares shall receive (1) the number of shares of Univest Common Stock equal to the product obtained by multiplying (x) the number of Cash Election Shares held by such holder by (y) the Exchange Ratio by (z) a fraction the numerator of which is the amount by which the Shortfall Number exceeds the number of Non-Election Shares and the denominator of which is the total number of Cash Election Shares (the “Cash Proration Factor”) and (2) cash in an amount equal to the product obtained by multiplying (A) the number of Cash Election Shares held by such holder by (B) the Cash Consideration by (C) one minus the Cash Proration Factor.

(h) Rights of Certificate Holders after the Effective Time. The holder of a Certificate that prior to the Merger represented issued and outstanding Fox Chase Common Stock shall have no rights, after the Effective Time, with respect to such Fox Chase Common Stock except to surrender the Certificate in exchange for the Merger Consideration as provided in this Agreement. After the surrender of a Certificate in accordance with this Section 3.2, the record holder thereof shall be entitled to receive, without any interest thereon, any such dividends or other distributions with a record date after the Effective Time, which theretofore had become payable with respect to shares of Univest Common Stock represented by such Certificate.

(i) Surrender by Persons Other than Record Holders. If the Person surrendering a Certificate and signing the accompanying Letter of Transmittal is not the record holder thereof, then it shall be a condition of the payment of the Merger Consideration that: (i) such Certificate is properly endorsed to such Person or is accompanied by appropriate stock powers, in either case signed exactly as the name of the record holder appears on such Certificate, and is otherwise in proper form for transfer, or is accompanied by appropriate evidence of the authority of the Person surrendering such Certificate and signing the Letter of Transmittal to do so on behalf of the record holder; and (ii) the Person requesting such exchange shall pay to the Exchange Agent in advance any transfer or other taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of the Certificate surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

(j) Closing of Transfer Books. From and after the Effective Time, there shall be no transfers on the stock transfer books of Fox Chase of Fox Chase Common Stock that was issued and outstanding immediately prior to the Effective Time other than to settle transfers of Fox Chase Common Stock that occurred prior to the Effective Time. If, after the Effective Time, Certificates representing such shares are presented for transfer to the Exchange Agent, they shall be exchanged for the Merger Consideration and canceled as provided in this Section 3.2.

(k) Return of Exchange Fund. At any time following the twelve (12) month period after the Effective Time, Univest shall be entitled to require the Exchange Agent to deliver to it any portions of the Exchange Fund that had been made available to the Exchange Agent and not disbursed to holders of Certificates (including, without limitation, all interest and other income received by the Exchange Agent in respect of all funds made available to it), and thereafter such holders shall be entitled to look to Univest (subject to abandoned property, escheat and other similar laws) with respect to any Merger Consideration that may be payable upon due surrender of the Certificates held by them.

(l) Lost, Stolen or Destroyed Certificates. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by Univest, the posting by such person of a bond in such amount as Univest may reasonably direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration deliverable in respect thereof.

(m) Withholding. Univest or the Exchange Agent will be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement or the transactions contemplated hereby to any holder of Fox Chase Common Stock such amounts as Univest (or any Affiliate thereof) or the Exchange Agent are required to deduct and withhold with respect to the making of such payment under the Code, or any applicable provision of U.S. federal, state, local or non-U.S. tax law. To the extent that such amounts are properly withheld by Univest or the Exchange Agent, such withheld amounts will be treated for all purposes of this Agreement as having been paid to the holder of the Fox Chase Common Stock in respect of whom such deduction and withholding were made by Univest or the Exchange Agent.

(n) No Liability. None of Univest, Fox Chase any of their respective Affiliates or the Exchange Agent shall be liable to any Person in respect of any Merger Consideration from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

(o) Reservation of Shares. Univest shall reserve for issuance a sufficient number of shares of Univest Common Stock for the purpose of issuing shares of Univest Common Stock to the Fox Chase shareholders in accordance with this Article III.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF FOX CHASE

Fox Chase represents and warrants to Univest that the statements contained in this Article IV are correct and complete as of the date of this Agreement, except as set forth in the Fox Chase Disclosure Schedule delivered by Fox Chase to Univest on the date hereof. Fox Chase has made a good faith effort to ensure that the disclosure on each schedule of the Fox Chase Disclosure Schedule corresponds to the Section referenced herein. However, for purposes of the Fox Chase Disclosure Schedule, any item disclosed on any schedule therein is deemed to be fully disclosed with respect to other schedules to the extent it is reasonably apparent on its face (notwithstanding the absence of a specific cross reference) from a reading of the disclosure that such disclosure applies to other such sections. References to the Knowledge of Fox Chase shall include the Knowledge of Fox Chase Bank.

4.1. Organization.

(a) Fox Chase is a corporation duly organized and subsisting under the laws of the State of Maryland, and is duly registered as a bank holding company under the BHCA. Fox Chase has the requisite corporate power and authority to carry on its business as now conducted and is duly licensed or qualified to do business in the Commonwealth of Pennsylvania and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such license or qualification, except where the failure to be so qualified or licensed would not have a Material Adverse Effect on Fox Chase.

(b) Fox Chase Bank is a Pennsylvania-chartered savings bank duly organized and subsisting under the laws of the Commonwealth of Pennsylvania and is regulated by the PDB and the FDIC. Fox Chase Bank has the requisite corporate power and authority to carry on its business as now conducted and is duly licensed or qualified to do business in the Commonwealth of Pennsylvania and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such license or qualification, except where the failure to be so qualified or licensed would not have a Material Adverse Effect on Fox Chase Bank. The deposits of Fox Chase Bank are insured by the FDIC to the fullest extent permitted by law, and all premiums and assessments required to be paid in connection therewith have been paid when due. Fox Chase Bank is a member in good standing of the FHLB and owns the requisite amount of stock therein.

(c) Fox Chase Disclosure Schedule 4.1(c) sets forth each Fox Chase Subsidiary, the state of organization of each Fox Chase Subsidiary and the percentage of the outstanding equity securities, or membership or other interests owned by Fox Chase or Fox Chase Bank. Each Fox Chase Subsidiary is a corporation, limited liability company or other entity duly organized and subsisting under the laws of its jurisdiction of incorporation or organization. Each Fox Chase Subsidiary has the requisite corporate power and authority to carry on its business as now conducted and is duly licensed or qualified to do business in the Commonwealth of Pennsylvania and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such license or qualification, except where the failure to be so qualified or licensed would not have a Material Adverse Effect on Fox Chase.

(d) The respective minute books of Fox Chase, Fox Chase Bank and each other Fox Chase Subsidiary accurately records, in all material respects, all material corporate actions of their respective shareholders and boards of directors (including all committees thereof).

(e) Prior to the date of this Agreement, Fox Chase has made available to Univest true and correct copies of the articles of incorporation and bylaws of Fox Chase and similar governing documents of Fox Chase Bank and each other Fox Chase Subsidiary, each as in effect on the date hereof.

4.2. Capitalization.

(a) The authorized capital stock of Fox Chase consists of 60,000,000 shares of common stock, $0.01 par value per share, and 1,000,000 shares of preferred stock, $0.01 par value per share. As of the date of this Agreement, there are (a) 11,598,869 shares of Fox Chase Common Stock issued and outstanding, (b) 3,141,201 shares of Fox Chase Common Stock held by Fox Chase as Treasury Stock, (c) 477,316 shares of Fox Chase Common Stock which have been allocated under the ESOP, (d) 486,451 shares of Fox Chase Common Stock which are Suspense Shares, and (e) no other shares of capital stock or other voting securities of Fox Chase issued, reserved for issuance or outstanding. All of the issued and outstanding shares of Fox Chase Common Stock have been duly authorized and validly issued, are fully paid, nonassessable and free of preemptive rights. As of the date of this Agreement, no bonds, debentures, notes or other indebtedness having the right to vote on any matters on which shareholders may vote (“Voting Debt”) of Fox Chase, nor any trust preferred or subordinated debt securities of Fox Chase, are issued or outstanding. There are no outstanding subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities or other commitments or agreements of any character relating to the issued or unissued capital stock or other securities of Fox Chase, or otherwise obligating Fox Chase to issue, transfer, sell, purchase, redeem, or otherwise acquire, to register under the Securities Act and the rules and regulations of the SEC thereunder, or to pay a dividend on any such securities. Except for the Fox Chase Affiliate Letters, there are no voting trusts, shareholder agreements, proxies or other agreements in effect with respect to the voting or transfer of the Fox Chase Common Stock or other equity interests of Fox Chase. Fox Chase Disclosure Schedule 4.2(a) sets forth the name of each holder and the number of outstanding options or other rights to purchase, and securities convertible or exchangeable into Fox Chase Common Stock or Fox Chase Preferred Stock, the number of shares each holder may acquire pursuant to the exercise of such options, the grant and vesting dates, and the exercise price relating to the options held.

(b) Fox Chase owns all of the capital stock of Fox Chase Bank, free and clear of any lien, claim, charge, option, encumbrance, mortgage, pledge or security interest or other restriction of any kind (collectively, “Liens”). Except for the Fox Chase Subsidiaries, Fox Chase does not possess, directly or indirectly, any material equity interest in any corporate entity, except for equity interests held in the investment portfolios of Fox Chase Subsidiaries, equity interests held by Fox Chase Subsidiaries in a fiduciary capacity, and equity interests held in connection with the lending activities of Fox Chase Subsidiaries, including stock in the FHLB and in Atlantic Community Bankers Bank. Except as set forth on Fox Chase Disclosure Schedule 4.2(b), either Fox Chase or Fox Chase Bank owns all of the outstanding shares of capital stock or equity interests of each Fox Chase Subsidiary free and clear of all Liens.

(c) To Fox Chase’s Knowledge, except as set forth on Fox Chase Disclosure Schedule 4.2(c), no Person or “group” (as that term is used in Section 13(d)(3) of the Exchange Act) is the beneficial owner (as defined in Section 13(d) of the Exchange Act) of 5% or more of the outstanding shares of Fox Chase Common Stock.

(d) All contractual or other rights or obligations (including preemptive rights) of Fox Chase or any Fox Chase Subsidiary to purchase or sell any shares of capital stock, partnership, membership or joint venture interests, or other equitable interests in any Person are set forth on Fox Chase Disclosure Schedule 4.2(d).

4.3. Authority; No Violation.

(a) Fox Chase has full corporate power and authority to execute and deliver this Agreement and, subject to the receipt of the Regulatory Approvals and the approval of this Agreement by Fox Chase’s shareholders, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Fox Chase and the consummation by Fox Chase of the transactions contemplated hereby, including the Merger, have been duly and validly approved by the board of directors of Fox Chase, and no other corporate proceedings on the part of Fox Chase, except for the approval of the Fox Chase shareholders, is necessary to consummate the transactions contemplated hereby, including the Merger. This Agreement has been duly and validly executed and delivered by Fox Chase and, subject to (i) approval by the shareholders of Fox Chase, (ii) receipt of the Regulatory Approvals, and (iii) due and valid execution and delivery of this Agreement by Univest, constitutes the valid and binding obligation of Fox Chase, enforceable against Fox Chase in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, and subject, as to enforceability, to general principles of equity.

(b) Subject to receipt of Regulatory Approvals, approval by the required vote of Fox Chase’s shareholders and Fox Chase’s and Univest’s compliance with any conditions contained therein, (i) the execution and delivery of this Agreement by Fox Chase, (ii) the consummation of the transactions contemplated hereby, and (iii) compliance by Fox Chase with any of the terms or provisions hereof will not (A) conflict with or result in a breach of any provision of the articles of incorporation or bylaws of Fox Chase or similar governing document of any of the Fox Chase Subsidiaries, including Fox Chase Bank, (B) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Fox Chase or any Fox Chase Subsidiary or any of their respective properties or assets, or (C) except as set forth in Fox Chase Disclosure Schedule 4.3(b), violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any Lien upon any of the properties or assets of Fox Chase or any Fox Chase Subsidiary under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Fox Chase or any Fox Chase Subsidiary is a party, or by which they or any of their respective properties or assets may be bound or affected, except, with respect to (B) and (C), for any violations, conflicts, breaches, defaults or other occurrences which would not, individually or in the aggregate, constitute a Material Adverse Effect.

4.4. Consents.

Except as set forth on Fox Chase Disclosure Schedule 4.4 and except for the Regulatory Approvals, approval of the shareholders of Fox Chase and Univest, and consents, approvals, filings and registrations from or with the SEC, Nasdaq, and state “blue sky” authorities, and compliance with any conditions contained therein, no consents or approvals or waivers of, or filings or registrations with, any Governmental Entity are, or will be, necessary, and no consents or approvals of any third parties are, or will be, necessary, in connection with (a) the execution and delivery of this Agreement by Fox Chase and (b) the completion by Fox Chase of the transactions contemplated hereby. Fox Chase has no reason to believe that the consents and approvals set forth above will not be received or will be received with conditions, limitations or restrictions unacceptable to it or which would adversely impact the ability of Fox Chase or Fox Chase Bank to complete the transactions contemplated by this Agreement and knows of no reason why all Regulatory Approvals from any Governmental Entity required for the consummation of the transactions contemplated by this Agreement should not be obtained on a timely basis.

4.5. Financial Statements; Undisclosed Liabilities.

(a) Fox Chase has previously made available, or will make available, to Univest the Fox Chase Regulatory Reports. The Fox Chase Regulatory Reports have been, or will be, prepared in all material respects in accordance with applicable regulatory accounting principles and practices, including, but not limited to, all applicable rules, regulations and pronouncements of applicable Bank Regulators, throughout the periods covered by such statements, and fairly present, or will fairly present, in all material respects, the financial position, results of operations and changes in shareholders’ equity of Fox Chase as of and for the periods ended on the dates thereof, in accordance with applicable regulatory accounting principles, including, but not limited to, all applicable rules, regulations and pronouncements of applicable Bank Regulators, applied on a consistent basis.

(b) Fox Chase has previously made available, or will make available, to Univest the Fox Chase Financial Statements. The Fox Chase Financial Statements have been, or will be, prepared in accordance with GAAP, and (including the related notes where applicable) fairly present, or will fairly present, in each case in all material respects the consolidated financial position, results of operations and cash flows of Fox Chase and the Fox Chase Subsidiaries on a consolidated basis as of and for the respective periods ending on the dates thereof (subject in the case of the unaudited interim statements to normal year-end adjustments and to any other adjustments described therein), in accordance with GAAP during the periods involved, except as indicated in the notes thereto and except in the case of unaudited statements to normal recurring audit adjustments and the absence of footnotes.

(c) As of the date of each balance sheet included in the Fox Chase Financial Statements, neither Fox Chase nor Fox Chase Bank, as applicable, has had, or will have, any material liabilities, obligations or loss contingencies of any nature (whether absolute, accrued, contingent or otherwise) of a type required to be reflected in such Fox Chase Financial Statements or Fox Chase Regulatory Reports or in the footnotes thereto that are not fully reflected or reserved against therein or fully disclosed in a footnote thereto and except in the case of unaudited statements to normal recurring audit adjustments and the absence of footnotes, except for such liabilities, obligations or loss contingencies that, either alone or when combined with all similar liabilities, have not had or would not reasonably be expected to have a Material Adverse Effect on Fox Chase.

(d) The records, systems, controls, data and information of Fox Chase and the Fox Chase Subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of Fox Chase or any Fox Chase Subsidiary or accountants (including all means of access thereto and therefrom), except for any non-exclusive ownership and non-direct control that would not reasonably be expected to have a material adverse effect on the system of internal accounting controls described in this Section 4.5(d). Fox Chase (i) has implemented and maintains a system of internal control over financial reporting that is designed to provide reasonable assurances regarding the reliability of financial reporting and the preparation of its financial statements for external purposes in accordance with GAAP, (ii) to the extent required by applicable law, has implemented and maintains disclosure controls and procedures to ensure that material information relating to Fox Chase, including its consolidated Fox Chase Subsidiaries, is made known to the chief executive officer and the chief financial officer of Fox Chase by others within those entities, and (iii) has disclosed, based on its most recent evaluation prior to the date hereof, to Fox Chase’s outside auditors and the audit committee of Fox Chase’s board of directors (A) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect Fox Chase’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in Fox Chase’s internal control over financial reporting. These disclosures (if any) were made in writing by management to Fox Chase’s auditors and audit committee and a copy has previously been made available to Univest.

(e) Since December 31, 2014, (i) neither Fox Chase nor any of the Fox Chase Subsidiaries nor, to the Knowledge of Fox Chase, any director, officer, employee, auditor, accountant or representative of Fox Chase or any of the Fox Chase Subsidiaries has received or otherwise had or obtained Knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of Fox Chase or any of the Fox Chase Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that Fox Chase or any of the Fox Chase Subsidiaries has engaged in illegal accounting or auditing practices, and (ii) no attorney representing Fox Chase or any of the Fox Chase Subsidiaries, whether or not employed by Fox Chase or any of the Fox Chase Subsidiaries, has reported evidence of a material violation of Securities Laws, breach of fiduciary duty or similar violation by Fox Chase or any of its officers, directors, employees or agents to the board of directors of Fox Chase or any committee thereof or to any director or officer of Fox Chase.

4.6. Taxes.

Fox Chase and the Fox Chase Subsidiaries are members of the same affiliated group within the meaning of Section 1504(a) of the Code. Fox Chase has duly filed, and will file, all federal, state and local tax returns required to be filed by, or with respect to, Fox Chase and every Fox Chase Subsidiary on or prior to the Closing Date, taking into account any extensions (all such returns being accurate and correct in all material respects) and has duly paid or made provisions for the payment of all federal, state and local Taxes that have been incurred by or are due or claimed to be due from Fox Chase and any Fox Chase Subsidiary by any taxing authority or pursuant to any tax sharing agreement on or prior to the Closing Date other than taxes or other charges that (a) are not delinquent, (b) are being contested in good faith, or (c) have not yet been fully determined. As of the date of this Agreement, Fox Chase has received no written notice of, and to Fox Chase’s Knowledge there is no, audit examination, deficiency assessment, tax investigation or refund litigation with respect to any taxes of Fox Chase or any Fox Chase Subsidiary, and no written claim has been made by any Governmental Entity in a jurisdiction where Fox Chase or any Fox Chase Subsidiary does not file tax returns that Fox Chase or any Fox Chase Subsidiary is subject to taxation in that jurisdiction. Fox Chase and the Fox Chase Subsidiaries have not executed an extension or waiver of any statute of limitations on the assessment or collection of any material tax due that is currently in effect. Fox Chase and each Fox Chase Subsidiary has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder or other third party, and Fox Chase and each Fox Chase Subsidiary, to Fox Chase’s Knowledge, has timely complied with all applicable information reporting requirements under Part III, Subchapter A of Chapter 61 of the Code and similar applicable state and local information reporting requirements. Except as set forth in Fox Chase Disclosure Schedule 4.6, neither Fox Chase nor any Fox Chase Subsidiary is a party to any tax sharing, tax indemnity, or tax allocation agreement or similar contract or understanding.

4.7. No Material Adverse Effect.

Fox Chase has not suffered any Material Adverse Effect since December 31, 2014, and no event has occurred or circumstance arisen since that date which, in the aggregate, has had or is reasonably likely to have a Material Adverse Effect on Fox Chase.

4.8. Material Contracts; Leases; Defaults.

(a) Except as set forth on Fox Chase Disclosure Schedule 4.8(a), neither Fox Chase nor any Fox Chase Subsidiary is a party to or subject to: (i) any employment, consulting or severance contract or material arrangement with any past or present officer, director or employee of Fox Chase or any Fox Chase Subsidiary, except for “at will” arrangements; (ii) any plan, arrangement or contract providing for bonuses, pensions, options, deferred compensation, retirement payments, profit sharing or similar material arrangements for or with any past or present officers, directors or employees of Fox Chase or any Fox Chase Subsidiary; (iii) any collective bargaining agreement with any labor Univest relating to employees of Fox Chase or any Fox Chase Subsidiary; (iv) any agreement which by its terms limits the payment of dividends by Fox Chase or any Fox Chase Subsidiary; (v) any instrument evidencing or related to indebtedness for borrowed money in excess of $100,000 whether directly or indirectly, by way of purchase money obligation, conditional sale, lease purchase, guaranty or otherwise, in respect of which Fox Chase or any Fox Chase Subsidiary is an obligor to any person, which instrument evidences or relates to indebtedness other than deposits, repurchase agreements, FHLB advances, bankers’ acceptances, and “treasury tax and loan” accounts and transactions in “federal funds” in each case established in the ordinary course of business consistent with past practice, or which contains financial covenants or other restrictions (other than those relating to the payment of principal and interest when due) that would be applicable on or after the Closing Date to any Person; (vi) any other agreement, written or oral, that obligates Fox Chase or any Fox Chase Subsidiary for the payment of more than $25,000 annually or for the payment of more than $50,000 over its remaining term, which is not terminable without cause on 60 days’ or less notice without penalty or payment (other than agreements for commercially available “off-the-shelf” software), or (vii) any agreement (other than this Agreement), contract, arrangement, commitment or understanding (whether written or oral) that restricts or limits in any material way the conduct of business by Fox Chase or any Fox Chase Subsidiary (it being understood that any non-compete or similar provision shall be deemed material, but any limitation on the scope of any license granted under any such agreement shall not be deemed material).

(b) Fox Chase Disclosure Schedule 4.8(b) identifies each parcel of real estate owned, leased or subleased by Fox Chase, Fox Chase Bank or any Fox Chase Subsidiary. Each real estate lease that requires the consent of the lessor or its agent resulting from the Merger by virtue of the terms of any such lease, is listed in Fox Chase Disclosure Schedule 4.8(b), identifying the section of the lease that contains such prohibition or restriction.

(c) True and correct copies of agreements, contracts, arrangements and instruments referred to in Section 4.8(a) and 4.8(b) (collectively, the “Fox Chase Material Contracts”) have been made available to Univest and are in full force and effect on the date hereof, and neither Fox Chase nor any Fox Chase Subsidiary (nor, to the Knowledge of Fox Chase, any other party to any Fox Chase Material Contract) has materially breached any provision of, or is in default in any respect under any term of, any Fox Chase Material Contract. Except as listed on Fox Chase Disclosure Schedule 4.8(c), no party to any Fox Chase Material Contract will have the right to terminate any or all of the provisions of any such Fox Chase Material Contract as a result of the execution of, and the consummation of the transactions contemplated by, this Agreement.

(d) Except as listed on Fox Chase Disclosure Schedule 4.8(d), since September 30, 2015, through and including the date of this Agreement, neither Fox Chase nor any Fox Chase Subsidiary has (i) except for normal increases for employees made in the ordinary course of business consistent with past practice or as required by applicable law, increased the wages, salaries, compensation, pension, or other fringe benefits or perquisites payable to any executive officer, employee, or director from the amount thereof in effect as of September 30, 2015 (which amounts have been previously made available to Univest ), granted any severance or termination pay, entered into any contract to make or grant any severance or termination pay (except as required under the terms of agreements or severance plans listed on Fox Chase Disclosure Schedule 4.12, as in effect as of the date hereof), or paid any bonus other than the customary bonuses in amounts consistent with past practice, (ii) granted any options or warrants to purchase shares of Fox Chase Common Stock, or any Right to any executive officer, director or employee other than grants made in the ordinary course of business consistent with past practice under any option or benefit plan, (iii) increased or established any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards, or restricted stock awards), stock purchase or other employee benefit plan, (iv) made any material election for federal or state income tax purposes, (v) made any material change in the credit policies or procedures of Fox Chase or any of the Fox Chase Subsidiaries, the effect of which was or is to make any such policy or procedure less restrictive in any material respect, (vi) made any material acquisition or disposition of any assets or properties, or any contract for any such acquisition or disposition entered into other than loans and loan commitments and investment securities (in the ordinary course of business) except at the direction or request of any Bank Regulator, (vii) entered into any lease of real or personal property requiring annual payments in excess of $50,000, other than in connection with foreclosed property or in the ordinary course of business consistent with past practice, (viii) changed any accounting methods, principles or practices of Fox Chase or the Fox Chase Subsidiaries affecting its assets, liabilities or businesses, including any reserving, renewal or residual method, practice or policy except in accordance with any changes in GAAP, or (ix) suffered any strike, work stoppage, slow-down, or other labor disturbance.

4.9. Ownership of Property; Insurance Coverage.

(a) Fox Chase and each Fox Chase Subsidiary has good and, as to real property and securities, marketable title to all material assets and properties owned, and as to securities held, by Fox Chase or any Fox Chase Subsidiary in the conduct of their businesses, whether such assets and properties are real or personal, tangible or intangible, including assets and property reflected in the balance sheets contained in the Fox Chase Regulatory Reports and in the Fox Chase Financial Statements or acquired subsequent thereto (except to the extent that such assets and properties have been disposed of for fair value in the ordinary course of business since the date of such balance sheets), subject to no material Liens, except (i) those items which secure liabilities for public or statutory obligations or any discount with, borrowing from or other obligations to FHLB, inter-bank credit facilities, or any transaction by a Fox Chase Subsidiary acting in a fiduciary capacity, (ii) statutory Liens for amounts not yet delinquent or that are being contested in good faith, (iii) non-monetary Liens affecting real property which do not adversely affect the value or use of such real property, and (iv) those described and reflected in the Fox Chase Financial Statements. Such securities are valued on the books of Fox Chase and each of the Fox Chase Subsidiaries in accordance with GAAP. Fox Chase and the Fox Chase Subsidiaries, as lessee, have the right under valid and existing leases of real and personal properties used by Fox Chase and the Fox Chase Subsidiaries in the conduct of their businesses to occupy or use all such properties as presently occupied and used by each of them. Neither Fox Chase nor any Fox Chase Subsidiary is in default in any material respect under any lease for any real or personal property to which either Fox Chase or any Fox Chase Subsidiary is a party, and there has not occurred any event that, with lapse of time or the giving of notice or both, would constitute such default, except for such defaults that, either individually or in the aggregate, will not have a Material Adverse Effect on Fox Chase.

(b) With respect to all material agreements pursuant to which Fox Chase or any Fox Chase Subsidiary has purchased securities subject to an agreement to resell, if any, Fox Chase or such Fox Chase Subsidiary, as the case may be, has a Lien or security interest (which, to the Knowledge of Fox Chase, is a valid, perfected first Lien) in the securities or other collateral securing the repurchase agreement, and the value of such collateral equals or exceeds the amount of the debt secured thereby. Fox Chase and each of the Fox Chase Subsidiaries employs investment, securities risk management and other policies, practices and procedures that Fox Chase and each such Fox Chase Subsidiary believes are prudent and reasonable in the context of such businesses.

(c) Fox Chase and each Fox Chase Subsidiary currently maintain insurance considered by Fox Chase to be reasonable for their respective operations in accordance with industry practice. Neither Fox Chase nor any Fox Chase Subsidiary, except as set forth in Fox Chase Disclosure Schedule 4.9(c), has received notice from any insurance carrier that (i) such insurance will be canceled or that, during the past five (5) years, coverage thereunder will be reduced or eliminated, or (ii) premium costs (other than with respect to health or disability insurance) with respect to such policies of insurance will be substantially increased. Except as set forth on Fox Chase Disclosure Schedule 4.9(c), there are presently no material claims pending under such policies of insurance and no notices have been given by Fox Chase or any Fox Chase Subsidiary under such policies (other than with respect to health or disability insurance). All such insurance is valid and enforceable and in full force and effect, and within the last three years Fox Chase and each Fox Chase Subsidiary has received each type of insurance coverage for which it has applied and during such periods has not been denied indemnification for any material claims submitted under any of its insurance policies. Fox Chase Disclosure Schedule 4.9(c) identifies all material policies of insurance maintained by Fox Chase and each Fox Chase Subsidiary.

4.10. Legal Proceedings.

Except as set forth in Fox Chase Disclosure Schedule 4.10, neither Fox Chase nor any Fox Chase Subsidiary is a party to any, and there are no pending or, to Fox Chase’s Knowledge, threatened legal, administrative, arbitration or other proceedings, claims (whether asserted or unasserted), actions or governmental investigations or inquiries of any material nature (a) against Fox Chase or any Fox Chase Subsidiary, (b) to which Fox Chase or any Fox Chase Subsidiary’s material assets are or may be subject, (c) challenging the validity or propriety of any of the transactions contemplated by this Agreement, or (d) that would reasonably be expected to adversely affect the ability of Fox Chase or Fox Chase Bank to perform under this Agreement in any material respect.

4.11. Compliance With Applicable Law.

(a) To the Knowledge of Fox Chase, each of Fox Chase and each Fox Chase Subsidiary is in compliance in all material respects with all applicable federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable to it, its properties, assets and deposits, its business, and its conduct of business and its relationship with its employees, including, without limitation, the USA PATRIOT Act, the Bank Secrecy Act, OFAC regulations, the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act of 1977, the Home Mortgage Disclosure Act, the Fair Credit Reporting Act, the Fair Debt Collections Practices Act, the Truth in Lending Act, and all other applicable fair lending laws and other laws relating to discriminatory business practices, and neither Fox Chase nor any Fox Chase Subsidiary has received any written notice to the contrary except where the failure to comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Fox Chase. The board of directors of Fox Chase Bank has adopted, and Fox Chase Bank has implemented, an anti-money laundering program that contains adequate and appropriate customer identification verification procedures that has not been deemed ineffective by any Governmental Entity and that meets the requirements of Sections 352 and 326 of the USA PATRIOT Act and the regulations thereunder.

(b) Each of Fox Chase and each Fox Chase Subsidiary has all material permits, licenses, authorizations, orders and approvals of, and has made all filings, applications and registrations with, all Governmental Entities and Bank Regulators that are required in order to permit it to own or lease its properties and to conduct its business as presently conducted except where the failure to hold such permits, licensees, authorizations, orders or approvals, or the failure to make such filings, applications or registrations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Fox Chase; all such permits, licenses, certificates of authority, orders and approvals are in full force and effect in all material respects, and, to the Knowledge of Fox Chase, no suspension or cancellation of any such permit, license, certificate, order or approval is threatened or will result from the consummation of the transactions contemplated by this Agreement, subject to obtaining Regulatory Approvals.

(c) Since January 1, 2013, neither Fox Chase nor any Fox Chase Subsidiary has received any written notification or, to the Knowledge of Fox Chase, any other communication from any Bank Regulator (i) asserting that Fox Chase or any Fox Chase Subsidiary is not in material compliance with any of the statutes, regulations or ordinances which such Bank Regulator enforces; (ii) threatening to revoke any license, franchise, permit or governmental authorization that is material to Fox Chase or any Fox Chase Subsidiary; (iii) requiring, or threatening to require, Fox Chase or any Fox Chase Subsidiary, or indicating that Fox Chase or any Fox Chase Subsidiary may be required, to enter into a cease and desist order, agreement or memorandum of understanding or any other agreement with any Governmental Entity or Bank Regulator that is charged with the supervision or regulation of banks or engages in the insurance of bank deposits restricting or limiting, or purporting to restrict or limit, in any material respect the operations of Fox Chase or any Fox Chase Subsidiary, including without limitation any restriction on the payment of dividends; or (iv) directing, restricting or limiting, or purporting to direct, restrict or limit, in any manner the operations of Fox Chase or any Fox Chase Subsidiary, including without limitation any restriction on the payment of dividends (any such notice, communication, memorandum, agreement or order described in this sentence is hereinafter referred to as a “Fox Chase Regulatory Agreement”).

Neither Fox Chase nor any Fox Chase Subsidiary has consented to or entered into any Fox Chase Regulatory Agreement that is currently in effect or that was in effect since January 1, 2013. The most recent regulatory rating given to Fox Chase Bank as to compliance with the Community Reinvestment Act (“CRA”) is “Satisfactory” or better.

(d) Each of Fox Chase and Fox Chase Bank are “well capitalized” within the meaning of the regulations of the FRB and the FDIC, respectively, and neither Fox Chase nor Fox Chase Bank knows of any facts or circumstances that would reflect adversely on the financial and managerial standards to be applied by the FRB under the BHCA in determining whether to approve the Merger.

4.12. Employee Benefit Plans.

(a) Fox Chase Disclosure Schedule 4.12 contains a true and complete list of each “employee benefit plan” (within the meaning of Section 3(3) of ERISA), and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA (including any funding mechanism therefor), including, without limitation, defined benefit, defined contribution, employee stock ownership, supplemental executive retirement plans, stock purchase plans, stock option plans, restricted stock plans, stock appreciation rights plans, severance arrangements, employment agreements, consulting agreements, settlement agreements, release agreements, loan arrangements, change-in-control agreements, fringe benefit plans, bonus plans, incentive plans, director deferred agreements, director retirement agreements, deferred compensation plans and all other benefit practices, policies and arrangements (including vacation) under which any current or former employee, director or independent contractor of Fox Chase or any Fox Chase Subsidiary has any present or future right to benefits or under which Fox Chase or any Fox Chase Subsidiary has any present or future liability. All such plans, agreements, programs, policies and arrangements shall be collectively referred to as the “Fox Chase Benefit Plans.”

(b) With respect to each Fox Chase Benefit Plan, Fox Chase has made available to Univest a current, accurate and complete copy thereof (or a written summary of the material terms of any unwritten plan) and, to the extent applicable: (i) any related trust agreement or other funding instrument; (ii) the most recent determination letter issued by the IRS and any current application to the IRS for such letter, if applicable; (iii) the most recent summary plan description and any subsequent summaries of material modifications or planned modification; (iv) the ESOP Loan documentation and ESOP Pledge Agreement; and (v) annual return/reports on Form 5500 for the last three plan years with respect to each Fox Chase Benefit Plan which is required to file such annual return/report.

(c) (i) Except as would not result, individually or in the aggregate, in a Material Adverse Effect, each Fox Chase Benefit Plan that is subject to ERISA and the Code has been established and administered in all respects in accordance with its terms and in compliance with the applicable provisions of ERISA, the Code and other applicable laws, rules and regulations, as applicable; (ii) each Fox Chase Benefit Plan which is intended to be qualified within the meaning of Section 401(a) of the Code has received a favorable determination letter as to its qualification, and with respect to all plan document qualification requirements for which the applicable remedial amendment period under Section 401(b) of the Code has closed, any amendments required by such determination letter were made as and when required by such determination letter, and to the Knowledge of Fox Chase, nothing has occurred, whether by action or failure to act, that could reasonably be expected to cause the loss of such qualification; (iii) to the Knowledge of Fox Chase, no event has occurred and no condition exists that is reasonably likely to subject Fox Chase or any Fox Chase Subsidiary, solely by reason of its affiliation with any past or present “ERISA Affiliate” (defined as any organization which is a member of a controlled group of organizations within the meaning of Sections 414(b), (c), (m) or (o) of the Code), to any Tax, fine, Lien, penalty or other liability imposed by ERISA or the Code; (iv) neither Fox Chase nor any “party in interest” or “disqualified person” with respect to a Fox Chase Benefit Plan (including the ESOP) has engaged in a non-exempt “prohibited transaction” within the meaning of Code Section 4975 or ERISA Section 406 and the consummation of the Transaction will not give rise to any such prohibited transaction; (v) except as set forth in Fox Chase Disclosure Schedule 4.12, no Fox Chase Benefit Plan provides, and Fox Chase and the Fox Chase

Subsidiaries have no obligation to provide, any welfare benefits to any employee or service provider (or any beneficiary thereof) after the employee’s termination of employment and/or the service provider’s termination of service other than as required by Section 4980B of the Code and/or other applicable law; and (vi) all contributions required to be made under the terms of any Fox Chase Benefit Plan have been timely made or, if not yet due, have been properly reflected in Fox Chase’s financial statements in accordance with GAAP.

(d) Except as set forth in Fox Chase Disclosure Schedule 4.12, Fox Chase and the Fox Chase Subsidiaries do not maintain, and have not maintained within the last ten years, a defined benefit plan. None of the Fox Chase Benefit Plans is a “multiemployer plan” (within the meaning of ERISA Section 3(37)) and none of Fox Chase, the Fox Chase Subsidiaries or any ERISA Affiliate has any liability with respect to a multiemployer plan that remains unsatisfied.

(e) Except as set forth in Fox Chase Disclosure Schedule 4.12, with respect to any Fox Chase Benefit Plan, the assets of any trust under such Fox Chase Benefit Plan, Fox Chase Benefit Plan sponsor, Fox Chase Benefit Plan fiduciary or Fox Chase Benefit Plan administrator, (i) no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or, to the Knowledge of Fox Chase, threatened and (ii) to the Knowledge of Fox Chase, no facts or circumstances exist that could reasonably be expected to give rise to any such actions, suits or claims.

(f) Except as set forth in Fox Chase Disclosure Schedule 4.12, the consummation of the transactions contemplated herein will not, separately or together with any other event, (i) entitle any employee, officer or director of Fox Chase or any Fox Chase Subsidiary to severance pay, unemployment compensation or any other payment, (ii) accelerate the time of payment or vesting of, or increase the amount of, compensation due to any such employee, officer or director, or (iii) result in a payment or amount that would not be deductible by reason of Code Section 280G or would be subject to an excise tax under Code Section 4999.

(g) Except as would not result, individually or in the aggregate, in a Material Adverse Effect, all Fox Chase Benefit Plans which provide for the deferral of compensation, within the meaning of Section 409A of the Code, have been administered in good faith compliance with Section 409A of the Code. Except as set forth in Fox Chase Disclosure Schedule 4.12, no outstanding stock options and no shares of restricted stock and no other equity-based awards are subject to Section 409A of the Code. In addition, Fox Chase Disclosure Schedule 4.12 sets forth the amounts of any deferred compensation payable to any employee or director of Fox Chase.

(h) Fox Chase has not communicated to any current or former employee thereof any intention or commitment to modify in any material respect any Fox Chase Benefit Plan or contract to establish or implement any other employee or retiree benefit or compensation plan or arrangement.

(i) The ESOP is now and has been at all times since its inception, in form, an “employee stock ownership plan” within the meaning of Code Section 4975(e)(7) and Section 407(d)(6) of ERISA, which, in form, qualifies under Code Section 401(a). The ESOP trust is now and has at all times since inception been qualified under Section 501(a) of the Code. The shares of Fox Chase Common Stock held by the ESOP trust constitute “employer securities,” as defined in Code Section 409(l), and “qualifying employer securities,” as defined in Section 407(d)(5) of ERISA. Other than the ESOP Loan, there is no existing indebtedness of the ESOP trust, Fox Chase, or any Fox Chase Subsidiary relating to the ESOP trust or the ESOP. Fox Chase Disclosure Schedule 4.12(i) sets forth any documents that provide for indemnification of the fiduciaries of the ESOP in connection with any prior transactions involving the ESOP or the transactions contemplated by this Agreement. Fox Chase Disclosure Schedule 4.12(i) contains a list of all participants in the ESOP (including active employees, former employees, beneficiaries of deceased participants and alternate payees), and the number of shares of Fox Chase Common Stock allocated to each participant’s accounts under the ESOP as of December 31, 2014.

4.13. Environmental Matters.

Except as may be set forth in Fox Chase Disclosure Schedule 4.13, to the Knowledge of Fox Chase, with respect to Fox Chase and each Fox Chase Subsidiary:

(a) Neither (i) the conduct nor operation of the business of Fox Chase or any Fox Chase Subsidiary nor (ii) any condition of any property currently or previously owned or operated by Fox Chase or any Fox Chase Subsidiary (including, without limitation, in a fiduciary or agency capacity), results or resulted in a violation of any Environmental Laws that is reasonably likely to impose a material liability (including a material remediation obligation) upon Fox Chase or any Fox Chase Subsidiary. No condition exists or has existed or event has occurred with respect to any such property that, with notice or the passage of time, or both, is reasonably likely to result in any material liability to Fox Chase or any Fox Chase Subsidiary by reason of any Environmental Laws. Neither Fox Chase nor any Fox Chase Subsidiary during the past five years has received any written notice from any Person or Governmental Entity that Fox Chase or any Fox Chase Subsidiary or the operation or condition of any property ever owned, operated, or held as collateral or in a fiduciary capacity by any of them (including any Other Real Estate Owned or property pledged as collateral for any loan held by Fox Chase or any Fox Chase Subsidiary) are currently in violation of or otherwise are alleged to have liability under any Environmental Laws or relating to Materials of Environmental Concern (including, but not limited to, responsibility (or potential responsibility) for the cleanup or other remediation of any Materials of Environmental Concern at, on, beneath, or originating from any such property) for which a material liability is reasonably likely to be imposed upon Fox Chase or any Fox Chase Subsidiary;

(b) There is no suit, claim, action, demand, executive or administrative order, directive, investigation or proceeding pending or, to the Fox Chase’s Knowledge, threatened, before any court, Governmental Entity or other forum against Fox Chase or any Fox Chase Subsidiary (i) for alleged noncompliance (including by any predecessor) with, or liability under, any Environmental Law or (ii) relating to the presence of or release into the environment of any Materials of Environmental Concern (as defined herein), whether or not occurring at or on a site owned, leased or operated by Fox Chase or any Fox Chase Subsidiary; and

(c) There are no underground storage tanks on, in or under any properties owned or operated by Fox Chase or any of the Fox Chase Subsidiaries, and no underground storage tanks have been closed or removed from any properties owned or operated by Fox Chase or any of the Fox Chase Subsidiaries except in compliance with Environmental Laws in all material respects.

4.14. Brokers, Finders and Financial Advisors.

Neither Fox Chase nor any Fox Chase Subsidiary, nor any of their respective officers, directors, employees or agents, has employed any broker, finder or financial advisor in connection with the transactions contemplated by this Agreement, or incurred any liability or commitment for any fees or commissions to any such person in connection with the transactions contemplated by this Agreement except for the retention of Piper Jaffray & Co. (“Piper”) by Fox Chase and the fee payable pursuant thereto.

4.15. Loan Matters.

(a) The allowance for loan losses reflected in Fox Chase’s audited consolidated balance sheet at December 31, 2014 was, and the allowance for loan losses shown on Fox Chase’s balance sheets for periods ending after December 31, 2014 was, or will be, adequate, as of the date thereof, under GAAP.

(b) Fox Chase Disclosure Schedule 4.15(b) sets forth a listing, as of September 30, 2015, by account, of: (i) each borrower, customer or other party which has notified Fox Chase Bank or any other Fox Chase Subsidiary during the past twelve months of, or has asserted against Fox Chase Bank or any other Fox Chase Subsidiary, in each case in writing, any “lender liability” or similar claim, and, to the Knowledge of Fox Chase Bank, each borrower, customer or other party which has given Fox Chase Bank or any other Fox Chase

Subsidiary any oral notification of, or orally asserted to or against Fox Chase Bank or any other Fox Chase Subsidiary, any such claim; (ii) all loans (A) that are contractually past due 90 days or more in the payment of principal and/or interest, (B) that are on non-accrual status, (C) that as of the date of this Agreement are classified as “Special Mention,” “Substandard,” “Doubtful,” “Loss,” “Watch List” or words of similar import, together with the principal amount of and accrued and unpaid interest on each such Loan and the identity of the obligor thereunder, (D) that are Troubled Debt Restructurings, or (E) where a specific reserve allocation exists in connection therewith; and (iii) all assets classified by Fox Chase Bank or any Fox Chase Subsidiary as real estate acquired through foreclosure or in lieu of foreclosure, including in-substance foreclosures, and all other assets currently held that were acquired through foreclosure or in lieu of foreclosure. Except as set forth on Fox Chase Disclosure Schedule 4.15(b), all loans of Fox Chase Bank have been classified as of September 30, 2015 in accordance with the loan policies and procedures of Fox Chase Bank.

(c) Except as set forth on Fox Chase Disclosure Schedule 4.15(e), all loans receivable (including discounts) and accrued interest entered on the books of Fox Chase and the Fox Chase Subsidiaries arose out of bona fide arm’s-length transactions, were made for good and valuable consideration in the ordinary course of Fox Chase’s or the appropriate Fox Chase Subsidiary’s respective business, and the notes or other evidences of indebtedness with respect to such loans (including discounts) are true and genuine and are what they purport to be. All such loans are owned by Fox Chase or the appropriate Fox Chase Subsidiary free and clear of any Liens.

(d) The notes and other evidences of indebtedness evidencing the loans described above, and all pledges, mortgages, deeds of trust and other collateral documents or security instruments relating thereto are, in all material respects, valid, true and genuine, and what they purport to be.

(e) Fox Chase Disclosure Schedule 4.15(e) sets forth, as of September 30, 2015, a schedule of all executive officers and directors of Fox Chase who have outstanding loans from Fox Chase or Fox Chase Bank, and there has been no default on, or forgiveness or waiver of, in whole or in part, any such loan during the two years immediately preceding the date hereof.

(f) To the Knowledge of Fox Chase, no shares of Fox Chase Common Stock were purchased with the proceeds of a loan made by Fox Chase or any Fox Chase Subsidiary.

4.16. Related Party Transactions.

Except as set forth in Fox Chase Disclosure Schedule 4.16 and except for any intracompany transactions, neither Fox Chase nor any Fox Chase Subsidiary is a party to any transaction (including any loan or other credit accommodation) with any Affiliate of Fox Chase or any Fox Chase Subsidiary. All such transactions (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other Persons, and (c) did not involve substantially more than the normal risk of collectability or present other unfavorable features. Except as set forth in Fox Chase Disclosure Schedule 4.16, no loan or credit accommodation to any Affiliate of Fox Chase or any Fox Chase Subsidiary is presently in default or, during the three-year period prior to the date of this Agreement, has been in default or has been restructured, modified or extended, except for rate modifications pursuant to Fox Chase’s Loan modification policy that is applicable to all Persons. Neither Fox Chase nor any Fox Chase Subsidiary has been notified that principal and interest with respect to any such loan or other credit accommodation will not be paid when due or that the loan grade classification accorded such loan or credit accommodation by Fox Chase is inappropriate.

4.17. Credit Card Accounts.

Neither Fox Chase nor any Fox Chase Subsidiary originates, maintains or administers credit card accounts.

4.18. Required Vote.

The affirmative vote of a majority of the outstanding shares of Fox Chase Common Stock at the Fox Chase Shareholders’ Meeting by the holders of shares of Fox Chase Common Stock is required to approve this Agreement and the Merger under Fox Chase’s articles of incorporation and applicable law.

4.19. Registration Obligations.

Neither Fox Chase nor any Fox Chase Subsidiary is under any obligation, contingent or otherwise, that will survive the Effective Time by reason of any agreement to register any transaction involving any of its securities under the Securities Act.

4.20. Risk Management Instruments.

All material interest rate swaps, caps, floors, option agreements, futures and forward contracts and other similar risk management arrangements, whether entered into for Fox Chase’s own account, or for the account of one or more of the Fox Chase Subsidiaries or their customers (all of which are set forth in Fox Chase Disclosure Schedule 4.20), were in all material respects entered into in compliance with all applicable laws, rules, regulations and regulatory policies, and, to the Knowledge of Fox Chase, with counterparties believed to be financially responsible at the time; and, to the Knowledge of Fox Chase, each of them constitutes the valid and legally binding obligation of Fox Chase or any Fox Chase Subsidiary, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles), and is in full force and effect. Neither Fox Chase nor any Fox Chase Subsidiary, nor to the Knowledge of Fox Chase any other party thereto, is in breach of any of its obligations under any such agreement or arrangement in any material respect.

4.21. Fairness Opinion.

Fox Chase has received a written opinion from Piper to the effect that, subject to the terms, conditions and qualifications set forth therein, as of the date hereof, the Merger Consideration is fair to Fox Chase shareholders from a financial point of view. Such opinion has not been amended or rescinded as of the date of this Agreement.

4.22. Trust Accounts.

Fox Chase Bank and each Fox Chase Subsidiary has properly administered all accounts for which it acts as a fiduciary in all material respects, including but not limited to accounts for which it serves as trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable laws and regulations. Except as set forth in Fox Chase Disclosure Schedule 4.22, neither Fox Chase Bank nor any other Fox Chase Subsidiary, nor has any of their respective directors, officers or employees, committed any breach of trust with respect to any such fiduciary account and the records for each such fiduciary account.

4.23. Intellectual Property.

Fox Chase and each Fox Chase Subsidiary owns or possesses valid and binding licenses and other rights (subject to expirations in accordance with their terms) to use all patents, copyrights, trade secrets, trade names, service marks and trademarks, which are material to the conduct of their business as currently conducted, each without payment, except for all license agreements under which license fees or other payments are due in the ordinary course of Fox Chase’s or each of the Fox Chase Subsidiaries’ business, and neither Fox Chase nor any Fox Chase Subsidiary has received any notice of conflict with respect thereto that asserts the rights of others. Fox Chase and each Fox Chase Subsidiary has performed all the material obligations required to be performed, and are not in default in any material respect, under any contract, agreement, arrangement or commitment relating to any of the foregoing. To Fox Chase’s Knowledge, the conduct of the business of Fox Chase and each Fox Chase Subsidiary as currently conducted or proposed to be conducted does not, in any material respect, infringe upon, dilute, misappropriate or otherwise violate any intellectual property owned or controlled by any third party.

4.24. Labor Matters.

There are no labor or collective bargaining agreements to which Fox Chase or any Fox Chase Subsidiary is a party. To the Knowledge of Fox Chase, there is no activity involving Fox Chase or any Fox Chase Subsidiary seeking to certify a collective bargaining unit involving any of their employees. There is no labor strike, labor dispute (other than routine employee grievances that are not related to Univest employees), work slowdown, stoppage or lockout pending or threatened against Fox Chase or any Fox Chase Subsidiary. There is no unfair labor practice or labor arbitration proceeding pending or, to the Knowledge of Fox Chase, threatened against Fox Chase or any Fox Chase Subsidiary (other than routine employee grievances that are not related to Univest employees). Fox Chase and each Fox Chase Subsidiary is in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and are not engaged in any unfair labor practice.

4.25. Fox Chase Information Supplied.

None of the information supplied or to be supplied by Fox Chase for inclusion or incorporation by reference in the Proxy Statement–Prospectus and/or in the Registration Statement, as applicable, or in any other application, notification or other document filed with any Regulatory Agency or other Governmental Entity in connection with the transactions contemplated by this Agreement, in each case or in any amendment or supplement thereto will, at the time the Proxy Statement–Prospectus or any such supplement or amendment thereto is first mailed to the shareholders of Fox Chase or at the time Fox Chase shareholders vote on the matters at the Fox Chase Shareholders’ Meeting or at the time the Registration Statement or any such amendment or supplement thereto becomes effective under the Securities Act or at the Effective Time, or at the time any such other applications, notifications or other documents or any such amendments or supplements thereto are so filed, as the case may be, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation or warranty is made by Fox Chase in this Section 4.25 with respect to statements made or incorporated by reference therein based on information supplied by Univest in writing expressly for inclusion or incorporation by reference in the Proxy Statement—Prospectus, the Registration Statement or such other applications, notifications or other documents. If at any time prior to the Effective Time any event should be discovered by Fox Chase or any of the Fox Chase Subsidiaries which should be set forth in an amendment to the Registration Statement or a supplement to the Proxy Statement–Prospectus, or in any amendment or supplement to any such other applications, notifications or other documents, Fox Chase shall promptly so inform Univest.

4.26. Takeover Laws.

The adoption and approval by the board of directors of Fox Chase of this Agreement, the Merger and the other transactions contemplated in this Agreement represent all the action necessary to render inapplicable to this Agreement, the Merger and such other transactions, the provisions of any potentially applicable anti-takeover, control share, fair price, moratorium, interested shareholder or similar Law.

4.27. Information Technology.

Except as would not reasonably be likely, either individually or in the aggregate, to have a Material Adverse Effect on Fox Chase, to the Knowledge of Fox Chase, since January 1, 2015, no third party has gained unauthorized access to any information technology networks controlled by and material to the operation of the business of Fox Chase and its Subsidiaries.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF UNIVEST

Univest represents and warrants to Fox Chase that the statements contained in this Article V are correct and complete as of the date of this Agreement, except as set forth in the Univest Disclosure Schedules delivered by Univest to Fox Chase on the date hereof. Univest has made a good faith effort to ensure that the disclosure on each schedule of the Univest Disclosure Schedule corresponds to the Section referenced herein. However, for purposes of the Univest Disclosure Schedule, any item disclosed on any schedule therein is deemed to be fully disclosed with respect to other schedules to the extent it is reasonably apparent on its face (notwithstanding the absence of a specific cross reference) from a reading of the disclosure that such disclosure applies to such other sections. References to the Knowledge of Univest shall include the Knowledge of Univest Bank.

5.1. Organization.

(a) Univest is a corporation duly organized and subsisting under the laws of the Commonwealth of Pennsylvania, and is duly registered as a bank holding company under the BHCA. Univest has the requisite corporate power and authority to carry on its business as now conducted and is duly licensed or qualified to do business in the Commonwealth of Pennsylvania and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such license or qualification except where the failure to be so qualified or licensed would not have a Material Adverse Effect on Univest.

(b) Univest Bank is a Pennsylvania-chartered bank and trust company duly organized and subsisting under the laws of the Commonwealth of Pennsylvania and is regulated by the PBD and the FRB. Univest Bank has the requisite corporate power and authority to carry on its business as now conducted and is duly licensed or qualified to do business in the Commonwealth of Pennsylvania and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such license or qualification, except where the failure to be so qualified or licensed would not have a Material Adverse Effect on Univest. The deposits of Univest Bank are insured by the FDIC to the fullest extent permitted by law, and all premiums and assessments required to be paid in connection therewith have been paid when due. Univest Bank is a member in good standing of the FHLB and owns the requisite amount of stock therein.

(c) Univest Disclosure Schedule 5.1(c) sets forth each Univest Subsidiary, the state of organization of each Univest Subsidiary and the percentage of the outstanding equity securities, membership or other interests of such Univest Subsidiary owned by Univest or Univest Bank. Each Univest Subsidiary is a corporation, limited liability company or other entity duly organized and subsisting under the laws of its jurisdiction of incorporation or organization. Each Univest Subsidiary has the requisite corporate power and authority to carry on its business as now conducted and is duly licensed or qualified to do business in the Commonwealth of Pennsylvania and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such license or qualification, except where the failure to be so qualified or licensed would not have a Material Adverse Effect on Univest.

(d) The respective minute books of Univest and each Univest Subsidiary accurately records, in all material respects, all material corporate actions of their respective shareholders and boards of directors (including all committees thereof).

(e) Prior to the date of this Agreement, Univest has made available to Fox Chase true and correct copies of the articles of incorporation and bylaws of Univest and similar governing documents of Univest Bank and each other Univest Subsidiary, each as in effect on the date hereof.

5.2. Capitalization.

(a) The authorized capital stock of Univest consists of (a) 48,000,000 shares of Univest Common Stock, of which, as of the date of this Agreement, 19,525,644 shares were issued and outstanding and

(b) 10,000,000 shares of preferred stock, having such par value as the board of directors shall fix and determine (“Univest Preferred Stock”), none of which were issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of Univest Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. As of the date of this Agreement, there were no shares of Univest Common Stock reserved for issuance upon exercise of options granted as employment inducement awards and under Univest’s equity compensation plans (the “Univest Options”). As of the date of this Agreement, except pursuant to (i) this Agreement, (ii) the Univest Employee Stock Purchase Plan, and (iii) the Univest Shareholder Rights Agreement, there are no outstanding subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities or other commitments or agreements of any character relating to the issued or unissued capital stock or other securities of Univest, or otherwise obligating Univest to issue, transfer, sell, purchase, redeem or otherwise acquire, to register under the Securities Act and the rules and regulations of the SEC thereunder, or to pay a dividend on any such securities. As of the date of this Agreement, there is no Voting Debt of Univest, nor any trust preferred or subordinated debt securities of Univest are issued or outstanding. The shares of Univest Common Stock to be issued pursuant to the Merger will be duly authorized and validly issued and, at the Effective Time, all such shares will be fully paid, nonassessable and free of preemptive rights. Except for the Univest Affiliate Letters, there are no voting trusts, shareholder agreements, proxies or other agreements in effect with regard to the voting or transfer of the Univest Common Stock or other equity interests of Univest. Univest has, or as of the Effective Time will have, sufficient authorized and unissued shares of Univest Common Stock to issue the Merger Consideration at the Effective Time.

(b) Univest owns all of the capital stock of Univest Bank free and clear of any Lien. Except for the Univest Subsidiaries, Univest does not possess, directly or indirectly, any material equity interest in any corporate entity, except for equity interests held in the investment portfolios of Univest Subsidiaries, equity interests held by Univest Subsidiaries in a fiduciary capacity, and equity interests held in connection with the lending activities of Univest Subsidiaries, including stock in the FHLB. Except as set forth on Univest Disclosure Schedule 5.2(b), either Univest or Univest Bank owns all of the outstanding shares of capital stock or equity interests of each Univest Subsidiary free and clear of all Liens.

(c) To Univest’s Knowledge, except as set forth on Univest Disclosure Schedule 5.2(c), no Person or “group” (as that term is used in Section 13(d)(3) of the Exchange Act), is the beneficial owner (as defined in Section 13(d) of the Exchange Act) of 5% or more of the outstanding shares of Univest Common Stock.

5.3. Authority; No Violation.

(a) Univest has full corporate power and authority to execute and deliver this Agreement and, subject to receipt of the Regulatory Approvals, approval of Nasdaq and the approval of this Agreement by Univest’s shareholders, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Univest and the consummation by Univest of the transactions contemplated hereby, including the Merger have been duly and validly approved by the board of directors of Univest, and no other corporate proceedings on the part of Univest, except for the approval of Univest’s shareholders, are necessary to consummate the transactions contemplated hereby, including the Merger. This Agreement has been duly and validly executed and delivered by Univest and, subject to the receipt of the Regulatory Approvals and approval by the required vote of Univest’s shareholders and due and valid execution and delivery of this Agreement by Fox Chase, constitutes the valid and binding obligations of Univest, enforceable against Univest in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, and subject, as to enforceability, to general principles of equity.

(b) Subject to receipt of Regulatory Approvals, approval by the required vote of Univest’s shareholders and Fox Chase’s and Univest’s compliance with any conditions contained therein, (i) the execution and delivery of this Agreement by Univest, (ii) the consummation of the transactions contemplated hereby, and (iii) compliance by Univest with any of the terms or provisions hereof will not (A) conflict with or result in a breach of any provision of the articles of incorporation or bylaws of Univest or any similar governing documents of any Univest Subsidiary, including Univest Bank or the Univest Shareholder Rights Agreement, (B) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Univest or any Univest Subsidiary or any of their respective properties or assets, or (C) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any Lien upon any of the properties or assets of Univest or any Univest Subsidiary under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which any of them is a party, or by which they or any of their respective properties or assets may be bound or affected, except, with respect to (B) and (C), for any violations, conflicts, breaches, defaults or other occurrences which would not, individually or in the aggregate, constitute a Material Adverse Effect.

5.4. Consents.

Except for the Regulatory Approvals, approval of the shareholders of Fox Chase and Univest, and consents, approvals, filings and registrations from or with the SEC, Nasdaq and state “blue sky” authorities, and compliance with any conditions contained therein, no consents or approvals or waivers of, or filings or registrations with, any Governmental Entity are or will be necessary, and no consents or approvals of any third parties are or will be necessary, in connection with (a) the execution and delivery of this Agreement by Univest and (b) the completion by Univest of the transactions contemplated hereby. Univest (x) has no reason to believe that the consents and approvals set forth above will not be received or will be received with conditions, limitations or restrictions unacceptable to it or which would adversely impact the ability of Univest or Univest Bank to complete the transactions contemplated by this Agreement and (y) knows of no reason why all Regulatory Approvals from any Governmental Entity required for the consummation of the transactions contemplated by this Agreement should not be obtained on a timely basis.

5.5. Financial Statements; Undisclosed Liabilities.

(a) Univest has previously made available, or will make available, to Fox Chase the Univest Regulatory Reports. The Univest Regulatory Reports have been, or will be, prepared in all material respects in accordance with applicable regulatory accounting principles and practices, including, but not limited to, all applicable rules, regulations and pronouncements of applicable Bank Regulators, throughout the periods covered by such statements, and fairly present or will fairly present, in all material respects, the financial position, results of operations and changes in shareholders’ equity of Univest as of and for the periods ended on the dates thereof, in accordance with applicable regulatory accounting principles, including, but not limited to, all applicable rules, regulations and pronouncements of applicable Bank Regulators, applied on a consistent basis.

(b) Univest has previously made available, or will make available, to Fox Chase the Univest Financial Statements. The Univest Financial Statements have been, or will be, prepared in accordance with GAAP, and (including the related notes where applicable) fairly present, or will fairly present, in each case in all material respects, the consolidated financial position, results of operations and cash flows of Univest and the Univest Subsidiaries on a consolidated basis as of and for the respective periods ending on the dates thereof (subject in the case of the unaudited interim statements to normal year-end adjustments), in accordance with GAAP during the periods involved, except as indicated in the notes thereto and except in the case of any unaudited statements to normal recurring audit adjustments.

(c) At the date of each balance sheet included in the Univest Financial Statements, neither Univest nor Univest Bank has had or will have any material liabilities, obligations or loss contingencies of any nature (whether absolute, accrued, contingent or otherwise) of a type required to be reflected in such Univest Financial Statements or Univest Regulatory Reports or in the footnotes thereto that are not fully reflected or reserved against therein or fully disclosed in a footnote thereto and except in the case of any unaudited statements to normal, recurring audit adjustments and, in the case of Univest Regulatory Reports, the absence of footnotes, except for such liabilities, obligations or loss contingencies that, either alone or when combined with all similar liabilities, have not had or would not reasonably be expected to have a Material Adverse Effect on Univest.

(d) The records, systems, controls, data and information of Univest and the Univest Subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of Univest or any Univest Subsidiary or accountants (including all means of access thereto and therefrom), except for any non-exclusive ownership and non-direct control that would not reasonably be expected to have a material adverse effect on the system of internal accounting controls described below in this Section 5.5(d). Univest (i) has implemented and maintains a system of internal control over financial reporting that is designed to provide reasonable assurances regarding the reliability of financial reporting and the preparation of its financial statements for external purposes in accordance with GAAP, (ii) has implemented and maintains disclosure controls and procedures to ensure that material information relating to Univest, including its consolidated Univest Subsidiaries, is made known to the chief executive officer and the chief financial officer of Univest by others within those entities, and (iii) has disclosed, based on its most recent evaluation prior to the date hereof, to Univest’s outside auditors and the audit committee of Univest’s board of directors (A) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect Univest’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in Univest’s internal controls over financial reporting. These disclosures (if any) were made in writing by management to Univest’s auditors and audit committee and a copy has previously been made available to Fox Chase.

(e) Since December 31, 2014, (i) neither Univest nor any Univest Subsidiary nor, to the Knowledge of Univest, any director, officer, employee, auditor, accountant or representative of Univest or any Univest Subsidiary has received or otherwise had or obtained Knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of Univest or any Univest Subsidiary or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that Univest or any Univest Subsidiary has engaged in illegal accounting or auditing practices, and (ii) no attorney representing Univest or any Univest Subsidiary, whether or not employed by Univest or any Univest Subsidiary, has reported evidence of a material violation of Securities Laws, breach of fiduciary duty or similar violation by Univest or any of its officers, directors, employees or agents to the board of directors of Univest or any committee thereof or to any director or officer of Univest.

5.6. No Material Adverse Effect.

Univest has not suffered any Material Adverse Effect since December 31, 2014, and no event has occurred or circumstance arisen since that date that, in the aggregate, has had or is reasonably likely to have a Material Adverse Effect on Univest.

5.7. Ownership of Property; Insurance Coverage.

(a) Univest and each Univest Subsidiary has good and, as to real property and securities, marketable title to all material assets and properties owned, and as to securities held, by Univest or any Univest Subsidiary in the conduct of their businesses, whether such assets and properties are real or personal, tangible or intangible, including assets and property reflected in the balance sheets contained in the Univest Regulatory Reports and in the Univest Financial Statements or acquired subsequent thereto (except to the extent that such assets and properties have been disposed of for fair value in the ordinary course of business since the date of such balance sheets), subject to no material Liens, except (i) those items which secure liabilities for public or statutory obligations or any discount with, borrowing from or other obligations to FHLB, inter-bank credit facilities, or any transaction by a Univest Subsidiary acting in a fiduciary capacity, (ii) statutory Liens for amounts not yet delinquent or that are being contested in good faith, (iii) non-monetary Liens affecting real property which do not adversely affect the value or use of such real property, and (iv) those described and reflected in the Univest Financial Statements. Such securities are valued on the books of Univest and each of the Univest Subsidiaries in accordance with GAAP. Univest and the Univest Subsidiaries, as lessee, have the right under valid and existing leases of real and personal properties used by Univest and Univest Subsidiaries in the conduct of their businesses to occupy or use all such properties as presently occupied and used by each of them. Neither Univest nor any Univest Subsidiary is in default in any material respect under any lease for any real or personal property to which either Univest or any Univest Subsidiary is a party, and there has not occurred any event that, with lapse of time or the giving of notice or both, would constitute such default, except for such defaults that, either individually or in the aggregate, will not have a Material Adverse Effect on Univest.

(b) With respect to all material agreements pursuant to which Univest or any Univest Subsidiary has purchased securities subject to an agreement to resell, if any, Univest or such Univest Subsidiary, as the case may be, has a Lien or security interest (which, to the Knowledge of Univest is a valid, perfected first Lien) in the securities or other collateral securing the repurchase agreement, and the value of such collateral equals or exceeds the amount of the debt secured thereby. Univest and each of the Univest Subsidiaries employs investment, securities risk management and other policies, practices and procedures that Univest and each such Univest Subsidiary believes are prudent and reasonable in the context of such businesses.

(c) Univest and each Univest Subsidiary currently maintain insurance considered by Univest to be reasonable for their respective operations in accordance with industry practice. Neither Univest nor any Univest Subsidiary, except as set forth in Univest Disclosure Schedule 5.7(c), has received notice from any insurance carrier that (i) such insurance will be canceled or that coverage thereunder will be reduced or eliminated, or (ii) premium costs (other than with respect to health or disability insurance) with respect to such policies of insurance will be substantially increased. There are presently no material claims pending under such policies of insurance and no notices have been given by Univest or any Univest Subsidiary under such policies (other than with respect to health or disability insurance). All such insurance is valid and enforceable and in full force and effect, and within the last three years Univest and each Univest Subsidiary has received each type of insurance coverage for which it has applied and during such periods has not been denied indemnification for any material claims submitted under any of its insurance policies. Univest Disclosure Schedule 5.7(c) identifies all material policies of insurance maintained by Univest and each Univest Subsidiary.

5.8. Legal Proceedings.

Except as set forth in Univest Disclosure Schedule 5.8, neither Univest nor any Univest Subsidiary is a party to any, and there are no pending or, to the Knowledge of Univest, threatened legal, administrative, arbitration or other proceedings, claims (whether asserted or unasserted), actions or governmental investigations or inquiries of any material nature (a) against Univest or any Univest Subsidiary, (b) to which Univest or any Univest Subsidiary’s material assets are or may be subject, (c) challenging the validity or propriety of any of the transactions contemplated by this Agreement, or (d) that would reasonably be expected to adversely affect the ability of Univest or Univest Bank to perform under this Agreement in any material respect.

5.9. Compliance With Applicable Law.

(a) To the Knowledge of Univest, each of Univest and each Univest Subsidiary is in compliance in all material respects with all applicable federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable to it, its properties, assets and deposits, its business, and its conduct of business and its relationship with its employees, including, without limitation, the USA PATRIOT Act, the Emergency Economic Stabilization Act of 2008, as amended, the Bank Secrecy Act, OFAC regulations, the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act of 1977, the Home Mortgage Disclosure Act, the Fair Credit Reporting Act, the Fair Debt Collections Practices Act, the Truth in Lending Act, and all other applicable fair lending laws and other laws relating to discriminatory business practices, and neither Univest nor any Univest Subsidiary has received any written notice to the contrary except where the failure to comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Univest. The board of directors of Univest Bank has adopted and Univest Bank has implemented an anti-money laundering program that contains adequate and appropriate customer identification verification procedures that has not been deemed ineffective by any Governmental Entity and that meets the requirements of Sections 352 and 326 of the USA PATRIOT Act and the regulations thereunder.

(b) Each of Univest and each Univest Subsidiary has all material permits, licenses, authorizations, orders and approvals of, and has made all filings, applications and registrations with, all Governmental Entities and Bank Regulators that are required in order to permit it to own or lease its properties and to conduct its business as presently conducted except where the failure to hold such permits, licensees, authorizations, orders or approvals, or the failure to make such filings, applications or registrations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Univest; all such permits, licenses, certificates of authority, orders and approvals are in full force and effect in all material respects, and, to the Knowledge of Univest, no suspension or cancellation of any such permit, license, certificate, order or approval is threatened or will result from the consummation of the transactions contemplated by this Agreement, subject to obtaining the Regulatory Approvals.

(c) Since January 1, 2013, neither Univest nor any Univest Subsidiary has received any written notification or, to the Knowledge of Univest, any other communication from any Bank Regulator (i) asserting that Univest or any Univest Subsidiary is not in material compliance with any of the statutes, regulations or ordinances which such Bank Regulator enforces; (ii) threatening to revoke any license, franchise, permit or governmental authorization that is material to Univest or any Univest Subsidiary; (iii) requiring or threatening to require Univest or any Univest Subsidiary, or indicating that Univest or any Univest Subsidiary may be required, to enter into a cease and desist order, agreement or memorandum of understanding or any other agreement with any Governmental Entity or Bank Regulator that is charged with the supervision or regulation of banks or engages in the insurance of bank deposits restricting or limiting, or purporting to restrict or limit, in any material respect the operations of Univest or any Univest Subsidiary, including without limitation any restriction on the payment of dividends; or (iv) except as disclosed in Univest Disclosure Schedule 5.9(c), directing, restricting or limiting, or purporting to direct, restrict or limit, in any manner the operations of Univest or any Univest Subsidiary, including without limitation any restriction on the payment of dividends (any such notice, communication, memorandum, agreement or order described in this sentence is hereinafter referred to as a “Univest Regulatory Agreement”). Neither Univest nor any Univest Subsidiary has consented to or entered into any Univest Regulatory Agreement that is currently in effect or that was in effect since January 1, 2013. The most recent regulatory rating given to Univest Bank as to compliance with the CRA is satisfactory or better.

(d) Each of Univest and Univest Bank are “well capitalized” within the meaning of the regulations of the FRB and the FDIC, respectively, and neither Univest nor Univest Bank knows of any facts or circumstances that would reflect adversely on the financial and managerial standards to be applied by the FRB under the BHCA in determining whether to approve the Merger.

5.10. Environmental Matters.

Except as may be set forth in Univest Disclosure Schedule 5.10, to the Knowledge of Univest, with respect to Univest and each Univest Subsidiary:

(a) Neither (i) the conduct nor operation of the business of Univest or any Univest Subsidiary nor (ii) any condition of any property currently or previously owned or operated by Univest or any Univest Subsidiary (including, without limitation, in a fiduciary or agency capacity), results or resulted in a violation of any Environmental Laws that is reasonably likely to impose a material liability (including a material remediation obligation) upon Univest or any Univest Subsidiary. No condition exists or has existed or event has occurred with respect to any such property that, with notice or the passage of time, or both, is reasonably likely to result in any material liability to Univest or any Univest Subsidiary by reason of any Environmental Laws. Neither Univest nor any Univest Subsidiary during the past five years has received any written notice from any Person or Governmental Entity that Univest or any Univest Subsidiary or the operation or condition of any property ever owned, operated, or held as collateral or in a fiduciary capacity by any of them (including any Other Real Estate Owned or property pledged as collateral for any loan held by Univest or any Univest Subsidiary) are currently in violation of or otherwise are alleged to have liability under any Environmental Laws or relating to Materials of Environmental Concern (including, but not limited to, responsibility (or potential responsibility) for the cleanup or other remediation of any Materials of Environmental Concern at, on, beneath, or originating from any such property) for which a material liability is reasonably likely to be imposed upon Univest or any Univest Subsidiary; and

(b) There is no suit, claim, action, demand, executive or administrative order, directive, investigation or proceeding pending or, to the Univest’s Knowledge, threatened, before any court, Governmental Entity or other forum against Univest or any Univest Subsidiary (i) for alleged noncompliance (including by any predecessor) with, or liability under, any Environmental Law or (ii) relating to the presence of or release into the environment of any Materials of Environmental Concern (as defined herein), whether or not occurring at or on a site owned, leased or operated by Univest or any Univest Subsidiary.

5.11. Brokers, Finders and Financial Advisors.

Neither Univest nor any Univest Subsidiary, nor any of their respective officers, directors, employees or agents, has employed any broker, finder or financial advisor in connection with the transactions contemplated by this Agreement, or incurred any liability or commitment for any fees or commissions to any such person in connection with the transactions contemplated by this Agreement except for the retention of Griffin Financial Group, LLC (“Griffin”) and the fee payable pursuant thereto.

5.12. Loan Matters.

(a) The allowance for loan losses reflected in Univest’s audited consolidated balance sheet at December 31, 2014 was, and the allowance for loan losses shown on Univest’s balance sheets for periods ending after December 31, 2014 was, or will be, adequate, as of the date thereof, under GAAP.

(b) All loans receivable (including discounts) and accrued interest entered on the books of Univest and the Univest Subsidiaries arose out of bona fide arm’s-length transactions, were made for good and valuable consideration in the ordinary course of Univest’s or the appropriate Univest Subsidiary’s respective business, and the notes or other evidences of indebtedness with respect to such loans (including discounts) are true and genuine and are what they purport to be. All such loans are owned by Univest or the appropriate Univest Subsidiary free and clear of any Liens.

(c) The notes and other evidences of indebtedness evidencing the loans described above, and all pledges, mortgages, deeds of trust and other collateral documents or security instruments relating thereto are, in all material respects, valid, true and genuine, and what they purport to be.

5.13. Related Party Transactions.

Except as set forth in Univest Disclosure Schedule 5.13 and except for any intracompany transactions, neither Univest nor any Univest Subsidiary is a party to any transaction (including any loan or other credit accommodation) with any Affiliate of Univest or any Univest Subsidiary. All such transactions (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other Persons, and (c) did not involve substantially more than the normal risk of collectability or present other unfavorable features. No loan or credit accommodation to any Affiliate of Univest or any Univest Subsidiary is presently in default or, during the three year period prior to the date of this Agreement, has been in default or has been restructured, modified or extended, except for rate modifications pursuant to Univest’s loan modification policy that are applicable to all Persons. Neither Univest nor any Univest Subsidiary has been notified that principal and interest with respect to any such loan or other credit accommodation will not be paid when due or that the loan grade classification accorded such loan or credit accommodation by Univest is inappropriate.

5.14. No Fox Chase Capital Stock.

Neither Univest nor any Univest Subsidiary beneficially owns, directly or indirectly, any shares of Fox Chase Common Stock, or any options, warrants or other rights to acquire any Fox Chase Common Stock, except pursuant to the Merger as contemplated in this Agreement.

5.15. SEC Reports.

Univest has timely filed with or furnished to, as applicable, the SEC all registration statements, prospectuses, reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished by it with the SEC since January 1, 2013 (the “Univest SEC Reports”). As of their respective filing dates (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof), each of the Univest SEC Reports complied as to form in all material respects with the applicable requirements of the Exchange Act, and the rules and regulations of the SEC thereunder, applicable to such Univest SEC Reports. None of the Univest SEC Reports, including any financial statements, schedules or exhibits included or incorporated by reference therein at the time they were filed (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of Univest Subsidiaries is required to file or furnish any forms, reports or other documents with the SEC. As of the date of this Agreement, no executive officer of Univest has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act.

5.16. Required Vote.

Provided that a quorum is present, in person or by proxy, the affirmative vote of at least a majority of the votes cast of Univest Common Stock at the Univest Shareholders’ Meeting by the holders of shares of Univest Common Stock is required to approve this Agreement and the Merger under Univest’s articles of incorporation and applicable law.

5.17. Registration Obligations.

Except for the shares of Univest Common Stock to be issued under Article III of this Agreement, neither Univest nor any Univest Subsidiary is under any obligation, contingent or otherwise, that will survive the Effective Time by reason of any agreement to register any transaction involving any of its securities under the Securities Act.

5.18. Risk Management Instruments.

All material interest rate swaps, caps, floors, option agreements, futures and forward contracts and other similar risk management arrangements, whether entered into for Univest’s own account, or for the account of one or more of the Univest Subsidiaries or their customers, were in all material respects entered into in compliance with all applicable laws, rules, regulations and regulatory policies, and, to the Knowledge of Univest, with counterparties believed to be financially responsible at the time; and, to the Knowledge of Univest, each of them constitutes the valid and legally binding obligation of Univest or any Univest Subsidiary, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles), and is in full force and effect. Neither Univest nor any Univest Subsidiary, nor to the Knowledge of Univest any other party thereto, is in breach of any of its obligations under any such agreement or arrangement in any material respect.

5.19. Fairness Opinion.

The board of directors of Univest has received a written opinion from Griffin to the effect that, subject to the terms, conditions and qualifications set forth therein, as of the date hereof, the Merger Consideration is fair to Univest from a financial point of view. Such opinion has not been amended or rescinded as of the date of this Agreement.

5.20. Trust Accounts.

Univest Bank and each Univest Subsidiary has properly administered all accounts for which it acts as a fiduciary in all material respects, including but not limited to accounts for which it serves as trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable laws and regulators. Neither Univest Bank nor any other Univest Subsidiary, nor has any of their respective directors, officers or employees, committed any breach of trust with respect to any such fiduciary account and the records for each such fiduciary account.

5.21. Financing.

Univest has, or will have available prior to the Closing Date, all funds necessary to satisfy its obligations under this Agreement.

5.22. Univest Information Supplied.

The information relating to Univest and any Univest Subsidiary to be contained in the Proxy Statement-Prospectus and/or Registration Statement, or in any other document filed with any Bank Regulator or other Governmental Entity in connection herewith (other than the information provided by Fox Chase specifically for inclusion), will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. The Proxy Statement-Prospectus will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act.

5.23. Taxes.

Univest has duly filed, and will file, all material federal, state and local Tax returns required to be filed by, or with respect to, Univest and every Univest Subsidiary on or prior to the Closing Date, taking into account any extensions (all such returns being accurate and correct in all material respects). Univest has paid, or made provision and properly accounted for, all Taxes shown to be due on such Tax returns, other than Taxes or other charges that (a) are not delinquent, (b) are being contested in good faith, or (c) have not yet been fully determined. As of the date of this Agreement, Univest has received no written notice of, and to Univest’s Knowledge there is no, audit examination, deficiency assessment, tax investigation or refund litigation with respect to any Taxes of Univest or any Univest Subsidiary, and no written claim has been made by any Governmental Entity in a jurisdiction where Univest or any Univest Subsidiary does not file Tax returns that Univest or any Univest Subsidiary is subject to taxation in that jurisdiction. Univest and each Univest Subsidiary has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder or other third party, and Univest and each Univest Subsidiary, to Univest’s Knowledge, has timely complied with all applicable information reporting requirements under Part III, Subchapter A of Chapter 61 of the Code and similar applicable state and local information reporting requirements. Neither Univest nor any Univest Subsidiary is a party to any Tax Agreement with any Person other than Tax Agreements involving Univest and/or any Univest Subsidiary.

5.24. Employee Benefit Plans.

(a) Except as would not, individually or in the aggregate, have a Material Adverse Effect, each “employee benefit plan” (within the meaning of Section 3(3) of ERISA), and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA (including any funding mechanism therefor, such plans, agreements, programs, policies and arrangements collectively referred to as “Univest Benefit Plans”) has been established and administered in all respects in accordance with its terms and in compliance with the applicable provisions of ERISA, the Code and other applicable laws, rules and regulations; (ii) each Univest Benefit Plan which is intended to be qualified within the meaning of Section 401(a) of the Code has received a favorable determination letter as to its qualification, and with respect to all plan document qualification requirements for which the applicable remedial amendment period under Section 401(b) of the Code has closed, any amendments required by such determination letter were made as and when required by such determination letter, and, to the Knowledge of Univest, nothing has occurred, whether by action or failure to act, that could reasonably be expected to cause the loss of such qualification; (iii) to the Knowledge of Univest, no event has occurred and no condition exists that is reasonably likely to subject Univest or any Univest Subsidiary, solely by reason of its affiliation with any past or present “ERISA Affiliate”, to any Tax, fine, Lien, penalty or other liability imposed by ERISA or the Code; and (iv) all contributions required to be made under the terms of any Univest Benefit Plan have been timely made or, if not yet due, have been properly reflected in Univest financial statements in accordance with GAAP.

(b) Univest and the Univest Subsidiaries currently maintain a defined benefit pension plan within the meaning of ERISA Section 3(2). Univest Disclosure Schedule 5.24 contains a copy of the most recent determination letter from the IRS with respect to such plan. None of the Univest Benefit Plans is a “multiemployer plan” (within the meaning of ERISA Section 3(37)) and none of Univest, the Univest Subsidiaries, or any ERISA Affiliate has any liability with respect to a multiemployer plan that remains unsatisfied.

(c) With respect to any Univest Benefit Plan, the assets of any trust under such Univest Benefit Plan, Univest Benefit Plan sponsor, Univest Benefit Plan fiduciary or Univest Benefit Plan administrator, (i) no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or, to the Knowledge of Univest, threatened and (ii) to the Knowledge of Univest, no facts or circumstances exist that could reasonably be expected to give rise to any such actions, suits or claims.

(d) Except as would not, individually or in the aggregate, have a Material Adverse Effect, all Univest Benefit Plans which provide for the deferral of compensation, within the meaning of Section 409A of the Code, have been administered in good faith compliance with Section 409A of the Code. No outstanding stock options and no shares of restricted stock are subject to Section 409A of the Code.

(e) No liability under Subtitle C or D of Title IV of ERISA has been or is expected to be incurred by Univest or any Univest Subsidiary with respect to any ongoing, frozen, or terminated Univest Benefit Plan.

(f) No notice of a reportable event within the meaning of Section 4043 of ERISA for which the 30-day reporting requirement has been waived, has been required to be filed for any Univest Benefit Plan within the past twelve (12) months.

5.25. Intellectual Property.

Univest and each Univest Subsidiary owns or possesses valid and binding licenses and other rights (subject to expirations in accordance with their terms) to use all patents, copyrights, trade secrets, trade names, service marks and trademarks, which are material to the conduct of their business as currently conducted, each without payment, except for all license agreements under which license fees or other payments are due in the ordinary course of Univest’s or each of the Univest Subsidiaries’ business, and neither Univest nor any Univest Subsidiary has received any notice of conflict with respect thereto that asserts the rights of others. Univest and each Univest Subsidiary has performed all the material obligations required to be performed, and are not in default in any material respect, under any contract, agreement, arrangement or commitment relating to any of the foregoing. To Univest’s Knowledge, the conduct of the business of Univest and each Univest Subsidiary as currently conducted or proposed to be conducted does not, in any material respect, infringe upon, dilute, misappropriate or otherwise violate any intellectual property owned or controlled by any third party.

5.26. Labor Matters.

There are no labor or collective bargaining agreements to which Univest or any Univest Subsidiary is a party. To the Knowledge of Univest, there is no activity involving Univest or any Univest Subsidiary seeking to certify a collective bargaining unit involving any of their employees. There is no labor strike, labor dispute (other than routine employee grievances that are not related to Univest employees), work slowdown, stoppage or lockout pending or threatened against Univest or any Univest Subsidiary. There is no unfair labor practice or labor arbitration proceeding pending or, to the Knowledge of Univest, threatened against Univest or any Univest Subsidiary (other than routine employee grievances that are not related to Univest employees). Univest and each Univest Subsidiary is in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and are not engaged in any unfair labor practice.

ARTICLE VI

COVENANTS OF FOX CHASE

6.1. Conduct of Business.

(a) Affirmative Covenants. From the date of this Agreement to the Effective Time, except with the written consent of Univest (which shall not be unreasonably withheld, conditioned or delayed), Fox Chase will, and it will cause each Fox Chase Subsidiary to, (i) operate its business only in the usual, regular and ordinary course of business (ii) use commercially reasonable efforts to preserve intact its business organization and assets and maintain its rights and franchises, and (iii) voluntarily take no action that would, or would be reasonably likely to, materially adversely affect the ability of the parties to obtain any Regulatory Approvals or other approvals of Governmental Entities required for the transactions contemplated hereby or materially increase the period of time necessary to obtain such approvals, or materially adversely affect its ability to perform its covenants and agreements under this Agreement. For the avoidance of doubt, nothing herein shall prevent Fox Chase from declaring and paying: (1) a quarterly dividend on its issued and outstanding Fox Chase Common Stock in an amount not to exceed the amount paid in the most recent quarter prior to the date hereof subject to Fox Chase’s obligations pursuant to Section 6.10; and (2) a one-time cash dividend not to exceed $0.14 per share to be payable in the first quarter of 2016.

(b) Negative Covenants. Fox Chase agrees that from the date of this Agreement to the Effective Time, except as (i) otherwise specifically permitted or required by this Agreement, (ii) set forth in Fox Chase Disclosure Schedule 6.1(b), (iii) consented to by Univest in writing and, except with respect to paragraphs 1, 2, 4, 7 and 8 of this Section 6.1(b), such consent not to be unreasonably withheld, conditioned or delayed (it being understood that Univest shall be deemed to have consented if no written response is provided within two business days of delivery of a written request for consent), or (iv) required by any Bank Regulator, Fox Chase will not, and it will cause each Fox Chase Subsidiary not to:

(1) change or waive any provision of its articles of incorporation, charter or bylaws, except as required by law, or appoint any new directors to its board of directors, except to fill any vacancy in accordance with its bylaws;

(2) change the number of authorized or issued shares of its capital stock, issue any shares of Fox Chase capital stock, including any shares that are held as Treasury Stock as of the date of this Agreement, or issue or grant any right or agreement of any character relating to its authorized or issued capital stock or any securities convertible into shares of such stock, make any grant or award under any option or benefit plan, or split, combine or reclassify any shares of capital stock, or declare, set aside or pay any dividend or other distribution in respect of capital stock, or redeem or otherwise acquire any shares of capital stock, except that any Fox Chase Subsidiary may pay dividends to its parent company (as permitted under applicable law or regulations) consistent with past practice;

(3) enter into, amend in any material respect or terminate any material contract or agreement (including without limitation any settlement agreement with respect to litigation) except in the ordinary course of business or as required by law;

(4) make application for the opening or closing of any, or open or close any, branch or automated banking facility;

(5) grant or agree to pay any bonus, severance or termination to, or enter into, renew or amend any employment agreement, severance agreement and/or supplemental executive agreement with, or increase in any manner the compensation or fringe benefits of, any of its directors, officers or employees, except (i) for cash bonuses to be paid for 2015 and on a pro rata basis for 2016 for performance through the Closing Date pursuant to and in accordance with terms of the Fox Chase Bank Executive Incentive Compensation Plan and the Fox Chase Bank Commercial Lender Incentive Plan (including the lender holdback aspect of that plan), copies of which are set forth on Disclosure Schedule 6.1(b)(5), (ii) as required pursuant to commitments existing on the date hereof or as agreed to by the parties and set forth on Fox Chase Disclosure Schedule 4.8(a) or Fox Chase Disclosure Schedule 4.12, (iii) pay increases and bonuses in the ordinary course of business consistent with past practice to employees not otherwise included in (i) above for 2015 and on a pro rata basis for 2016, or (iv) as required by statute, regulation or regulatory guidance. Neither Fox Chase nor any Fox Chase Subsidiary shall hire or promote any employee to a rank having a title of vice president or other more senior rank or hire any new employee at an annual rate of compensation in excess of $100,000 except as set forth in Fox Chase Disclosure Schedule 6.1(b)(5), provided that Fox Chase or a Fox Chase Subsidiary may hire at-will, non-officer employees to fill vacancies that may from time to time arise in the ordinary course of business;

(6) except as otherwise expressly permitted under this Agreement or as set forth on Fox Chase Disclosure Schedule 6.1(b)(6), enter into or, except as may be required by law, materially modify any pension, retirement, stock option, stock purchase, stock appreciation right, stock grant, savings, profit sharing, deferred compensation, supplemental retirement, consulting, bonus, group insurance or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement related thereto, in respect of any of its directors, officers or employees; make any contributions to any defined contribution plan not in the ordinary course of business consistent with past practice; or make any contribution to the ESOP, forgive any indebtedness with respect to the ESOP Loan or take any action that would cause a release of any Suspense Shares, except as required by operation of the ESOP or in the ordinary course of business consistent with past practice, but in no event more than the minimum amount required pursuant to the ESOP Loan amortization schedules as in effect on September 30, 2015;

(7) except as set forth on Fox Chase Disclosure Schedule 6.1(b)(7), merge or consolidate Fox Chase or any Fox Chase Subsidiary with any other corporation; sell or lease all or any substantial portion of the assets or business of Fox Chase or any Fox Chase Subsidiary; make any acquisition of all or any substantial portion of the business or assets of any other Person other than in connection with foreclosures, settlements in lieu of foreclosure, troubled loan or debt restructuring, or the collection of any loan or credit arrangement between Fox Chase, or any Fox Chase Subsidiary, and any other Person; enter into a purchase and assumption transaction with respect to deposits and liabilities; voluntarily revoke or surrender by any Fox Chase Subsidiary of its certificate of authority to maintain, or file an application for the relocation of, any existing branch office, or file an application for a certificate of authority to establish a new branch office;

(8) except as set forth on Fox Chase Disclosure Schedule 6.1(b)(8), sell or otherwise dispose of the capital stock of Fox Chase or any Fox Chase Subsidiary or sell or otherwise dispose of any asset of Fox Chase or of any Fox Chase Subsidiary other than in the ordinary course of business consistent with past practice; except for transactions with the FHLB or the Federal Reserve Bank of Philadelphia, subject any asset of Fox Chase or of any Fox Chase Subsidiary to a Lien (other than in connection with deposits, repurchase agreements, bankers acceptances, “treasury tax and loan” accounts established in the ordinary course of business and transactions in “federal funds” and the satisfaction of legal requirements in the exercise of trust powers), unless such Lien is subject to a stay or appeal proceeding, other than in the ordinary course of business consistent with past practice; incur any indebtedness for borrowed money (or guarantee any indebtedness for borrowed money), except in the ordinary course of business consistent with past practice;

(9) voluntarily take any action that would result in any of the representations and warranties of Fox Chase or Fox Chase Bank set forth in this Agreement becoming untrue in any material respect as of any date after the date hereof or any of the conditions set forth in Article IX hereof not being satisfied, except in each case as may be required by applicable law or any Bank Regulator;

(10) change any method, practice or principle of accounting, except as may be required from time to time by GAAP (without regard to any optional early adoption date) or any Bank Regulator responsible for regulating Fox Chase or Fox Chase Bank;

(11) waive, release, grant or transfer any material rights of value or modify or change in any material respect any existing material agreement or indebtedness with an annual value of $1,000,000 or greater to which Fox Chase or any Fox Chase Subsidiary is a party, except for any transfers of loans or other real estate loans in the ordinary course of business consistent with past practice;

(12) purchase any securities, including equity or debt securities, except in accordance with past practice pursuant to its investment securities portfolio policies approved by the Fox Chase board of directors and in effect on the date hereof;

(13) except as permitted under Section 6.1(b)(2), issue or sell any equity or debt securities of Fox Chase or any Fox Chase Subsidiary;

(14) make or acquire any loan or other credit facility commitment (including, without limitation, lines of credit and letters of credit) or issue a commitment (including a letter of credit) or renew or extend an existing commitment for any loan, other credit facility commitment, or amend or modify in any material respect any loan, other credit facility commitment (including in any manner that would result in any additional extension of credit, principal forgiveness, or effect any uncompensated release of collateral, i.e., at a value below the fair market value thereof as determined by Fox Chase), except in accordance with past practice pursuant to policies approved by the Fox Chase board of directors and in effect on the date hereof;

(15) except as set forth on the Fox Chase Disclosure Schedule 6.1(b)(15), enter into, renew, extend or modify any other transaction (other than a deposit transaction) with any Affiliate;

(16) except as set forth on Fox Chase Disclosure Schedule 6.1(b)(16) or any foreign currency swap transactions that are conducted in the ordinary course of business consistent with past practice, enter into any futures contract, option, interest rate caps, interest rate floors, interest rate exchange agreement or other agreement or take any other action for purposes of hedging the exposure of its interest-earning assets and interest-bearing liabilities to changes in market rates of interest;

(17) except for the execution of this Agreement, and actions taken or that will be taken in accordance with this Agreement and performance thereunder, take any action that would give rise to a right of payment to any individual under any employment agreement;

(18) enter into any new line of business;

(19) make any material change in policies in existence on the date of this Agreement with regard to (i) underwriting, the extension of credit, or the establishment of reserves with respect to the possible loss thereon or the charge off of losses incurred thereon, (ii) investments, (iii) asset/liability management, (iv) deposit pricing or gathering, or (v) other material banking policies except as may be required by changes in applicable law or regulations or by a Bank Regulator;

(20) except for the execution of this Agreement, and the transactions contemplated herein, take any action that would give rise to an acceleration of the right to payment to any individual under any Fox Chase Employee Plan;

(21) except as set forth in Fox Chase Disclosure Schedule 6.1(b)(21), make any capital expenditures in excess of $100,000 individually or $500,000 in the aggregate, other than pursuant to binding commitments existing on the date hereof and other than expenditures necessary to maintain existing assets in good repair;

(22) except as set forth in Fox Chase Disclosure Schedule 6.1(b)(22), purchase or otherwise acquire any assets or incur any liabilities other than in the ordinary course of business consistent with past practices and policies;

(23) undertake, renew, extend or enter into any lease, contract or other commitment for its account, other than in the normal course of providing credit to customers as part of its banking business, involving (i) a payment by Fox Chase or Fox Chase Bank of more than $50,000 annually, (ii) containing any financial commitment extending beyond 24 months from the date hereof, or (iii) any Affiliate of Fox Chase or Fox Chase Bank; provided that the aggregate payments under clauses (i) and (ii) shall not exceed $100,000;

(24) except as set forth on Fox Chase Disclosure Schedule 6.1(b)(24), pay, discharge, settle or compromise any claim, action, litigation, arbitration or proceeding, other than any such payment, discharge, settlement or compromise in the ordinary course of business consistent with past practice that involves solely money damages in the amount not in excess of $50,000 individually or $100,000 in the aggregate, and that does not create negative precedent for other pending or potential claims, actions, litigation, arbitration or proceedings, provided that Fox Chase may not charge-off through settlement, compromise or discharge more than $500,000 of the outstanding principal balance of any loan that is 90 or more days contractually past due without first discussing the decision with Univest;

(25) foreclose upon or take a deed or title to any commercial real estate without first conducting a Phase I environmental assessment of the property or foreclose upon any commercial real estate if such environmental assessment indicates the presence of a Materials of Environmental Concern;

(26) purchase or sell any mortgage loan servicing rights other than in the ordinary course of business consistent with past practice;

(27) issue any broadly distributed communication to employees (including general communications relating to benefits and compensation) relating to post-Closing employment, benefit or compensation information without the prior consent of Univest (which shall not be unreasonably withheld, conditioned or delayed) or issue any broadly distributed communication of a general nature to customers regarding the merger without the prior approval of Univest (which shall not be unreasonably withheld, conditioned or delayed), except as required by law or for communications in the ordinary course of business consistent with past practice that do not relate to the Merger or other transactions contemplated hereby; or

(28) agree to do any of the foregoing.

(c) Termination of ESOP. Prior to the Effective Time and effective as of the Closing Date, Fox Chase shall, to the extent necessary, amend the ESOP to provide that the ESOP (a) is frozen for participation and contributions, and (b) shall terminate in conjunction with the Merger in accordance with the terms of the ESOP.

6.2. Financial and Other Statements.

(a) Promptly upon receipt thereof, Fox Chase will furnish to Univest copies of each annual, interim or special audit of the financial statements of Fox Chase and the Fox Chase Subsidiaries made by its independent auditors and copies of all internal control reports submitted to Fox Chase by such auditors in connection with each annual, interim or special audit of the financial statements of Fox Chase and the Fox Chase Subsidiaries made by such auditors.

(b) Fox Chase will furnish to Univest copies of all documents, statements and reports as it or any Fox Chase Subsidiary shall send to its shareholders, any Bank Regulator or any Governmental Entity, except as prohibited by law. Within a reasonable time after the end of each month, Fox Chase will deliver to Univest a consolidated balance sheet and a consolidated statement of income, without related notes, for such month prepared in accordance with current financial reporting practices.

(c) Fox Chase will advise Univest promptly of the receipt of any examination report of any Bank Regulator with respect to the condition or activities of Fox Chase or any of the Fox Chase Subsidiaries.

(d) With reasonable promptness, Fox Chase will furnish to Univest such additional financial data that Fox Chase possesses and as Univest may reasonably request, including without limitation, detailed monthly financial statements and loan reports.

6.3. Maintenance of Insurance.

Fox Chase shall maintain, and cause each Fox Chase Subsidiary to maintain, insurance in such amounts as are reasonable to cover such risks as are customary in relation to the character and location of their properties and the nature of their business, consistent with past practice.

6.4. Disclosure Supplements.

From time to time prior to the Effective Time, Fox Chase will promptly supplement or amend the Fox Chase Disclosure Schedule delivered in connection herewith with respect to any matter hereafter arising that, if existing, occurring or known at the date of this Agreement, would have been required to be set forth or described in such Fox Chase Disclosure Schedule or that is necessary to correct any information in such Fox Chase Disclosure Schedule that has been rendered materially inaccurate thereby. No supplement or amendment to such Fox Chase Disclosure Schedule shall have any effect for the purpose of determining satisfaction of the conditions set forth in Article IX.

6.5. Consents and Approvals of Third Parties.

Fox Chase shall use commercially reasonable efforts to obtain as soon as practicable all consents and approvals necessary or desirable for the consummation of the transactions contemplated by this Agreement.

6.6. Commercially Reasonable Efforts.

Subject to the terms and conditions herein provided, Fox Chase agrees to use commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement; provided, however, that such efforts do not significantly decrease the benefits of the transaction to Fox Chase.

6.7. Failure to Fulfill Conditions.

In the event that Fox Chase determines that a condition to its obligation to complete the Merger cannot be fulfilled and that it will not waive that condition, it will promptly notify Univest.

6.8. No Other Bids and Related Matters.

(a) So long as this Agreement remains in effect, except as otherwise expressly permitted in this Agreement, Fox Chase shall not, and shall cause each Fox Chase Subsidiary and their respective officers, directors, employees, investment bankers, financial advisors, attorneys, accountants, consultants, Affiliates and other agents (collectively, the “Fox Chase Representatives”) not to, directly or indirectly, (i) initiate, solicit, induce or knowingly encourage, or take any action to facilitate the making of, any inquiry, offer or proposal which constitutes, or could reasonably be expected to lead to, a Fox Chase Acquisition Proposal; (ii) recommend or endorse a Fox Chase Acquisition Transaction; (iii) participate in any discussions or negotiations regarding any Fox Chase Acquisition Proposal or furnish, or otherwise afford access, to any Person (other than Univest ) any information or data with respect to Fox Chase or any Fox Chase Subsidiary or otherwise relating to a Fox Chase

Acquisition Proposal; (iv) release any Person from, waive any provisions of, or fail to enforce any confidentiality agreement or standstill agreement to which Fox Chase is a party; or (v) enter into any agreement, agreement in principle or letter of intent with respect to any Fox Chase Acquisition Proposal or approve or resolve to approve any Fox Chase Acquisition Proposal or any agreement, agreement in principle or letter of intent relating to a Fox Chase Acquisition Proposal. Any violation of the foregoing restrictions by Fox Chase or any Fox Chase Representative, whether or not such Fox Chase Representative is so authorized and whether or not such Fox Chase Representative is purporting to act on behalf of Fox Chase or otherwise, shall be deemed to be a breach of this Agreement by Fox Chase. Fox Chase and each Fox Chase Subsidiary shall, and shall cause each of the Fox Chase Representatives to, immediately cease and cause to be terminated any and all existing discussions, negotiations, and communications with any Persons with respect to any existing or potential Fox Chase Acquisition Proposal.

For purposes of this Agreement, “Fox Chase Acquisition Proposal” shall mean any inquiry, offer or proposal (other than an inquiry, offer or proposal from Univest ), whether or not in writing, contemplating, relating to, or that could reasonably be expected to lead to, a Fox Chase Acquisition Transaction. For purposes of this Agreement, “Fox Chase Acquisition Transaction” shall mean (A) any transaction or series of transactions involving any merger, consolidation, recapitalization, share exchange, liquidation, dissolution or similar transaction involving Fox Chase or any Fox Chase Subsidiary; (B) any transaction pursuant to which any third party or group acquires or would acquire (whether through sale, lease or other disposition), directly or indirectly, any assets of Fox Chase or any Fox Chase Subsidiary representing, in the aggregate, twenty-five percent (25%) or more of the assets of Fox Chase and each Fox Chase Subsidiary on a consolidated basis; (C) any issuance, sale or other disposition of (including by way of merger, consolidation, share exchange or any similar transaction) securities (or options, rights or warrants to purchase or securities convertible into, such securities) representing twenty-five percent (25%) or more of the votes attached to the outstanding securities of Fox Chase or any Fox Chase Subsidiary; (D) any tender offer or exchange offer that, if consummated, would result in any third party or group beneficially owning twenty-five percent (25%) or more of any class of equity securities of Fox Chase or any Fox Chase Subsidiary; or (E) any transaction which is similar in form, substance or purpose to any of the foregoing transactions, or any combination of the foregoing.

(b) Notwithstanding Section 6.8(a), Fox Chase may take any of the actions described in clause (ii) or (iii) of Section 6.8(a) if but only if, (i) Fox Chase has received a bona fide unsolicited written Fox Chase Acquisition Proposal that did not result from a breach of this Section 6.8; (ii) the Fox Chase board of directors determines in good faith, after consultation with and having considered the advice of its outside legal counsel and its independent financial advisor, that such Fox Chase Acquisition Proposal constitutes or is reasonably likely to lead to a Superior Proposal (as defined below); (iii) Fox Chase has provided Univest with at least one (1) business day’s prior notice of such determination; and (iv) prior to furnishing or affording access to any information or data with respect to Fox Chase or any of the Fox Chase Subsidiaries or otherwise relating to a Fox Chase Acquisition Proposal, Univest receives from such Person a confidentiality agreement with terms no less favorable to Univest than those contained in the Confidentiality Agreement. Fox Chase shall promptly provide to Univest any non-public information regarding Fox Chase or any Fox Chase Subsidiary provided to any other Person that was not previously provided to Univest, such additional information to be provided no later than the date of provision of such information to such other party.

For purposes of this Agreement, “Superior Proposal” means any bona fide written proposal (on its most recently amended or modified terms, if amended or modified) made by a third party to enter into a Fox Chase Acquisition Transaction on terms that the Fox Chase board of directors determines in its good faith judgment, after consultation with and having considered the advice of outside legal counsel and financial advisor: (i) would, if consummated, result in the acquisition of all, but not less than all, of the issued and outstanding shares of Fox Chase Common Stock or all, or substantially all, of the assets of Fox Chase and the Fox Chase Subsidiaries on a consolidated basis; (ii) would result in a transaction that involves consideration to the holders of the shares of Fox Chase Common Stock that is more favorable, from a financial point of view, than the consideration to be paid to Fox Chase’s shareholders pursuant to this Agreement, considering, among other things, the nature of the consideration being offered and the absence of a financing condition; and (iii) is reasonably likely to be completed on the terms proposed, in each case taking into account all legal, financial, regulatory and other aspects of the proposal.

(c) Fox Chase shall promptly (and in any event within twenty-four (24) hours) notify Univest in writing if any proposals or offers are received by, any information is requested from, or any negotiations or discussions are sought to be initiated or continued with, Fox Chase or any Fox Chase Representatives, in each case in connection with any Fox Chase Acquisition Proposal, and such notice shall indicate the name of the Person initiating such discussions or negotiations or making such proposal, offer or information request and the material terms and conditions of any proposals or offers (and, in the case of written materials relating to such proposal, offer, information request, negotiations or discussion, providing copies of such materials (including e-mails or other electronic communications) unless (i) such materials constitute confidential information of the party making such offer or proposal under an effective confidentiality agreement, (ii) disclosure of such materials jeopardizes the attorney-client privilege, or (iii) disclosure of such materials contravenes any law, rule, regulation, order, judgment or decree. Fox Chase agrees that it shall keep Univest informed, on a current basis, of the status and terms of any such proposal, offer, information request, negotiations or discussions (including any amendments or modifications to such proposal, offer or request).

(d) Subject to Section 6.8(e), neither the Fox Chase board of directors nor any committee thereof shall (i) withdraw, qualify or modify, or propose to withdraw, qualify or modify, in a manner adverse to Univest in connection with the transactions contemplated by this Agreement (including the Merger), the Fox Chase Recommendation, or make any statement, filing or release, in connection with the Fox Chase Shareholders’ Meeting or otherwise, inconsistent with the Fox Chase Recommendation (it being understood that taking a neutral position or no position with respect to a Fox Chase Acquisition Proposal shall be considered an adverse modification of the Fox Chase Recommendation); (ii) approve or recommend, or publicly propose to approve or recommend, any Fox Chase Acquisition Proposal; or (iii) enter into (or cause Fox Chase or any Fox Chase Subsidiary to enter into) any letter of intent, agreement in principle, acquisition agreement or other agreement (A) related to any Fox Chase Acquisition Transaction (other than a confidentiality agreement entered into in accordance with the provisions of Section 6.8(b)) or (B) requiring Fox Chase to abandon, terminate or fail to consummate the Merger or any other transaction contemplated by this Agreement.

(e) Notwithstanding Section 6.8(d) above, prior to the date of Fox Chase Shareholders’ Meeting, the Fox Chase board of directors may approve or recommend to the shareholders of Fox Chase a Superior Proposal and withdraw, qualify or modify the Fox Chase Recommendation in connection therewith or take any of the other actions otherwise prohibited by Section 6.8(d) (a “Fox Chase Subsequent Determination”) after the third (3rd) business day following the receipt by Univest of a notice (the “Notice of Superior Proposal”) from Fox Chase advising Univest that the Fox Chase board of directors has decided that a bona fide unsolicited written Fox Chase Acquisition Proposal that it received (that did not result from a breach of this Section 6.8) constitutes a Superior Proposal (it being understood that Fox Chase shall be required to deliver a new Notice of Superior Proposal in respect of any materially revised Superior Proposal from such third party or its affiliates that Fox Chase proposes to accept and the subsequent notice period shall be three (3) business days) if, but only if, (i) the Fox Chase board of directors has reasonably determined in good faith, after consultation with and having considered the advice of outside legal counsel and its financial advisor, that the failure to take such actions would be inconsistent with its fiduciary duties to Fox Chase’s shareholders under applicable law and (ii) at the end of such three (3) business day period, after taking into account any such adjusted, modified or amended terms as may have been committed to in writing by Univest since its receipt of such Notice of Superior Proposal (provided, however, that Univest shall not have any obligation to propose any adjustments, modifications or amendments to the terms and conditions of this Agreement), the Fox Chase board of directors has again in good faith made the determination (A) in clause (i) of this Section 6.8(e) and (B) that such Fox Chase Acquisition Proposal constitutes a Superior Proposal.

(f) Nothing contained in this Section 6.8 or elsewhere in this Agreement shall prohibit Fox Chase from (i) taking and disclosing to its shareholders a position contemplated by Rule 14e-2(a) promulgated under the

Exchange Act, to the extent applicable, or (ii) making any disclosure to its shareholders if, in each case, the board of directors is advised by outside counsel to Fox Chase that the failure to make such disclosure to Fox Chase’s shareholders would be inconsistent with their fiduciary duties under Maryland law.

6.9. Proxy Solicitor.

If Univest requests, Fox Chase shall retain a proxy solicitor in connection with the solicitation of Fox Chase shareholder approval of this Agreement. The selection of the Proxy Solicitor shall be at the discretion of Fox Chase, provided it is reasonably acceptable to Univest.

6.10. Fox Chase Dividends.

From the date hereof until the Effective Time, Fox Chase shall consult with Univest regarding the record dates and the payment dates relating to any dividends in respect of Fox Chase Common Stock, it being the intention of Fox Chase and Univest that holders of Fox Chase Common Stock shall not receive two dividends, or fail to receive one dividend, for any single calendar quarter with respect to their shares of Fox Chase Common Stock and/or any Univest Common Stock that any such holder receives in exchange therefor pursuant to the Merger.

ARTICLE VII

COVENANTS OF UNIVEST

7.1. Conduct of Business.

(a) Affirmative Covenants. From the date of this Agreement to the Effective Time, except with the written consent of Fox Chase (which shall not be unreasonably withheld, conditioned or delayed) Univest will, and it will cause each Univest Subsidiary to, (i) operate its business only in the usual, regular and ordinary course of business (ii) use commercially reasonable efforts to preserve intact its business organization and assets and maintain its rights and franchises, and (iii) voluntarily take no action that would, or would be reasonably likely to, materially adversely affect the ability of the parties to obtain any Regulatory Approvals or other approvals of Governmental Entities required for the transactions contemplated hereby or materially increase the period of time necessary to obtain such approvals, or materially adversely affect its ability to perform its covenants and agreements under this Agreement.

(b) Negative Covenants. Univest agrees that, from the date of this Agreement to the Effective Time, except as (i) otherwise specifically permitted or required by this Agreement, (ii) set forth in Univest Disclosure Schedule 7.1(b), (iii) consented to by Fox Chase in writing and such consent shall not be unreasonably withheld, conditioned or delayed (it being understood that Fox Chase shall be deemed to have consented if no written response is provided within two business days of delivery of a written request for consent), or (iv) required by any Bank Regulator, Univest will not, and it will cause each Univest Subsidiary not to:

(1) amend its articles of incorporation or bylaws or similar governing documents of any of the Univest Subsidiaries in a manner that would adversely affect the economic benefits of the Merger to the holders of Fox Chase Common Stock or that would impede Univest ’ ability to consummate the transactions contemplated by this Agreement;

(2) take any action that is intended to, would or would be reasonably likely to result in any of the conditions set forth in Article IX not being satisfied or prevent or materially delay the consummation of the transactions contemplated hereby, except, in every case, as may be required by applicable law;

(3) take any action, or knowingly fail to take any action, which action or failure to act prevents or impedes, or could reasonably be expected to prevent or impede, the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code;

(4) consummate, or enter into any agreement (A) to acquire a third party or group by way of merger, consolidation, share exchange, or similar transaction or (B) with respect to any transaction pursuant to which Univest acquires or would acquire, directly or indirectly, twenty-five percent (25%) or more of the assets of any third party or group involving a third party; provided however, that this Section 7.1(b)(4) shall not apply with respect to any transaction involving Univest’s acquisition of a third party or group in which the value of the total consideration to be paid as measured at the time of the announcement is less than $50.0 million; or

(5) agree to or make any commitment to, take, or adopt any resolutions of the board of directors of Univest in support of, any of the actions prohibited by this Section 7.1(b).

7.2. Financial and Other Statements.

(a) Promptly upon receipt thereof, Univest will furnish to Fox Chase copies of each annual, interim or special audit of the financial statements of Univest and the Univest Subsidiaries made by its independent auditors and copies of all internal control reports submitted to Univest by such auditors in connection with each annual, interim or special audit of the financial statements of Univest and the Univest Subsidiaries made by such auditors.

(b) Univest will furnish to Fox Chase copies of all documents, statements and reports as it or any Univest Subsidiary shall send to its shareholders, any Bank Regulator or any Governmental Entity, except as prohibited by law. Within a reasonable time after the end of each month, Univest will deliver to Fox Chase a consolidated balance sheet and a consolidated statement of income, without related notes, for such month prepared in accordance with current financial reporting practices.

(c) With reasonable promptness, Univest will furnish to Fox Chase such additional financial data that Univest possesses and as Fox Chase may reasonably request, including without limitation, detailed monthly financial statements and loan reports.

7.3. Maintenance of Insurance.

Univest shall maintain, and cause each Univest Subsidiary to maintain, insurance in such amounts as are reasonable to cover such risks as are customary in relation to the character and location of their properties and the nature of their business, consistent with past practice.

7.4. Disclosure Supplements.

From time to time prior to the Effective Time, Univest will promptly supplement or amend the Univest Disclosure Schedule delivered in connection herewith with respect to any matter hereafter arising that, if existing, occurring or known at the date of this Agreement, would have been required to be set forth or described in such Univest Disclosure Schedule or that is necessary to correct any information in such Univest Disclosure Schedule that has been rendered materially inaccurate thereby. No supplement or amendment to such Univest Disclosure Schedule shall have any effect for the purpose of determining satisfaction of the conditions set forth in Article IX.

7.5. Consents and Approvals of Third Parties.

Univest shall use commercially reasonable efforts to obtain as soon as practicable all consents and approvals necessary or desirable for the consummation of the transactions contemplated by this Agreement.

7.6. Commercially Reasonable Efforts.

Subject to the terms and conditions herein provided, Univest agrees to use commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement; provided, however, that such efforts do not significantly decrease the benefits of the transaction to Univest.

7.7. Failure to Fulfill Conditions.

In the event that Univest determines that a condition to its obligation to complete the Merger cannot be fulfilled and that it will not waive that condition, it will promptly notify Fox Chase.

7.8. Post-Closing Governance.

On or prior to the Effective Time, Univest shall take such actions as are necessary to cause Tomas M. Petro, President and Chief Executive Officer of Fox Chase, and two (2) other individuals serving on Fox Chase’s board of directors, and selected by Univest in its sole discretion, to be appointed to the board of directors of Univest as of the Effective Date. One such person shall serve as a director in the class of directors whose term expires in 2017, one such person shall serve as a director in the class of directors whose term expires in 2018 and the other such person shall serve as a director in the class of directors whose term expires in 2019. At the conclusion of such terms, such directors shall be re-nominated and recommended for re-election to serve as a member of Univest’s Board of Directors for at least one additional three-year term, subject to the satisfaction of Univest’s board then-existing renomination policies and criteria applicable to incumbent directors.

7.9. Proxy Solicitor.

If Fox Chase requests, Univest shall retain a proxy solicitor in connection with the solicitation of Univest shareholder approval of this Agreement. The selection of the proxy solicitor shall be at the discretion of Univest, provided it is reasonably acceptable to Fox Chase.

7.10. Employee Matters.

(a) Commencing at the Effective Time, Univest shall, and shall cause each of the Univest Subsidiaries to, provide the employees of Fox Chase and the Fox Chase Subsidiaries who remain employed immediately after the Effective Time with (i) base compensation that is, in the aggregate, no less favorable than the base compensation provided by Fox Chase and the Fox Chase Subsidiaries on the date of this Agreement and (ii) employee benefits that are provided to similarly situated employees of Univest and the Univest Subsidiaries.

(b) Except as provided in Section 7.10(h) hereof with respect to the ESOP, after the Closing Date, the Fox Chase Benefit Plans may, at Univest’s election and subject to the requirements of the Code and ERISA, continue to be maintained separately, consolidated, merged, frozen or terminated; provided, however, that after the Closing Date, Univest shall amend the Fox Chase 401(k) plan to freeze participation and contributions under such plan contemporaneously with the participation of all eligible Fox Chase employees in the applicable Univest 401(k) plan. Following such action, Univest will continue to maintain the individual participant accounts under the Fox Chase 401(k) plan until such time as the Fox Chase 401(k) plan assets are merged with and into the applicable Univest 401(k) plan in accordance with the requirements of Code Section 414(1). In all events, Fox Chase 401(k) plan participants who, as of the date of its consolidation, merger, freeze or termination, whichever occurs first, had outstanding plan loans shall be permitted to repay those loans in accordance with the terms thereof.

(c) Employees of Fox Chase or any Fox Chase Subsidiary who become participants in a Univest Benefit Plan shall, except with respect to any Univest defined benefit pension plan, be given credit for service as an employee of Fox Chase or Fox Chase Bank or any predecessor thereto prior to the Effective Time for purposes of determining eligibility to participate in such plans, vesting purposes under such plans and benefit levels (but not benefit accrual) under such plans. Notwithstanding the foregoing, employees of Fox Chase or any Fox Chase Subsidiary shall not be eligible to participate in any Univest defined benefit pension plan within the meaning of ERISA Section 3(2).

(d) This Agreement shall not be construed to limit the ability of Univest or Univest Bank to terminate the employment of any employee or to review employee benefits programs from time to time and to make such changes (including terminating any benefit plan or program) as it deems appropriate.

(e) In the event of any termination or consolidation of any Fox Chase health plan with any Univest health plan, Univest shall make available to employees of Fox Chase or any Fox Chase Subsidiary and their dependents health coverage on the same basis as it provides such coverage to Univest employees. Unless an employee of Fox Chase or any Fox Chase Subsidiary affirmatively terminates coverage under a Fox Chase health plan prior to the time that such employee becomes eligible to participate in the Univest health plan, no coverage of any of the employees of Fox Chase or any Fox Chase Subsidiary or their dependents shall terminate under any of the Fox Chase health plans prior to the time such employees and their dependents become eligible to participate in the health plans, programs and benefits common to all employees of Univest and their dependents. In the event of a termination or consolidation of any Fox Chase health plan, terminated Fox Chase and Fox Chase Subsidiary employees and qualified beneficiaries will have the right to continuation coverage under group health plans of Univest in accordance with COBRA and/or other applicable law and the Fox Chase Employee Severance Compensation Plan, dated January 1, 2012, as set forth on Fox Chase Disclosure Schedule 7.10(e) (the “Fox Chase Employee Severance Compensation Plan”). With respect to any employee of Fox Chase or any Fox Chase Subsidiary, any coverage limitation under the Univest health plan due to any pre-existing condition shall be waived by the Univest health plan to the degree that such condition was covered by the Fox Chase health plan and such condition would otherwise have been covered by the Univest health plan in the absence of such coverage limitation.

(f) In the event Univest terminates the employment (other than for circumstances reasonably constituting cause) of any employees of Fox Chase or Fox Chase Bank (other than employees of Fox Chase or Fox Chase Bank who are subject to employment contracts), Univest shall pay severance benefits to such employees as follows: (A) in the event employment is terminated on or prior to the date which is twelve (12) months after the Closing Date, in accordance with the Fox Chase Employee Severance Compensation Plan; (B) in the event employment is terminated thereafter, in accordance with the then existing severance policy of Univest or its successor; or (C) as otherwise agreed between Fox Chase and Univest.

(g) Univest agrees to honor, or cause one of the Univest Subsidiaries to honor, in accordance with their terms, all employment and change of control agreements listed on Fox Chase Disclosure Schedule 4.8(a), subject to any limitations imposed under applicable law or by any Regulatory Authority; provided, however, that the foregoing shall not prevent Univest or any of the Univest Subsidiaries from amending or terminating any such agreement in accordance with its terms and applicable law.

(h) As soon as practicable following the Closing Date, Univest shall cause to be filed all necessary documents with the IRS to request a favorable determination letter that the ESOP is, upon its termination, qualified under the provisions of Sections 401(a), 409, and 4975(e)(7) of the Code. As soon as practicable after the receipt of a final favorable determination letter from the IRS, the account balances in the ESOP, including any surplus in the suspense account after full repayment of the outstanding ESOP loan and all of the ESOP’s administrative expenses that are payable from the ESOP trust shall be distributed to participants and beneficiaries in accordance with the provisions of the Code and applicable law and the terms of the ESOP.

(i) Univest shall establish a retention bonus pool equal to twenty percent (20%) of the aggregate base salary for employees jointly designated in writing by Univest and Fox Chase (other than employees of Fox Chase who are subject to employment contracts or other contracts providing for severance or other payments upon termination of employment or upon change in control of Fox Chase) in order to help retain key employees. Such bonuses shall be payable after the Effective Date on a date jointly determined by Univest and Fox Chase in the event that the designated employee remains employed by Univest or Univest Bank, as the case may be, until the Effective Date or a date thereafter jointly determined by Univest and Fox Chase; provided that the employee satisfactorily fulfills the duties of such employee’s position through such date. With the prior consent of Univest, which consent shall not be unreasonably withheld, conditioned or delayed, Fox Chase shall establish the amount of the retention bonus for each such employee.

(j) The provisions of this Section 7.10 are solely for the benefit of the parties to this Agreement, and no current or former director, officer, employee, other service provider or independent contractor or any other person shall be a third-party beneficiary of this Agreement, and nothing herein shall be construed as an amendment to any Fox Chase or Univest Benefit Plan or other compensation or benefit plan or arrangement for any purpose.

7.11. Directors and Officers Indemnification and Insurance.

(a) For a period of six (6) years after the Effective Time, Univest shall indemnify, defend and hold harmless each person who is now, or who has been at any time before the date hereof or who becomes before the Effective Time, an officer, director or employee of Fox Chase or Fox Chase Bank or any Fox Chase Subsidiary (the “Indemnified Parties”) against all losses, claims, damages, costs, expenses (including attorney’s fees), liabilities or judgments and amounts that are paid in settlement (which settlement shall require the prior written consent of Univest, which consent shall not be unreasonably withheld, conditioned or delayed) of or in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, or administrative (each a “Claim”), in which an Indemnified Party is, or is threatened to be made, a party or witness in whole or in part or arising in whole or in part out of the fact that such person is or was a director, officer or employee of Fox Chase or a Fox Chase Subsidiary if such Claim pertains to any matter of fact arising, existing or occurring at or before the Effective Time (including, without limitation, the Merger and the other transactions contemplated hereby), regardless of whether such Claim is asserted or claimed before, or after, the Effective Time, to the fullest extent as would have been permitted by Fox Chase under the MGCL and under Fox Chase’s articles of incorporation and bylaws. Univest shall pay expenses in advance of the final disposition of any such action or proceeding to each Indemnified Party to the fullest extent as would have been permitted by Fox Chase under the PBCL and under Fox Chase’s articles of incorporation and bylaws, upon receipt of an undertaking to repay such advance payments if such Indemnified Party shall be adjudicated or determined to be not entitled to indemnification in the manner set forth below. Any Indemnified Party wishing to claim indemnification under this subsection upon learning of any Claim, shall notify Univest (but the failure so to notify Univest shall not relieve it from any liability that it may have under this subsection, except to the extent such failure materially prejudices Univest ) and shall deliver to Univest the undertaking referred to in the previous sentence.

(b) In the event that either Univest or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving bank or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case, proper provision shall be made so that the successors and assigns of Univest shall assume the obligations set forth in this Section 7.11. Univest shall pay all reasonable costs, including attorneys’ fees, as incurred and in advance of the final disposition of any claim, action, suit, proceeding or investigation by any Indemnified Party in successfully enforcing the indemnity and other obligations provided for in this Section 7.11 to the fullest extent permitted under applicable law; provided, however, such payment of costs shall be immediately reimbursed to Univest by such Indemnified Party if the Indemnified Party is not successful enforcing the indemnity or other obligations provided for in this Section 7.11. The rights of each Indemnified Party hereunder shall be in addition to any other rights such Indemnified Party may have under applicable law.

(c) Any indemnification payments made pursuant to this Section 7.11 are subject to and conditioned upon their compliance with Section 18(k) of the Federal Deposit Insurance Act (12 U.S.C. 1828(k)) and the regulations promulgated thereunder by the FDIC (12 C.F.R. Part 359).

(d) Univest shall maintain, or shall cause Univest Bank to maintain, in effect for six years following the Effective Time, the current directors’ and officers’ liability insurance policies covering the officers and directors of Fox Chase (provided, that Univest may substitute therefor policies of at least the same coverage containing terms and conditions which are not materially less favorable) with respect to matters occurring at or prior to the Effective Time; provided, however, that in no event shall Univest be required to expend pursuant to this subsection more than 250% of the annual cost currently expended by Fox Chase with respect to such insurance (the “Maximum Amount”); provided, further, that if the amount of the annual premium necessary to maintain or procure such insurance coverage exceeds the Maximum Amount, Univest shall maintain the most advantageous policies of directors’ and officers’ insurance obtainable for a premium equal to the Maximum Amount. In connection with the foregoing, Fox Chase agrees in order for Univest to fulfill its agreement to provide directors and officers liability insurance policies for six years to provide such insurer or substitute insurer with such reasonable and customary representations as such insurer may request with respect to the reporting of any prior claims.

(e) The obligations of Univest provided under this Section 7.11 are intended to be enforceable against Univest directly by the Indemnified Parties and shall be binding on all respective successors and permitted assigns of Univest.

7.12. Merger Consideration Availability.

Univest agrees at all times from the date of this Agreement until the Merger Consideration has been paid in full to reserve a sufficient number of shares of Univest Common Stock and to maintain sufficient liquid accounts or borrowing capacity to fulfill its obligations under this Agreement.

7.13. Exchange Listing.

Univest shall list, prior to the Effective Time, on Nasdaq the shares of Univest Common Stock to be issued as Merger Consideration pursuant to the Merger, and Univest shall give all notices and make all filings with Nasdaq required in connection with the transactions contemplated herein.

7.14. Rule 16b-3.

Univest shall take all steps, as may be necessary or appropriate, to cause the transactions contemplated by Article III and any other dispositions of equity securities of Fox Chase (including derivative securities) or acquisitions of equity securities of Univest in connection with the consummation of the transactions contemplated by this Agreement to be exempt under Rule 16b-3 promulgated under the Exchange Act.

ARTICLE VIII

ADDITIONAL AGREEMENTS

8.1. Shareholder Meetings.

(a) Fox Chase will (i) as promptly as practicable after the Registration Statement is declared effective by the SEC, take all steps necessary to duly call, give notice of, convene and hold a meeting of its shareholders (the “Fox Chase Shareholders’ Meeting”), for the purpose of considering this Agreement and the Merger, and for such other purposes as may be, in Fox Chase’s reasonable judgment, necessary or desirable, and (ii) subject to Section 6.8(e) have its board of directors unanimously recommend approval of this Agreement to the Fox Chase shareholders (the “Fox Chase Recommendation”) and otherwise support the Merger.

(b) Univest will (i) as promptly as practicable after the Registration Statement is declared effective by the SEC, take all steps necessary to duly call, give notice of, convene and hold a meeting of its shareholders (the “Univest Shareholders’ Meeting”), for the purpose of considering this Agreement and the Merger, and for such other purposes as may be, in Univest’s reasonable judgment, necessary or desirable, and (ii) have its board of directors unanimously recommend approval of this Agreement to the Univest shareholders (the “Univest Recommendation”) and otherwise support the Merger.

8.2. Proxy Statement-Prospectus.

(a) For the purposes of (i) registering Univest Common Stock to be offered to holders of Fox Chase Common Stock in connection with the Merger with the SEC under the Securities Act and (ii) holding the Fox Chase Shareholders’ Meeting and the Univest Shareholders’ Meeting, Univest shall draft and prepare, and Fox

Chase shall cooperate in the preparation of, the Registration Statement, including a combined proxy statement and prospectus satisfying all applicable requirements of applicable state securities and banking laws, and of the Securities Act and the Exchange Act, and the rules and regulations thereunder (such proxy statement/prospectus in the form mailed to the Fox Chase shareholders and the Univest shareholders, together with any and all amendments or supplements thereto, being herein referred to as the “Proxy Statement-Prospectus”). Univest shall, as soon as is practicable (provided that Fox Chase has timely provided all information requested in writing by Univest or its counsel, within forty-five (45) days after the date hereof), file the Registration Statement with the SEC under the Securities Act in connection with the transactions contemplated by this Agreement. Each of Univest and Fox Chase shall use commercially reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing, and each of Fox Chase and Univest shall thereafter promptly mail the Proxy Statement-Prospectus to the Fox Chase shareholders and the Univest shareholders. Univest shall also use commercially reasonable efforts to obtain all necessary state securities law or “blue sky” permits and approvals required to carry out the transactions contemplated by this Agreement, and Fox Chase shall furnish all information concerning Fox Chase and the holders of Fox Chase Common Stock as may be reasonably requested in connection with any such action.

(b) Fox Chase shall provide Univest with any information concerning itself that Univest may reasonably request in connection with the drafting and preparation of the Proxy Statement-Prospectus, and Univest shall notify Fox Chase promptly of the receipt of any comments of the SEC with respect to the Proxy Statement-Prospectus and of any requests by the SEC for any amendment or supplement thereto or for additional information and shall provide to Fox Chase promptly copies of all correspondence between Univest or any of its representatives and the SEC. Univest shall give Fox Chase and its counsel the opportunity to review and comment on the Proxy Statement-Prospectus prior to its being filed with the SEC and shall give Fox Chase and its counsel the opportunity to review and comment on all amendments and supplements to the Proxy Statement-Prospectus and all responses to requests for additional information and replies to comments prior to their being filed with, or sent to, the SEC. Each of Univest and Fox Chase agrees to use commercially reasonable efforts, after consultation with the other party hereto, to respond promptly to all such comments of and requests by the SEC and to cause the Proxy Statement-Prospectus and all required amendments and supplements thereto to be mailed to the holders of Fox Chase Common Stock entitled to vote at the Fox Chase Shareholders Meeting and to the holders of the Univest Common Stock entitled to vote at the Univest Shareholders Meeting at the earliest practicable time. Univest will advise Fox Chase promptly after Univest receives notice of the time when the Registration Statement has become effective or any supplement or amendment has been filed of the issuance of any stop order or the suspension of the qualifications of shares of Univest Common Stock issuable pursuant to the Registration Statement, or the initiation or threat of any proceeding for any such purpose.

(c) Fox Chase and Univest shall promptly notify the other party if at any time it becomes aware that the Proxy Statement-Prospectus or the Registration Statement contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. In such event, Fox Chase shall cooperate with Univest in the preparation of a supplement or amendment to such Proxy Statement-Prospectus that corrects such misstatement or omission, and Univest shall file an amended Registration Statement with the SEC, and Fox Chase shall mail an amended Proxy Statement-Prospectus to the Fox Chase shareholders and Univest shall mail an amended Proxy Statement-Prospectus to the Univest shareholders.

(d) With respect to the ESOP, the ESOP trustee shall solicit participants in and beneficiaries of the ESOP to direct the ESOP trustee as to the voting of shares held in their respective accounts under the ESOP in accordance with the terms of the ESOP documents and applicable law, and the ESOP trustee shall vote the unallocated shares held under the ESOP, and the allocated shares for which no direction is received, in accordance with the terms of the ESOP.

8.3. Regulatory Approvals.

Each of Fox Chase and Univest will cooperate with the other and use commercially reasonable efforts to promptly prepare all necessary documentation, to effect all necessary filings and to obtain all necessary permits, consents, waivers, approvals and authorizations of the SEC, the Bank Regulators and any other third parties or Governmental Entities, necessary to consummate the transactions contemplated by this Agreement and Univest will make all necessary filings in respect of the required Regulatory Approvals as promptly as practicable after the date hereof (provided that Fox Chase has timely provided all information requested in writing by Univest or its counsel, within forty-five (45) days after the date hereof). Fox Chase and Univest will furnish each other and each other’s counsel with all information concerning themselves, their subsidiaries, directors, officers and shareholders and such other matters as may be necessary or advisable in connection with any application, petition or any other statement or application made by or on behalf of Fox Chase or Univest to any Bank Regulator or Governmental Entity in connection with the Merger or the Bank Merger, and the other transactions contemplated by this Agreement. Fox Chase shall have the right to review and approve in advance all characterizations of the information relating to Fox Chase and any Fox Chase Subsidiary which appear in any filing made in connection with the transactions contemplated by this Agreement with any Governmental Entity. Univest shall give Fox Chase and its counsel the opportunity to review and comment on each filing prior to its being filed with a Bank Regulator and shall give Fox Chase and its counsel the opportunity to review and comment on all regulatory filings, amendments and supplements to such filings and all responses to requests for additional information and replies to comments prior to their being filed with, or sent to, a Bank Regulator. Univest shall notify Fox Chase promptly of the receipt of any comments of any Bank Regulator with respect to such filings.

8.4. Current Information.

(a) During the period from the date of this Agreement to the Effective Time, each party will cause one or more of its representatives to confer with representatives of the other party and report the general status of its ongoing operations at such times as the other party may reasonably request. Each party will promptly notify the other party of any material change in the normal course of its business or in the operation of the properties of such party or the Univest Subsidiaries or the Fox Chase Subsidiaries, as applicable, and, to the extent permitted by applicable law, of any governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), or the institution or the threat of material litigation involving such party or any Univest Subsidiary or Fox Chase Subsidiary, as applicable. Without limiting the foregoing, senior officers of Univest and Fox Chase shall confer at the reasonable request of the other, and shall meet on a reasonably regular basis, to review the financial and operational affairs of Fox Chase and the Fox Chase Subsidiaries, in accordance with applicable law, and Fox Chase shall give due consideration to Univest’s input on such matters, with the understanding that, notwithstanding any other provision contained in this Agreement, neither Univest nor any Univest Subsidiary shall, under any circumstance, be permitted to exercise control of Fox Chase or any Fox Chase Subsidiary prior to the Effective Time; provided, however, that neither Univest nor Fox Chase shall be required to take any action that would provide access to or disclose information where such access or disclosure would, in such disclosing party’s reasonable judgment, violate or prejudice the rights, business interests, or confidences of any customer or other person or would result in the waiver by such disclosing party of the privilege protecting communications between such disclosing party and any of its legal counsel.

(b) Fox Chase Bank shall provide Univest Bank, within a reasonable period of time after the end of each calendar month, a written list of Nonperforming Assets, its asset quality report and a written list of its investment security purchases during the calendar month then ended. On a monthly basis, Fox Chase shall provide Univest Bank with a schedule of all commercial loan approvals, which schedule shall indicate the loan amount, loan type and other material features of the loan. To the extent requested by Univest, Fox Chase and Fox Chase Bank shall each provide Univest copies of minutes of meetings of the board of directors and the committees thereof.

(c) Each of Univest and Fox Chase shall promptly inform the other upon receiving notice of any legal, administrative, arbitration or other proceedings, demands, notices, audits or investigations (by any federal, state or local commission, agency or board) relating to the alleged liability of such party or any Fox Chase Subsidiary or Univest Subsidiary, as applicable, under any labor or employment law.

(d) Univest and Fox Chase shall meet on a regular basis to discuss and plan for the conversion of Fox Chase’s data processing and related electronic informational systems to those used by Univest Bank, which planning shall include, but not be limited to: discussion of the possible termination by Fox Chase of third-party service provider arrangements effective at the Effective Time or at a date thereafter; non-renewal of personal property leases and software licenses used by Fox Chase in connection with its systems operations; retention of outside consultants and additional employees to assist with the conversion and outsourcing, as appropriate, of proprietary or self-provided system services, it being understood that Fox Chase shall not be obligated to take any such action prior to the Effective Time. If Fox Chase takes, at the request of Univest Bank, any action relative to third parties to facilitate the conversion that results in the imposition of any termination fees or charges, Univest Bank shall pay any such fees and charges directly to such third parties, and shall indemnify Fox Chase for the costs of reversing the conversion process, if for any reason the Merger is not consummated for any reason other than a breach of this Agreement by Fox Chase.

8.5. Access; Confidentiality.

(a) Subject to Section 11.1 hereof, upon reasonable notice and subject to applicable laws, each of Fox Chase and Univest, for the purposes of verifying the representations and warranties of the other and preparing for the Merger and the other matters contemplated by this Agreement, shall, and shall cause each of their respective Subsidiaries to, afford to the officers, employees, accountants, counsel, advisors and other representatives of the other party, access, during normal business hours during the period prior to the Effective Time, to all its properties, books, contracts, commitments, personnel, information technology systems, and records, and each shall cooperate with the other party in preparing to execute after the Effective Time conversion or consolidation of systems and business operations generally (including by entering into customary confidentiality, non-disclosure and similar agreements with such service providers and/or the other party), and, during such period, each of Fox Chase and Univest shall, and shall cause its respective Subsidiaries to, make available to the other party such information concerning its business, properties and personnel as such party may reasonably request. Each party shall use commercially reasonable efforts to minimize any interference with the other party’s regular business operations during any such access. Neither Fox Chase nor Univest nor any of their respective Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of Fox Chase’s or Univest’s, as the case may be, customers, jeopardize the attorney-client privilege of the institution in possession or control of such information (after giving due consideration to the existence of any common interest, joint defense or similar agreement between the parties) or contravene any law, rule, regulation, order, judgment, decree, fiduciary duty or binding agreement entered into prior to the date of this Agreement. The parties hereto will make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

(b) Prior to the Effective Time, each of Univest and Fox Chase shall hold in confidence all confidential information of the other on the terms and subject to the conditions of the Confidentiality Agreement in accordance with Section 11.1. If the transactions contemplated by this Agreement shall not be completed, each of Univest and Fox Chase will continue to comply with the terms of such Confidentiality Agreement.

8.6. Fox Chase Officer Agreements.

Fox Chase shall use commercially reasonable efforts to cause the employees listed on Univest Disclosure Schedule 8.6 to execute as soon as practicable, and in no event later than sixty (60) days after the date of this Agreement, non-solicitation agreements substantially in the form included in Univest Disclosure Schedule 8.6 in consideration for the payments set forth on Univest Disclosure Schedule 8.6 on the Closing Date.

8.7. Litigation and Claims.

Each of Univest and Fox Chase shall promptly notify each other in writing of any action, arbitration, audit, hearing, investigation, litigation, suit, subpoena or summons issued, commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Entity or arbitrator pending, or to the Knowledge of Univest or Fox Chase, as applicable, threatened against Univest, Fox Chase or any of their respective Subsidiaries that

(a) questions or would reasonably be expected to question the validity of this Agreement, the Bank Merger Agreement or the other agreements contemplated hereby or thereby or any actions taken or to be taken by Univest, Fox Chase or their respective Subsidiaries with respect hereto or thereto, or (b) seeks to enjoin or otherwise restrain the transactions contemplated hereby or thereby. Fox Chase shall give Univest the opportunity to participate at its own expense in the defense or settlement of any shareholder litigation against Fox Chase and/or its directors or affiliates relating to the transactions contemplated by this Agreement, and no such settlement shall be agreed without Univest’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed).

8.8. No Control of Other Party’s Business.

Nothing contained in this Agreement shall give Univest, directly or indirectly, the right to control or direct the operations of Fox Chase or its Subsidiaries prior to the Effective Time, and nothing contained in this Agreement shall give Fox Chase, directly or indirectly, the right to control or direct the operations of Univest or its Subsidiaries prior to the Effective Time. Prior to the Effective Time, each of Univest and Fox Chase shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.

ARTICLE IX

CLOSING CONDITIONS

9.1. Conditions to Each Party’s Obligations under this Agreement.

The respective obligations of each party under this Agreement shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, none of which may be waived:

(a) Shareholder Approval. This Agreement and the transactions contemplated hereby shall have been approved by the requisite vote of the shareholders of Fox Chase and by the requisite vote of the shareholders of Univest.

(b) Injunctions. None of the parties hereto shall be subject to any order, decree or injunction of a court or agency of competent jurisdiction that enjoins or prohibits the consummation of the transactions contemplated by this Agreement and no statute, rule or regulation shall have been enacted, entered, promulgated, interpreted, applied or enforced by any Governmental Entity or Bank Regulator, that enjoins or prohibits the consummation of the transactions contemplated by this Agreement.

(c) Regulatory Approvals. All Regulatory Approvals, and other necessary approvals, authorizations and consents of any Governmental Entities required to consummate the transactions contemplated by this Agreement, the failure of which to obtain would reasonably be expected to have a Material Adverse Effect, shall have been obtained and shall remain in full force and effect and all waiting periods relating to such approvals, authorizations or consents shall have expired; and no such approval, authorization or consent shall include any condition or requirement, excluding standard conditions that are normally imposed by the regulatory authorities in bank merger transactions, that would, in the good faith reasonable judgment of the board of directors of either Fox Chase or Univest, materially and adversely affect the business, operations, financial condition, property or assets of the combined enterprise of Fox Chase, Fox Chase Bank, Univest Bank, and Univest or materially impair the value of Fox Chase or Fox Chase Bank to Univest or of Univest and Univest Bank to Fox Chase.

(d) Effectiveness of Registration Statement. The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceedings for that purpose shall have been initiated or threatened by the SEC and, if the offer and sale of Univest Common Stock in the Merger is subject to the blue sky laws of any state, shall not be subject to a stop order of any state securities commissioner.

(e) Tax Opinions. On the basis of facts, representations and assumptions which shall be consistent with the state of facts existing at the Closing Date, Univest shall have received an opinion of Stevens & Lee, P.C., and Fox Chase shall have received an opinion of Luse Gorman, PC, each reasonably acceptable in form and substance to Univest and Fox Chase, dated as of the Closing Date, substantially to the effect that for federal income tax purposes, the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. In rendering the legal opinions described in this Section 9.1(e), the law firms may require and rely upon customary representations contained in certificates of officers of Univest and Fox Chase and their respective subsidiaries. The receipt of such legal opinions may not be waived by either party to this Agreement unless the Proxy Statement-Prospectus is re-circulated to the Fox Chase shareholders and the Univest Shareholders for solicitation of their approval of the consummation of the Merger without fulfillment of the condition described in this Section 9.1(e).

(f) Listing of Univest Common Stock. The shares of Univest Common Stock issuable pursuant to the Merger shall have been approved for listing on Nasdaq.

9.2. Conditions to the Obligations of Univest under this Agreement.

The obligations of Univest under this Agreement shall be further subject to the satisfaction of the following conditions at or prior to the Closing Date:

(a) Representations and Warranties. (i) Each of the representations and warranties of Fox Chase (other than in Sections 4.1(a), 4.1(b), 4.2, 4.3 and 4.7) set forth in this Agreement or in any certificate or agreement delivered by Fox Chase pursuant to the provisions hereof shall be true and correct, in all respects (without giving effect to any limitation indicated by the words “Material Adverse Effect,” “in all material respects,” “in any material respect,” “material,” “materially” or words of similar import) as of the date of this Agreement and immediately prior to the Effective Time with the same effect as though all such representations and warranties had been made at and as of such time (except to the extent such representations and warranties speak as of a particular date, which shall be true and correct in all respects as of that date), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Fox Chase, (ii) each of the representations and warranties of Fox Chase set forth in Section 4.2 shall be true and correct (other than de minimis inaccuracies) as of the date of this Agreement and immediately prior to the Effective Time with the same effect as though all such representations and warranties had been made at and as of such time (except to the extent such representations and warranties speak as of a particular date, which shall be true and correct in all material respects as of that date), and (iii) each of the representations and warranties of Fox Chase set forth in Sections 4.1(a), 4.1(b), 4.3 and 4.7 shall be true and correct in all respects as of the date of this Agreement and immediately prior to the Effective Time with the same effect as though all such representations and warranties had been made at and as of such time (except to the extent such representations and warranties speak as of a particular date, which shall be true and correct in all respects as of that date). For purposes of this condition to Closing, no representation or warranty of Fox Chase contained in Article IV shall be deemed untrue or incorrect, and Fox Chase shall not be deemed to have breached a representation or warranty, as a consequence of the existence of any fact, circumstance or event unless such fact, circumstance or event, individually or taken together with all other facts, circumstances or events inconsistent with any paragraph of Article IV, has had or is reasonably expected to have a Material Adverse Effect on Fox Chase.

(b) Agreements and Covenants. Fox Chase shall have performed in all material respects all obligations and complied in all material respects with all agreements or covenants to be performed or complied with by it at or prior to the Effective Time.

(c) Permits, Authorizations, Etc. Fox Chase shall have obtained any and all material permits, authorizations, consents, waivers, clearances or approvals required for the lawful consummation of the Merger.

(d) No Change Resulting in Material Adverse Effect. From the date hereof through the Closing Date, there shall not have occurred, on a consolidated basis, any change that individually or in the aggregate has a Material Adverse Effect with respect to Fox Chase or any Fox Chase Subsidiary.

(e) Officer’s Certificate. Fox Chase shall have delivered to Univest a certificate and such other documents, dated the Closing Date and signed, without personal liability, by its chief executive officer and chief financial officer, to the effect that the conditions set forth in subsections (a) through (d) of this Section 9.2 have been satisfied.

9.3. Conditions to the Obligations of Fox Chase under this Agreement.

The obligations of Fox Chase under this Agreement shall be further subject to the satisfaction of the following conditions at or prior to the Closing Date:

(a) Representations and Warranties. (i) Each of the representations and warranties of Univest (other than in Sections 5.1(a), 5.1(b), 5.2, 5.3 and 5.6) set forth in this Agreement or in any certificate or agreement delivered by Univest pursuant to the provisions hereof shall be true and correct, in all respects (without giving effect to any limitation indicated by the words “Material Adverse Effect,” “in all material respects,” “in any material respect,” “material,” “materially” or words of similar import) as of the date of this Agreement and immediately prior to the Effective Time with the same effect as though all such representations and warranties had been made at and as of such time (except to the extent such representations and warranties speak as of a particular date, which shall be true and correct in all respects as of that date), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Univest, (ii) each of the representations and warranties of Univest set forth in Section 5.2 shall be true and correct (other than de minimis inaccuracies) as of the date of this Agreement and immediately prior to the Effective Time with the same effect as though all such representations and warranties had been made at and as of such time (except to the extent such representations and warranties speak as of a particular date, which shall be true and correct in all material respects as of that date), and (iii) each of the representations and warranties of Univest set forth in Sections 5.1(a), 5.1(b), 5.3 and 5.6 shall be true and correct in all respects as of the date of this Agreement and immediately prior to the Effective Time with the same effect as though all such representations and warranties had been made at and as of such time (except to the extent such representations and warranties speak as of a particular date, which shall be true and correct in all respects as of that date). For the purposes of this condition to Closing, no representation or warranty of Univest contained in Article V shall be deemed untrue or incorrect, and Univest shall not be deemed to have breached a representation or warranty, as a consequence of the existence of any fact, circumstance or event unless such fact, circumstance or event, individually or taken together with all other facts, circumstances or events inconsistent with any paragraph of Article V, has had or is reasonably expected to have a Material Adverse Effect on Univest.

(b) Agreements and Covenants. Univest shall have performed in all material respects all obligations and complied in all material respects with all agreements or covenants to be performed or complied with by it at or prior to the Effective Time.

(c) Permits, Authorizations, Etc. Univest shall have obtained any and all material permits, authorizations, consents, waivers, clearances or approvals required for the lawful consummation of the Merger.

(d) No Change Resulting in Material Adverse Effect. From the date hereof through the Closing Date, there shall not have occurred, on a consolidated basis, any change that individually or in the aggregate has a Material Adverse Effect with respect to Univest or Univest Bank.

(e) Payment of Merger Consideration. Univest shall have delivered the Exchange Fund to the Exchange Agent on or before the Closing Date and the Exchange Agent shall provide Fox Chase with a certificate evidencing such delivery.

(f) Officer’s Certificate. Univest shall have delivered to Fox Chase a certificate and such other documents, dated the Closing Date and signed, without personal liability, by its chief executive officer and chief financial officer, to the effect that the conditions set forth in subsections (a) through (e) of this Section 9.3 have been satisfied.

ARTICLE X

TERMINATION, AMENDMENT AND WAIVER

10.1. Termination.

This Agreement may be terminated at any time prior to the Closing Date, whether before or after approval of the Merger by the shareholders of Fox Chase:

(a) at any time by the mutual written agreement of Univest and Fox Chase;

(b) by either party (provided, that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein) if there shall have been a material breach of any of the representations or warranties set forth in this Agreement on the part of the other party, which breach by its nature cannot be cured prior to the Termination Date or shall not have been cured within 30 days after written notice of such breach by the terminating party to the other party; provided, however, that neither party shall have the right to terminate this Agreement pursuant to this Section 10.1(b) unless the breach of representation or warranty, together with all other such breaches, would entitle the terminating party not to consummate the transactions contemplated hereby under Section 9.2(a) (in the case of a breach of a representation or warranty by Fox Chase) or Section 9.3(a) (in the case of a breach of a representation or warranty by Univest );

(c) by either party (provided, that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein) if there shall have been a material failure to perform or comply with any of the covenants or agreements set forth in this Agreement on the part of the other party, which failure by its nature cannot be cured prior to the Termination Date or shall not have been cured within 30 days after written notice of such failure by the terminating party to the other party; provided, however, that neither party shall have the right to terminate this Agreement pursuant to this Section 10.1(c) unless the breach of covenant or agreement, together with all other such breaches, would entitle the terminating party not to consummate the transactions contemplated hereby under Section 9.2(b) (in the case of a breach of covenant or agreement by Fox Chase) or Section 9.3(b) (in the case of a breach of covenant or agreement by Univest );

(d) by either party if the Closing shall not have occurred by the Termination Date, or such later date as shall have been agreed to in writing by Univest and Fox Chase; provided, that no party may terminate this Agreement pursuant to this Section 10.1(d) if the failure of the Closing to have occurred on or before said date was due to such party’s material breach of any representation, warranty, covenant or other agreement contained in this Agreement;

(e) by either party if (i) the shareholders of Fox Chase fail to approve the transactions contemplated by this Agreement at a special meeting of Fox Chase shareholders called for that purpose; or (ii) the shareholders of Univest fail to approve the transactions contemplated by this Agreement at a special meeting of Univest shareholders called for that purpose;

(f) by either party if (i) final action has been taken by a Bank Regulator whose approval is required in connection with this Agreement and the transactions contemplated hereby, which final action (A) has become nonappealable and (B) does not approve this Agreement or the transactions contemplated hereby, or (ii) any court of competent jurisdiction or other Governmental Entity shall have issued an order, decree, ruling or taken any other action restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable;

(g) by the board of directors of Univest if Fox Chase has received a Superior Proposal, and in accordance with Section 6.8 of this Agreement, the Fox Chase Board of Directions has entered into any letter of intent, agreement in principle or acquisition agreement with respect to the Superior Proposal, withdrawn its recommendation of this Agreement or failed to make such recommendation at any time a recommendation is required to be made under this Agreement or modified or qualified such recommendation in manner adverse to Univest, or has otherwise made a determination to accept such Superior Proposal;

(h) by the board of directors of Fox Chase if Fox Chase has received a Superior Proposal, and in accordance with Section 6.8 of this Agreement, the Fox Chase board of directors has made a determination to accept such Superior Proposal; or

(i) by Fox Chase, if the Fox Chase board of directors so determines by a majority vote of its members, at any time during the five (5) business day period commencing with the Determination Date, if both of the following conditions are satisfied:

(i) the Univest Determination Date Market Value shall be less than the Initial Univest Market Value multiplied by .80; and

(ii) (A) the quotient obtained by dividing the Univest Determination Date Market Value by the Initial Univest Market Value (such quotient being the “Univest Ratio”) shall be less than (B) the quotient obtained by dividing Final Index Price the Initial Index Price (which amount shall be the “Index Ratio”) and subtracting 0.20 from the Index Ratio; subject, however, to the following: if Fox Chase elects to exercise its termination right pursuant to this Section 10.1(i), it shall give prompt written notice thereof to Univest and Univest shall, for a period of five (5) business days after its receipt of such notice, have the option of increasing the consideration to be received by holders of Fox Chase Common Stock, in the form of Univest Common Stock (the “Additional Consideration”), by adjusting the Exchange Ratio to an amount which, when multiplied by the Univest Determination Date Market Value equals the lesser of (x) $20.16 or (y) the product of the Index Ratio and the Initial Univest Market Value multiplied by the Exchange Ratio. If within such five (5) business day period, Univest delivers written notice to Fox Chase that it intends to proceed by paying the Additional Consideration, as contemplated by the preceding sentence, then no termination shall occur pursuant to this Section 10.1(i) and this Agreement shall remain in full force and effect in accordance with its terms (except that the Merger Consideration shall have been so modified).

For purposes of this Section 10.1(i), the following terms shall have the meanings indicated below:

“Determination Date” shall mean the later of (i) the date on which the last required approval of a Regulatory Authority is obtained with respect to the transactions contemplated by the Agreement without regard to any requisite waiting period (ii) the date of the Fox Chase Shareholders’ Meeting.

“Final Index Price” means the average of the daily closing sales prices of the SNL Small Cap Bank & Thrift Index for the twenty (20) consecutive trading days immediately preceding the Determination Date.

“Index Group” means the SNL Small Cap Bank & Thrift Index.

“Index Ratio” means the quotient obtained by dividing the Final Index Price by the Initial Index Price.

“Initial Index Price” means the closing price of the SNL Small Cap Bank & Thrift Index as of the Starting Date.

“Initial Univest Market Value” means the closing price of Univest Common Stock on the Starting Date, adjusted as indicated in the last sentence of this Section 10.1(i).

“Univest Determination Date Market Value” shall be the average of the daily closing sales prices of a share of Univest Common Stock as reported on Nasdaq for the twenty consecutive trading days immediately preceding the Determination Date.

“Univest Ratio” means the quotient obtained by dividing Univest Determination Date Market Value by the Initial Univest Market Value.

“Starting Date” means the last trading day before the date of this Agreement.

If Univest or any company belonging to the Index Group declares or effects a stock dividend, reclassification, recapitalization, split-up, combination, exchange of shares or similar transaction between the date of this Agreement and the Determination Date, the prices for Univest Common Stock or the common stock of such company, as applicable, shall be appropriately adjusted for the purposes of applying this Section 10.1(i).

10.2. Effect of Termination.

(a) In the event of termination of this Agreement pursuant to any provision of Section 10.1, this Agreement shall forthwith become void and have no further force, except that the provisions of Sections 10.2, 11.1, 11.2, 11.4, 11.5, and 11.10, and the last sentence of Section 11.12, and any other Section which, by its terms, relates to post-termination rights or obligations, shall survive such termination of this Agreement and remain in full force and effect.

(b) If this Agreement is terminated, expenses and damages of the parties hereto shall be determined as follows:

(i) Except as provided below, whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

(ii) In the event of a termination of this Agreement because of a willful breach of any representation, warranty, covenant or agreement contained in this Agreement, the breaching party shall remain liable for any and all damages, costs and expenses, including all reasonable attorneys’ fees, sustained or incurred by the non-breaching party as a result thereof or in connection therewith or with respect to the enforcement of its rights hereunder.

(iii) In the event that this Agreement is terminated by Univest or Fox Chase pursuant to Section 10.1(e) following failure of the shareholders of Fox Chase to approve the transactions contemplated by this Agreement and, prior to the Fox Chase Shareholders’ Meeting, any Person shall have publicly announced a Fox Chase Acquisition Proposal, Fox Chase shall pay to Univest the Univest Expense Reimbursement Fee within five (5) business days after Univest makes written demand therefor. Such payment shall be made by wire transfer of immediately available funds.

(iv) In the event that this Agreement is terminated by Univest pursuant to Section 10.1(g) or by Fox Chase pursuant to Section 10.1(h), Fox Chase shall pay to Univest the Univest Termination Fee within five (5) business days after Univest makes written demand therefor. Such payments shall be made by wire transfer of immediately available funds to an account designated by Univest.

(c) For purposes of this Agreement, the “Univest Expense Reimbursement Fee” shall mean the lesser of (i) the amount of Univest’s actual and documented out-of-pocket expenses incurred in connection with due diligence, negotiation and execution of this Agreement and undertaking the transactions contemplated by this Agreement (including without limitation all financial advisor, accounting, counsel and third party review firm fees), and (ii) $1.0 million. For the purposes of this Agreement, the “Univest Termination Fee” shall mean $10.0 million.

(d) Each of Univest and Fox Chase acknowledges that the agreements contained in this Section 10.2 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the other party would not enter into this Agreement; accordingly, if Fox Chase fails promptly to pay the amount due pursuant to this Section 10.2, and, in order to obtain such payment, Univest commences a suit which results in a judgment against Fox Chase for the Univest Termination Fee or any portion thereof, Fox Chase shall pay the costs and expenses of Univest (including reasonable attorneys’ fees and expenses) in connection with such suit. In addition, if Fox Chase fails to pay the amounts payable pursuant to this Section 10.2, then Fox Chase shall pay interest on such overdue amounts (for the period commencing as of the date that such overdue amount was originally required to be paid and ending on the date that such overdue amount is actually paid in full) at a rate per annum equal to the “prime rate” (as published in the Wall Street Journal) in effect on the date on which such payment was required to be made for the period commencing as of the date that such overdue amount was originally required to be paid. The amounts payable by Fox Chase pursuant to Sections 10.2(b)(iii) and 10.2(b)(iv) constitute liquidated damages and not a penalty, and, except in the case of fraud or willful misconduct, shall be the sole monetary remedy of Univest in the event of a termination of this Agreement specified in such Sections.

10.3. Amendment, Extension and Waiver.

Subject to applicable law, and except as provided in this Agreement, at any time prior to the Effective Time (whether before or after approval thereof by the shareholders of Fox Chase), the parties hereto by action of their respective Boards of Directors, may (a) amend this Agreement, (b) extend the time for the performance of any of the obligations or other acts of any other party hereto, (c) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (d) waive compliance with any of the agreements or conditions contained herein; provided, however, that after any approval of this Agreement and the transactions contemplated hereby by the shareholders of Fox Chase and Univest, there may not be, without further approval of such shareholders, any amendment of this Agreement which reduces the amount or value or changes the form of consideration to be delivered to Fox Chase’s shareholders pursuant to this Agreement. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. Any agreement on the part of a party hereto to any extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party, but such waiver or failure to insist on strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

ARTICLE XI

MISCELLANEOUS

11.1. Confidentiality.

Except as specifically set forth herein, Univest and Fox Chase mutually agree to be bound by the terms of the confidentiality agreement dated August 12, 2015 (the “Confidentiality Agreement”) previously executed by the parties hereto, which Confidentiality Agreement is hereby incorporated herein by reference. The parties hereto agree that such Confidentiality Agreement shall continue in accordance with their respective terms, notwithstanding the termination of this Agreement.

11.2. Public Announcements.

Fox Chase and Univest shall cooperate with each other in the development and distribution of all news releases and other public disclosures with respect to this Agreement, and except as may be otherwise required by law, neither Fox Chase nor Univest shall issue any news release, or other public announcement or communication with respect to this Agreement unless such news release, public announcement or communication has been mutually agreed upon by the parties hereto; provided, however, that nothing in this Section 112 shall be deemed to prohibit any party from making any disclosure that counsel deems necessary to satisfy such party’s disclosure obligations imposed by law.

11.3. Survival.

All representations, warranties and covenants in this Agreement or in any instrument delivered pursuant hereto or thereto shall expire on and be terminated and extinguished at the Effective Time, except for those covenants and agreements contained herein which by their terms apply in whole or in part after the Effective Time, including Section 2.4(a), Article III, Section 7.8, Section 7.10, and Section 7.11.

11.4. Expenses.

Except as otherwise provided in Section 10.2, and except for the cost of printing and mailing the Proxy Statement/Prospectus which shall be shared equally, each party hereto shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated hereby, including fees and expenses of its own financial advisors, accountants and legal counsel and, in the case of Univest, the registration fee to be paid to the SEC in connection with the Registration Statement.

11.5. Notices.

All notices or other communications hereunder shall be in writing and shall be deemed given if delivered by receipted hand delivery, mailed by United States prepaid registered or certified mail (return receipt requested), or by a nationally recognized overnight courier promising next business day delivery, addressed as follows:

If to Fox Chase, to:	Thomas M. Petro President and Chief Executive Officer Fox Chase Bancorp, Inc. 4390 Davisville Road Hatboro, Pennsylvania 19040 Fax: 215.775.1401

With required copies (which shall not constitute notice) to:	Scott Brown Luse Gorman, PC Suite 780 5335 Wisconsin Avenue, NW Washington, D.C. 20015 Fax: 202.362.2902

If to Univest, to:	Jeffrey M. Schweitzer President and Chief Executive Officer Univest Corporation 14 North Main Street Souderton, Pennsylvania 18964 Fax: 215.721.2408

With required copies (which shall not constitute notice) to:	David W. Swartz Stevens & Lee, P.C. 111 N. 6th Street Reading, Pennsylvania 19601 Fax: 610.988.0815

or such other address as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given: (a) as of the date delivered by hand; (b) three (3) business days after being delivered to the U.S. mail, postage prepaid; or (c) one (1) business day after being delivered to the overnight courier and requesting next business day delivery.

11.6. Parties in Interest.

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party. Except for the provisions of Article III and Section 7.11(d) and except as otherwise expressly provided by this Agreement, following the Effective Time, nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

11.7. Complete Agreement.

This Agreement, including the Exhibits and Disclosure Schedules hereto and the documents and other writings referred to herein or therein or delivered pursuant hereto, and the Confidentiality Agreement, referred to in Section 11.1, contains the entire agreement and understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties other than those expressly set forth herein or therein. This Agreement supersedes all prior agreements and understandings (other than the Confidentiality Agreement referred to in Section 11.1 hereof) between the parties, both written and oral, with respect to its subject matter.

11.8. Counterparts.

This Agreement may be executed in one or more counterparts all of which shall be considered one and the same agreement and each of which shall be deemed an original. A facsimile copy or electronic transmission of a signature page shall be deemed to be an original signature page.

11.9. Severability.

In the event that any one or more provisions of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, by any court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement and the parties shall use commercially reasonable efforts to substitute a valid, legal and enforceable provision which, insofar as practical, implements the purposes and intents of this Agreement.

11.10. Governing Law.

This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania, without giving effect to its laws or principles of conflicts of laws.

11.11. Interpretation.

When a reference is made in this Agreement to Sections or Exhibits, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. The recitals hereto constitute an integral part of this Agreement. References to Sections include subsections, which are part of the related Section (e.g., a section numbered “Section 2.2(a)” would be part of “Section 2.2” and references to “Section 2.2” would also refer to material contained in the subsection described as “Section 2.2(a)”). The table of contents, index and headings contained in this agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The phrases “the date of this Agreement,” “the date hereof” and terms of similar import, unless the context otherwise requires, shall be deemed to refer to the date set forth in the Recitals to this Agreement. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

11.12. Specific Performance; Jurisdiction.

The parties hereto agree that irreparable damage would occur in the event that the provisions contained in this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions thereof in the United States District Court for the Eastern District of Pennsylvania or in any state court in the Commonwealth of Pennsylvania, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the United States District Court for the Eastern District of Pennsylvania or of any state court located in the Commonwealth of Pennsylvania in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the United States District Court for the Eastern District of Pennsylvania or a state court located in the Commonwealth of Pennsylvania.

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, Univest and Fox Chase have caused this Agreement to be executed under seal by their duly authorized officers as of the date first set forth above.

UNIVEST CORPORATION OF PENNSYLVANIA

By:	/s/ Jeffrey M. Schweitzer
	Name:	Jeffrey M. Schweitzer
	Title:	President and Chief Executive Officer

FOX CHASE BANCORP, INC.

By:	/s/ Thomas M. Petro
	Name:	Thomas M. Petro
	Title:	President and Chief Executive Officer

Exhibit A

December 8, 2015

Univest Corporation of Pennsylvania

14 North Main Street

Souderton, Pennsylvania 18964

Ladies and Gentlemen:

Univest Corporation of Pennsylvania (“Univest”) and Fox Chase Bancorp, Inc. (“Fox Chase”) desire to enter into, concurrently with or following the execution of this letter agreement (this “Agreement”), an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”), pursuant to which, among other things, Fox Chase will merge with and into Univest, with Univest surviving the merger (the “Merger”). Defined terms used but not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

Univest has required that, as a condition to its willingness to enter into the Merger Agreement, the undersigned shareholder of Fox Chase execute and deliver to Univest this Agreement.

The undersigned, in order to induce Univest to enter into the Merger Agreement, hereby irrevocably (in his or her individual capacity and not in his or her capacity as a director or officer of Fox Chase):

(a) represents and warrants to Univest that (i) the undersigned (A) beneficially owns (as such term is defined in Rule 13d-3 under the Exchange Act) all of the shares of Fox Chase Common Stock set forth below on the signature page hereto (the “Original Shares” and, together with any additional shares of Fox Chase Common Stock pursuant to paragraph (d) below, the “Shares”) (provided that the term “Shares” shall not include: (1) any securities beneficially owned by the undersigned as a trustee or fiduciary: (2) any shares as to which the undersigned does not have, directly or indirectly, sole voting power; (3) any unexercised stock options to purchase shares of Fox Chase Common Stock) free and clear of all Liens other than Liens which will be released prior to the effective time of the Merger and which do not affect the ability of the undersigned to vote such Shares, (B) does not beneficially own any shares of Fox Chase Common Stock other than the Original Shares, and (C) has the capacity to enter into this Agreement and that this Agreement is a valid and binding obligation enforceable against the undersigned in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditors’ rights and general equitable principles, (ii) except for this Agreement, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which the undersigned is a party relating to the pledge, disposition or voting of any of the Original Shares (other than Liens which do not affect the ability of the undersigned to vote such Shares), and there are no voting trusts or voting agreements with respect to the Original Shares, (iii) neither the execution and delivery of this Agreement nor the consummation by the undersigned of the transactions contemplated hereby will conflict with or result in a breach, or constitute a default (with or without notice or lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, mortgage, lease or other agreement, instrument or applicable law applicable to the undersigned or to the undersigned’s property or assets, and (iv) no consent, approval or authorization of any other party is required in order for the undersigned to enter into and perform his or her obligations under this Agreement;

(b) agrees to (i) be present (in person or by proxy) at the Fox Chase Shareholders’ Meeting in order to be counted for the purpose of determining the presence of a quorum at such meetings, and (ii) vote or cause to be voted all such Shares (A) in favor of approval and adoption of the Merger, the Merger Agreement and the transactions contemplated thereby (including any amendments or modifications of the terms thereof approved by the Fox Chase Board of Directors), and (B) against (x) any Fox Chase Acquisition Proposal other than the Merger, (y) any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Fox Chase under the

Merger Agreement or of the undersigned under this Agreement, and (z) any action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger or the fulfillment of the conditions under the Merger Agreement;

(c) agrees that (i) the undersigned will not, directly or indirectly, contract to sell, sell, exchange, assign, pledge or otherwise dispose of or encumber (“Transfer”) any of the Shares or any interest therein or any voting rights with respect thereto, other than: (a) to any immediate family member of the undersigned, or to a trust for the benefit of the undersigned or his or her immediate family members or upon the undersigned’s death; provided that, as a precondition to such permitted Transfer, the transferee has agreed in writing to abide by the terms of this Agreement in a form reasonably satisfactory to Univest; (b) transfers by will or operation or law; (c) transfers in connection with estate planning or similar purposes, including transfers to relatives, trusts, foundations and charitable organizations, subject to the transferee first agreeing in writing to abide by the terms of this Agreement; (d) the withholding of Shares by Fox Chase to satisfy tax obligations upon the vesting of any shares of restricted stock or the exercise of stock options; or (e) such transfers as Univest may otherwise permit in its sole discretion; and (ii) any attempted Transfer of the Shares or any interest therein in violation of this paragraph (c) by the undersigned shall be null and void; and

(d) agrees that all shares of Fox Chase Common Stock that the undersigned purchases, acquires the right to vote or otherwise acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of after the execution of this Agreement shall be subject to the terms of this Agreement and shall constitute Shares for all purposes of this Agreement.

It is understood and agreed that the provisions of this Agreement relate solely to the capacity of the undersigned as a shareholder or other beneficial owner of shares of Fox Chase Common Stock and is not in any way intended to affect the exercise by the undersigned of the undersigned’s responsibilities as a director or officer of Fox Chase. It is further understood and agreed that this Agreement is not in any way intended to affect the exercise by the undersigned of any fiduciary responsibility which the undersigned may have in respect of any shares of Fox Chase Common Stock held or controlled by the undersigned as of the date hereof.

The obligations set forth in this Agreement shall terminate upon the earlier to occur of (i) the Fox Chase Shareholders’ Meeting and (ii) the date on which the Merger Agreement is terminated in accordance with its terms.

This Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same Agreement. Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to effect the transactions contemplated by this Agreement.

This Agreement shall inure to the benefit of Univest, shall be binding on the undersigned and his or her executors, personal representatives, administrators, heirs, legatees, guardians and other personal representatives, and may not be assigned by any party without the written consent of the other. This Agreement shall survive the death or incapacity of the undersigned.

If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

The undersigned agrees that, in the event of his or her breach of this Agreement, Univest shall be entitled to such remedies and relief against the undersigned as are available at law or in equity. The undersigned acknowledges that there is not an adequate remedy at law to compensate Univest for a violation of this Agreement, and irrevocably waives, to the extent permitted by law, any defense that he or she might have based on the adequacy of a remedy at law which might be asserted as a bar to specific performance, injunctive relief, or other equitable relief. The undersigned agrees to the granting of injunctive relief without the posting of any bond or other securities and further agrees that, if any bond or other securities shall be required, such bond or other securities shall be in a nominal amount.

Please confirm, intending to be legally bound, that the foregoing correctly states the understanding between the undersigned and Univest by signing and returning to Univest a counterpart hereof.

Very truly yours,

Name:

Number of Shares:

Accepted as of this          day of December 2015:

UNIVEST CORPORATION OF PENNSYLVANIA

By:
Name:
Title:

Exhibit B

December 8, 2015

Fox Chase Bancorp, Inc.

4390 Davisville Road

Hatboro, Pennsylvania 19040

Ladies and Gentlemen:

Univest Corporation of Pennsylvania (“Univest”) and Fox Chase Bancorp, Inc. (“Fox Chase”) desire to enter into, concurrently with or following the execution of this letter agreement (this “Agreement”), an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”), pursuant to which, among other things, Fox Chase will merge with and into Univest, with Univest surviving the merger (the “Merger”). Defined terms used but not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

Fox Chase has required that, as a condition to its willingness to enter into the Merger Agreement, the undersigned shareholder of Univest execute and deliver to Fox Chase this Agreement.

The undersigned, in order to induce Fox Chase to enter into the Merger Agreement, hereby irrevocably (in his or her individual capacity and not in his or her capacity as a director or officer of Univest):

(a) represents and warrants to Fox Chase that (i) the undersigned (A) beneficially owns (as such term is defined in Rule 13d-3 under the Exchange Act) all of the shares of Univest Common Stock set forth below on the signature page hereto (the “Original Shares” and, together with any additional shares of Univest Common Stock pursuant to paragraph (b) below, the “Shares”) (provided that the term “Shares” shall not include: (1) any securities beneficially owned by the undersigned as a trustee or fiduciary; (2) any shares as to which the undersigned does not have, directly or indirectly, sole voting power; and (3) any unexercised stock options to purchase shares of Univest Common Stock) and (B) has the capacity to enter into this Agreement and that this Agreement is a valid and binding obligation enforceable against the undersigned in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditors’ rights and general equitable principles, (ii) except for this Agreement, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which the undersigned is a party relating to the pledge, disposition or voting of any of the Original Shares (other than Liens which do not affect the ability of the undersigned to vote such Shares), and there are no voting trusts or voting agreements with respect to the Original Shares, (iii) neither the execution and delivery of this Agreement nor the consummation by the undersigned of the transactions contemplated hereby will conflict with or result in a breach, or constitute a default (with or without notice or lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, mortgage, lease or other agreement, instrument or applicable law applicable to the undersigned or to the undersigned’s property or assets, and (iv) no consent, approval or authorization of any other party is required in order for the undersigned to enter into and perform his or her obligations under this Agreement;

(b) agrees to (i) be present (in person or by proxy) at the Univest Shareholders’ Meeting in order to be counted for the purpose of determining the presence of a quorum at such meetings, and (ii) vote or cause to be voted all such Shares in favor of approval and adoption of the Merger, the Merger Agreement and the transactions contemplated thereby (including any amendments or modifications of the terms thereof approved by the Univest Board of Directors);

(c) agrees that (i) the undersigned will not, directly or indirectly, contract to sell, sell, exchange, assign, pledge or otherwise dispose of or encumber (“Transfer”) any of the Shares or any interest therein or any voting rights with respect thereto, other than: (a) to any immediate family member of the undersigned, or to a trust for the benefit of the undersigned or his or her immediate family members or upon the undersigned’s death; provided that, as a precondition to such permitted Transfer, the transferee has agreed in writing to abide by the terms of this Agreement in a form reasonably satisfactory to Fox Chase; (b) transfers by will or operation of law; (c) transfers in connection with estate planning or similar purposes, including transfers to relatives, trusts, foundations and charitable organizations, subject to the transferee first agreeing in writing to abide by the terms of this Agreement; (d) the withholding of Shares by Univest to satisfy tax obligations upon the vesting of any shares of restricted stock or the exercise of stock options; or (e) such transfers as Fox Chase may otherwise permit in its sole discretion; and (ii) any attempted Transfer of the Shares or any interest therein in violation of this paragraph (c) by the undersigned shall be null and void; and

(d) agrees that all shares of Univest Common Stock that the undersigned purchases, acquires the right to vote or otherwise acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of after the execution of this Agreement shall be subject to the terms of this Agreement and shall constitute Shares for all purposes of this Agreement.

It is understood and agreed that the provisions of this Agreement relate solely to the capacity of the undersigned as a shareholder or other beneficial owner of shares of Univest Common Stock and is not in any way intended to affect the exercise by the undersigned of the undersigned’s responsibilities as a director or officer of Univest. It is further understood and agreed that this Agreement is not in any way intended to affect the exercise by the undersigned of any fiduciary responsibility which the undersigned may have in respect of any shares of Univest Common Stock held or controlled by the undersigned as of the date hereof.

The obligations set forth in this Agreement shall terminate upon the earlier to occur of (i) the Univest Shareholders’ Meeting and (ii) the date on which the Merger Agreement is terminated in accordance with its terms.

This Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same Agreement. Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to effect the transactions contemplated by this Agreement.

This Agreement shall inure to the benefit of Fox Chase, shall be binding on the undersigned and his or her executors, personal representatives, administrators, heirs, legatees, guardians and other personal representatives, and may not be assigned by any party without the written consent of the other. This Agreement shall survive the death or incapacity of the undersigned.

If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

The undersigned agrees that, in the event of his or her breach of this Agreement, Fox Chase shall be entitled to such remedies and relief against the undersigned as are available at law or in equity. The undersigned acknowledges that there is not an adequate remedy at law to compensate Fox Chase for a violation of this Agreement, and irrevocably waives, to the extent permitted by law, any defense that he or she might have based on the adequacy of a remedy at law which might be asserted as a bar to specific performance, injunctive relief, or other equitable relief. The undersigned agrees to the granting of injunctive relief without the posting of any bond or other securities and further agrees that, if any bond or other securities shall be required, such bond or other securities shall be in a nominal amount.

Please confirm, intending to be legally bound, that the foregoing correctly states the understanding between the undersigned and Fox Chase by signing and returning to Fox Chase a counterpart hereof.

Very truly yours,

Name:

Number of Shares:

Accepted as of this          day of December 2015:

FOX CHASE BANCORP, INC.

By:
Name:
Title:

ANNEX B

265 Franklin Street, Suite 710 Boston, MA 02110 Tel: 617 654-0700 | Fax: 617 654-0710 Piper Jaffray & Co. Since 1895. Member SIPC and NYSE.

December 8, 2015

Board of Directors

Fox Chase Bancorp, Inc.

4390 Davisville Road

Hatboro, PA 19040

Members of the Board:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of common stock, par value $0.01 (the “Company Common Stock”), of Fox Chase Bancorp, Inc. (the “Company”), of the Merger Consideration (as defined below) to be exchanged pursuant to an Agreement and Plan of Merger (the “Agreement”), to be entered into between the Company and Univest Corporation of Pennsylvania (the “Acquiror”). The Agreement provides for, among other things, the merger (the “Merger”) of the Company with and into the Acquiror, pursuant to which each outstanding share of Company Common Stock, other than shares of Company Common Stock held in treasury or owned by the Acquiror, will be converted into the right to receive, at the election of each holder of Company Common Stock, either 0.9731 shares (the “Common Stock Consideration”) of common stock, par value $5.00 per share, of the Acquiror (the “Acquiror Shares”), or $21.00 in cash (the “Cash Consideration” and together with the Common Stock Consideration, the “Merger Consideration”). Cash will be paid in lieu of any fractional shares. The holders of Company Common Stock will be offered the opportunity to elect to receive the Merger Consideration in the form of Common Stock Consideration, Cash Consideration, or a combination of both Common Stock Consideration and Cash Consideration in exchange for each of their shares of Company Common Stock. All elections will be subject to allocation and proration procedures described in the Agreement. These procedures are intended to ensure that 60% of the shares of Company Common Stock at the time of the Merger is exchanged for Common Stock Consideration. The terms and conditions of the Merger are more fully set forth in the Agreement. Capitalized terms not otherwise defined in this letter have the meanings set forth in the Agreement.

Piper Jaffray & Co., as part of its investment banking business, is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. In arriving at our opinion, we have: (i) reviewed and analyzed the financial terms of a draft of the Agreement dated December 8, 2015; (ii) reviewed and analyzed certain financial and other data with respect to the Company and the Acquiror which was publicly available or made available to us by the Company and by the Acquiror; (iii) reviewed and analyzed certain forward-looking information relating to the Company and the Acquiror that was publicly available, as well as that was furnished to us by the Company and the Acquiror, including internally prepared forecasts of the Company’s expected operating results on a stand-alone basis; (iv) reviewed and analyzed materials detailing the Merger prepared by the Company, the Acquiror and their affiliates and by their respective legal and accounting advisors including the estimated amount and timing of the cost savings and related expenses, purchase accounting adjustments and synergies expected to result from the Merger (the “Synergies”); (v) conducted discussions with members of senior management and representatives of the Company and the Acquiror concerning the matters described in clauses (i), (ii), (iii) and (iv) above, as well as their respective businesses and prospects before and after giving effect to the Merger and the Synergies; (vi) reviewed the current and historical reported prices and trading activity of Company Common Stock and the Acquiror Shares and similar information for certain other publicly traded companies deemed by us to be comparable to the Company and Acquiror; (vii) compared the financial performance of the Company and the Acquiror with that of certain other publicly traded companies that we deemed relevant; (viii) reviewed the relative contributions of the Company and the Acquiror to the future financial performance of the surviving

Confidential

Fox Chase Bancorp, Inc.

December 8, 2015

corporation on a pro forma basis; (ix) performed certain financial analyses for the Company and Acquiror on a pro forma combined basis giving effect to the Merger based on assumptions relating to the Synergies; (x) analyzed the Merger Consideration relative to the historical trading price of Company Common Stock and the Company’s tangible book value, tangible book value adjusted for excess capital, core deposits and last twelve months earnings as of September 30, 2015; and (xi) reviewed the financial terms, to the extent publicly available, of certain business combination transactions that we deemed relevant. In addition, we have conducted such other analyses, examinations and inquiries and considered such other financial, economic and market criteria as we have deemed necessary in arriving at our opinion.

In arriving at our opinion, we have relied upon and assumed, without assuming liability or responsibility for independent verification, the accuracy and completeness of all information that was publicly available or was furnished, or otherwise made available, to us or discussed with or reviewed by us. We have further relied upon the assurances of the management of the Company and the Acquiror that the financial information provided has been prepared on a reasonable basis in accordance with industry practice, and that they are not aware of any information or facts that would make any information provided to us incomplete or misleading. Without limiting the generality of the foregoing, for the purpose of this opinion, we have assumed that with respect to financial forecasts, estimates and other forward-looking information (including the Synergies) reviewed by us, that such information has been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments of the management of the Company and the Acquiror as to the expected future results of operations and financial condition of the Company and the Acquiror, respectively, to which such financial forecasts, estimates and other forward-looking information (including the Synergies) relate and we have assumed that such results would be achieved. We express no opinion as to any such financial forecasts, estimates or forward-looking information (including the Synergies) or the assumptions on which they were based. We have further assumed that the Merger will qualify as a tax-free reorganization for United States federal income tax purposes to the extent of the Common Stock Consideration. We express no opinion as to any of the legal, accounting and tax matters relating to the Merger and any other transactions contemplated in connection therewith and have relied, with your consent, on advice of the outside legal counsel and the independent accountants to the Company, and on the assumptions of the management of the Company and the Acquiror, as to all accounting, legal, tax and financial reporting matters with respect to the Company, the Acquiror and the Agreement.

In arriving at our opinion, we have assumed that the executed Agreement will be in all material respects identical to the last draft reviewed by us. We have relied upon and assumed, without independent verification, that (i) the representations and warranties of all parties to the Agreement and all other related documents and instruments that are referred to therein are true and correct, (ii) each party to such agreements will fully and timely perform all of the covenants and agreements required to be performed by such party, (iii) the Merger will be consummated pursuant to the terms of the Agreement without amendments thereto and (iv) all conditions to the consummation of the Merger will be satisfied without waiver by any party of any conditions or obligations thereunder. Additionally, we have assumed that all the necessary regulatory approvals and consents required for the Merger will be obtained in a manner that will not adversely affect the Company, the Acquiror or the contemplated benefits of the Merger.

In arriving at our opinion, we have not performed any appraisals or valuations of any specific assets or liabilities (fixed, contingent, derivative, off-balance sheet, or other) of the Company or the Acquiror, and have not been furnished or provided with any such appraisals or valuations, nor have we evaluated the solvency of the Company or the Acquiror under any state or federal law relating to bankruptcy, insolvency or similar matters. Accordingly, we express no opinion regarding the liquidation value of the Company, the Acquiror or any other

Confidential

Fox Chase Bancorp, Inc.

December 8, 2015

entity. We have assumed that there has been no material change in the respective assets, financial condition, results of operations, business or prospects of the Company or the Acquiror since the date of the most recent financial data made available to us. We have also assumed in all respects material to our analysis that the Company and the Acquiror would remain as a going concern for all periods relevant to our analysis. Without limiting the generality of the foregoing, we have not: (i) conducted a review of any individual credit files of the Company or the Acquiror, nor have we evaluated the adequacy of the loan or lease reserves of the Company or the Acquiror, (ii) conducted a review of any credit mark which may be taken in connection with the Merger, nor have we evaluated the adequacy of any contemplated credit mark to be so taken, or (iii) conducted a review of the collectability of any asset or the future performance of any loan of the Company or the Acquiror. We have assumed, with your consent, that the respective allowances for loan and lease losses for the Company and the Acquiror, and the credit mark are adequate to cover such losses and will be adequate on a pro forma basis for the Acquiror. Accordingly, we express no opinion with respect to the foregoing. Again, without limiting the generality of the foregoing, we have undertaken no independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company or the Acquiror is a party or may be subject, and at the direction of the Company and with its consent, our opinion makes no assumption concerning, and therefore does not consider, the possible assertion of claims, outcomes or damages arising out of any such matters. We have also assumed that neither the Company nor the Acquiror is party to any material pending transaction, including without limitation any financing, recapitalization, acquisition or merger, divestiture or spin-off, other than the Merger and the merger of the principal banking subsidiaries of the Company and Acquiror contemplated by the Agreement.

No company or transaction used in any analysis for purposes of comparison is identical to the Company, Acquiror or the Merger. Accordingly, an analysis of the results of the comparisons is not mathematical; rather, it involves complex considerations and judgments about differences in the companies and transactions to which the Company, Acquiror and the Merger were compared and other factors that could affect the public trading value or transaction value of the companies.

This opinion is necessarily based on economic, market and other conditions and upon the information available to us and facts and circumstances as they exist and are subject to evaluation on the date hereof; events occurring after the date hereof could materially affect the assumptions used in preparing this opinion. We are not expressing any opinion herein as to the price at which shares of Company Common Stock or Acquiror Shares may trade following announcement of the Merger or at any future time. We have not undertaken to reaffirm or revise this opinion or otherwise comment upon any events occurring after the date hereof and do not have any obligation to update, revise or reaffirm this opinion.

We have been engaged by the Company to act as its financial advisor in connection with the Merger and we will receive a fee from the Company for providing our services, a significant portion of which is contingent upon the consummation of the Merger. We will also receive a fee for rendering this opinion. Our opinion fee is not contingent upon the consummation of the Merger or the conclusions reached in our opinion. The Company has also agreed to indemnify us against certain liabilities and reimburse us for certain expenses in connection with our services. Other than our engagement by the Company in connection with the Merger, we have not provided investment banking services to the Company, the Acquiror or entities that are affiliated with the Company or the Acquiror over the past three years; however, we may do so in the future. In addition, in the ordinary course of our business, we and our affiliates may actively trade securities of the Company and the Acquiror for our own account or the account of our customers and, accordingly, may at any time hold a long or short position in such securities.

Consistent with applicable legal and regulatory requirements, Piper Jaffray has adopted policies and procedures to establish and maintain the independence of its Research Department and personnel. As a result, Piper Jaffray’s research analysts may hold opinions, make statements or recommendations, and/or publish research reports with respect to the Company and the Merger and other participants in the Merger that differ from the views of Piper Jaffray’s investment banking personnel.

This opinion is provided to the Board of Directors of the Company in connection with its consideration of the Merger and is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should act, vote or make any election with respect to the Merger or any other matter. Except with respect to the use of this opinion in connection with the proxy statement relating to the Merger in accordance with our engagement letter with the Company, this opinion shall not be disclosed, referred to, published or otherwise used (in whole or in part), nor shall any public references to us be made, without our prior written approval. This opinion has been approved for issuance by the Piper Jaffray Opinion Committee.

This opinion addresses solely the fairness, from a financial point of view, to holders of Company Common Stock of the proposed Merger Consideration set forth in the Agreement and does not address any other terms or agreement relating to the Merger or any other terms of the Agreement. We were not requested to opine as to, and this opinion does not address, the basic business decision to proceed with or effect the Merger, the merits of the Merger relative to any alternative transaction or business strategy that may be available to the Company, Acquiror’s ability to fund the Cash Consideration, any other terms contemplated by the Agreement or the fairness of the Merger to any other class of securities, creditor or other constituency of the Company. Furthermore, we express no opinion with respect to the amount or nature of compensation to any officer, director or employee of any party to the Merger, or any class of such persons, relative to the Merger Consideration to be received by holders of Company Common Stock in the Merger or with respect to the fairness of any such compensation, including whether such payments are reasonable in the context of the Merger.

Based upon and subject to the foregoing and based upon such other factors as we consider relevant, it is our opinion that the Merger Consideration is fair, from a financial point of view, to the holders of Company Common Stock (other than the Acquiror and its affiliates, if any) as of the date hereof.

Sincerely,

/s/ Piper Jaffray & Co.

PIPER JAFFRAY & CO.

B-4

Confidential

Fox Chase Bancorp, Inc.

December 8, 2015

ANNEX C

607 Washington Street Reading, PA 19601
Phone:	(610) 478-2105
E-mail:	info@griffinfingroup.com
Fax:	(610) 478-2227

December 8, 2015

The Board of Directors

Univest Corporation of Pennsylvania

Univest Plaza

14 North Main Street

P.O. Box 64197

Souderton, PA 18964

Members of the Board of Directors:

You have requested our opinion as to the fairness, from a financial point of view, to the shareholders of Univest Corporation of Pennsylvania (the “Company”) of the Merger Consideration (as defined below) to be paid by the Company in the proposed merger (the “Transaction”) of the Company and its wholly owned subsidiary Univest Bank and Trust Co. with Fox Chase Bancorp, Inc. (“Fox Chase”) and its wholly owned subsidiary, Fox Chase Bank.

Pursuant to the Agreement and Plan of Merger (the “Agreement”) by and between the Company and Fox Chase, at the effective time of the merger, Fox Chase will merge with and into the Company, with the Company as the resulting or surviving corporation, and each share of Fox Chase Common Stock (other than Treasury Stock) will be converted into the right to receive either (i) $21.00 in cash without interest or (ii) .9731 shares of Company Common Stock in a stock / cash election, subject to oversubscription provisions to assure a final consideration mix of 60% Univest common stock and 40% cash (the “Merger Consideration”). Outstanding options to purchase Fox Chase common stock will be converted into the right to receive an amount in cash equal to the amount by which the Merger Consideration (using the closing stock price of Univest of the day prior to the closing of the Transaction for the stock-based portion of the Merger Consideration) exceeds the exercise price per share of the Fox Chase stock option. The outstanding indebtedness of the Fox Chase ESOP will be repaid post-closing by the delivery of a sufficient number of unallocated Fox Chase Common Stock shares held by the Fox Chase ESOP to Fox Chase. The total purchase price equals 134% of Fox Chase’s tangible book value at September 30, 2015 and 23.2 times its earnings for the twelve month period ending September 30, 2015. The terms and conditions of the Transaction are more fully described in the Agreement.

In arriving at our opinion, we: (i) reviewed a draft of the Agreement; (ii) reviewed and discussed with the Company and Fox Chase their respective financial information as of and for the nine months ended September 30, 2015 and as of and for the 12-month periods ended December 31, 2014 and December 31, 2013; (iii) discussed with the managements of the Company and Fox Chase matters relating to their respective financial condition, growth, liquidity, earnings, profitability, asset quality, capital adequacy, stock market valuation, future prospects, and related matters as of such dates and for the periods then ended; (iv) reviewed and discussed with management of the Company and Fox Chase their budgeted balance sheet growth and earnings for 2015 and growth trends for assets, loans, deposits, capital and earnings for future periods; (v) analyzed and discussed with the Company and Fox Chase the potential strategic implications and operational benefits anticipated by the managements of the Company and Fox Chase; (vi) evaluated the potential pro forma financial effects of the Transaction on the Company on a forward-looking basis; (vii) reviewed and discussed with the Company and Fox Chase certain publicly available and other business and financial information concerning the Company and Fox Chase and the economic and regulatory environments in which they operate; (viii) compared the proposed

The Board of Directors

Univest Corporation of Pennsylvania

December 8, 2015

financial terms of the Transaction with the publicly available financial terms of certain transactions involving whole bank acquisitions that we deemed relevant; (ix) compared the financial condition and implied valuation of Fox Chase to the financial condition and valuation of certain institutions we deemed relevant; (x) performed discounted cash flow analyses; (xi) considered the Company’s ownership structure, its stock market performance, and the trading history of its common stock which is being used as the Merger Consideration and (xii) undertook such other financial studies and analyses and considered such other information as we deemed appropriate for the purpose of this opinion.

In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of information which was publicly available to us or which was furnished to or discussed with us by the Company or Fox Chase or otherwise reviewed by us including, particularly, the forward looking earnings estimates, projections, cost savings and pro forma growth rates, and we have not independently verified (nor have we assumed responsibility or liability for independently verifying) any such information or its accuracy or completeness. We have not reviewed individual loan files or deposit information of the Company or Fox Chase, nor have we conducted or been provided with any valuation or appraisal of any assets, deposits, or other liabilities of the Company or Fox Chase. We are not experts in the evaluation of loan and lease portfolios for purposes of assessing the adequacy of the allowance for losses with respect thereto, and accordingly, we have assumed that such allowances for losses are adequate. In relying on financial analyses provided to or discussed with us by the Company or Fox Chase or derived therefrom, we have assumed that such analyses have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management. We express no view as to such analyses, forecasts, estimates, or the assumptions on which they were based.

We have also assumed that the representations and warranties made by the Company and Fox Chase in the Agreement are and will be true and correct in all respects material to our analyses, that the covenants and conditions precedent to closing the Transaction contained therein, including approval by Federal and State banking regulators, and by the Company’s shareholders will be performed in all respects material to our analyses in a manner which will not give Fox Chase the ability to terminate the Agreement or decline to close under the Agreement. We are not legal, regulatory, or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We have further assumed that all material governmental, regulatory, shareholder, and any other consents and approvals necessary for the completion of the Transaction will be obtained without any adverse effect to the Company or Fox Chase or to the contemplated benefits of the Transaction. Our opinion assumes, with your consent, that the Transaction will be completed in accordance with the terms set forth in the draft of the Agreement we reviewed.

Our opinion is necessarily based on economic, market, and other conditions as in effect on, as well as the information made available to us as of, the date of this letter. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, confirm, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, to the shareholders of the Company with regard to the Merger Consideration to be paid by the Company in the Transaction, and we express no opinion as to the fairness of the Transaction to creditors or other stakeholders of the Company, the underlying decision by the Company to engage in the Transaction, the relative merits of the Transaction compared to other Transactions available to the Company, or the relative merits of the Transaction compared to other strategic alternatives which may be available to the Company. Additionally, we were not directed to, and

The Board of Directors

Univest Corporation of Pennsylvania

December 8, 2015

we did not solicit indications of interest from, other parties regarding a potential transaction with the Company. Furthermore, we did not take into account and express no opinion with respect to the amount or nature of any bonuses and any other compensation or consideration to any officers, directors, or employees of the Company paid or payable by reason or as a result of the Transaction.

We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services, a significant portion of which will become payable only if the proposed Transaction is completed. The Company has agreed to indemnify us for certain liabilities which could arise as a result of our engagement. During the two years preceding the date of this letter, we have not had an investment banking relationship with Fox Chase for which we were paid for our services. We call to the Company’s attention that we served as the Company’s financial advisor in connection with its acquisition of Valley Green Bank in 2014. In addition, as we have previously disclosed to the Company, we are affiliated with Stevens & Lee, which firm has provided certain legal services to the Company and has been compensated at a market rate for such services.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be paid by the Company in the Transaction is fair, from a financial point of view, to the shareholders of the Company.

The delivery of this opinion has been approved by the fairness opinion committee of Griffin Financial Group, LLC in conformity with our policies and procedures established under the requirement of Rule 5150 of the Financial Industry Regulatory Authority. This letter is provided to the Board of Directors of the Company in connection with and for the purposes of its evaluation of the Transaction, and may not be relied upon by any other person for any other reason. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction or any other matter. This opinion speaks as of the date hereof, and we have no obligation to update, confirm, or revise it. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may, however, be reproduced in any registration statement that the Company will file with the Securities and Exchange Commission in connection with the Transaction, provided that such reproduction is legally required, the opinion is reproduced in such document in its entirety, and such document includes a summary of the opinion and related analyses in a form prepared or approved by us (such approval not to be unreasonably withheld), but may not otherwise be disclosed publicly in any manner without our prior written approval.

Very truly yours,

/s/ GRIFFIN FINANCIAL GROUP, LLC

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on June 14, 2016.

Vote by Internet • Go to www.investorvote.com/FXCB • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website
Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in ☒ this example. Please do not write outside the designated areas.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

- - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - -

A	Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

		For	Against	Abstain		For	Against	Abstain	+
1.	To approve and adopt the Agreement and Plan of Merger dated December 8, 2015 (the “Merger Agreement”), by and between Univest Corporation of Pennsylvania (“Univest”) and Fox Chase Bancorp, Inc. (“Fox Chase”), pursuant to which Fox Chase will merge with and into Univest.	☐	☐	☐	2. To approve a non-binding, advisory proposal to approve the compensation payable to the named executive officers of Fox Chase in connection with the Merger.	☐	☐	☐
		For	Against	Abstain
3.	To approve a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes present at the Special Meeting to approve the proposal to approve the Merger Agreement.	☐	☐	☐	4. Such other matters as may properly come before the Special Meeting or any adjournment thereof.

B	Non-Voting Items
Change of Address — Please print your new address below.		Meeting Attendance
		Mark the box to the right	☐
if you plan to attend the
Special Meeting.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

- - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - -

Revocable Proxy – Fox Chase Bancorp, Inc.

SPECIAL MEETING OF SHAREHOLDERS

June 14, 2016

Proxy Solicited by Board of Directors

The undersigned hereby appoints the official proxy committee consisting of Todd Benning and Anthony Nichols, Sr., with full powers of substitution in each, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Fox Chase Bancorp, Inc. (“Fox Chase”) which the undersigned is entitled to vote at the Special Meeting of Shareholders (“Special Meeting”) to be held at the Fox Chase Bank office located at 510 East Township Line Road, Suite 200, Blue Bell, Pennsylvania, on June 14, 2016 at 9:00 a.m. Eastern Time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

THE PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Special Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Shareholders, or by filing of a later proxy prior to a vote being taken on a particular proposal at the Special Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Special Meeting and a Proxy Statement/Prospectus dated May 2, 2016.

Please complete and date this proxy and return it promptly

In the enclosed postage–paid envelope

[FOX CHASE BANCORP, INC. LETTERHEAD]

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of Fox Chase Bancorp, Inc., I am forwarding you the attached GREEN vote authorization form to convey your voting instructions to Pentegra Trust Company, as trustee (the “Trustee”) of the Fox Chase Bank 401(k) Profit Sharing Plan and Trust (the “401(k) Plan”), on the proposals to be presented at the Special Meeting of Stockholders of Fox Chase Bancorp to be held on June 14, 2016. Also enclosed is a joint proxy statement/prospectus for the Special Meeting of Stockholders of Fox Chase Bancorp.

As a holder of Fox Chase Bancorp common stock through the Fox Chase Bancorp Stock Fund in the 401(k) Plan, you are entitled to direct the Trustee how to vote the shares of common stock credited to your account as of April 29, 2016, the record date for the Special Meeting. If the Trustee does not receive your instructions by June 6, 2016, the Trustee will vote your shares in the same proportion as shares for which the Trustee received instructions from other 401(k) Plan participants.

Please complete, sign and return the enclosed GREEN vote authorization form in the postage paid envelope included with this letter. Your vote will not be revealed, directly or indirectly, to any employee or director of Fox Chase Bancorp or Fox Chase Bank.

If you participate in several employer-sponsored stock-based benefit plans you will receive multiple vote authorization forms. Please submit all of the vote authorization forms you receive.

Sincerely,

Thomas M. Petro

President and Chief Executive Officer

401(k) PLAN

VOTE AUTHORIZATION FORM

FOX CHASE BANCORP, INC.

SPECIAL MEETING OF STOCKHOLDERS

June 14, 2016

I understand that Pentegra Trust Company (the “Trustee”) is the holder of record and custodian of all shares of Fox Chase Bancorp, Inc. (“Fox Chase”) common stock under the Fox Chase Bank 401(k) Profit Sharing Plan and Trust (the “Plan”). I understand that my voting instructions are solicited on behalf of Fox Chase’s Board of Directors for the Special Meeting of Stockholders to be held on June 14, 2016.

You are to vote my shares as follows:

1.	To approve and adopt the Agreement and Plan of Merger dated December 8, 2016 (the “Merger Agreement”) by and between Univest Corporation of Pennsylvania (“Univest”) and Fox Chase, pursuant to which Fox Chase will merge with and into Univest (the “Merger”).

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	To approve a non-binding, advisory proposal to approve the compensation payable to the named executive officers of Fox Chase in connection with the Merger.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	To approve a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes present at the Special Meeting to approve the proposal to approve the Merger Agreement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF

THE PROPOSALS SET FORTH ABOVE.

The Trustee is hereby authorized to vote all shares of Fox Chase common stock credited to my Plan account as indicated above.

Date:
Signature

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTE AUTHORIZATION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY JUNE 6, 2016.

[FOX CHASE BANCORP, INC. LETTERHEAD]

Dear ESOP Participant:

On behalf of the Board of Directors of Fox Chase Bancorp, Inc. (the “Company”), I am forwarding you the attached BLUE vote authorization form to convey your voting instructions to Pentegra Trust Company, as trustee (the “Trustee”) of the Fox Chase Bank Employee Stock Ownership Plan (the “ESOP”) on the proposals to be presented at the Special Meeting of Stockholders of Fox Chase Bancorp to be held on June 14, 2016. Also enclosed is a joint proxy statement/prospectus for the Special Meeting of Stockholders of Fox Chase Bancorp.

As an ESOP participant you are entitled to vote all shares of Company common stock allocated to your account as of April 29, 2016, the record date for the Special Meeting. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee on or before June 6, 2016. If you do not direct the Trustee how to vote the shares of Company common stock allocated to your ESOP account, the Trustee will vote your shares in the same proportion as shares for which the Trustee received instructions from other participants, subject to its fiduciary duties.

Please complete, sign and return the enclosed BLUE vote authorization form in the postage paid envelope provided with this letter. Your vote will not be revealed, directly or indirectly, to any employee or director of Fox Chase Bancorp or Fox Chase Bank.

If you participate in several employer-sponsored stock-based benefit plans you will receive multiple vote authorization forms. Please submit all of the vote authorization forms you receive.

Sincerely,

Thomas M. Petro

President and Chief Executive Officer

ESOP

VOTE AUTHORIZATION FORM

FOX CHASE BANCORP, INC.

SPECIAL MEETING OF STOCKHOLDERS

June 14, 2016

I understand that Pentegra Trust Company (the “Trustee”) is the holder of record and custodian of all shares of Fox Chase Bancorp, Inc. (“Fox Chase”) common stock under the Fox Chase Bank Employee Stock Ownership Plan (the “Plan”). I understand that my voting instructions are solicited on behalf of Fox Chase’s Board of Directors for the Special Meeting of Stockholders to be held on June 14, 2016.

You are to vote my shares as follows:

1.	To approve and adopt the Agreement and Plan of Merger dated December 8, 2016 (the “Merger Agreement”) by and between Univest Corporation of Pennsylvania (“Univest”) and Fox Chase, pursuant to which Fox Chase will merge with and into Univest (the “Merger”).

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	To approve a non-binding, advisory proposal to approve the compensation payable to the named executive officers of Fox Chase in connection with the Merger.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	To approve a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes present at the Special Meeting to approve the proposal to approve the Merger Agreement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF

THE PROPOSALS SET FORTH ABOVE.

The Trustee is hereby authorized to vote all shares of Fox Chase common stock allocated to my Plan account as indicated above.

Date:
Signature

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTE AUTHORIZATION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY JUNE 6, 2016.

[FOX CHASE BANCORP, INC. LETTERHEAD]

Dear Equity Incentive Plan Participant:

On behalf of the Board of Directors of Fox Chase Bancorp, Inc. (the “Company”), I am forwarding you the attached YELLOW vote authorization form to convey your voting instructions to Pentegra Trust Company, as trustee (the “Trustee”) of the Fox Chase Bancorp, Inc. 2007 Equity Incentive Plan (the “2007 Equity Plan”) and the Fox Chase Bancorp, Inc. 2011 Equity Incentive Plan (the “2011 Equity Plan”), on the proposals to be presented at the Special Meeting of Stockholders of Fox Chase Bancorp to be held on June 14, 2016. Also enclosed is a joint proxy statement/prospectus for the Special Meeting of Stockholders of Fox Chase Bancorp.

As a participant in the 2007 Equity Plan and/or the 2011 Equity Plan, you are entitled to vote all unvested shares of Company common stock awarded to you under the 2007 Equity Plan and/or the 2011 Equity Plan as of April 29, 2016, the record date for the Special Meeting. All unvested shares of Company common stock awarded to participants will be voted as directed by participants, so long as participant instructions are received by the Trustee on or before June 6, 2016. If you do not direct the Trustee how to vote your unvested shares of Company common stock, the Company will direct the Trustee how to vote the shares.

Please complete, sign and return the enclosed YELLOW vote authorization form in the postage paid envelope provided with this letter. Your vote will not be revealed, directly or indirectly, to any employee or director of Fox Chase Bancorp or Fox Chase Bank.

If you participate in several employer-sponsored stock-based benefit plans you will receive multiple vote authorization forms. Please submit all of the vote authorization forms you receive.

Sincerely,

Thomas M. Petro

President and Chief Executive Officer

EQUITY INCENTIVE PLANS

VOTE AUTHORIZATION FORM

FOX CHASE BANCORP, INC.

SPECIAL MEETING OF STOCKOLDERS

June 14, 2016

I understand that Pentegra Trust Company (the “Trustee”) is the holder of record and custodian of all shares of Fox Chase Bancorp, Inc. (“Fox Chase”) common stock under the Fox Chase Bancorp, Inc. 2007 Equity Incentive Plan (the “2007 Equity Plan”) and the Fox Chase Bancorp, Inc. 2011 Equity Incentive Plan (the “2011 Equity Plan”). I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Special Meeting of Stockholders to be held on June 14, 2016.

You are to vote my shares as follows:

1.	To approve and adopt the Agreement and Plan of Merger dated December 8, 2016 (the “Merger Agreement”) by and between Univest Corporation of Pennsylvania (“Univest”) and Fox Chase, pursuant to which Fox Chase will merge with and into Univest (the “Merger”).

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	To approve a non-binding, advisory proposal to approve the compensation payable to the named executive officers of Fox Chase in connection with the Merger.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	To approve a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes present at the Special Meeting to approve the proposal to approve the Merger Agreement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF

THE PROPOSALS SET FORTH ABOVE.

The Trustee is hereby authorized to vote all unvested shares of Fox Chase common stock awarded to me under the 2007 Equity Plan and/or the 2011 Equity Plan as indicated above.

Date:
Signature

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTE AUTHORIZATION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY JUNE 6, 2016.

[FOX CHASE BANCORP, INC. LETTERHEAD]

Dear Executive Long-Term Incentive Plan Participant:

On behalf of the Board of Directors of Fox Chase Bancorp, Inc. (the “Company”), I am forwarding you the attached RED vote authorization form to convey your voting instructions to Pentegra Trust Company, as trustee (the “Trustee”) of the Amended and Restated Fox Chase Bank Executive Long-Term Incentive Plan (the “Plan”), on the proposals to be presented at the Special Meeting of Stockholders of Fox Chase Bancorp to be held on June 14, 2016. Also enclosed is a joint proxy statement/prospectus for the Special Meeting of Stockholders of Fox Chase Bancorp.

As a Plan participant, you are entitled to vote all shares of Company common stock credited to your account as of April 29, 2016, the record date for the Special Meeting. All shares of Company common stock held in the Plan trust will be voted as directed by participants, so long as participant instructions are received by the Trustee on or before June 6, 2016. If you do not direct the Trustee how to vote the shares of Company common stock credited to your Plan account, the Trustee will vote your shares as directed by the Company.

Please complete, sign and return the enclosed RED vote authorization form in the postage paid envelope provided with this letter. Your vote will not be revealed, directly or indirectly, to any employee or director of Fox Chase Bancorp or Fox Chase Bank.

If you participate in several employer-sponsored stock-based benefit plans you will receive multiple vote authorization forms. Please submit all of the vote authorization forms you receive.

Sincerely,

Thomas M. Petro

President and Chief Executive Officer

EXECUTIVE LONG-TERM INCENTIVE PLAN

VOTE AUTHORIZATION FORM

FOX CHASE BANCORP, INC.

SPECIAL MEETING OF STOCKHOLDERS

June 14, 2016

I understand that Pentegra Trust Company (the “Trustee”) is the holder of record and custodian of all shares of Fox Chase Bancorp, Inc. (“Fox Chase”) common stock under the Amended and Restated Fox Chase Bank Executive Long-Term Incentive Plan (the “Plan”). I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Special Meeting of Stockholders to be held on June 14, 2016.

You are to vote my shares as follows:

1.	To approve and adopt the Agreement and Plan of Merger dated December 8, 2016 (the “Merger Agreement”) by and between Univest Corporation of Pennsylvania (“Univest”) and Fox Chase, pursuant to which Fox Chase will merge with and into Univest (the “Merger”).

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	To approve a non-binding, advisory proposal to approve the compensation payable to the named executive officers of Fox Chase in connection with the Merger.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	To approve a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes present at the Special Meeting to approve the proposal to approve the Merger Agreement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF

THE PROPOSALS SET FORTH ABOVE.

The Trustee is hereby authorized to vote all shares of Fox Chase common stock credited to my Plan account as indicated above.

Date:
Signature

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTE AUTHORIZATION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY JUNE 6, 2016.